[logo] WM
GROUPofFUNDS




WM GROUP
OF FUNDS

Common sense. Uncommon solutions.

[graphic omitted]

ANNUAL REPORT
for the year ended
October 31, 2002

EQUITY FUNDS
Equity Income Fund
Growth & Income Fund
West Coast Equity Fund
Growth Fund
Mid Cap Stock Fund
Small Cap Stock Fund
International Growth Fund

FIXED-INCOME FUND
Short-Term Income Fund
U.S. Government Securities Fund
Income Fund
High Yield Fund

MUNICIPAL FUNDS
Tax-Exempt Bond Fund
California Municipal Fund
California Insured Intermediate Municipal Fund


TABLE OF CONTENTS

            Message from the President                                        1
            A Return to the Basics                                            2

            Individual Portfolio Reviews                                      5

            Statements of Assets and Liabilities                             34

            Statements of Operations                                         38

            Statements of Changes in Net Assets                              40

            Statements of Changes in Net
            Assets - Capital Stock Activity                                  44

            Financial Highlights                                             48

            Portfolio of Investments                                         63

            Notes to Financial Statements                                   109

            Independent Auditors' Report                                    117

            Other Information (unaudited)                                   118


-------------------------------------
NOT
FDIC        o May Lose Value
INSURED     o No Bank Guarantee
-------------------------------------

[photo of William G. Papesh]

Dear Shareholder

Global economic uncertainty early in the year ushered in a period of fairly difficult market performance. Almost every equity market sector, segment, and geographic region finished down for the fiscal year. Corporate scandals, fear of terrorism and war, and a generally weak economic environment repeatedly challenged investor confidence. While these forces continue to affect the investment environment, we should also recognize the long-term strength of the U.S. economy and the resiliency of its financial markets. Throughout a history dating back to 1939, the WM Group of Funds has seen both economic and financial downturns, yet the markets have always rebounded. This period should prove no different.

In the face of challenging market conditions, it is important that investors not lose sight of their long-term financial goals. The temptation, of course, is to change your investment strategy in response to short-term circumstances. It is disconcerting to note that the record for equity mutual fund net sales occurred in February of 2000, just before the market's peak. Conversely, the month with the largest single outflow from equity funds was July of 2002, just as markets struggled to find a bottom.(1) It is a common pitfall to sell at the bottom after buying at a peak-precisely the opposite of what is intuitive and beneficial for an investor. It is also easy to get caught up in bull market euphoria or bear market anxiety, which is why we always suggest working with an Investment Representative and examining strategies that can help avoid these common investment mistakes.

At the WM Group of Funds, we feel that finding the best tradeoff between risk and return is crucial for positioning your assets so that you can realize your financial goals. Therefore, we employ a unique focus on risk management, emphasizing the importance of long-term risk-adjusted returns. Over the last twelve months, this focus yielded relative performance results that were gratifying despite the widespread losses endured by equity-based investments. We also experienced strong sales inflows and low redemptions in contrast to many others in the mutual fund industry. For example, during the current bear market we have consistently achieved redemption rates that have been significantly lower than overall industry averages. This is a testament to our risk management philosophy and to the ongoing relationship between you and your Investment Representative.

In addition to risk management, a broad mix of assets and adherence to a long-term plan can provide the downside protection and wealth-building potential that you need. This is the basic premise of asset allocation, a strategy that is central to our fund family's investment philosophy. The WM Group of Funds boasts one of the oldest asset allocation programs on the market-our Strategic Asset Management (SAM) program. The SAM program has incorporated a fund-of-funds approach since 1996, but its investment roots date back to October 1990.(2) In fact, of the 468 portfolios currently classified as fund-of-funds by Lipper, Inc., only two other fund companies have track records that predate the 1990 inception of the SAM program.(3) Through diversification and active asset allocation, our Strategic Asset Management Portfolios can provide investors with the potential for reduced risk combined with investment choice and flexibility.

This year's clear contrast between the performance of bond and stock investments also supports the rationale for asset allocation. When one security type advanced, it was at the expense of the other. Incorporating both bonds and stocks in an investment portfolio can limit the effects of drastic market swings through a combination of securities that react differently to changing market forces. Investors whose portfolios included fixed-income investments received the benefits of an income stream and reduced risk during this year's heightened volatility.

As we look to the coming year, I would like to reiterate the importance of maintaining a long-term perspective. Although choppy market performance may continue in the short-term, we believe that the country is in the midst of a recovery. Ongoing market conditions present an opportunity for all of us to learn, re-assess, and gain additional understanding of how we can effectively deliver solid risk-adjusted returns in a multitude of market conditions. I encourage you to contact your Investment Representative with any questions or feedback you may have as we navigate through this difficult interval and prepare for the next market cycle.

For more than 60 years we have dedicated ourselves to assisting our shareholders in building their investment wealth. Thank you for the opportunity to continue doing so in the future and for your confidence in the WM Group of Funds.

    Sincerely,

/s/ William G. Papesh

    William G. Papesh
    President

(1) Source: Investment Company Institute.

(2) Prior to November 1, 1996, the Strategic Asset Management Portfolios were known as Sierra Asset Management Accounts ("SAM Accounts"). The SAM accounts were discretionary asset allocation accounts that were not registered under the Investment Company Act of 1940.

(3) Source: Lipper, Inc. Lipper is an independent industry research firm that classifies and tracks the performance of mutual funds.

A Return to the Basics

[Graphic Omitted]

Investing in Strength

Although U.S. equity markets have retreated from their highs in early 2000 and the economy has struggled through a recession, the U.S. financial system is still the largest and strongest in the world. We will recover from this recession, and the markets will eventually follow. Now is the time to re-examine positions, ensure that we are still on track, and focus on our long-term goals and objectives rather than on day-to-day market fluctuations.

Economic weakness and bear markets are a natural, albeit painful, part of the investment process. In truth, bear markets can provide numerous opportunities to invest when prices have fallen-as long as we have a long-term perspective along with the time and patience to allow markets to rebound. As a society, we'd prefer to buy products on sale rather than pay full price, but we seem to avoid low prices in financial assets. It is difficult, even for the experts, to precisely time the market's peaks and bottoms, but investing when prices are low is just good common sense, and history supports this approach.

-------------------------------------------------------------------------------
BUYING "ON SALE"       AVERAGE ANNUAL RETURN FROM BOTTOM OF MARKET

RECESSION/BEAR MARKET         BOTTOM       3 YEAR      5 YEAR      10 YEAR
-------------------------------------------------------------------------------
1973-74                      Nov '74        20.0%       16.8%       15.6%
1981-82                      Aug '82        27.1%       29.7%       19.2%
1987                         Dec '87        15.8%       17.3%       18.7%
1990-91                      Nov '90        19.0%       17.2%       19.4%
2000-02                          ?           --          --          --
-------------------------------------------------------------------------------

Source: Ibbotson Associates. The periods shown above represent the most notable recent (since 1970) bear markets (defined as a market decline of 20% from top to bottom measured by the S&P 500 Index), and they begin the month after the market bottom was reached. Stocks are represented by the S&P 500 Index, an unmanaged weighted index which is considered representative of the stock market in general. The returns shown assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Avoid These Common Investment Mistakes

We just touched on one of the most common investment mistakes-buying high and selling low. It is easy to chase trailing performance and get caught up in the end of a bull market only to see the market weaken and prices come down. As we moved through the first bear market in roughly a decade, many investors further damaged their portfolios by abandoning the equity markets and selling at a bottom. If you caught yourself buying high and selling low during this bear market, you were not alone.

-------------------------------------------------------------------------------
10 COMMON INVESTMENT MISTAKES

1.      Not having a long-term plan
2.      Keeping a short-term perspective
3.      Buying high
4.      Selling low
5.      Chasing returns
6.      Having unrealistic expectations
7.      Having large asset concentrations and not rebalancing
8.      Assuming too much or not enough risk
9.      Letting emotions guide your decisions
10.     Do-it-yourself investing
-------------------------------------------------------------------------------

[Graphic Omitted]

Continuous Investing

As the chart to the right indicates, people tend to buy when the market is rising and sell when the market is falling or has already fallen. In fact, a record $53 billion in net sales flowed into equity mutual funds in February 2000, just as the market peaked. The flip side was also true when selling reached its heaviest in July 2002, after the markets had been bottoming out for some time.

It is impossible to know precisely when market peaks and troughs will occur, but a long-term plan that incorporates systematic investments throughout the entire cycle can help you build on your current investments whenever markets retreat. Known as dollar cost averaging, this disciplined process allows you to buy more shares when prices are low and fewer shares when prices are high, thereby lowering the average cost of the shares you purchase.(1)

Managing Expectations

The dynamic equity performance of the 1990s altered the perception of many investors so that now, unfortunately, they expect returns that are well above historical averages. Since 1926, U.S. stock market performance has averaged just over 10% per year.(2) In contrast, the five-year average annual return of over 28.5% achieved from 1995 to 1999 was both unprecedented and unsustainable. We have now seen a substantial market correction, but looking at the past ten years, we can also see that both the S&P 500 and the NASDAQ have returned to levels closer to the long-term 10% average return.

It makes sense to assume that we probably won't see a period like the late 1990s in the near term. We have to keep our expectations in check and be prepared to accept performance that is more in line with the underlying growth in corporate profits.

                         Equity Mutual Fund Asset Flows
                            Have Trailed the Market

                        (January 1999 to September 2002)

                                                   Dow Jones
                          Net Equity              Industrial
                          Fund Flows               Average

Jan 99                     17,123                   9,359
                              711                   9,307
                           12,602                   9,786
                           25,838                  10,789
May 99                     14,962                  10,560
                           19,104                  10,971
                           12,400                  10,655
                            6,030                  10,829
Sept 99                    10,791                  10,337
                           21,039                  10,730
                           19,018                  10,878
                           24,979                  11,497
Jan 00                     40,913                  10,941
                           53,682                  10,128
                           39,392                  10,922
                           34,024                  10,734
May 00                     17,037                  10,522
                           22,141                  10,448
                           17,342                  10,522
                           24,009                  11,215
Sept 00                    17,334                  10,651
                           19,163                  10,971
                            5,524                  10,414
                           11,640                  10,788
Jan 01                     25,064                  10,887
                           -3,298                  10,495
                          -20,572                   9,879
                           19,212                  10,735
May 01                     18,127                  10,912
                           10,815                  10,502
                           -1,231                  10,523
                           -4,816                  99,500
Sept 01                   -29,353                   8,848
                              923                   9 075
                           15,297                   9,852
                            2,921                  10,022
Jan 02                     20,048                   9,920
                            5,404                  10,106
                           29,627                  10,404
                           12,926                   9,946
May 02                      4,875                   9,925
                          -18,279                   9,243
                          -52,608                   8,737
                           -3,063                   8,664
Sep 02                    -16,078                   7,592

Sources: Investment Company Institute and Dow Jones. Net equity mutual fund asset flows are sales less redemptions and net exchanges. Dollars are represented in millions. The Dow Jones Industrial Average is an unmanaged weighted index, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

                      Returning to the Long-term Average

         (Growth of a $1 investment from October 1992 to October 2002)

--------------------------------------------------------------------------------
                                                                    10% Average
                                   NASDAQ          S&P 500            Return
--------------------------------------------------------------------------------

Oct 92                              1.00             1.00              1.00
                                    1.08             1.03              1.01
                                    1.12             1.05              1.02
                                    1.15             1.05              1.02
                                    1.11             1.07              1.03
                                    1.14             1.09              1.04
                                    1.09             1.07              1.05
                                    1.16             1.09              1.06
                                    1.16             1.10              1.07
                                    1.16             1.09              1.07
                                    1.23             1.13              1.08
                                    1.26             1.13              1.09
Oct 93                              1.29             1.15              1.10
                                    1.25             1.14              1.11
                                    1.28             1.15              1.12
                                    1.32             1.19              1.13
                                    1.31             1.16              1.14
                                    1.23             1.11              1.14
                                    1.21             1.12              1.15
                                    1.21             1.14              1.16
                                    1.17             1.11              1.17
                                    1.19             1.15              1.18
                                    1.27             1.20              1.19
                                    1.26             1.17              1.20
Oct 94                              1.28             1.19              1.21
                                    1.24             1.15              1.22
                                    1.24             1.17              1.23
                                    1.25             1.20              1.24
                                    1.31             1.24              1.25
                                    1.35             1.28              1.26
                                    1.39             1.32              1.27
                                    1.43             1.37              1.28
                                    1.54             1.40              1.29
                                    1.65             1.45              1.30
                                    1.69             1.45              1.31
                                    1.72             1.51              1.32
Oct 95                              1.71             1.51              1.33
                                    1.75             1.57              1.34
                                    1.74             1.60              1.35
                                    1.75             1.66              1.36
                                    1.82             1.67              1.37
                                    1.82             1.69              1.38
                                    1.97             1.72              1.40
                                    2.05             1.76              1.41
                                    1.96             1.77              1.42
                                    1.79             1.69              1.43
                                    1.89             1.72              1.44
                                    2.03             1.82              1.45
Oct 96                              2.02             1.87              1.46
                                    2.14             2.01              1.48
                                    2.13             1.97              1.49
                                    2.28             2.10              1.50
                                    2.16             2.11              1.51
                                    2.02             2.03              1.52
                                    2.08             2.15              1.54
                                    2.31             2.28              1.55
                                    2.38             2.38              1.56
                                    2.63             2.57              1.57
                                    2.62             2.43              1.59
                                    2.79             2.56              1.60
Oct 97                              2.63             2.47              1.61
                                    2.64             2.59              1.62
                                    2.59             2.63              1.64
                                    2.68             2.66              1.65
                                    2.93             2.85              1.66
                                    3.03             3.00              1.68
                                    3.09             3.03              1.69
                                    2.94             2.98              1.70
                                    3.13             3.10              1.72
                                    3.09             3.07              1.73
                                    2.48             2.62              1.74
                                    2.80             2.79              1.76
Oct 98                              2.93             3.02              1.77
                                    3.22             3.20              1.79
                                    3.62             3.38              1.80
                                    4.14             3.53              1.81
                                    3.78             3.42              1.83
                                    4.07             3.55              1.84
                                    4.20             3.69              1.86
                                    4.08             3.60              1.87
                                    4.44             3.80              1.89
                                    4.36             3.68              1.90
                                    4.53             3.67              1.92
                                    4.54             3.57              1.93
Oct 99                              4.9              3.79              1.95
                                    5.51             3.87              1.96
                                    6.72             4.10              1.98
                                    6.51             3.89              2.00
                                    7.76             3.82              2.01
                                    7.56             4.19              2.03
                                    6.38             4.06              2.04
                                    5.62             3.98              2.06
                                    6.55             4.08              2.08
                                    6.22             4.02              2.09
                                    6.95             4.27              2.11
                                    6.07             4.04              2.13
Oct 00                              5.57             4.02              2.14
                                    4.29             3.71              2.16
                                    4.08             3.72              2.18
                                    4.58             3.86              2.20
                                    3.56             3.50              2.21
                                    3.04             3.28              2.23
                                    3.50             3.54              2.25
                                    3.49             3.56              2.27
                                    3.57             3.47              2.28
                                    3.35             3.44              2.30
                                    2.98             3.22              2.32
                                    2.48             2.96              2.34
Oct 01                              2.79             3.02              2.36
                                    3.19             3.25              2.38
                                    3.22             3.28              2.40
                                    3.20             3.23              2.41
                                    2.86             3.17              2.43
                                    3.05             3.29              2.45
                                    2.79             3.09              2.47
                                    2.67             3.07              2.49
                                    2.42             2.85              2.51
                                    2.19             2.63              2.53
                                    2.17             2.64              2.55
                                    1.94             2.36              2.57
Oct 02                              2.20             2.56              2.59

Sources: Ibbotson Associates and MSN.com with historical index closes provided by Media General Financial Services. The 10% average return line is generally representative of historical average annual returns based on the S&P 500 Index from 1926 to present day, and it is provided for illustrative purposes only. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

(1) Systematic investment plans do not ensure that you will earn a profit, nor do they protect against loss. Since such a plan involves continuous investment regardless of fluctuating price levels, you should consider your ability to continue purchases through periods of low price levels.

(2) Source: Ibbotson Associates. Stocks are represented by the performance of the S&P 500 Index, which posted an average annual total return of 10.23% from 1/1/26 to 10/31/02.

[Graphic Omitted]

Use Bonds and Stocks

The current investment environment provides another important lesson-the benefits of utilizing both bonds and stocks to build a well-balanced portfolio. For the past several years, the difference in performance between these two asset classes has grown substantially. Month-to-month performance has continually shifted between stocks and bonds as investor preference rapidly changed. Much of the effects of this volatility can be avoided by balancing these asset classes within a diversified portfolio. This strategy will allow you to participate in the upside of stocks and bonds without being subjected to the full impact of their individual declines.

Balance Risk and Return

It's no secret that markets have become volatile in recent years. As a result, it is more important than ever to examine risk-adjusted returns, making sure that your portfolio is properly positioned to meet your long-term goals and objectives. Taking too much or not enough risk is a mistake that can hamper your ability to meet these goals.

There is a tradeoff between risk and return, but risk can be managed. Take a look at the diversified portfolio to the right. By balancing assets, the portfolio captured 86% of the return of the S&P 500 with nearly 50% less risk. For many people, the slightly greater return that could be gained is not necessarily worth twice the amount of volatility. It makes sense to find the right balance through diversification and asset allocation.

           Market Favor Has Rapidly Shifted Between Bonds and Stocks

                   Relative Performance of Bonds and Stocks
                        (Five years ended October 2002)

--------------------------------------------------------------------------------
                            Bonds                   Stocks

Oct 97                      -2.08                    2.09
                            -0.35                    0.36
Jan 98                       0.08                   -0.09
                            -3.65                    3.64
                            -2.39                    2.39
                            -0.24                    0.25
                             1.33                   -1.34
                            -1.61                    1.60
Jul 98                       0.64                   -0.63
                             8.04                   -8.05
                            -2.03                    2.04
                            -4.33                    4.33
                            -2.75                    2.74
                            -2.73                    2.73
Jan 99                      -1.74                    1.73
                             0.68                   -0.68
                            -1.73                    1.72
                            -1.78                    1.77
                             0.74                   -0.74
                            -2.94                    2.93
Jul 99                       1.35                   -1.35
                             0.22                   -0.23
                             1.95                   -1.95
                            -2.98                    2.98
                            -1.02                    1.02
                            -3.19                    3.18
Jan 00                       2.35                   -2.34
                             1.55                   -1.55
                            -4.23                    4.23
                             1.36                   -1.36
                             1.00                   -1.00
                            -0.19                    0.19
Jul 00                       1.24                   -1.23
                            -2.38                    2.38
                             2.95                   -2.96
                             0.54                   -0.54
                             4.76                   -4.76
                             0.69                   -0.68
Jan 01                      -0.96                    0.96
                             4.99                   -5.00
                             3.42                   -3.41
                            -4.1                     4.09
                            -0.04                    0.03
                             1.41                   -1.40
Jul 01                       1.61                   -1.61
                             3.71                   -3.70
                             4.62                   -4.62
                             0.09                   -0.09
                            -4.53                    4.52
                            -0.76                    0.76
Jan 02                       1.13                   -1.14
                             1.45                   -1.45
                            -2.71                    2.71
                             4.00                   -4.00
                             0.79                   -0.80
                             4.00                   -3.99
Jul 02                       4.50                   -4.51
                             0.52                   -0.51
Oct 02                       6.24                   -6.25
                            -4.63                    4.63
--------------------------------------------------------------------------------

Source: Ibbotson Associates. Bonds are represented by the Lehman Brothers Aggregate Bond Index, and stocks are represented by the S&P 500 Index. Each line shows the difference in performance of each index relative to a 50/50 mix. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

                                Risk and Return

                     (November 1982 through October 2002)

                                          Return       Risk
              Large Cap Stocks            13.08       18.80
              Mid Cap Stocks              13.07       17.66
              Diversified Portfolio       11.18        9.34
              Small-Cap Stocks             9.86       21.67
              Bonds                        9.54        5.30
              T-bills                      5.71        0.61

                                             ----------------------------------
                                             The diversified portfolio captured
                                             86% of the return of large-cap
                                             stocks with nearly 50% less risk.
                                             ----------------------------------

Source: Ibbotson Associates. Return is measured by the geometric mean and risk is measured by standard deviation. Large-cap stocks are represented by the S&P 500 Index; small-cap stocks by the Russell 2000 Index; mid-cap stocks by the S&P 400 MidCap Index; domestic bonds by the Lehman Brothers Gov't./Credit Index; and T-bills by 30-day U.S. Treasury bills. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. The Diversified Portfolio consists of 30% large-cap stocks, 15% mid-cap stocks, 5% small-cap stocks, 40% domestic bonds, and 10% T-bills. The Portfolio is not intended to represent any investment product or mutual fund, and it is provided for illustrative purposes only. Past performance is not a guarantee of future results.

-------------------------------------------------------------------------------
Consult with Your Investment Representative

Finally, a great way to avoid some of these
common investment mistakes is to regularly
discuss your options with an investment
professional. The do-it-yourself approach to                 [Graphic Omitted
investing can lead to emotions overriding
common sense. Discussing your options with
your Investment Representative can help.
Together, you can examine strategies to
manage risk, diversify your assets, and keep
you on track to meet your long-term financial
goals.
-------------------------------------------------------------------------------

Individual
Portfolio
Reviews

To Our Shareholders

We are pleased to provide you with an overview of the following funds in the WM Group of Funds family for the 12-month period ended October 31, 2002.

To help you better understand the professional investment management available to you as a shareholder of the WM Group of Funds, we have also included biographies of the investment professionals managing the Funds.

WM Advisors, Inc. is the investment advisor to the WM Group of Funds and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors, Inc. supervises the Portfolio Managers in their day-to-day management of the Funds to ensure that their policies are met and guidelines are followed, and to determine appropriate investment performance measures.

Understanding the enclosed charts and performance figures

In order to help you understand the Funds' investment performance, we have included the following discussions along with charts that compare the Funds' performance with certain market indices. On the following pages, we provide descriptions of these indices adjacent to the corresponding chart.

Generally, an index represents the market value of an unmanaged group of securities regarded by investors as representative of a particular market. An index does not reflect any charges for investment management or other expenses, and individuals cannot invest directly in an index. Total return is used to measure a Fund's performance and reflects both changes in the price of the Fund's shares as well as any income dividends and/or capital gains distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the SEC for performance advertisement purposes, and it does not imply any endorsement or recommendation by the SEC.

-------------------------------------------------------------------------------
                                                            EQUITY INCOME FUND*
-------------------------------------------------------------------------------
               Growth of a $10,000 Investment (Class A shares)(1)

            NAV               Sales             S&P 500         Inflation
Oct 92     10,000             9,450             10,000            10,000
           10,231             9,668             10,337            10,014
           10,448             9,874             10,472            10,007
           10,539             9,959             10,549            10,056
           10,675            10,088             10,691            10,091
           10,874            10,276             10,921            10,127
           10,783            10,190             10,654            10,155
           10,892            10,293             10,941            10,169
           10,930            10,329             10,977            10,183
           10,948            10,346             10,926            10,183
           11,290            10,669             11,342            10,212
           11,258            10,639             11,258            10,233
Oct 93     11,398            10,771             11,487            10,275
           11,239            10,621             11,379            10,282
           11,417            10,789             11,519            10,282
           11,740            11,095             11,904            10,310
           11,464            10,834             11,583            10,345
           11,013            10,407             11,079            10,380
           11,080            10,471             11,223            10,395
           11,138            10,525             11,406            10,402
           10,926            10,325             11,124            10,438
           11,208            10,591             11,493            10,466
           11,489            10,857             11,960            10,508
           11,246            10,628             11,672            10,536
Oct 94     11,295            10,674             11,939            10,543
           11,050            10,443             11,501            10,557
           11,173            10,559             11,669            10,557
           11,363            10,738             11,973            10,599
           11,703            11,059             12,437            10,642
           11,988            11,328             12,805            10,677
           12,290            11,614             13,178            10,712
           12,714            12,015             13,698            10,734
           12,971            12,258             14,020            10,755
           13,236            12,508             14,487            10,755
           13,368            12,633             14,526            10,783
           13,791            13,033             15,135            10,805
Oct 95     13,843            13,081             15,082            10,840
           14,264            13,479             15,746            10,833
           14,657            13,851             16,037            10,825
           15,071            14,243             16,589            10,889
           15,008            14,182             16,748            10,924
           15,033            14,206             16,909            10,981
           15,130            14,297             17,157            11,023
           15,354            14,510             17,600            11,044
           15,446            14,596             17,672            11,051
           15,047            14,219             16,886            11,072
           15,252            14,413             17,244            11,093
           15,792            14,924             18,213            11,128
Oct 96     16,010            15,129             18,712            11,164
           16,739            15,819             20,132            11,185
           16,651            15,735             19,737            11,185
           17,061            16,122             20,963            11,221
           17,248            16,300             21,133            11,256
           16,940            16,009             20,254            11,284
           17,248            16,299             21,463            11,298
           18,015            17,025             22,781            11,291
           18,558            17,537             23,797            11,304
           19,463            18,392             25,686            11,318
           18,832            17,796             24,258            11,339
           19,594            18,516             25,587            11,368
Oct 97     19,342            18,278             24,733            11,396
           19,773            18,686             25,878            11,389
           19,963            18,865             26,323            11,376
           19,963            18,865             26,615            11,397
           20,674            19,537             28,534            11,419
           21,091            19,931             29,995            11,441
           21,232            20,065             30,298            11,461
           20,893            19,744             29,777            11,482
           21,052            19,894             30,986            11,496
           20,212            19,100             30,657            11,509
           18,118            17,121             26,224            11,523
           18,915            17,875             27,905            11,537
Oct 98     20,120            19,013             30,174            11,565
           21,081            19,922             32,002            11,565
           21,345            20,171             33,846            11,558
           21,578            20,391             35,260            11,586
           20,736            19,596             34,164            11,599
           21,184            20,019             35,530            11,634
           22,396            21,164             36,905            11,719
           22,600            21,357             36,034            11,719
           23,140            21,867             38,034            11,719
           22,566            21,325             36,848            11,754
           21,891            20,687             36,663            11,783
           21,053            19,895             35,659            11,839
Oct 99     21,600            20,412             37,916            11,860
           21,838            20,637             38,686            11,867
           22,375            21,144             40,964            11,867
           21,558            20,372             38,908            11,896
           21,235            20,067             38,173            11,966
           22,566            21,325             41,906            12,064
           22,519            21,280             40,645            12,072
           22,706            21,457             39,811            12,079
           22,567            21,326             40,791            12,149
           22,488            21,251             40,154            12,169
           23,287            22,006             42,648            12,184
           23,696            22,393             40,396            12,247
Oct 00     24,564            23,213             40,226            12,268
           24,171            22,841             37,057            12,276
           25,650            24,239             37,238            12,268
           26,265            24,821             38,560            12,346
           26,061            24,627             35,043            12,395
           25,761            24,344             32,825            12,423
           26,691            25,223             35,376            12,473
           27,243            25,745             35,613            12,529
           27,126            25,634             34,747            12,551
           27,631            26,111             34,407            12,515
           27,457            25,947             32,253            12,515
           26,109            24,673             29,647            12,572
Oct 01     26,020            24,589             30,213            12,529
           27,123            25,631             32,531            12,508
           27,552            26,036             32,817            12,459
           27,444            25,935             32,338            12,488
           27,337            25,834             31,714            12,538
           28,611            27,037             32,906            12,608
           27,687            26,164             30,912            12,678
           27,795            26,266             30,683            12,678
           26,336            24,887             28,499            12,686
           24,371            23,031             26,276            12,700
           24,844            23,477             26,449            12,742
           22,429            21,195             23,574            12,770
Oct 02     23,326            22,043             25,649            12,802

Average Annual Total Returns as of 10/31/02*

CLASS A SHARES                              1 Year   5 Year       10 Year

      Fund (not adjusted for sales
        charge)(2)                         -10.35%    3.82%        8.84%
      Fund (adjusted for maximum sales
        charge)(2)                         -15.25%    2.65%        8.22%
      S&P 500 Index(3)                     -15.11%    0.73%        9.88%

CLASS B SHARES                              1 Year   5 Year   Since Inception
                                                             (March 30, 1994)
      Fund (not adjusted for sales
        charge)(2)                         -11.20%    2.94%        8.22%
      Fund (adjusted for maximum sales
        charge)(2)                         -15.48%    2.80%        8.22%
      S&P 500 Index(3)                     -15.11%    0.73%       10.27%

CLASS C SHARES                              1 Year   5 Year   Since Inception(4)
                                                                (March 1, 2002)
      Fund (not adjusted for sales
        charge)(2)                           N/A      N/A       -15.07%
      Fund (adjusted for maximum sales
        charge)(2)                           N/A      N/A       -16.73%
      S&P 500 Index(3)                       N/A      N/A       -19.12%

* As of 08/01/00, the WM Bond & Stock Fund became the WM Equity Income Fund. The Fund's objectives have changed, and this information should be considered when reviewing past performance. Please review the prospectus for detailed information.

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
RICHARD E. HELM
WM ADVISORS, INC.

The Fund is managed by an equity team led by Richard Helm, Senior Portfolio Manager of WM Advisors, Inc. Mr. Helm is a Chartered Financial Analyst with nearly 16 years of investment experience. He received his B.S. from the University of Colorado at Boulder and his M.B.A. from the University of Denver.

PERFORMANCE REVIEW

The WM EQUITY INCOME FUND posted a total return of -10.35% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2002, which outpaced the -15.11% return of the S&P 500 Index.(3) The defensive, value-based holdings of the Fund led the market early in the period, but performance began to retreat during the second half of the year. Long-term results have been favorable, with the Fund posting an average annual return of 8.84% for the past ten years (Class A shares not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The past twelve months can be separated into two very different pictures of performance. Early in the year, as a slow economic recovery seemed likely and growth stocks struggled, the Fund's value positions produced positive results. In the middle of the fiscal year, prospects for recovery weakened and uncertainty surrounding corporate scandal and geopolitical unrest dominated headlines. These developments drove stocks markedly lower across all segments and styles. We favored traditional value stocks during the second half of the year, and these holdings suffered alongside the market as a whole. However, the Fund's asset allocation had a beneficial impact on relative results. Our fixed-income positions helped to manage risk and to provide positive results during much of the period. Toward the end of the fiscal year, we took some profits in these assets and added to select equity positions.

As equity market volatility intensified, we utilized a strategy of purchasing a small position in a firm when its valuation became attractive and then adding to it if the stock continued to decline. Sometimes this tactic was effective and sometimes the firm fell further than we had thought it could. For example, we bought Tyco at very attractive valuations while it rebuilt its management and endured intense scrutiny of earnings and accounting practices. We felt that the company still possessed strong fundamentals and picked up the stock after it had fallen more than 50% from its high. Although it continued to fall in price throughout the summer, the stock has since responded. We also added to General Electric and Boeing after valuations made these firms very attractive.

We favored larger-cap firms early in the period. Among these firms, some strong performers were found in the consumer staples sector. Large, well-established stocks such as Procter & Gamble (+20%), Hershey Foods (+2%), and Johnson & Johnson (+2%) held up remarkably well during much of the market decline and provided valuation opportunities to create profits. Diebold, one of the leading producers of automated teller machines, benefited from demand for automated voting and point-of-sale machines, and we added to this position during the year.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We were overweighted in financials, convertibles, and real estate investment trusts (REITs) throughout the period. The financial positions helped performance relative to the overall market, and we significantly boosted this already overweighted position. For example, companies such as Allstate (+27%), which we held for the entire period, and newer additions Ace and XL Capital were all able to participate in the strong pricing cycle within the insurance and reinsurance sectors, and they closed the period with good results. Our convertible positions also performed well for much of the period, but as interest rates bottomed it made more sense to own the stock directly. We took some profits in these positions, adding to value stocks within the technology sector. We maintained positions in convertible bonds and REITs during the second half of the year when it became clear that the economic recovery was not materializing as soon or as strong as many had predicted. These positions, although impacted by the broad market sell-off, were able to boost relative results with their strong yields and closer ties to falling interest rates.

Shifts in a variety of sectors also affected Fund performance. We increased the Fund's holdings in health care stocks, and we remain positive on the overall strength of the sector. In contrast, we reduced the concentration of materials stocks--this turned out to be beneficial for the Fund as the sector struggled during much of 2002. Within the retail sector, we sold out of supermarket chain Albertson's due to the competitive threat posed by Wal-Mart Stores. We still hold Supervalu (-21%) because we like its positioning, but the stock did not improve during the year.

Several technology and utility positions also detracted from overall results. We slowly added to Electronic Data Systems in 2002, and although we have been early--the stock has continued to stumble along with the rest of its industry--we are still comfortable with the firm's long-term positioning. Holdings such as El Paso (-84%) and Duke Energy (-47%) suffered as a result of merchant trading problems and a backlash from the California energy issues. We still own modest positions in these firms and feel that they are cleaning out their balance sheets, but we are looking for slower, steadier growth than they had once predicted. We also took some profits in energy stocks during the year, adding to industrials and technology where we could find attractive valuations.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are currently looking for opportunities within technology as the market sorts out the survivors of a brutal secular decline. The same is true for telecommunication services where valuations now appear more attractive than they have for quite some time. We still favor consumer stocks and feel that REITs could continue their performance given their value and yield characteristics. We favor financials, but selectively pick stocks in this area because of the effects that very low interest rates can have on their profit margins. We plan to be opportunistic with convertibles, taking advantage of the upside in return and income potential. We will also use bonds for income and risk management, but with yields near their lows we do not expect too much price appreciation.

We think that the economy will experience a muted recovery and that it will be some time before the recovery becomes clearly discernible. This process can be labeled a "growth recession" where growth is positive but below its potential. Corporations still have a significant amount of excess capacity, and it could take a while to cleanse the system. We are also concerned about Japan's ongoing weakness and Europe's shortcomings in accommodative monetary policy. We will continue to seek companies that are priced attractively and that have the potential to generate strong results despite the slow growth environment.

(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/02. Differences from financial statements are a result of a consolidation of industries or sectors.

                Portfolio Composition as of October 31, 2002(5)

          Materials                           1%
          Mortgage-Backed                     1%
          Telecommunication Services          3%
          Consumer Staples                    5%
          Energy                              5%
          Utilities                           5%
          Cash Equivalents                    6%
          Convertibles                        6%
          Corporate Bonds                     6%
          Information Technology              7%
          Consumer Discretionary              8%
          Health Care                         8%
          Industrials                         9%
          REITs                              11%
          Financials                         19%

-------------------------------------------------------------------------------
                                                           GROWTH & INCOME FUND
-------------------------------------------------------------------------------
               Growth of a $10,000 Investment (Class A shares)(1)

            NAV               Sales             S&P 500         Inflation
Oct 92     10,000             9,450             10,000            10,000
           10,441             9,867             10,337            10,014
           10,717            10,128             10,472            10,007
           10,769            10,176             10,549            10,056
           10,726            10,136             10,691            10,091
           10,987            10,383             10,921            10,127
           10,781            10,188             10,654            10,155
           11,013            10,407             10,941            10,169
           10,940            10,339             10,977            10,183
           10,880            10,281             10,926            10,183
           11,174            10,559             11,342            10,212
           10,984            10,379             11,258            10,233
Oct 93     11,105            10,494             11,487            10,275
           11,036            10,429             11,379            10,282
           11,446            10,817             11,519            10,282
           11,962            11,304             11,904            10,310
           11,774            11,127             11,583            10,345
           11,308            10,686             11,079            10,380
           11,440            10,811             11,223            10,395
           11,591            10,953             11,406            10,402
           11,350            10,726             11,124            10,438
           11,719            11,074             11,493            10,466
           12,191            11,521             11,960            10,508
           11,922            11,266             11,672            10,536
Oct 94     12,055            11,392             11,939            10,543
           11,704            11,060             11,501            10,557
           11,740            11,094             11,669            10,557
           11,927            11,271             11,973            10,599
           12,330            11,652             12,437            10,642
           12,690            11,992             12,805            10,677
           12,996            12,281             13,178            10,712
           13,322            12,589             13,698            10,734
           13,584            12,837             14,020            10,755
           14,070            13,296             14,487            10,755
           14,179            13,399             14,526            10,783
           14,660            13,854             15,135            10,805
Oct 95     14,571            13,769             15,082            10,840
           15,168            14,333             15,746            10,833
           15,628            14,769             16,037            10,825
           16,073            15,189             16,589            10,889
           16,291            15,395             16,748            10,924
           16,446            15,541             16,909            10,981
           16,830            15,904             17,157            11,023
           17,193            16,248             17,600            11,044
           17,214            16,267             17,672            11,051
           16,350            15,451             16,886            11,072
           16,840            15,913             17,244            11,093
           17,813            16,833             18,213            11,128
Oct 96     18,011            17,021             18,712            11,164
           19,326            18,263             20,132            11,185
           19,110            18,059             19,737            11,185
           20,017            18,916             20,963            11,221
           20,129            19,022             21,133            11,256
           19,433            18,364             20,254            11,284
           20,151            19,043             21,463            11,298
           21,487            20,306             22,781            11,291
           22,587            21,345             23,797            11,304
           24,286            22,950             25,686            11,318
           23,206            21,930             24,258            11,339
           24,516            23,168             25,587            11,368
Oct 97     23,638            22,338             24,733            11,396
           24,359            23,020             25,878            11,389
           24,751            23,390             26,323            11,376
           24,338            23,000             26,615            11,397
           26,200            24,759             28,534            11,419
           27,169            25,675             29,995            11,441
           27,284            25,783             30,298            11,461
           26,574            25,113             29,777            11,482
           27,305            25,803             30,986            11,496
           26,213            24,771             30,657            11,509
           21,594            20,406             26,224            11,523
           23,339            22,055             27,905            11,537
Oct 98     25,383            23,987             30,174            11,565
           27,033            25,546             32,002            11,565
           28,317            26,760             33,846            11,558
           29,410            27,793             35,260            11,586
           28,802            27,217             34,164            11,599
           29,640            28,010             35,530            11,634
           31,587            29,850             36,905            11,719
           31,180            29,465             36,034            11,719
           32,742            30,941             38,034            11,719
           31,632            29,892             36,848            11,754
           30,702            29,013             36,663            11,783
           29,913            28,268             35,659            11,839
Oct 99     31,366            29,641             37,916            11,860
           32,232            30,459             38,686            11,867
           33,489            31,647             40,964            11,867
           31,788            30,040             38,908            11,896
           30,799            29,105             38,173            11,966
           34,246            32,362             41,906            12,064
           34,205            32,323             40,645            12,072
           34,745            32,834             39,811            12,079
           34,363            32,473             40,791            12,149
           33,349            31,515             40,154            12,169
           35,630            33,671             42,648            12,184
           34,886            32,967             40,396            12,247
Oct 00     35,744            33,778             40,226            12,268
           33,160            31,336             37,057            12,276
           34,005            32,135             37,238            12,268
           36,868            34,841             38,560            12,346
           35,209            33,273             35,043            12,395
           33,505            31,662             32,825            12,423
           35,137            33,204             35,376            12,473
           35,980            34,001             35,613            12,529
           35,243            33,304             34,747            12,551
           35,200            33,264             34,407            12,515
           33,303            31,471             32,253            12,515
           30,565            28,884             29,647            12,572
Oct 01     30,954            29,251             30,213            12,529
           32,644            30,848             32,531            12,508
           32,885            31,077             32,817            12,459
           31,787            30,039             32,338            12,488
           31,084            29,375             31,714            12,538
           32,688            30,891             32,906            12,608
           30,479            28,802             30,912            12,678
           30,872            29,174             30,683            12,678
           28,717            27,138             28,499            12,686
           26,422            24,969             26,276            12,700
           26,803            25,329             26,449            12,742
           24,099            22,773             23,574            12,770
Oct 02     25,971            24,543             25,649            12,802
--------------------------------------------------------------------------------
Average Annual Total Returns as of 10/31/02
CLASS A SHARES                             1 Year     5 Year       10 Year

      Fund (not adjusted for sales
        charge)(2)                        -16.10%     1.90%       10.01%
      Fund (adjusted for maximum sales
        charge)(2)                        -20.71%     0.76%        9.39%
      S&P 500 Index(3)                    -15.11%     0.73%        9.88%

CLASS B SHARES                             1 Year    5 Year   Since Inception
                                                             (March 30, 1994)
      Fund (not adjusted for sales
        charge)(2)                        -16.94%     1.03%        9.25%
      Fund (adjusted for maximum sales
        charge)(2)                        -21.03%     0.87%        9.25%
      S&P 500 Index(3)                    -15.11%     0.73%       10.27%

CLASS C SHARES                             1 Year    5 Year   Since Inception(4)
                                                               (March 1, 2002)
      Fund (not adjusted for sales
        charge)(2)                           N/A       N/A        -17.00%
      Fund (adjusted for maximum sales
        charge)(2)                           N/A       N/A        -18.66%
      S&P 500 Index(3)                       N/A       N/A        -19.12%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Distributor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGERS:
RANDALL L. YOAKUM AND
STEPHEN Q. SPENCER
WM ADVISORS, INC.

An equity team led by Senior Portfolio Managers Randall L. Yoakum and Stephen Q. Spencer manages the Growth & Income Fund. Mr. Yoakum is a Chartered Financial Analyst and has experience in investment and financial analysis dating back to 1984, including more than ten years with WM Advisors, Inc. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee, and he is the Chief Investment Officer. He holds a B.B.A. in Economics/Finance from Pacific Lutheran University and an M.B.A. in Finance/Economics from Arizona State University. Mr. Spencer is a Chartered Financial Analyst with 18 years experience in investment and financial analysis. He joined WM Advisors in 1999 and is now Head of the Equity Investment Team and a Senior Portfolio Manager. He holds both a B.S. and an M.B.A. in Finance/Capital Markets from Brigham Young University.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2002, the WM GROWTH & INCOME FUND posted a total return of -16.10% (Class A shares not adjusted for sales charge). The Fund performed in line with its benchmark, the S&P 500 Index, for the period.(3) Long-term results have been favorable, with the Fund outpacing its benchmark and posting an average annual return of 10.01% for the past ten years (Class A shares not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Equity markets experienced heightened volatility due to general economic weakness, geopolitical uncertainty, and corporate scandals. We maintained a conservative stance during the year, buying when prices looked relatively cheap and selling on strength. We stayed away from positions in materials, avoiding the negative impact of falling commodity prices, and we missed the major problems within the utilities sector. We also benefited from good stock selection during the period. This was true within the information technology sector where, although we were underweighted the entire year, stock selection added to relative results. Equity performance of companies such as Microsoft (-8%) and BMC Software (+6%) outpaced the sector and provided opportunities to lock in gains relative to the overall market.

However, we did not bypass all targets of the period's headlines. Tyco International, one of the Fund's largest holdings early in the period, was damaged by both the post-Enron scrutiny of accounting practices and its own management scandal. Its stock closed down 71% for the period, but the company's fundamentals and business model remain quite attractive. We continue to own the firm and have added to the position on weakness and attractive valuations. While we may have been wrong on the assessment of the prior management's integrity, there is strong value in the company's underlying businesses. It is priced quite attractively and has a new management team in place.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The largest sector move we made during the year was adding to financials. We increased positions in this sector to make it the largest weighting in the Fund. Consequently, we were rewarded with strong relative results. Positions in Wells Fargo (+28%), Bank of America (+18%), and Allstate (+27%) were strong performers throughout the period. However, J.P. Morgan Chase (-41%) detracted from overall results as the firm struggled alongside the rest of the brokerage industry amid credit risks.

We also favored health care stocks, moving to an overweighted position. We feel that demographics will drive volume growth within the sector as baby boomers begin to retire. The Fund received strong relative results from health care issues, benefiting from very strong performance late in the period from Mylan Laboratories and Cardinal Health. The Fund also benefited from its underweighting in information technology stocks throughout the period, but we are now seeing much more reasonable valuations and will be looking for opportunities to rebuild the sector positioning.

We reduced and realigned our consumer staples positions during the year. This sector provided very strong performance early in the period, but declined with the rest of the market during the second half of the fiscal year. Fund performance was impacted by our position in Kroger Company (-39%), which was hurt by increased competition from Wal-Mart Stores. Wal-Mart's entry into the grocery business forced prices lower and reduced margins, creating a need to compete on economies of scale. We feel that Kroger will be able to survive the pressure because its size allows it to compete on prices. Its market share should not suffer as much as many had predicted, putting its stock at an attractive valuation. The stock rebounded with strong performance at the close of the period.

We went from an overweighted position in industrials to an underweighted one given the outlook for continued economic weakness. This underweighting helped with relative results, but our positions within the sector negatively impacted overall performance. Boeing (-9%) was affected by reduced travel and demand for planes stem-ming from September 11th. Honeywell International (-19%) also affected Fund results after its merger with General Electric was blocked in Europe and it suffered from continuity and pension problems. We also reduced the relative position in telecom firms in response to the huge overcapacity vexing the sector.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The economy may continue to stumble into a recovery without experiencing a big boost in overall output. At the moment, corporations lack pricing power to generate additional revenues, and overcapacity created in the late 1990s remains a problem. Companies need to shed this excess capacity before they can lift prices and increase earnings. While business activity seems to have reached a bottom, it may take some time for companies to make the necessary increases in capital expenditures to add to overall economic output. Firms seem to be waiting for clear signs of earnings visibility before expanding their capital budgets. The consumer has been the lone bright spot in this year's economy, but the boom in refinancing and spending should slow during 2003.

We have positioned the portfolio in light of these factors, emphasizing attractive valuations and seeking the best companies at the right price. Generally, our strategy dictates an "early in and early out" approach where we buy at attractive prices and trim the holding as it becomes more fairly valued. We tend to make gradual moves in and out of industries, looking for broad secular shifts in relative valuations rather than short-term responses to short-term market trends.

                Portfolio Composition as of October 31, 2002(5)

          Telecommunication Services          3%
          Cash Equivalents                    4%
          Utilities                           5%
          Energy                              8%
          Consumer Discretionary              9%
          Consumer Staples                   10%
          Industrials                        10%
          Information Technology             10%
          Health Care                        16%
          Financials                         25%


(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/02. Differences from financial statements are a result of a consolidation of industries or sectors.

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                                                         WEST COAST EQUITY FUND
-------------------------------------------------------------------------------

               Growth of a $10,000 Investment (Class A shares)(1)

            NAV               Sales             S&P 500          Inflation
Oct 92     10,000             9,450             10,000            10,000
           10,435             9,861             10,337            10,014
           10,463             9,888             10,472            10,007
           10,521             9,942             10,549            10,056
           10,185             9,625             10,691            10,091
           10,581             9,999             10,921            10,127
           10,310             9,743             10,654            10,155
           10,560             9,979             10,941            10,169
           10,278             9,713             10,977            10,183
            9,892             9,348             10,926            10,183
           10,292             9,726             11,342            10,212
           10,053             9,500             11,258            10,233
Oct 93     10,382             9,811             11,487            10,275
           10,590            10,007             11,379            10,282
           10,724            10,134             11,519            10,282
           11,052            10,444             11,904            10,310
           11,201            10,585             11,583            10,345
           10,794            10,201             11,079            10,380
           10,750            10,158             11,223            10,395
           10,906            10,306             11,406            10,402
           10,567            99,860             11,124            10,438
           10,634            10,049             11,493            10,466
           11,224            10,607             11,960            10,508
           10,787            10,194             11,672            10,536
Oct 94     10,690            10,102             11,939            10,543
           10,510            99,320             11,501            10,557
           10,572            99,910             11,669            10,557
           10,520            99,410             11,973            10,599
           10,894            10,295             12,437            10,642
           11,263            10,643             12,805            10,677
           11,585            10,948             13,178            10,712
           11,593            10,955             13,698            10,734
           12,270            11,595             14,020            10,755
           12,705            12,007             14,487            10,755
           12,893            12,184             14,526            10,783
           13,368            12,633             15,135            10,805
Oct 95     13,068            12,349             15,082            10,840
           13,248            12,519             15,746            10,833
           13,375            12,640             16,037            10,825
           13,315            12,582             16,589            10,889
           13,626            12,877             16,748            10,924
           13,942            13,175             16,909            10,981
           14,960            14,137             17,157            11,023
           15,363            14,518             17,600            11,044
           14,717            13,908             17,672            11,051
           13,721            12,967             16,886            11,072
           14,580            13,778             17,244            11,093
           14,998            14,173             18,213            11,128
Oct 96     14,968            14,145             18,712            11,164
           16,002            15,122             20,132            11,185
           16,393            15,492             19,737            11,185
           17,420            16,461             20,963            11,221
           17,378            16,422             21,133            11,256
           16,694            15,776             20,254            11,284
           17,278            16,327             21,463            11,298
           19,113            18,062             22,781            11,291
           19,997            18,898             23,797            11,304
           21,366            20,190             25,686            11,318
           21,065            19,907             24,258            11,339
           22,817            21,562             25,587            11,368
Oct 97     21,624            20,435             24,733            11,396
           22,167            20,948             25,878            11,389
           21,783            20,585             26,323            11,376
           21,823            20,622             26,615            11,397
           23,789            22,481             28,534            11,419
           24,131            22,804             29,995            11,441
           24,242            22,909             30,298            11,461
           22,938            21,677             29,777            11,482
           22,484            21,247             30,986            11,496
           20,978            19,824             30,657            11,509
           16,734            15,814             26,224            11,523
           18,442            17,428             27,905            11,537
Oct 98     20,585            19,453             30,174            11,565
           23,628            22,328             32,002            11,565
           26,792            25,318             33,846            11,558
           27,528            26,014             35,260            11,586
           25,731            24,316             34,164            11,599
           26,449            24,994             35,530            11,634
           28,046            26,504             36,905            11,719
           29,390            27,773             36,034            11,719
           32,047            30,284             38,034            11,719
           31,793            30,045             36,848            11,754
           31,895            30,141             36,663            11,783
           30,734            29,044             35,659            11,839
Oct 99     32,381            30,600             37,916            11,860
           33,664            31,812             38,686            11,867
           38,114            36,018             40,964            11,867
           37,840            35,758             38,908            11,896
           43,546            41,151             38,173            11,966
           44,696            42,237             41,906            12,064
           41,567            39,281             40,645            12,072
           39,979            37,780             39,811            12,079
           43,717            41,313             40,791            12,149
           43,577            41,180             40,154            12,169
           47,364            44,759             42,648            12,184
           44,110            41,684             40,396            12,247
Oct 00     41,684            39,391             40,226            12,268
           38,070            35,976             37,057            12,276
           40,651            38,415             37,238            12,268
           44,050            41,627             38,560            12,346
           39,764            37,577             35,043            12,395
           37,648            35,577             32,825            12,423
           41,545            39,260             35,376            12,473
           44,835            42,369             35,613            12,529
           48,866            46,178             34,747            12,551
           45,362            42,867             34,407            12,515
           44,378            41,937             32,253            12,515
           36,585            34,573             29,647            12,572
Oct 01     38,959            36,817             30,213            12,529
           42,088            39,773             32,531            12,508
           43,237            40,859             32,817            12,459
           42,748            40,397             32,338            12,488
           41,799            39,500             31,714            12,538
           44,048            41,625             32,906            12,608
           42,594            40,252             30,912            12,678
           41,031            38,774             30,683            12,678
           39,148            36,995             28,499            12,686
           35,029            33,103             26,276            12,700
           33,772            31,914             26,449            12,742
           31,131            29,419             23,574            12,770
Oct 02     33,142            31,319             25,649            12,802
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02

CLASS A SHARES                               1 Year   5 Year       10 Year

       Fund (not adjusted for sales
         charge)(2)                         -14.94%    8.91%       12.72%
       Fund (adjusted for maximum sales
         charge)(2)                         -19.61%    7.68%       12.08%
       S&P 500 Index(3)                     -15.11%    0.73%        9.88%

CLASS B SHARES                               1 Year   5 Year   Since Inception
                                                              (March 30, 1994)
      Fund (not adjusted for sales
        charge)(2)                          -15.73%    7.95%       13.02%
      Fund (adjusted for maximum sales
        charge)(2)                          -19.80%    7.83%       13.02%
      S&P 500 Index(3)                      -15.11%    0.73%       10.27%

CLASS C SHARES                               1 Year   5 Year  Since Inception4
                                                               (March 1, 2002)
      Fund (not adjusted for sales
        charge)(2)                             N/A      N/A       -21.20%
      Fund (adjusted for maximum sales
        charge)(2)                             N/A      N/A       -22.77%
      S&P 500 Index(3)                         N/A      N/A       -19.12%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

Note: There may be additional investment risks due to the Fund's concentration in the West Coast region of the United States. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.


PORTFOLIO MANAGER:
PHILIP M. FOREMAN
WM ADVISORS, INC.

The Fund is managed by an equity team led by Philip M. Foreman, Senior Portfolio Manager of WM Advisors, Inc. Mr. Foreman, who rejoined WM Advisors in February of 2002, is a Chartered Financial Analyst and has more than 16 years of investment management experience. He earned a B.S. in Economics from the University of Washington and an M.B.A. in Finance from the University of Puget Sound.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2002, the WM WEST COAST EQUITY FUND posted a total return of -14.94% (Class A shares not adjusted for sales charge), which slightly outpaced the -15.11% return of the S&P 500 Index.3 Long-term results have been very favorable. The Fund had an average annual rate of return of 8.91% (Class A shares not adjusted for sales charge) for the five-year period ended October 31, 2002, and this outpaced the S&P 500 by an average annual rate of more than 8%.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Generally weak economic and earnings conditions erased gains generated early in the period and sent market indices spiraling downward. During the first half of the fiscal year, some of the value-based holdings in the Fund outperformed the rest of the market, but after the economic recovery failed to take hold as previously predicted, nearly all equity market segments retreated. This downdraft in the second half of the year negatively impacted Fund performance, bringing the Fund down in line with the S&P 500.

During the period, we expanded the Fund's overall investment universe to include California. We felt this was a prudent move given the state's size, strength, and positive macroeconomic trends. We were already very familiar with the business operations in California as a result of its parallels to the Northwest in technology, international trade, demographics, and housing trends.
Expanding the Fund's investment opportunities will also increase its overall level of diversification, and it will allow us to hone our focus on the outstanding small-, mid-, and large-size firms in the entire region.

Some of the Fund's weakest performance during the year came from the small-cap technology and biotechnology sectors. After a very strong fourth quarter in 2001, these market segments were hit very hard during 2002. Within the technology sector, firms such as Infocus (-70%) and Pixelworks (-44%) both negatively impacted Fund results. However, we have retained these holdings because we feel they have strong business prospects and are positioned to take advantage of the next normal market swing. Within the biotechnology sector, firms such as Corixa (-34%) and ICOS (-57%) suffered through FDA delays on drugs in their pipeline, which compounded problems created by generalized weakness in the sector. Prospects for increases in health care expenditures and improvements in the drug approval process have led us to retain these firms. We also added Allergan, a mid-size pharmaceutical company that specializes in eye care and skin products, such as its bestseller Botox.

At different times during the period, it was the stocks that we steered clear of that benefited the Fund as much as the ones we held. For example, we avoided the entire West Coast utility debacle (the overall sector was down more than 36%), and we limited our information technology holdings, which previously were a large overweighting in the Fund. We have been reducing information technology concentrations since 2000 due to our concerns about valuations and the weak business environment. We now see some attractive valuations within the sector, but we are waiting for signs of improving fundamentals before we rebuild this sector weighting.

Throughout the year we focused on upgrading the quality of the portfolio and looking for great businesses that can perform regardless of economic conditions. We seek out companies that have the ability to grow, buy them when they are priced attractively, and hold them for the long term.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

By expanding our investment opportunities to include those in California, we were able to add several new companies and industries, which in turn helped to diversify the portfolio. Because of ongoing and projected increases in defense spending, we added Northrop Grumman to the Fund's holdings. We also purchased Simpson Manufacturing, which is a play on the booming California housing market. The firm specializes in construction and remodeling. Another California-based firm, Univision Communications, was added to the Fund at what we believe to be a very attractive valuation. Its stock price has been pulled down along with those throughout the media industry. However, the company dominates the Hispanic television market, which is growing at six times the rate of the U.S. population.

We also restructured the Fund's sector weightings during the year, reducing information technology and health care in favor of financials and consumer discretionary stocks. The resulting overweighting in financial stocks benefited the Fund as our positions performed well. We used bank stocks as a defensive position when markets were contracting, and we were rewarded with strong relative results. Firms such as Wells Fargo (+28%), U.S. Bancorp (+18%), and Bank of America (+18%) all closed the year to the Fund's advantage. Within the consumer market segments,we favored discretionary equities because of the strength of the housing boom and the additional spending power created through refinancing. One of the best performers of last year, Hollywood Entertainment (+22%), continued to rise in price, and we slowly trimmed the position, taking profits throughout the year. Because consumer spending was this year's bright spot in the economy, we are watching valuations within the sector and may reduce positions if valuations escalate.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We believe that stocks are becoming more attractively priced relative to bonds and that now may be the appropriate time to buy good businesses. There are great valuation opportunities in firms that will be poised for long-term strength when earnings fundamentals improve. However, we do not expect the euphoria of the 1990s to return in the near term. Instead, the next market cycle will probably be closer to historical post-recession performance. We plan to build the portfolio with good companies that can generate strong relative performance through this coming cycle and for the long term.

(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/02. Differences from financial statements are a result of a consolidation of industries or sectors.

                Portfolio Composition as of October 31, 2002(5)

          Consumer Staples                     2%
          Energy                               3%
          REITs                                3%
          Cash Equivalents                     4%
          Materials                            6%
          Health Care                         10%
          Industrials                         14%
          Information Technology              16%
          Consumer Discretionary              21%
          Financials                          21%

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                                                                    GROWTH FUND
-------------------------------------------------------------------------------

               Growth of a $10,000 Investment (Class A shares)(1)

             NAV               Sales             S&P 500          Inflation
Inception
 4/5/93     10,000             9,450             10,000            10,000
Apr         10,020             9,469             10,000            10,000
            10,550             9,970             10,270            10,014
            10,720            10,130             10,304            10,028
            10,480             9,904             10,255            10,028
            10,900            10,301             10,646            10,056
            11,250            10,631             10,567            10,077
Oct 93      11,500            10,868             10,782            10,119
            11,300            10,679             10,681            10,126
            11,680            11,038             10,812            10,126
            12,160            11,491             11,174            10,153
            12,040            11,378             10,872            10,187
            11,740            11,094             10,400            10,222
Apr         11,630            10,990             10,535            10,236
            11,190            10,575             10,706            10,244
            10,730            10,140             10,442            10,278
            11,150            10,537             10,788            10,306
            11,830            11,179             11,227            10,347
            11,870            11,217             10,956            10,375
Oct 94      12,200            11,529             11,207            10,383
            11,750            11,104             10,796            10,396
            11,756            11,109             10,953            10,396
            11,886            11,232             11,238            10,438
            12,257            11,583             11,674            10,479
            12,507            11,819             12,020            10,514
Apr         12,938            12,226             12,369            10,549
            13,428            12,690             12,858            10,570
            14,199            13,418             13,160            10,591
            15,121            14,289             13,598            10,591
            15,231            14,393             13,635            10,618
            15,681            14,819             14,206            10,640
Oct 95      15,261            14,421             14,157            10,675
            15,942            15,065             14,780            10,667
            16,018            15,137             15,053            10,660
            16,393            15,491             15,571            10,723
            17,187            16,242             15,720            10,757
            17,312            16,360             15,871            10,813
Apr         18,243            17,240             16,105            10,855
            18,606            17,583             16,520            10,876
            17,812            16,832             16,588            10,882
            16,563            15,652             15,850            10,903
            17,664            16,693             16,186            10,924
            18,822            17,787             17,095            10,959
Oct 96      18,197            17,196             17,564            10,994
            18,856            17,819             18,897            11,015
            18,728            17,698             18,526            11,015
            19,642            18,561             19,677            11,050
            18,768            17,735             19,836            11,084
            17,535            16,570             19,011            11,112
Apr         17,799            16,820             20,146            11,125
            19,019            17,973             21,383            11,119
            19,747            18,661             22,337            11,132
            21,429            20,251             24,110            11,145
            20,277            19,161             22,770            11,166
            21,469            20,288             24,018            11,194
Oct 97      20,872            19,724             23,215            11,222
            20,780            19,637             24,290            11,216
            20,558            19,427             24,708            11,202
            21,195            20,029             24,982            11,223
            23,179            21,904             26,783            11,245
            24,294            22,958             28,155            11,266
Apr         25,207            23,821             28,439            11,286
            24,438            23,094             27,950            11,307
            26,743            25,272             29,085            11,320
            26,628            25,163             28,776            11,334
            22,080            20,866             24,615            11,347
            24,745            23,384             26,193            11,361
Oct 98      25,557            24,151             28,323            11,388
            27,282            25,781             30,039            11,388
            32,299            30,522             31,769            11,381
            36,578            34,567             33,097            11,409
            35,368            33,422             32,068            11,422
            39,665            37,483             33,351            11,457
Apr         41,684            39,391             34,641            11,540
            39,345            37,181             33,824            11,540
            42,497            40,160             35,701            11,540
            40,827            38,581             34,587            11,575
            41,958            39,650             34,414            11,603
            44,009            41,589             33,471            11,658
Oct 99      47,271            44,671             35,590            11,679
            52,442            49,558             36,313            11,686
            62,799            59,345             38,451            11,686
            62,906            59,446             36,521            11,715
            70,624            66,740             35,831            11,784
            71,860            67,908             39,335            11,880
Apr         65,343            61,749             38,151            11,887
            59,521            56,247             37,369            11,895
            61,205            57,839             38,288            11,964
            60,238            56,925             37,691            11,984
            64,714            61,154             40,032            11,998
            61,491            58,109             37,918            12,061
Oct 00      58,712            55,482             37,759            12,081
            49,130            46,428             34,783            12,088
            48,978            46,284             34,954            12,081
            51,275            48,455             36,195            12,157
            41,512            39,229             32,894            12,206
            37,166            35,122             30,811            12,234
Apr         43,855            41,443             33,206            12,283
            42,601            40,258             33,428            12,338
            40,970            38,716             32,616            12,359
            38,626            36,502             32,296            12,325
            34,779            32,866             30,274            12,325
            31,433            29,704             27,828            12,380
Oct 01      31,829            30,079             28,360            12,338
            33,898            32,034             30,535            12,317
            34,546            32,646             30,804            12,269
            33,457            31,617             30,354            12,297
            30,450            28,775             29,768            12,346
            31,390            29,664             30,887            12,415
Apr         29,344            27,730             29,016            12,485
            28,863            27,275             28,801            12,485
            26,103            24,668             26,750            12,492
            23,971            22,652             24,664            12,506
            24,263            22,929             24,826            12,547
            22,215            20,993             22,128            12,575
Oct 02      23,970            22,652             24,075            12,606

Average Annual Total Returns as of 10/31/02
CLASS A SHARES                              1 Year   5 Year   Since Inception
                                                               (April 5, 1993)

      Fund (not adjusted for sales
        charge)(2)                         -24.69%    2.81%        9.57%
      Fund (adjusted for maximum sales
        charge)(2)                         -28.85%    1.65%        8.92%
      S&P 500 Index(3)                     -15.11%    0.73%        9.69%

CLASS B SHARES                              1 Year   5 Year   Since Inception
                                                              (July 1, 1994)

      Fund (not adjusted for sales
        charge)(2)                         -25.34%    2.02%        9.30%
      Fund (adjusted for maximum sales
        charge)(2)                         -29.07%    1.89%        9.30%
      S&P 500 Index(3)                     -15.11%    0.73%       10.54%

CLASS C SHARES                             1 Year    5 Year   Since Inception(4)
                                                              (March 1, 2002)

      Fund (not adjusted for sales
        charge)(2)                            N/A      N/A       -21.66%
      Fund (adjusted for maximum sales
        charge)(2)                            N/A      N/A       -23.24%
      S&P 500 Index(3)                        N/A      N/A       -19.12%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark. However, the benchmark's performance for Class A shares is calculated as of 4/30/93.

(4) Since inception returns for Class C shares are not annualized.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
COLUMBIA MANAGEMENT CO.,
JANUS CAPITAL MANAGEMENT,
AND OPPENHEIMERFUNDS, INC.

As of March 2002, the Fund began to utilize a multi-manager approach (Janus managed the Fund's entire portfolio prior to that date). This multi-manager strategy combines the expertise and complementary styles of three well-respected large-cap growth fund managers and management firms. The process and asset proportions for each manager are determined by WM Advisors. Since March, Oppenheimer has managed approximately 60% of assets while Columbia and Janus have each controlled 20%.

PERFORMANCE REVIEW

Weakness in growth-style investments continued throughout the period to the disadvantage of the WM GROWTH FUND. However, the Fund has provided strong long-term results, posting an average annual return of 9.57% since its inception in 1993 (Class A shares not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Janus cites a number of key contributors to an intensely difficult environment for growth stocks. These contributors included economic weakness, geopolitical strife, and a myriad of corporate governance scandals. In response, Janus broadened assets and reduced overall exposure to those sectors most at risk from continued economic weakness, such as technology. While that decision has undoubtedly prevented even sharper losses, Janus was admittedly slow to recognize the severity of the decline in technology market demand.

Oppenheimer was disappointed with absolute performance but pleased with relative results. It remains confident that its disciplined, "growth-at-a-reasonable-price" investment strategy will continue to deliver long-term results while avoiding undue risk. It also cites economic uncertainty, global political instability, and accounting irregularities at several well-known companies as the main causes of market volatility. Slower-than-expected growth further undermined investor confidence, driving stock prices lower in a wide range of industry sectors. Although growth-oriented areas were hardest hit by these conditions, certain traditionally defensive areas, such as cable operators and pharmaceutical companies, declined along with the rest of the market.

Throughout this difficult period, Columbia's objective has been to build a diversified portfolio of superior growth companies with reasonable valuations and good future prospects. However, the Fund could not avoid the impact of all the economic and financial factors noted by Janus and Oppenheimer. Columbia adds that the current bear market eclipsed that of the 1973-1974 recession in terms of both magnitude and length. Accommodative policy enacted by the Federal Reserve usually has a favorable impact on the stock market, but recent moves by the Fed were offset by troublesome accounting scandals and the sharp decline in corporate earnings.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Janus continues to maintain significant exposure to those areas where it finds earnings visibility and attractive valuations, such as pharmaceuticals, insurance, cable, and defense. It has also recently increased exposure to more economically sensitive areas including media, technology, finance, and energy. This year, several specific Janus holdings had a negative impact on performance. The stock price of Liberty Media, a cable and media holding company, suffered along with its industry. However, Janus believes this stock is trading at a discount to its intrinsic value despite rapid subscriber growth and substantial improvements in profitability, leading them to remain actively invested. Two additional holdings, Cablevision Systems and Comcast, fell victim to the negative sentiment affecting the entire cable industry. Within the information technology sector, Flextronics International and Celestica were among the most notable disappointments. Both firms languished alongside their largest customers, and although Janus still believes in the long-term viability of the industry, overall Fund positions were reduced. Despite these setbacks, Janus also enjoyed a number of successes. Video game maker Electronic Arts, for example, achieved outstanding earnings gains. Additionally, drug maker Forest Laboratories benefited from strong sales of the antidepressant drug Celexa and an extremely positive reception to its successor drug Lexapro.

Oppenheimer experienced disappointments related to identifiable industry-wide problems as well as individual holdings. For example, media and advertising holdings, such as AOL Time Warner, were hurt by a sharp downturn in advertising, and holdings of retail company stocks sagged in response to weakening consumer spending. In other areas, stock prices fluctuated for less apparent reasons. Cable company holdings such as Comcast declined despite strong fundamentals, as did some of the Fund's pharmaceutical investments, such as Pfizer. In contrast, financials and consumer staples achieved above-average returns. Stability was provided by the strong performance of individual holdings, such as Bank of America and Bank One, and that of defensive consumer staples, like top-holding Anheuser-Busch Companies. The McGraw-Hill Companies, another top holding, also contributed significantly to performance. The market recognized its strong franchises and diverse revenue streams, and the stock provided a safe haven within an otherwise difficult environment. Similarly, Microsoft, one of the largest holdings through most of the period, defied the technology decline to deliver better performance compared to other companies in its industry.

Columbia maintained a fairly balanced approach to sector weightings and holdings. However, it has overweighted the consumer discretionary sector in response to the ongoing dependence of economic growth on consumer spending. With oil prices remaining high and a cyclical upturn in exploration expected, Columbia has also overweighted the energy sector, focusing on those companies engaged in exploration and production. The information technology allocation is roughly market weighted due to high valuations and a lackluster business cycle. Consumer staples and health care are underweighted because Columbia believes it is unwise to restructure defensively at this time.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Janus believes that the economic uncertainty that has pressured markets throughout much of the last two years has not dissipated. However, the market decline across three successive years has produced levels that may now reflect much of the bad news. Within the Fund, Janus plans to build on recent results in the hope of carrying the current momentum into next year.

Oppenheimer believes that the market turbulence has produced a healthier long-term environment by reducing market excesses and by improving corporate accounting practices. Investor confidence may return when these changes combine with gradually improving economic fundamentals. Oppenheimer is cautiously optimistic with regard to the market's near-to-mid term prospects, and it believes that individual stock selections are likely to play a central role in determining total investment performance.

Columbia feels that both the economy and the portfolio face a more positive outlook for 2003. It cites recent improvements in earnings, scrutiny of financial reporting, and stimulative monetary and fiscal policies. The firm also believes that currently low interest rates and inflation have improved valuations and created attractive investment opportunities.

(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/02. Differences from financial statements are a result of a consolidation of industries or sectors.

                Portfolio Composition as of October 31, 2002(5)

          Utilities                           1%
          Materials                           2%
          Telecommunication Services          2%
          Consumer Staples                    6%
          Energy                              6%
          Industrials                         6%
          Cash Equivalents                    8%
          Financials                         14%
          Health Care                        15%
          Information Technology             15%
          Consumer Discretionary             25%

-------------------------------------------------------------------------------
                                                             MID CAP STOCK FUND
-------------------------------------------------------------------------------
               Growth of a $10,000 Investment (Class A shares)(1)

             NAV               Sales             S&P 500          Inflation
Inception
 3/1/00     10,000             9,450             10,000            10,000
Mar         11,210            10,593             10,837            10,082
            11,271            10,651             10,459            10,088
            11,681            11,038             10,328            10,094
June        11,420            10,792             10,480            10,153
            11,650            11,009             10,645            10,170
            12,450            11,765             11,833            10,182
Sept        12,351            11,671             11,752            10,235
            12,580            11,888             11,353            10,252
            12,221            11,548             10,496            10,259
Dec 00      13,460            12,719             11,299            10,252
            13,892            13,128             11,551            10,317
            13,842            13,080             10,892            10,358
Mar         13,339            12,606             10,082            10,382
            14,072            13,298             11,194            10,424
            14,553            13,752             11,455            10,471
June        15,014            14,188             11,409            10,488
            14,924            14,103             11,239            10,459
            14,482            13,686             10,872            10,459
Sept        13,088            12,368              9,519            10,506
            13,550            12,804              9,940            10,470
            14,101            13,326             10,680            10,453
Dec 01      14,898            14,078             11,232            10,412
            14,399            13,607             11,174            10,436
            14,389            13,597             11,187            10,477
Mar         15,252            14,413             11,987            10,536
            15,138            14,305             11,930            10,595
            15,272            14,432             11,729            10,595
June        14,481            13,685             10,870            10,602
            13,430            12,691              9,817            10,613
            13,566            12,819              9,866            10,648
Sept        12,514            11,826              9,071            10,672
Oct 02      12,888            12,180              9,464            10,698
--------------------------------------------------------------------------------
Average Annual Total Returns as of 10/31/02

CLASS A SHARES                                       1 Year     Since Inception
                                                                (March 1, 2000)
      Fund (not adjusted for sales charge)(2)        -4.86%          9.96%
      Fund (adjusted for maximum sales charge)(2)   -10.12%          7.67%
      S&P 400 MidCap Index(3)                        -4.78%         -2.04%

CLASS B SHARES                                       1 Year     Since Inception
                                                                (March 1, 2000)
      Fund (not adjusted for sales charge)(2)        -5.79%          8.98%
      Fund (adjusted for maximum sales charge)(2)   -10.33%          8.00%
      S&P 400 MidCap Index(3)                        -4.78%         -2.04%

CLASS C SHARES                                       1 Year   Since Inception(4)
                                                                (March 1, 2002)
      Fund (not adjusted for sales charge)(2)          N/A         -11.03%
      Fund (adjusted for maximum sales charge)(2)      N/A         -12.82%
      S&P 400 MidCap Index(3)                          N/A         -15.39%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The S&P 400 MidCap Index represents an unmanaged weighted index of 400 mid-size companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
DAN COLEMAN
WM ADVISORS, INC.

Senior Portfolio Manager Dan Coleman assumed responsibility for the day-to-day management of the Mid Cap Stock Fund in December 2001. Mr. Coleman has investment experience dating back to 1979. He holds a B.A. in Finance from the University of Washington and an M.B.A. from New York University.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2002, the WM MID CAP STOCK FUND was a strong relative performer in the face of heightened market volatility. The Fund posted a total return of -4.86% (Class A shares not adjusted for sales charge), which was in line with the -4.78% return of the S&P 400 MidCap Index.(3) Early in the period, mid-cap value stocks performed very well to lead the market, but their performance tapered off over the summer. Despite the bear market in U.S. equities, the Fund had an average annual rate of return of 9.96% (Class A shares not adjusted for sales charge) since its inception, significantly outpacing the -2.04% average annual rate of return of its benchmark over the same period.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A variety of market trends favored mid-cap stocks before macroeconomic factors eventually took their toll on performance. Mid-cap firms benefited from investor perception that their earnings were more transparent than those of the huge conglomerates that experienced corporate accounting and governance scandals. By comparison, mid-cap companies seemed easier for investors to understand, plus they lacked the perceived risk of many emerging, small-cap firms. Within this investment environment, Fund performance began the period very strong, but it struggled during the second half of the year as a weak economy, slow earnings growth, and geopolitical uncertainty weighed on nearly every equity market segment.

Our value-driven purchasing and selling process helped determine overall performance. For example, we watched valuations of Covance, a firm that performs preclinical and clinical trials for pharmaceuticals, drop to very attractive levels, falling to $13 per share in July. We then added to our existing position, and subsequently the stock climbed to $22 per share at the end of the period. This price was closer to our valuation target, and we have since taken some profits and trimmed the firm back to its core position. We used the same strategy with Lockheed Martin, building up the position when the stock was out of favor and attractively priced, and then trimming it after it reached what we believe to be fair value. The stock went from a low of $44 early in the period to a high of $71, closing the year up 19% overall.

Individual stock selection also contributed to the Fund's results for the period. In addition to Lockheed Martin, the Fund's strongest contributors to performance included Countrywide Credit Industries. Countrywide (+26%) benefited from the housing and refinancing boom, and it is now the largest independent residential mortgage-lending firm in the U.S. Those holdings that detracted from results included CommScope and United States Cellular. CommScope (-60%), in which the Fund still holds a position, manufactures coaxial and fiber-optic cable, and it suffered from weak profits within its industry. U.S. Cellular (-38%) also struggled after the entire cellular industry missed projections that turned out to be far too aggressive. We still hold the position because the company is well-financed and possesses a strong balance sheet.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We revamped the Fund's sector positioning in early 2002, significantly reducing health care stocks and adding to financial holdings, which now represents the largest sector position. These moves resulted in a more sector neutral stance, reducing a large overweighting in health care stocks that had appreciated and adding to financial stocks after several takeovers had caused a relative underweighting. We added firms like GreenPoint Financial (+19%), which is a leading originator of specialty loans, and Fidelity National Financial (+34%), in the insurance sector. We sold out of ICN Pharmaceuticals, avoiding a recent implosion, and Health Net, but we held onto HealthSouth (-67%), which struggled through management problems and earnings shortfalls--we have since reduced our position in the firm. We also lowered overall information technology exposure and added to the consumer discretionary sector.

We also took new positions in firms that have been hit by negative market sentiment, but which also possess strong fundamentals and were priced at attractive levels. For example, we added Lincoln Electric Holdings when its stock price dropped from $30 to $20 per share. The company is a leading manufacturer of arc-welding products and supplies, and it is gaining significant market share worldwide. The firm's overseas operations are growing to the point where it should be able to generate earnings even if growth stalls in the U.S. We also purchased shares of Tiffany & Company when its price dropped from $40 to $20. Tiffany is a quality franchise that recently added watches to its product line, increasing the potential for incremental profitability on this high-margin product.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We build the Fund's portfolio company-by-company from the bottom up, paying close attention to stock valuations. We try not to make major sector bets, but normal over- and underweightings will occur as industries become attractively valued and then appreciate. We try to keep core positions in firms even as we add to them when prices go down and take profits when they become more fairly valued. We will continue to try to avoid disasters in the market with prudent, defensive positioning within the mid-cap arena.

We believe that global economies will continue to struggle in the short term and that earnings will only slowly and selectively improve. As a result, we are pursuing firms that are able to generate incremental results and that are not reliant on strong underlying economic growth to generate profits.


(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/02. Differences from financial statements are a result of a consolidation of industries or sectors.

                Portfolio Composition as of October 31, 2002(5)

          Telecommunication Services           1%
          Energy                               6%
          Utilities                            6%
          Consumer Staples                     7%
          Cash Equivalents                     8%
          Industrials                         10%
          Health Care                         13%
          Information Technology              14%
          Consumer Discretionary              16%
          Financials                          19%

-------------------------------------------------------------------------------
                                                           SMALL CAP STOCK FUND
-------------------------------------------------------------------------------

               Growth of a $10,000 Investment (Class A shares)(1)

              NAV               Sales             Russ2K           Inflation
Oct 92       10,000             9,450             10,000            10,000
             10,435             9,862             10,766            10,014
             10,715            10,126             11,141            10,007
             10,957            10,354             11,517            10,056
             11,174            10,559             11,251            10,091
             11,466            10,835             11,616            10,127
             10,957            10,354             11,296            10,155
             11,449            10,820             11,796            10,169
             11,483            10,851             11,869            10,183
             11,357            10,733             12,032            10,183
             12,025            11,364             12,552            10,212
             12,209            11,537             12,906            10,233
Oct 93       12,509            11,821             13,239            10,275
             12,125            11,458             12,808            10,282
             13,104            12,383             13,246            10,282
             13,195            12,469             13,660            10,310
             13,168            12,444             13,611            10,345
             12,621            11,927             12,894            10,380
             12,320            11,642             12,970            10,395
             12,302            11,625             12,825            10,402
             11,873            11,220             12,392            10,438
             12,411            11,728             12,596            10,466
             12,949            12,237             13,297            10,508
             13,031            12,314             13,252            10,536
Oct 94       13,761            13,004             13,199            10,543
             12,803            12,099             12,666            10,557
             13,059            12,341             13,005            10,557
             13,134            12,412             12,841            10,599
             13,432            12,694             13,376            10,642
             13,414            12,676             13,604            10,677
             13,293            12,561             13,906            10,712
             13,311            12,579             14,145            10,734
             14,431            13,637             14,880            10,755
             15,485            14,633             15,737            10,755
             15,970            15,091             16,062            10,783
             16,688            15,770             16,350            10,805
Oct 95       16,016            15,135             15,619            10,840
             16,259            15,365             16,275            10,833
             17,272            16,322             16,705            10,825
             17,019            16,083             16,686            10,889
             17,923            16,938             17,207            10,924
             19,081            18,031             17,558            10,981
             19,625            18,546             18,497            11,023
             20,384            19,263             19,226            11,044
             19,616            18,537             18,436            11,051
             17,223            16,276             16,827            11,072
             18,594            17,572             17,804            11,093
             19,236            18,178             18,500            11,128
Oct 96       18,603            17,580             18,215            11,164
             18,827            17,791             18,966            11,185
             18,738            17,708             19,463            11,185
             18,157            17,159             19,852            11,221
             17,723            16,749             19,370            11,256
             16,329            15,430             18,455            11,284
             16,392            15,491             18,507            11,298
             18,358            17,348             20,565            11,291
             19,320            18,257             21,447            11,304
             19,468            18,398             22,445            11,318
             19,659            18,578             22,959            11,339
             20,949            19,797             24,639            11,368
Oct 97       20,547            19,416             23,557            11,396
             20,651            19,515             23,404            11,389
             21,104            19,943             23,814            11,376
             20,857            19,710             23,438            11,397
             22,582            21,340             25,170            11,419
             23,611            22,313             26,207            11,441
             23,444            22,154             26,351            11,461
             21,730            20,535             24,930            11,482
             21,819            20,619             24,983            11,496
             20,163            19,054             22,962            11,509
             15,562            14,706             18,503            11,523
             16,961            16,028             19,951            11,537
Oct 98       18,193            17,192             20,765            11,565
             20,106            19,001             21,853            11,565
             22,145            20,927             23,206            11,558
             21,999            20,789             23,515            11,586
             19,936            18,839             21,610            11,599
             19,792            18,703             21,947            11,634
             20,693            19,554             23,914            11,719
             22,108            20,892             24,263            11,719
             23,881            22,567             25,360            11,719
             24,595            23,242             24,665            11,754
             24,184            22,854             23,752            11,783
             24,673            23,316             23,757            11,839
Oct 99       25,943            24,517             23,852            11,860
             29,991            28,341             25,276            11,867
             38,004            35,914             28,137            11,867
             40,828            38,582             27,684            11,896
             54,150            51,172             32,255            11,966
             48,058            45,415             30,129            12,064
             38,259            36,155             28,315            12,072
             35,152            33,219             26,665            12,079
             43,230            40,853             28,990            12,149
             41,186            38,920             28,056            12,169
             45,531            43,026             30,197            12,184
             42,589            40,247             29,309            12,247
Oct 00       39,842            37,651             28,002            12,268
             33,452            31,612             25,126            12,276
             33,626            31,776             27,284            12,268
             38,861            36,724             28,706            12,346
             31,392            29,665             26,823            12,395
             26,313            24,866             25,511            12,423
             30,197            28,536             27,506            12,473
             32,171            30,402             28,183            12,529
             35,778            33,810             29,155            12,551
             29,989            28,340             27,578            12,515
             27,908            26,373             26,687            12,515
             21,009            19,853             23,095            12,572
Oct 01       23,574            22,278             24,446            12,529
             26,988            25,503             26,338            12,508
             29,206            27,600             27,963            12,459
             26,253            24,809             27,672            12,488
             23,410            22,123             26,914            12,538
             26,437            24,983             29,078            12,608
             22,725            21,475             29,343            12,678
             20,066            18,963             28,040            12,678
             18,369            17,358             26,649            12,686
             15,083            14,253             22,625            12,700
             14,473            13,677             22,566            12,742
             13,569            12,822             20,946            12,770
Oct 02       15,156            14,323             21,618            12,802

Average Annual Total Returns as of 10/31/02

CLASS A SHARES                                1 Year   5 Year       10 Year

      Fund (not adjusted for sales
        charge)(2)                           -35.71%   -5.91%        4.25%
      Fund (adjusted for maximum sales
        charge)(2)                           -39.23%   -6.96%        3.66%
      Russell 2000 Index(3)                  -11.57%   -1.70%        8.01%

CLASS B SHARES                                1 Year   5 Year   Since Inception
                                                                (July 1, 1994)
      Fund (not adjusted for sales
        charge)(2)                           -36.36%   -6.74%        2.13%
      Fund (adjusted for maximum sales
        charge)(2)                           -39.33%   -6.85%        2.13%
      Russell 2000 Index(3)                  -11.57%   -1.70%        6.91%

CLASS C SHARES                                1 Year   5 Year  Since Inception4
                                                                (March 1, 2002)
      Fund (not adjusted for sales
        charge)(2)                              N/A      N/A       -35.53%
      Fund (adjusted for maximum sales
        charge)(2)                              N/A      N/A       -36.84%
      Russell 2000 Index(3)                     N/A      N/A       -19.68%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. It is unmanaged and assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. There may be additional risks associated with emerging markets. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
LINDA OLSON
(FORMERLY LINDA WALK)
WM ADVISORS, INC.

An equity team led by Linda Olson has managed the Fund since March 1998. Ms. Olson, Senior Portfolio Manager of WM Advisors, Inc., graduated magna cum laude from the University of Washington and has participated in the Wharton Executive Education program. She is a Chartered Financial Analyst and a Certified Financial Planner with over 16 years of investment experience.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2002, the WM SMALL CAP STOCK FUND again endured a difficult interval for the small-cap growth stocks in which it invests. The Fund underperformed, posting a total return of -35.71% (Class A shares not adjusted for sales charge) for the period. This higher-risk segment of the market has struggled as investors' appetite for risk disappeared while they grappled with heightened uncertainty in economies and financial markets.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

From the latter part of 2001 through most of 2002, performance in the small-cap growth sector went from very good to bad to worse. Small-cap growth is a risky area in what has become a very risk-averse market. After it became evident that the economy was not rebounding with the strength that had been anticipated, investors abandoned assets with perceived risk, and the small-cap growth segment was hit especially hard. Before closing the period with a strong October, the Fund absorbed significant declines in stocks from higher-growth market sectors. The Fund was overweighted in the technology-related and biotech sectors, which were among the poorest performers.

The biotechnology sector was negatively impacted by an FDA bottleneck where the lack of a commissioner, coupled with increased regulatory hurdles, led to a difficult environment for drug approvals. Fund holdings that were hurt by these conditions included Dendreon (-61%) and Corixa (-34%). Dendreon develops therapeutic vaccines to help the body's immune system fight cancer cells, but its leading vaccine candidate for prostate cancer is being re-evaluated in specific subgroups. Corixa's patented drug Bexxar, a treatment for non-Hodgkin's lymphoma, was delayed and needed additional work as it moves through the approval process, but it is producing positive results in clinical trials. We have retained both these positions because we like their prospects. Both stocks closed the period strongly in October. The investment environment for this sector has improved recently as deep pipelines and low valuations have made it more attractive to investors.

The failure of corporate spending to recover has been especially detrimental to the technology sector. Many businesses have delayed new investment until they can achieve earnings improvements. As companies failed to meet sales and profit expectations throughout 2002, technology stocks experienced the fallout. A firm that we have held for some time, Click2learn (-76%), is an emerging company within an emerging industry (eLearning). In the information technology spending malaise, this area has yet to move to the top of spending priorities. One bright spot in the sector was the performance of Cognizant Technology Solutions (+137%), a software firm that has benefited from strong growth and international outsourcing. We have been locking in profits by trimming the position on higher valuations.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

While we maintained our heavy sector weightings in technology-related and health care firms, we favored the software industry near the end of the period. Software stocks normally have high gross margins and can respond quickly to economic improvements. We continue to look for niche leaders within market segments, leading us to purchase firms like Lionbridge Technologies, a software testing firm. It specializes in localization of software, as well as internet translation for globalization, and has deals signed with Microsoft. Another software firm that has been among the top holdings throughout the period was Digimarc, which develops software to digitally code products for licensing and identification. We reduced holdings slightly on some strength early in period, but still maintained a large weighting.

We purchased stocks of some holdings early--in hindsight, a little too early--but we feel confident in our positioning and believe that the companies in the portfolio will have the earnings leverage to rally when general market conditions improve. One long-term Fund holding that has struggled is Edison Schools (-97%), but we increased our position late in the year on very attractive valuations. The firm is the largest for-profit school system operator, but it was hurt by negative political headwinds and a poor perception of its potential profitability. The company specializes in turning around lower-performing public school systems, and it has a large market in which to do business. We feel that although it may have tried to grow too fast, it has the potential to enter additional markets and expand operations.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

A cloud of risk continues to hang over equities due to the potential for war and the failure of capital spending to recover. We feel that it is probable that conditions will slowly turn the corner as some larger firms increase their technology budgets in 2003. There has been a near freeze on capital investment for several years, but eventually businesses will have to accelerate spending to gain efficiencies. We are finding some good values in the battered small-cap market, and we have been purchasing firms that we feel have been oversold and are poised to gain momentum when the earnings environment strengthens. Small-cap stocks have historically led the market out of recessions, and we hope to build on the upswing while coming out of the current environment.


(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/02. Differences from financial statements are a result of a consolidation of industries or sectors.

                Portfolio Composition as of October 31, 2002(5)

          Consumer Staples                    1%
          Computers                           1%
          Electronic Equipment                1%
          Energy                              1%
          Telecommunication Services          2%
          Financials                          4%
          IT Consulting & Services            6%
          Internet Software & Services        8%
          Semiconductors                      8%
          Industrials                        11%
          Consumer Discretionary             17%
          Software                           17%
          Health Care                        23%

-------------------------------------------------------------------------------
                                                      INTERNATIONAL GROWTH FUND
-------------------------------------------------------------------------------

               Growth of a $10,000 Investment (Class A shares)(1)

Average Annual Total Returns as of 10/31/02

               NAV              Sales             Index            Inflation
Oct 92       10,000             9,450             10,000            10,000
             10,049             9,496             10,097            10,014
             10,073             9,519             10,153            10,007
             10,097             9,542             10,155            10,056
             10,439             9,865             10,464            10,091
             11,109            10,498             11,380            10,127
             11,878            11,224             12,463            10,155
             12,146            11,478             12,730            10,169
             11,951            11,294             12,534            10,183
             12,341            11,662             12,975            10,183
             13,036            12,319             13,678            10,212
             13,000            12,285             13,373            10,233
Oct 93       13,365            12,630             13,788            10,275
             12,609            11,916             12,586            10,282
             13,331            12,598             13,497            10,282
             14,269            13,484             14,641            10,310
             13,894            13,130             14,603            10,345
             13,206            12,480             13,977            10,380
             13,606            12,858             14,574            10,395
             13,644            12,894             14,493            10,402
             13,431            12,693             14,702            10,438
             13,807            13,047             14,846            10,466
             14,107            13,331             15,201            10,508
             13,644            12,894             14,725            10,536
Oct 94       13,907            13,142             15,219            10,543
             13,319            12,586             14,491            10,557
             13,156            12,433             14,585            10,557
             12,471            11,785             14,028            10,599
             12,299            11,623             13,992            10,642
             12,524            11,835             14,869            10,677
             12,919            12,208             15,433            10,712
             13,038            12,321             15,252            10,734
             12,893            12,184             14,988            10,755
             13,459            12,719             15,925            10,755
             13,288            12,557             15,321            10,783
             13,394            12,657             15,625            10,805
Oct 95       13,117            12,395             15,209            10,840
             13,249            12,520             15,636            10,833
             13,797            13,038             16,270            10,825
             14,284            13,498             16,340            10,889
             14,172            13,393             16,398            10,924
             14,298            13,511             16,751            10,981
             14,506            13,708             17,242            11,023
             14,450            13,656             16,928            11,044
             14,590            13,787             17,028            11,051
             13,894            13,130             16,534            11,072
             14,061            13,288             16,574            11,093
             14,381            13,590             17,018            11,128
Oct 96       14,283            13,498             16,848            11,164
             14,923            14,102             17,522            11,185
             14,904            14,084             17,301            11,185
             14,975            14,152             16,699            11,221
             15,102            14,272             16,976            11,256
             14,989            14,165             17,042            11,284
             15,217            14,380             17,136            11,298
             16,170            15,280             18,255            11,291
             16,852            15,925             19,266            11,304
             17,422            16,463             19,582            11,318
             15,942            15,066             18,123            11,339
             16,795            15,872             19,142            11,368
Oct 97       14,933            14,112             17,676            11,396
             14,606            13,802             17,499            11,389
             14,533            13,733             17,656            11,376
             14,643            13,838             18,469            11,397
             15,577            14,721             19,658            11,419
             16,417            15,514             20,267            11,441
             16,829            15,904             20,432            11,461
             16,686            15,768             20,338            11,482
             16,147            15,259             20,496            11,496
             16,322            15,424             20,709            11,509
             14,010            13,240             18,148            11,523
             13,329            12,596             17,596            11,537
Oct 98       14,027            13,255             19,435            11,565
             14,802            13,988             20,436            11,565
             15,126            14,294             21,247            11,558
             15,291            14,450             21,189            11,586
             14,830            14,014             20,689            11,599
             15,392            14,545             21,558            11,634
             15,936            15,060             22,436            11,719
             15,296            14,455             21,285            11,719
             16,304            15,407             22,119            11,719
             16,964            16,031             22,783            11,754
             17,212            16,265             22,872            11,783
             17,575            16,608             23,107            11,839
Oct 99       18,401            17,389             23,978            11,860
             19,855            18,763             24,818            11,867
             22,682            21,434             27,049            11,867
             21,496            20,313             25,334            11,896
             22,181            20,961             26,020            11,966
             22,749            21,498             27,035            12,064
             21,680            20,488             25,618            12,072
             20,678            19,541             24,999            12,079
             21,830            20,630             25,981            12,149
             20,577            19,445             24,898            12,169
             20,962            19,809             25,119            12,184
             19,274            18,214             23,901            12,247
Oct 00       18,322            17,315             23,342            12,268
             17,571            16,605             22,471            12,276
             17,886            16,902             23,275            12,268
             18,295            17,289             23,264            12,346
             16,711            15,792             21,521            12,395
             15,768            14,901             20,097            12,423
             17,156            16,212             21,505            12,473
             16,427            15,523             20,763            12,529
             15,661            14,800             19,923            12,551
             15,163            14,329             19,562            12,515
             14,683            13,875             19,071            12,515
             12,974            12,260             17,143            12,572
Oct 01       13,561            12,815             17,582            12,529
             14,326            13,538             18,230            12,508
             14,538            13,739             18,340            12,459
             13,856            13,094             17,366            12,488
             13,964            13,196             17,489            12,538
             14,755            13,943             18,444            12,608
             14,737            13,927             18,577            12,678
             14,772            13,960             18,830            12,678
             14,108            13,332             18,088            12,686
             12,725            12,025             16,304            12,700
             12,546            11,856             16,272            12,742
             11,257            10,638             14,529            12,770
Oct 02       12,157            11,488             15,311            12,802


CLASS A SHARES                                  1 Year   5 Year      10 Year

      Fund (not adjusted for sales charge)(2)  -10.36%   -4.04%       1.97%
      Fund (adjusted for maximum sales
        charge)(2)                             -15.25%   -5.12%       1.39%
      Morgan Stanley Capital International
        EAFE Index(3)                          -12.93%   -2.84%       4.35%

CLASS B SHARES                                  1 Year   5 Year  Since Inception
                                                                 (July 1, 1994)
      Fund (not adjusted for sales charge)(2)  -11.23%   -4.87%      -1.99%
      Fund (adjusted for maximum sales
        charge)(2)                             -15.66%   -5.03%      -1.99%
      Morgan Stanley Capital International
        EAFE Index(3)                          -12.93%   -2.84%       0.49%

CLASS C SHARES                                  1 Year   5 Year Since Inception4
                                                                 (March 1, 2002)
      Fund (not adjusted for sales charge)(2)     N/A      N/A      -13.34%
      Fund (adjusted for maximum sales
        charge)(2)                                N/A      N/A      -15.10%
      Morgan Stanley Capital International
        EAFE Index(3)                             N/A      N/A      -12.47%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Morgan Stanley Capital International (MSCI) EAFE Index is unmanaged and includes the stock markets of Europe, Australasia, and the Far East weighted by capitalization. The MSCI EAFE is a broad-based index of equity markets representing 21 countries. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
CAPITAL GUARDIAN TRUST COMPANY

The International Growth Fund is managed by an international equity team at Capital Guardian Trust Company. Ten portfolio managers and 31 analysts share the management responsibilities for the Fund. The managers average over 25 years of investment experience and have been with the firm for an average of 21 years. The firm has managed the Fund since June 1999.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2002, the WM INTERNATIONAL GROWTH FUND posted a total return of -10.36% (Class A shares not adjusted for sales charge). Although performance was negative, the Fund outperformed its benchmark, the MSCI EAFE Index (-12.93%), for the same period.3 Global equity markets were quite volatile throughout the period, but the Fund finished the year with strong relative results.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Despite a rally in October, international markets ended the year down (as measured by the MSCI EAFE Index), but not by quite as much as U.S. markets (as measured by the S&P 500). The portfolio, which has been positioned for a mild economic recovery, fared well in the later stages of the year, and this offset earlier underperformance.

Within individual Fund sectors, the main contributors to returns were found in information technology, where Samsung Electronics (Korea - Office Electronics) more than doubled in value during the year. Samsung, the fifth largest Fund holding at the close of the period, has enjoyed the kind of recent global success that few "emerging market" companies can claim. It is challenging its developed-market counterparts in practically every area of the high-end electronic equipment industry. Its cellular handsets, flat panel monitors, and televisions are attacking Nokia's and Sony's once-dominant positions. Additionally, Samsung benefits from a healthy balance sheet with a remarkably low debt-to-equity ratio of 18% (down from 200% in 1998).

Stock selection within the consumer discretionary sector also added to relative results, primarily due to Asian automobile makers Nissan Motor Company (Japan - Automobiles) and Hyundai Motor Company (Korea - Automobiles). While navigating Japan's fragile investment landscape over the past several years, we have found value in firms going through major restructuring. The transformation made by Nissan is one that truly took the Japanese automobile industry by storm. New CEO Carlos Ghosn (formerly of Renault) took drastic steps by Japanese standards to cut costs and return Nissan to profitability. Its market share is rising on all fronts, and its management team is highly respected within the organization.

Stocks that lost ground and never fully recovered included several financial companies, particularly European insurance giants AEGON and Swiss Reinsurance (respectively the seventh and eighth largest portfolio positions). Lower earnings announcements ignited a wave of sell-offs, but we felt that their fundamentals remained strong and chose to add to both positions. Unfortunately, we may have been a little early.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Our bottom-up investment approach dictates security selection based on company fundamentals, but occasionally the sum of these decisions can look like a major sector or country shift, particularly when those allocations are compared to those of peer funds. During this fiscal year, we did not make any wholesale changes within the portfolio, and the Fund experienced only a 22% turnover during the year. While the portfolio retained its overall appearance throughout the year (in terms of over- and under-weightings), we added to positions in several individual securities.

Royal Dutch Petroleum (Netherlands - Oil & Gas) was purchased for the first time in November of 2001, and it closed the year as the fourth largest Fund holding. It is the world's second largest oil company with one of the strongest balance sheets in the industry and superior long-term reserves. Although the stock suffered in July following its removal from the S&P 500, we believe it remains an excellent value relative to other major players in the industry.

Vodafone Group (United Kingdom - Wireless Telecom Services), the largest position in the portfolio, was increased in the third quarter, expanding our holdings by nearly one-third. The stock has been beaten down along with the rest of the telecom industry in recent months, wrongfully so according to our analysts. Vodafone continues to dominate the European wireless market with a presence in 45 countries and over 100 million subscribers. Its strong balance sheet has over $3 billion in cash, and the firm is in an excellent position to benefit from overseas industry consolidation.

Sanofi-Synthelabo (France - Pharmaceuticals) was also increased after pressure on the stock price grew in the wake of challenges to drug patents, like that of Plavix, and a delay in FDA approval for Eloxatine, a cancer drug. We feel that the patent challenge should become a non-issue in the coming months and that the market is unfairly punishing the security. Sanofi has one of the strongest R&D pipelines in the industry (especially among non-U.S. firms), and it offers strong long-term earnings growth rates. Market pressure has also removed the stock's premium relative to the sector, so we were comfortable in aggressively expanding the position. Sanofi closed the year as the third largest holding in the Fund.

There were very few major holdings that we completely sold during the year, and the top twenty names remain similar to those of last year. The majority of our new purchases were funded by trimming existing positions that had met our price targets.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Although some economic indicators have raised concerns recently, we believe the world's major economies will continue to slowly recover. In the short term, however, financial markets and oil prices will be driven by the possibility of war in Iraq and by short-term earnings disappointments.

Nevertheless, earnings comparisons should get easier going forward. Barring an extended conflict in Iraq, monetary policy should remain accommodative and global demand should improve. Additionally, we are encouraged by the fact that many of the companies we evaluate are now attractively priced relative to their book values, cash flows, and dividends.

(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/02.

                Portfolio Composition as of October 31, 2002(5)

          Latin America                               2%
          Cash Equivalents                            3%
          Canada                                      3%
          Pacific Basin (excluding Japan)            12%
          Japan                                      18%
          Europe                                     62%

-------------------------------------------------------------------------------
                                                         SHORT TERM INCOME FUND
-------------------------------------------------------------------------------
               Growth of a $10,000 Investment (Class A shares)(1)

                  NAV              Sales             Index            Inflation
Inception
 11/1/93        10,000             9,650             10,000            10,000
                10,005             9,655             10,000            10,007
                10,052             9,700             10,052            10,007
                10,098             9,745             10,137            10,034
                10,063             9,711             10,072            10,068
                 9,947             9,599             10,022            10,102
Apr              9,908             9,561              9,984            10,117
                 9,915             9,568              9,998            10,124
                 9,927             9,580             10,036            10,158
                 9,981             9,632             10,138            10,185
                 9,989             9,639             10,179            10,226
                 9,993             9,644             10,162            10,254
Oct 94           9,997             9,647             10,188            10,261
                10,002             9,652             10,147            10,274
                 9,842             9,497             10,171            10,274
                 9,851             9,507             10,313            10,315
                 9,942             9,594             10,461            10,357
                10,037             9,685             10,541            10,391
Apr             10,130             9,776             10,641            10,425
                10,357             9,995             10,846            10,446
                10,366            10,003             10,913            10,467
                10,375            10,012             10,961            10,467
                10,472            10,105             11,000            10,494
                10,524            10,156             11,060            10,515
Oct 95          10,625            10,253             11,161            10,550
                10,726            10,351             11,265            10,542
                10,829            10,450             11,361            10,535
                10,933            10,550             11,458            10,597
                10,852            10,472             11,420            10,631
                10,815            10,437             11,422            10,686
Apr             10,776            10,399             11,436            10,728
                10,786            10,408             11,464            10,748
                10,890            10,509             11,556            10,755
                10,950            10,567             11,608            10,775
                10,963            10,579             11,651            10,796
                11,069            10,682             11,763            10,830
Oct 96          11,171            10,780             11,906            10,865
                11,268            10,874             12,008            10,886
                11,274            10,879             12,009            10,886
                11,278            10,883             12,069            10,920
                11,337            10,940             12,104            10,954
                11,349            10,952             12,117            10,982
Apr             11,404            11,005             12,226            10,995
                11,506            11,104             12,315            10,988
                11,560            11,156             12,408            11,001
                11,720            11,310             12,563            11,015
                11,727            11,317             12,573            11,036
                11,780            11,368             12,675            11,063
Oct 97          11,840            11,425             12,762            11,091
                11,846            11,431             12,784            11,084
                11,925            11,508             12,867            11,071
                12,034            11,613             13,001            11,092
                12,030            11,609             13,014            11,113
                12,084            11,661             13,080            11,134
Apr             12,139            11,714             13,148            11,154
                12,192            11,765             13,228            11,174
                12,246            11,817             13,299            11,188
                12,301            11,870             13,368            11,201
                12,463            12,027             13,479            11,215
                12,625            12,183             13,658            11,228
Oct 98          12,628            12,186             13,685            11,255
                12,625            12,183             13,732            11,255
                12,678            12,234             13,795            11,248
                12,734            12,288             13,867            11,275
                12,674            12,231             13,826            11,289
                12,779            12,332             13,955            11,323
Apr             12,832            12,383             14,014            11,405
                12,777            12,329             13,998            11,405
                12,775            12,328             14,039            11,405
                12,831            12,382             14,073            11,439
                12,835            12,386             14,088            11,467
                12,969            12,515             14,204            11,522
Oct 99          12,987            12,532             14,253            11,543
                13,045            12,589             14,292            11,550
                13,048            12,591             14,333            11,550
                13,051            12,594             14,332            11,577
                13,109            12,651             14,436            11,646
                13,171            12,710             14,522            11,741
Apr             13,174            12,713             14,517            11,748
                13,235            12,772             14,558            11,755
                13,414            12,945             14,731            11,823
                13,477            13,006             14,856            11,843
                13,542            13,068             14,972            11,858
                13,664            13,186             15,114            11,919
Oct 00          13,728            13,248             15,111            11,940
                13,853            13,368             15,259            11,947
                14,041            13,550             15,423            11,940
                14,229            13,731             15,668            12,015
                14,294            13,793             15,784            12,063
                14,425            13,920             15,950            12,091
Apr             14,493            13,986             15,991            12,139
                14,562            14,053             16,124            12,194
                14,631            14,119             16,195            12,214
                14,824            14,305             16,433            12,180
                14,954            14,431             16,554            12,180
                15,083            14,555             16,766            12,235
Oct 01          15,279            14,744             16,922            12,193
                15,091            14,563             16,885            12,173
                15,158            14,627             16,900            12,125
                15,223            14,690             16,921            12,153
                15,285            14,750             16,951            12,202
                15,158            14,628             16,887            12,270
Apr             15,352            14,815             17,022            12,339
                15,483            14,941             17,158            12,339
                15,548            15,004             17,249            12,346
                15,484            14,942             17,325            12,360
                15,616            15,069             17,453            12,400
                15,744            15,193             17,627            12,428
Oct 02          15,611            15,065             17,601            12,459
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02

CLASS A SHARES                                1 Year   5 Year   Since Inception
                                                              (November 1, 1993)
      Fund (not adjusted for sales charge)(2)  2.18%    5.68%        5.07%
      Fund (adjusted for maximum sales
        charge)(2)                            -1.50%    4.97%        4.66%
      Merrill Lynch (1-3 yrs.) Corporate
        Bond Index(3)                          4.01%    6.64%        6.49%

CLASS B SHARES                                1 Year   5 Year   Since Inception
                                                                (July 1, 1994)
      Fund (not adjusted for sales charge)(2)  1.41%    4.88%        4.79%
      Fund (adjusted for maximum sales
        charge)(2)                            -2.47%    4.88%        4.79%
      Merrill Lynch (1-3 yrs.) Corporate
        Bond Index(3)                          4.01%    6.64%        6.98%

CLASS C SHARES                                1 Year   5 Year Since Inception(4)
                                                                (March 1, 2002)
      Fund (not adjusted for sales charge)(2)   N/A      N/A         1.61%
      Fund (adjusted for maximum sales
        charge)(2)                              N/A      N/A        -0.22%
      Merrill Lynch (1-3 yrs.) Corporate
        Bond Index(3)                           N/A      N/A         3.84%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 3.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Merrill Lynch (1-3 years) Corporate Bond Index is unmanaged and includes all investment-grade corporate debt securities with maturities of one to three years. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

Note: There may be additional credit and default risks associated with lower-rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey manages the Short Term Income Fund. Mr. Sosey joined WM Advisors, Inc. in 1998, and he has over 17 years of experience in banking and financial analysis. He has a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW

The WM SHORT TERM INCOME FUND posted a total return of 2.18% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2002. After rising early in the period, shorter-term Treasury rates fell throughout the second half of the fiscal year. This boosted Fund performance and helped offset some of the difficulties experienced by corporate issues. At the close of the period, the Fund's 30-day SEC yield was 4.20% for Class A shares, 3.58% for Class B shares, and 3.59% for Class C shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Although short-term Treasury yields ended the period more than 50 basis points lower than at this time last year, corporate issues tended to underperform because their yields did not fall as much as Treasuries of similar maturity. We favored corporate bonds for much of the period and feel that although we may have been early, these positions could be poised to rebound given the historically wide yield advantage over Treasuries. Corporate bonds were negatively affected by accounting practice scrutiny and the continuous headline risk associated with several large-scale corporate scandals. However, we were able to avoid many of the significant problems in the corporate sector, and this added to the generally positive results. Although we had a small position in an Enron bond, we missed most of the other major implosions stemming from WorldCom and many energy-related companies.

Fund performance was affected by a variety of individual holdings that endured company- or industry-specific problems. Elan Corp., an Irish pharmaceutical firm, was hit by accounting questions, resulting in price declines for its bonds. We continue to hold bonds of Athena Neurosciences Finance, a wholly-owned subsidiary of Elan, because we feel that we will still get full payment at maturity. Another issue, TELUS, the Canadian phone company, was pulled down with the entire telecommunications sector, but it has already rebounded off its lows. Industry-wide problems in the energy sector also hurt our position in El Paso Natural Gas Company, but these bonds are backed by the pipeline operating company and will be paid before bonds of the holding company. A position in Ford, one of our larger holdings, also detracted from overall results when the automaker experienced a period of weak results.

We were able to generate good relative results from several of our health care and financial issues. Nationwide Health Properties, a health care real estate investment trust, was one of our strongest performing issues during the period. Issues in J.P. Morgan Chase and Aetna also performed very well, especially late in the period after both firms reported solid third quarter results. In addition, CIT Group, Tyco's ex-finance company, felt the impact of scandal surrounding the conglomerate but closed the period with strong results on the heels of a good third quarter and its separation from Tyco.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We held our asset mix stable throughout the period, overweighting corporate issues and slightly increasing Treasury bonds for liquidity purposes. We sought best-in-class firms within corporate sectors, but we also feel that corporates will require some additional time to come back into favor. If we see signs of economic gains and improving balance sheets, the wide differential between the yields of corporate bonds and Treasuries could diminish, creating relative performance benefits for corporate issues.

We sold bonds that had appreciated relative to Treasuries, and we continue to seek good companies that have been adversely affected by the problems of their industry or market sector. There has been a dichotomy in the relative value of bonds within the corporate sector where headlines have caused some bonds to be oversold and others to be over-purchased. We have tried to take advantage of this trend by picking up undervalued bonds and selling those bonds that, in our opinion, had appreciated to fair value. We also found some significant values within the asset-backed sector. We purchased bonds that had been sold off by the market but that are secured by hard assets or receivables. Examples would be in the home equity asset-backed securities area and in select airplane-backed bonds issued by Southwest Airlines.

At the close of the period, the securities in the Fund had an average maturity of just 2.6 years and an average duration (a measurement of price sensitivity to changes in interest rates) of only 1.9 years. These low averages will limit the risk associated with a potential rise in interest rates. The Fund is also concentrated in highly rated bonds, with over 90% of its asset in investment-grade securities and an average rating of A1.(5)

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We may have been a little early to build up the corporate sector, and balance sheets may still need time to improve. However, corporate issues could begin to outperform given the currently low Treasury yields and the wide differential between corporate and Treasury bonds. The corporate sector developed too much overcapacity during the late 1990s and must work through this excess before it can make the necessary investments to propel the economy forward.

Because the Fund is focused on short-term assets, it is not as adversely affected by rising interest rates as longer-term fixed-income holdings--an important consideration in today's very low interest rate environment. We believe that there is some risk that short-term interest rates could begin to rise, but we also feel that pockets of economic weakness and low inflation will prevent rates from increasing too rapidly.

(5) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/02.

                Portfolio Composition as of October 31, 2002(5)

                    Ba                                  1%
                    B                                   1%
                    Aa                                  7%
                    Not Rated                           7%
                    Baa                                24%
                    A                                  24%
                    Aaa                                36%

-------------------------------------------------------------------------------
                                                U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------
               Growth of a $10,000 Investment (Class A shares)(1)

                  NAV              Sales             LB Gov           Inflation
Oct 92          10,000             9,550             10,000            10,000
                 9,990             9,540              9,983            10,014
                10,152             9,696             10,151            10,007
                10,335             9,870             10,367            10,056
                10,461             9,990             10,574            10,091
                10,500            10,028             10,609            10,127
                10,567            10,092             10,691            10,155
                10,594            10,118             10,679            10,169
                10,769            10,284             10,916            10,183
                10,823            10,336             10,983            10,183
                10,977            10,483             11,228            10,212
                10,983            10,488             11,270            10,233
Oct 93          11,028            10,532             11,313            10,275
                10,911            10,420             11,189            10,282
                10,977            10,483             11,232            10,282
                11,112            10,612             11,386            10,310
                10,888            10,398             11,145            10,345
                10,572            10,097             10,894            10,380
                10,450             9,980             10,808            10,395
                10,462             9,992             10,794            10,402
                10,402             9,933             10,769            10,438
                10,613            10,135             10,967            10,466
                10,615            10,137             10,969            10,508
                10,405             9,937             10,815            10,536
Oct 94          10,355             9,889             10,807            10,543
                10,337             9,872             10,788            10,557
                10,437             9,968             10,854            10,557
                10,679            10,198             11,055            10,599
                10,954            10,461             11,293            10,642
                11,034            10,538             11,364            10,677
                11,191            10,687             11,513            10,712
                11,680            11,155             11,977            10,734
                11,749            11,220             12,069            10,755
                11,684            11,158             12,025            10,755
                11,832            11,300             12,165            10,783
                11,947            11,409             12,282            10,805
Oct 95          12,119            11,574             12,469            10,840
                12,292            11,739             12,663            10,833
                12,467            11,906             12,843            10,825
                12,539            11,974             12,922            10,889
                12,251            11,700             12,658            10,924
                12,127            11,581             12,553            10,981
                12,047            11,505             12,473            11,023
                12,014            11,473             12,451            11,044
                12,169            11,621             12,612            11,051
                12,194            11,646             12,644            11,072
                12,149            11,602             12,616            11,093
                12,368            11,811             12,825            11,128
Oct 96          12,672            12,102             13,107            11,164
                12,954            12,371             13,335            11,185
                12,777            12,202             13,199            11,185
                12,804            12,228             13,214            11,221
                12,818            12,241             13,232            11,256
                12,636            12,067             13,092            11,284
                12,861            12,283             13,281            11,298
                12,978            12,394             13,395            11,291
                13,143            12,551             13,545            11,304
                13,548            12,938             13,930            11,318
                13,386            12,783             13,792            11,339
                13,603            12,991             13,999            11,368
Oct 97          13,835            13,212             14,241            11,396
                13,887            13,262             14,313            11,389
                14,044            13,412             14,464            11,376
                14,200            13,561             14,681            11,397
                14,186            13,548             14,641            11,419
                14,219            13,579             14,682            11,441
                14,304            13,660             14,748            11,461
                14,430            13,780             14,900            11,482
                14,555            13,900             15,070            11,496
                14,602            13,945             15,092            11,509
                14,781            14,116             15,485            11,523
                14,975            14,301             15,903            11,537
Oct 98          14,939            14,267             15,849            11,565
                15,027            14,351             15,854            11,565
                15,057            14,380             15,888            11,558
                15,143            14,462             15,981            11,586
                15,022            14,346             15,600            11,599
                15,108            14,428             15,661            11,634
                15,150            14,468             15,697            11,719
                15,053            14,376             15,559            11,719
                14,954            14,281             15,528            11,719
                14,882            14,212             15,505            11,754
                14,868            14,199             15,505            11,783
                15,087            14,408             15,630            11,839
Oct 99          15,147            14,466             15,655            11,860
                15,147            14,466             15,633            11,867
                15,078            14,399             15,532            11,867
                14,993            14,319             15,553            11,896
                15,158            14,476             15,774            11,966
                15,308            14,619             16,052            12,064
                15,313            14,624             16,007            12,072
                15,302            14,614             16,016            12,079
                15,605            14,903             16,302            12,149
                15,700            14,994             16,460            12,169
                15,901            15,186             16,703            12,184
                16,057            15,335             16,750            12,247
Oct 00          16,153            15,427             16,911            12,268
                16,373            15,636             17,244            12,276
                16,625            15,877             17,587            12,268
                16,863            16,104             17,765            12,346
                16,976            16,212             17,967            12,395
                17,058            16,290             18,030            12,423
                17,044            16,277             17,846            12,473
                17,109            16,339             17,905            12,529
                17,157            16,384             17,988            12,551
                17,460            16,675             18,419            12,515
                17,605            16,813             18,648            12,515
                17,862            17,058             18,972            12,572
Oct 01          18,153            17,336             19,462            12,529
                17,926            17,120             19,026            12,508
                17,815            17,014             18,860            12,459
                17,979            17,170             18,983            12,488
                18,175            17,357             19,157            12,538
                17,926            17,119             18,742            12,608
                18,272            17,450             19,188            12,678
                18,404            17,576             19,303            12,678
                18,553            17,718             19,573            12,686
                18,768            17,923             20,004            12,700
                18,933            18,081             20,400            12,742
                19,098            18,238             20,877            12,770
Oct 02          19,128            18,268             20,710            12,802

--------------------------------------------------------------------------------
Average Annual Total Returns as of 10/31/02

CLASS A SHARES                               1 Year   5 Year     10 Year

      Fund (not adjusted for sales
        charge)(2)                            5.37%    6.70%      6.70%
      Fund (adjusted for maximum sales
        charge)(2)                            0.61%    5.71%      6.21%
      Lehman Brothers Government Bond
        Index(3)                              6.42%    7.78%      7.55%

CLASS B SHARES                               1 Year   5 Year  Since Inception
                                                              (March 30, 1994)
      Fund (not adjusted for sales
        charge)(2)                            4.62%    5.87%      6.29%
      Fund (adjusted for maximum sales
        charge)(2)                           -0.38%    5.71%      6.29%
      Lehman Brothers Government Bond
        Index(3)                              6.42%    7.78%      7.77%

CLASS C SHARES                               1 Year   5 Year  Since Inception(4)
                                                              (March 1, 2002)
      Fund (not adjusted for sales
        charge)(2)                             N/A      N/A       4.74%
      Fund (adjusted for maximum sales
        charge)(2)                             N/A      N/A       2.72%
      Lehman Brothers Government Bond
        Index(3)                               N/A      N/A       8.11%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Government Bond Index is an unmanaged index of all U.S. government bonds. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

Note: Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey manages the U.S. Government Securities Fund. Mr. Sosey joined WM Advisors, Inc. in 1998 and has over 17 years of banking and financial analysis experience with an extensive background in managing government and mortgage-backed securities. He has a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW

The WM U.S. GOVERNMENT SECURITIES FUND posted a total return of 5.37% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2002. Interest rates dropped to 40-year lows in the second half of the period, and this boosted Fund performance. Long-term results have also been favorable, with Class A shares posting an average annual return of 6.70% (not adjusted for sales charge) for the past 10 years. At the close of the period, the Fund's 30-day SEC yield was 4.11% for Class A shares, 3.55% for Class B shares, and 3.56% for Class C shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rate movements drove the Fund's performance throughout the period. In November and December of 2001, rates climbed from significant lows when it seemed that the economy was on the road to recovery. Then, early in 2002, it became more evident that economic conditions were still weak and uncertainty surrounding geopolitical risks escalated. After eleven successive cuts in 2001, the Federal Reserve held short-term rates stable through the end of the period. However, economic uncertainty steadily pushed down longer-term rates. Five-year Treasuries ended the period down 78 basis points at 2.74%, and 10-year Treasuries dropped 36 basis points to 3.91%. Within just the second half of the period, intermediate-term Treasury yields fell by more than 150 basis points.

As interest rates declined, the Fund benefited from a duration (a measurement of sensitivity to interest rate changes) that was a bit higher than the overall market. Normally, we keep duration relatively close to market levels, seeking to limit interest rate risk and to take advantage of longer-term secular rate trends. We took advantage of positions in Treasuries and agency-backed bonds to achieve this higher duration, and the Fund benefited from strong relative performance as a result of the longer maturities.

Plummeting mortgage rates followed the decline in interest rates, and Fund performance benefited despite the ensuing upsurge in refinancing. Normally, the Fund's mortgage-backed investments underperform when refinancing causes a large flow of prepayments in the mortgage market. However, this was not the case in 2002. Because of their relative safety, mortgage-backed securities outperformed much of the fixed-income market, particularly corporate issues, which were hurt by the same large-scale defaults and accounting scandals that plagued equity markets. Consequently, our positions in Ginnie Maes, Fannie Maes, and Freddie Macs all performed well during the period.

Mortgage-backed securities produced strong results, but Treasury bonds were the best performing segment of the fixed-income market. The Fund benefited from its greater than 80% position in mortgage-related issues, as well as its holdings in Treasury securities.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Generally, we keep approximately 75% of the portfolio in core holdings designed to track the overall mortgage market, and we use the other 25% to gain relative yield, stability, or liquidity from Treasuries, agencies, or collateralized mortgage obligations. These securities help further our objective of realizing performance strength in the mortgage/government-backed market.

Several factors led us to seek new avenues in the market for mortgage-backed issues. Because yields are at historically low levels, there is some potential interest rate risk if the economy shows any signs of improvement. We also see some prepayment risk as investors react to low mortgage rates that continue to spur the refinancing boom. Because of this, we have been purchasing some shorter-term 15- and 20-year mortgages now available in the market. These securities are a little more stable than traditional 30-year mortgages and currently provide better liquidity characteristics. Their yields are slightly lower, but we feel this strategy is prudent in today's interest rate environment. We are also looking for higher-coupon mortgages that can carry less prepayment risk. These mortgages may be found among the following issue types: seasoned issues, those issues with characteristics that limit refinancing capabilities, or those carried by mortgage holders who are less concerned with rates and thus less apt to refinance.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The Federal Reserve announced a 50 basis point rate decrease in the federal funds rate just after the end of the period. We expect this move will continue to encourage the refinancing wave for the next several months--given the persistent demand, refinancing applications are already backed up and behind schedule at most lenders. Interest rates should continue to cycle in a range, but economic weakness and low inflation should hold back any significant rise in rates for a while.

We expect yields to eventually rise as interest rates recover from their historically low levels. We also expect a flattening yield curve where the difference between short-, intermediate-, and long-term rates becomes less pronounced--this would help the relative performance of mortgage-backed issues. We do not plan on purchasing too many low coupon mortgages that could be subject to both interest rate and prepayment risk. We will continue to adjust duration by utilizing the portfolio's Treasury and agency-backed bonds.

Overall, the economy is slowly improving, but with some conditions that could prove problematic. Consumer spending, which has been the single driving force behind recent economic growth, looks like it could decline in upcoming quarters, and the potential for war in Iraq could also hold back economic prosperity. While interest rates may be at or near a bottom, low inflation should keep them from rising too high or too fast. Mortgage-backed securities could continue to perform relatively well in this type of environment after refinancing activity subsides and more typical market conditions return.

(5) Allocation percentages are based on total investment value of the portfolio as of 10/31/02. Differences from financial statements are a result of a consolidation of industries or sectors.

                Portfolio Composition as of October 31, 2002(5)

                    Agency Obligations                  6%
                    Cash Equivalents                    6%
                    CMOs                                7%
                    U.S. Treasuries                     7%
                    GNMA                               13%
                    FHLMC                              26%
                    FNMA                               35%

-------------------------------------------------------------------------------
                                                                    INCOME FUND
-------------------------------------------------------------------------------
Growth of a $10,000 Investment (Class A shares)(1)

                  NAV               Sales             LB G/C           Inflation
Oct 92           10,000             9,550             10,000            10,000
                  9,979             9,530             10,002            10,014
                 10,139             9,683             10,161            10,007
                 10,345             9,879             10,356            10,056
                 10,547            10,073             10,537            10,091
                 10,607            10,130             10,582            10,127
                 10,689            10,208             10,656            10,155
                 10,714            10,232             10,670            10,169
                 10,878            10,388             10,863            10,183
                 10,961            10,468             10,925            10,183
                 11,197            10,693             11,116            10,212
                 11,280            10,772             11,146            10,233
Oct 93           11,340            10,830             11,187            10,275
                 11,173            10,671             11,092            10,282
                 11,236            10,731             11,152            10,282
                 11,428            10,913             11,302            10,310
                 11,143            10,642             11,106            10,345
                 10,793            10,307             10,831            10,380
                 10,692            10,211             10,745            10,395
                 10,653            10,174             10,744            10,402
                 10,639            10,160             10,720            10,438
                 10,839            10,351             10,933            10,466
                 10,852            10,364             10,946            10,508
                 10,664            10,184             10,786            10,536
Oct 94           10,626            10,148             10,776            10,543
                 10,613            10,135             10,752            10,557
                 10,694            10,213             10,826            10,557
                 10,888            10,398             11,041            10,599
                 11,156            10,654             11,303            10,642
                 11,248            10,742             11,372            10,677
                 11,443            10,928             11,532            10,712
                 12,050            11,508             11,978            10,734
                 12,152            11,605             12,065            10,755
                 12,070            11,527             12,039            10,755
                 12,243            11,692             12,184            10,783
                 12,402            11,844             12,303            10,805
Oct 95           12,564            11,999             12,463            10,840
                 12,769            12,194             12,650            10,833
                 13,002            12,417             12,827            10,825
                 13,096            12,507             12,911            10,889
                 12,747            12,173             12,687            10,924
                 12,636            12,068             12,598            10,981
                 12,550            11,985             12,527            11,023
                 12,535            11,971             12,502            11,044
                 12,688            12,117             12,670            11,051
                 12,714            12,142             12,704            11,072
                 12,713            12,141             12,682            11,093
                 12,957            12,374             12,903            11,128
Oct 96           13,305            12,706             13,189            11,164
                 13,611            12,998             13,415            11,185
                 13,452            12,847             13,290            11,185
                 13,495            12,887             13,331            11,221
                 13,518            12,910             13,365            11,256
                 13,341            12,741             13,216            11,284
                 13,534            12,925             13,415            11,298
                 13,718            13,101             13,542            11,291
                 13,958            13,330             13,703            11,304
                 14,474            13,822             14,073            11,318
                 14,278            13,635             13,954            11,339
                 14,522            13,869             14,160            11,368
Oct 97           14,755            14,091             14,365            11,396
                 14,817            14,150             14,432            11,389
                 14,866            14,197             14,577            11,376
                 15,007            14,331             14,764            11,397
                 15,065            14,387             14,752            11,419
                 15,181            14,498             14,802            11,441
                 15,231            14,546             14,879            11,461
                 15,413            14,719             15,021            11,482
                 15,530            14,831             15,148            11,496
                 15,506            14,809             15,180            11,509
                 15,567            14,866             15,428            11,523
                 15,849            15,136             15,789            11,537
Oct 98           15,640            14,936             15,705            11,565
                 15,905            15,190             15,794            11,565
                 15,928            15,211             15,842            11,558
                 16,085            15,362             15,954            11,586
                 15,712            15,005             15,675            11,599
                 15,799            15,088             15,761            11,634
                 15,987            15,267             15,812            11,719
                 15,854            15,140             15,673            11,719
                 15,754            15,045             15,622            11,719
                 15,746            15,038             15,557            11,754
                 15,741            15,033             15,549            11,783
                 15,891            15,176             15,729            11,839
Oct 99           15,951            15,234             15,788            11,860
                 15,956            15,238             15,786            11,867
                 15,945            15,227             15,710            11,867
                 15,967            15,249             15,658            11,896
                 16,127            15,401             15,848            11,966
                 16,329            15,594             16,057            12,064
                 16,237            15,506             16,010            12,072
                 16,112            15,387             16,002            12,079
                 16,502            15,759             16,335            12,149
                 16,657            15,908             16,484            12,169
                 16,999            16,234             16,723            12,184
                 16,983            16,219             16,828            12,247
Oct00            16,934            16,172             16,939            12,268
                 17,073            16,305             17,217            12,276
                 17,389            16,606             17,537            12,268
                 17,879            17,075             17,823            12,346
                 17,918            17,112             17,978            12,395
                 17,890            17,085             18,068            12,423
                 17,836            17,033             17,992            12,473
                 17,900            17,095             18,100            12,529
                 17,963            17,155             18,169            12,551
                 18,446            17,616             18,576            12,515
                 18,669            17,829             18,790            12,515
                 18,589            17,753             19,008            12,572
Oct01            19,002            18,147             19,405            12,529
                 18,924            18,072             19,137            12,508
                 18,797            17,951             19,015            12,459
                 19,008            18,152             19,169            12,488
                 19,148            18,287             19,355            12,538
                 18,989            18,135             19,033            12,608
                 19,348            18,478             19,403            12,678
                 19,439            18,564             19,567            12,678
                 19,400            18,527             19,738            12,686
                 19,255            18,388             19,977            12,700
                 19,580            18,699             20,314            12,742
                 19,798            18,907             20,643            12,770
Oct 02           19,691            18,805             20,548            12,802
--------------------------------------------------------------------------------
Average Annual Total Returns as of 10/31/02

CLASS A SHARES                               1 Year   5 Year       10 Year

      Fund (not adjusted for sales
       charge)(2)                             3.63%    5.94%        7.01%
      Fund (adjusted for maximum sales
        charge)(2)                           -1.05%    4.96%        6.52%
      Lehman Brothers Aggregate Bond
        Index(3)                              5.89%    7.42%        7.47%

CLASS B SHARES                                1 Year  5 Year  Since Inception
                                                              (March 30, 1994)
      Fund (not adjusted for sales
        charge)(2)                            2.79%    5.17%        6.41%
      Fund (adjusted for maximum sales
        charge)(2)                           -2.05%    5.01%        6.41%
      Lehman Brothers Aggregate Bond
        Index(3)                              5.89%    7.42%        7.75%

CLASS C SHARES                                1 Year   5 Year Since Inception(4)
                                                               (March 1, 2002)
      Fund (not adjusted for sales
        charge)(2)                             N/A      N/A         2.25%
      Fund (adjusted for maximum sales
        charge)(2)                             N/A      N/A         0.29%
      Lehman Brothers Aggregate Bond
        Index(3)                               N/A      N/A         6.17%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Aggregate Bond Index is unmanaged and represents all investment-grade, government, corporate, mortgage, and asset-backed securities. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

Note: There may be additional credit and default risks associated with lower-rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Gary Pokrzywinski, Senior Portfolio Manager and Head of the Fixed-Income Team. Mr. Pokrzywinski has over 17 years of asset management experience and has been with WM Advisors, Inc. for more than 10 years. He is a Chartered Financial Analyst, and he holds a Business Degree from the University of Wisconsin, Milwaukee.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2002, the WM INCOME FUND posted a total return of 3.63% (Class A shares not adjusted for sales charge). Interest rates fell throughout the second half of the period, but corporate bonds generally under-performed other areas of the fixed-income market. Long-term results have been favorable, with the Fund averaging an annual rate of return of 7.01% for the past ten years (Class A shares not adjusted for sales charge).
The Fund's yield remains very attractive and provides a strong income stream.
At the close of the period, the Fund's 30-day SEC yield was 7.01% for Class A shares, 6.56% for Class B shares, and 6.54% for Class C shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates dropped during the second half of the period, but strong performance was limited to the highest-quality issues and Treasury bonds. The difference in yields between Treasuries and corporate issues widened to historically high levels as corporate bonds experienced the fallout from accounting scandals, defaults, and bankruptcies. Market sentiment rewarded quality assets, punished those with any perceived risk, and elevated Treasury bonds to one of the best performing asset classes. These movements adversely affected the Fund's large stake in corporate securities, but we tempered their effects by increasing our mortgage-backed and Treasury issues slightly during the period.

Despite negative market headwinds, several factors contributed positively to overall results. We kept the Fund's duration (a measurement of price sensitivity to changes in interest rates) a little long during the year, and this combined with falling rates to boost performance. Also, we avoided most of the major defaults within the corporate sector. We were not affected by Qwest and WorldCom, both of which had a significant impact on the overall performance of the corporate sector. In fact, because of WorldCom's size and its A-rating early in the period, the firm's default hurt the entire market.

At the close of the period, the securities in the Fund had an average maturity of 8.6 years and an average duration of 5.1 years. This intermediate-term maturity structure will limit interest rate risk relative to longer-term holdings if yields begin to rise. The Fund is concentrated in highly rated bonds, with over 80% of assets in investment-grade securities and an average rating of A2.(5) However, the Fund is also positioned to potentially realize relative performance from higher-yielding bonds.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund avoided some of the major secular problems in the corporate arena, and overall performance was enhanced by our sector weightings. We were significantly underweighted in the utilities sector, which was previously regarded as a safe haven but which endured problematic performance during the period. We felt that after deregulation the risk-to-reward balance did not look attractive, and we limited exposure to this sector to the Fund's benefit. We were also underweighted in the telecommunications sector, which struggled throughout the fiscal year.

Our overweighted position in both financial and health care bonds helped overall performance. Within the financial sector, we found some benefits by maintaining heavier exposure to banks and brokerage firms, such as Merrill Lynch, and avoiding those finance companies that faced credit concerns. We also added to the gaming sector after we saw significant value in firms such as Mandalay Resort Group and Park Place Entertainment, which were heavily sold after September 11th. These issues were two of the best performing holdings during the past twelve months.

A variety of individual issues were affected by company- or industry-specific problems, but not always to the Fund's disadvantage. For example, Ogden is currently in default, but its bonds are still trading at $0.70 to $0.80 on the dollar, and its default did not have a significant impact on overall Fund performance. In contrast, positions in both United Air Lines and Ford Motor negatively affected the Fund. Our United bonds are backed by the value of the planes in the fleet, but with 600 planes on the ground and out of service, bond valuations suffered alongside the firm's equity. Ford was hurt by a weak profit environment. Despite strong sales, its 0% financing deals did not help the firm's bottom line.

We also held an overweighted position in higher-yielding, lower-rated bonds that has adversely affected overall Fund performance. These bonds are much more closely tied to the economy and equity markets than other areas of the fixed-income market. We like the outlook for this market segment in light of the current yield environment and the potential for future economic improvements.

We are currently looking for good values within the utility sector. Here, we are seeking regulated subsidiaries whose bonds have been dragged down with those of a troubled parent corporation. For example, we purchased Southern Natural Gas, a subsidiary of El Paso Corp., and Oncor Electric Delivery Company, a subsidiary of Texas Utilities, at very attractive prices. In both instances, the parent corporation languished through deregulation, but the regulated subsidiaries may have been oversold solely because of their parent-company ties.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Although pockets of economic weakness remain, we believe conditions should improve on the heels of low inventory levels and equity markets now cleansed of `90s excesses. Currently, there is unprecedented scrutiny of regulations and corporate governance resulting from recent corporate scandals. Once this subsides, investor confidence should be restored.

We believe that the markets have already discounted negative conditions and that any positive economic news will help corporate issues. Yield spreads for corporate bonds relative to Treasuries are at or near all-time highs, making their risk-to-reward characteristics very attractive. As we move into 2003, we will continue to overweight the corporate segment.


(5) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

(6) Allocation percentages are based on total investment value of the portfolio as of 10/31/02. Differences from financial statements are a result of a consolidation of industries or sectors.

                Portfolio Composition as of October 31, 2002(6)

          Foreign Bonds                               1%
          Convertible Preferred Stock                 1%
          U.S. Treasuries                             4%
          Cash Equivalents                            5%
          Mortgage-Backed                            23%
          Corporate Bonds                            66%

-------------------------------------------------------------------------------
                                                                HIGH YIELD FUND
-------------------------------------------------------------------------------
Growth of a $10,000 Investment (Class A shares)(1)

                   NAV               Sales             Inflation          Index
Inception
 4/8/98           10,000             9,550
Apr                9,997             9,547              10,000            10,000
                   9,965             9,517              10,018            10,035
                   9,918             9,471              10,030            10,071
                   9,892             9,447              10,042            10,129
                   9,345             8,925              10,054             9,569
                   9,336             8,916              10,066             9,612
Oct 98             9,310             8,891              10,090             9,415
                   9,686             9,250              10,090             9,806
                   9,670             9,235              10,084             9,817
                   9,834             9,391              10,108             9,962
                   9,722             9,284              10,121             9,903
                   9,899             9,453              10,151             9,998
Apr               10,259             9,798              10,225            10,192
                  10,269             9,807              10,225            10,054
                  10,366             9,900              10,225            10,033
                  10,499            10,026              10,256            10,073
                  10,397             9,929              10,280             9,961
                  10,456             9,986              10,330             9,889
Oct 99            10,451             9,981              10,348             9,824
                  10,628            10,149              10,355             9,940
                  10,832            10,344              10,355            10,051
                  10,897            10,406              10,379            10,008
                  10,981            10,487              10,441            10,027
                  11,051            10,554              10,526             9,817
Apr               11,144            10,642              10,533             9,832
                  10,949            10,456              10,539             9,731
                  11,052            10,554              10,600             9,930
                  11,237            10,732              10,618            10,005
                  11,353            10,842              10,631            10,073
                  11,276            10,768              10,686             9,985
Oct 00            11,004            10,509              10,704             9,666
                  10,570            10,094              10,711             9,283
                  10,666            10,186              10,704             9,462
                  11,419            10,905              10,772            10,171
                  11,249            10,742              10,815            10,306
                  10,827            10,340              10,840            10,063
Apr               10,823            10,336              10,883             9,938
                  10,773            10,288              10,932            10,117
                  10,683            10,202              10,950             9,834
                  10,764            10,280              10,920             9,978
                  10,896            10,405              10,920            10,096
                  10,564            10,089              10,969             9,418
Oct 01            10,786            10,301              10,932             9,650
                  11,011            10,515              10,913            10,003
                  11,001            10,506              10,871             9,962
                  11,261            10,755              10,896            10,031
                  11,312            10,803              10,939             9,891
                  11,545            11,026              11,000            10,129
Apr               11,579            11,058              11,062            10,291
                  11,513            10,995              11,062            10,238
                  11,066            10,568              11,069             9,483
                  10,707            10,226              11,081             9,069
                  10,752            10,269              11,117             9,327
                  10,527            10,053              11,142             9,205
Oct 02            10,735            10,252              11,170             9,125
--------------------------------------------------------------------------------
Average Annual Total Returns as of 10/31/02

CLASS A SHARES                                     1 Year     Since Inception
                                                              (April 8, 1998)
 Fund (not adjusted for sales charge)(2)           -0.48%          1.56%
 Fund (adjusted for maximum sales charge)(2)       -4.95%          0.55%
 Lehman Brothers High Yield Index(3)               -5.44%         -2.01%

CLASS B SHARES                                     1 Year     Since Inception
                                                               (May 5, 1998)
      Fund (not adjusted for sales charge)(2)      -1.17%          0.97%
      Fund (adjusted for maximum sales charge)(2)  -5.63%          0.83%
      Lehman Brothers High Yield Index(3)          -5.44%         -2.05%

CLASS C SHARES                                     1 Year     Since Inception(4)
                                                                (March 1, 2002)
      Fund (not adjusted for sales charge)(2)        N/A          -5.66%
      Fund (adjusted for maximum sales charge)(2)    N/A          -7.52%
      Lehman Brothers High Yield Index(3)            N/A          -7.74%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers High Yield Index is unmanaged and generally represents below investment-grade corporate debt securities. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark. However, the benchmark's performance for Class A shares is calculated as of 4/30/98 and its performance for Class B shares is calculated as of 5/31/98.

(4) Since inception returns for Class C shares are not annualized.

(5) The effective yield shown is uncharacteristically high due to the timing of dividend payments.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. There may be additional credit and default risks associated with lower-rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The High Yield Fund is managed by a fixed-income team led by Gary Pokrzywinski, Senior Portfolio Manager and Head of the Fixed-Income Team. Mr. Pokrzywinski has over 17 years of asset management experience and has been with WM Advisors, Inc. for more than 10 years. He is a Chartered Financial Analyst, and he holds a Business Degree from the University of Wisconsin, Milwaukee.

PERFORMANCE REVIEW

The WM HIGH YIELD FUND posted a total return of -0.48% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2002. Higher-yielding corporate bonds under-performed the remainder of the fixed-income market as assets moved into securities with greater perceived safety. Despite the relatively weak market environment, the Fund was able to outperform its benchmark by nearly 5% during the period and by an average annual rate of over 3.5% since the inception of the Fund (Class A shares not adjusted for sales charge).(3) The Fund's yield also remains very attractive in the ongoing low interest rate environment. At the end of the period, the Fund's 30-day SEC yield was 12.79% for Class A shares, 12.58% for Class B shares, and 12.41% for Class C shares.(5)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Market performance was mixed as gains generated early in the year were wiped out by market weakness during the second half of the period. This weakness was highlighted by a general flight-to-quality and away from any financial assets with perceived risk. As the Treasury market surged at the expense of lower-rated issues, the difference in yields between Treasuries and higher-yielding corporate bonds reached all-time highs.

The Fund was able to outperform the market throughout the period by avoiding many of the problem areas in the high-yield segment. The default rate for high-yield bonds escalated during the period, reaching 10% of issues according to Moody's. The Fund felt the effects, of course, but to a lesser degree than much of the market because we evaded many, but not all, of the major defaults. For example, we did not have a position in WorldCom, which eventually traded down into the high-yield market before going bankrupt and defaulting on its debt.

During the period, we took a 10% position in two high-yield index securities with the goal of adding balance to our core holdings. This tactic allowed us to focus on the convertible securities and the under-analyzed securities that make the Fund unique and that have helped generate strong performance relative to the overall market. By investing in these index securities we added liquidity to the Fund, which in the high-yield arena can be difficult to find without hampering the Fund's yield.

We are also currently seeking opportunities in subsidiaries whose valuations have declined unjustifiably after their parent corporations have undergone a sell-off. We have found these opportunities in the utilities sector, where deregulated parent companies have struggled, negatively impacting their regulated subsidiaries to the point where the valuations and yield characteristics have become quite attractive in our opinion. This strategy led us to purchase Qwest's regional Bell operating company (formerly known as U.S.
West).

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Within the technology sector, we concentrated on what we believe to be less risky companies that had strong balance sheets. One example from the telecommunications equipment sector is Vitesse Semiconductor. The firm declined with the rest of its industry, seeing its revenues fall 70%, but its bonds have held their value because the firm continues to hold enough cash to withstand the down cycle. Our technology holdings closed the period with strong results after conditions improved in October and added to performance.

Shifts in other Fund sectors provided additional performance benefits. We increased our positions in the health care sector and were rewarded with strong performance. Health Care Property Investors, a real estate investment trust, was one of the best performing issues in the Fund. We also saw strong gains in Omnicare and Nationwide Health Properties. Late last year, we also increased our holdings in the gaming sector, finding significant value in Mandalay Resort Group and Park Place Entertainment after the entire industry sold off following the events of September 11th. Although we sold Park Place late in the period, these companies were two of the strongest performers in the Fund during the past twelve months.

The Fund benefited by underweighting a variety of sectors that experienced significant defaults. These sectors included telecommunications, utilities, and cable. Within utilities, we did not like the risk-versus-reward characteristics after deregulation. Huge capital flows funded the construction of too many plants, creating an oversupply of power without the demand to support it--we saw this supply problem in advance and avoided the sector accordingly. And even though we did own a position in Adelphia, a cable company now in default, our underweighting in that sector also helped the Fund's relative performance.

Although the Fund avoided the defaults of many troubled companies, we were not able to avoid all of them. Sonicblue (formerly S3) was the largest detractor from overall Fund performance during the period. The technology firm, which developed Rio Player and Replay TV, is currently restructuring. It may be on the road to bankruptcy, and its bonds experienced a major market sell-off. When we purchased the bond, the company owned a very large equity position that made its balance sheet quite attractive, but the value of this equity investment plummeted with the rest of the technology market. Suddenly Sonicblue's financial statements did not have the value to support its own struggling operations. Fund performance also suffered as a result of coal-supplier Pen Holdings, which is now in default. The company raised capital to open a new mine that subsequently failed to produce, and steadily falling electricity prices aggravated its problems.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We believe that the high-yield market has already discounted the worst of the economic and default conditions and that this segment is poised for strong relative results at the first sign of renewed investor confidence. In our judgment, defaults have peaked and this has finally cleansed excesses from a market segment that has been depressed for the past three years. High-yield bonds are more closely tied to economic strength and equity market conditions than any other area of the fixed-income market and should respond quickly as economic conditions improve. Because the yield differential between high-yield bonds and Treasuries is at or near all-time highs, an eventual fall in this differential could drive strong relative results for high-yield bonds.

Note: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. There may be additional credit and default risks associated with lower-rated securities. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

(6) Allocation percentages are based on total investment value of the portfolio as of 10/31/02. Differences from financial statements are a result of a consolidation of industries or sectors

                Portfolio Composition as of October 31, 2002(6)

          Convertible Preferred Stocks                1%
          Cash Equivalents                            3%
          Common Stocks                               8%
          High Yield Index                           10%
          Corporate Bonds                            78%

-------------------------------------------------------------------------------
                                                           TAX-EXEMPT BOND FUND
-------------------------------------------------------------------------------

Growth of a $10,000 Investment (Class A shares)(1)

            NAV              Sales             LB Muni          Inflation
Oct 92    10,000             9,550             10,000            10,000
          10,247             9,786             10,179            10,014
          10,405             9,937             10,283            10,007
          10,521            10,048             10,402            10,056
          10,909            10,418             10,779            10,091
          10,820            10,333             10,664            10,127
          10,921            10,430             10,772            10,155
          10,954            10,461             10,832            10,169
          11,196            10,692             11,013            10,183
          11,159            10,657             11,028            10,183
          11,446            10,931             11,257            10,212
          11,605            11,083             11,385            10,233
Oct 93    11,637            11,114             11,407            10,275
          11,454            10,938             11,307            10,282
          11,710            11,183             11,545            10,282
          11,845            11,312             11,677            10,310
          11,493            10,976             11,374            10,345
          10,969            10,475             10,911            10,380
          11,016            10,520             11,004            10,395
          11,124            10,624             11,100            10,402
          11,038            10,541             11,032            10,438
          11,252            10,746             11,234            10,466
          11,272            10,765             11,273            10,508
          11,064            10,566             11,108            10,536
Oct 94    10,857            10,368             10,910            10,543
          10,633            10,155             10,713            10,557
          10,945            10,452             10,948            10,557
          11,288            10,780             11,261            10,599
          11,659            11,135             11,589            10,642
          11,743            11,214             11,722            10,677
          11,745            11,217             11,736            10,712
          12,155            11,608             12,111            10,734
          12,032            11,490             12,005            10,755
          12,129            11,583             12,119            10,755
          12,243            11,692             12,273            10,783
          12,308            11,755             12,351            10,805
Oct 95    12,519            11,956             12,530            10,840
          12,778            12,203             12,738            10,833
          12,943            12,360             12,860            10,825
          13,011            12,425             12,958            10,889
          12,882            12,302             12,870            10,924
          12,674            12,104             12,705            10,981
          12,595            12,028             12,669            11,023
          12,598            12,031             12,664            11,044
          12,713            12,141             12,802            11,051
          12,831            12,254             12,919            11,072
          12,834            12,256             12,916            11,093
          12,986            12,402             13,097            11,128
Oct 96    13,108            12,518             13,244            11,164
          13,330            12,730             13,486            11,185
          13,269            12,672             13,429            11,185
          13,274            12,677             13,454            11,221
          13,393            12,790             13,578            11,256
          13,210            12,615             13,398            11,284
          13,299            12,700             13,510            11,298
          13,494            12,886             13,713            11,291
          13,617            13,004             13,859            11,304
          14,038            13,406             14,243            11,318
          13,848            13,225             14,109            11,339
          13,989            13,359             14,277            11,368
Oct 97    14,079            13,446             14,368            11,396
          14,153            13,516             14,453            11,389
          14,410            13,762             14,664            11,376
          14,540            13,886             14,815            11,397
          14,504            13,851             14,819            11,419
          14,512            13,859             14,833            11,441
          14,412            13,764             14,766            11,461
          14,621            13,963             14,999            11,482
          14,684            14,023             15,058            11,496
          14,694            14,033             15,095            11,509
          14,943            14,270             15,329            11,523
          15,098            14,419             15,521            11,537
Oct 98    15,069            14,391             15,521            11,565
          15,095            14,416             15,575            11,565
          15,142            14,460             15,614            11,558
          15,319            14,629             15,800            11,586
          15,248            14,562             15,731            11,599
          15,239            14,553             15,753            11,634
          15,285            14,597             15,792            11,719
          15,161            14,479             15,700            11,719
          14,879            14,210             15,474            11,719
          14,906            14,235             15,530            11,754
          14,740            14,077             15,406            11,783
          14,689            14,028             15,412            11,839
Oct 99    14,502            13,850             15,246            11,860
          14,586            13,930             15,407            11,867
          14,476            13,824             15,292            11,867
          14,366            13,719             15,226            11,896
          14,608            13,951             15,402            11,966
          14,915            14,244             15,740            12,064
          14,802            14,136             15,647            12,072
          14,710            14,048             15,566            12,079
          15,098            14,419             15,978            12,149
          15,308            14,619             16,200            12,169
          15,559            14,859             16,450            12,184
          15,421            14,727             16,364            12,247
Oct 00    15,592            14,890             16,542            12,268
          15,718            15,011             16,668            12,276
          16,136            15,410             17,080            12,268
          16,264            15,532             17,249            12,346
          16,324            15,589             17,304            12,395
          16,453            15,713             17,460            12,423
          16,201            15,472             17,271            12,473
          16,394            15,656             17,458            12,529
          16,522            15,778             17,575            12,551
          16,781            16,026             17,835            12,515
          17,105            16,335             18,129            12,515
          16,997            16,233             18,068            12,572
Oct 01    17,172            16,400             18,273            12,529
          16,956            16,193             18,120            12,508
          16,766            16,012             17,948            12,459
          17,009            16,244             18,258            12,488
          17,247            16,471             18,479            12,538
          16,873            16,114             18,117            12,608
          17,224            16,449             18,470            12,678
          17,333            16,553             18,583            12,678
          17,508            16,720             18,780            12,686
          17,753            16,954             19,022            12,700
          17,976            17,168             19,251            12,742
          18,424            17,595             19,672            12,770
Oct 02    18,037            17,226             19,346            12,802
--------------------------------------------------------------------------------
Average Annual Total Returns as of 10/31/02

CLASS A SHARES                               1 Year   5 Year     10 Year
      Fund (not adjusted for sales
        charge)(2)                            5.02%    5.08%      6.08%
      Fund (adjusted for maximum sales
        charge)(2)                            0.34%    4.11%      5.59%
      Lehman Brothers Municipal Bond
        Index(3)                              5.87%    6.13%      6.82%

CLASS B SHARES                               1 Year   5 Year  Since Inception
                                                              (March 30, 1994)
      Fund (not adjusted for sales
        charge)(2)                            4.25%    4.29%      5.05%
      Fund (adjusted for maximum sales
        charge)(2)                           -0.75%    4.12%      5.05%
      Lehman Brothers Municipal Bond
        Index(3)                              5.87%    6.13%      6.90%

CLASS C SHARES                               1 Year   5 Year  Since Inception(4)
                                                               (March 1, 2002)
      Fund (not adjusted for sales
        charge)(2)                             N/A      N/A       4.06%
      Fund (adjusted for maximum sales
        charge)(2)                             N/A      N/A       2.02%
      Lehman Brothers Municipal Bond
        Index(3)                               N/A      N/A       4.69%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. It is unmanaged and assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

(5) A portion of the Fund's income may be subject to some state and/or local taxes. In addition, exempt-interest dividends from the Fund will generally increase a corporate shareholder's exposure to AMT liability.
    Tax-equivalent SEC yield is based on a 39.1% federal tax bracket.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
THOMAS BYRON
VAN KAMPEN INVESTMENT ADVISORY INC.

The Fund is managed by Thomas Byron of Van Kampen Investment Advisory Inc., which has had management responsibilities for the Fund since January 1999. Mr. Byron has been with Van Kampen since 1981 and currently serves as Vice President. He received a B.S. in Finance from Marquette University and an M.B.A. from DePaul University.

PERFORMANCE REVIEW

The WM TAX-EXEMPT BOND FUND posted a total return of 5.02% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2002. Long-term results have also been very favorable, with the Fund posting an average annual return of 6.08% for the past ten years (Class A shares not adjusted for sales charge). As of October 31, 2002, the Fund's 30-day SEC yield was 3.86% for Class A shares, 3.29% for Class B shares, and 3.26% for Class C shares. On a tax-equivalent basis, the yield was 6.34% for Class A shares, 5.41% for Class B shares, and 5.36% for Class C shares.(5)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The municipal bond market achieved remarkable levels of issuance against this year's recessionary economic backdrop. The first six months of the fiscal year saw investors wavering between expectations of economic recovery and continued economic malaise. The Federal Reserve attempted to stimulate the flagging economy by lowering the federal funds target interest rate in November and December of 2001. With short-term rates at extraordinary lows, the economy appeared to be moving gradually into recovery.

Optimism in the economy crumbled in the second half of the period. The economic indicators that had been giving mixed-to-positive signals moved into negative territory in April and closed the period weaker than expected. These factors, combined with corporate mismanagement and geopolitical concerns, led to a marked deterioration in investor sentiment. This environment helped to push municipal bond yields to levels not seen since the mid-1960s, which boosted bond performance.

One of the most significant consequences of the drop in yields has been a surge in municipal issuance. Municipalities moved aggressively to lock in lower financing rates by issuing new debt and refinancing existing obligations issued during periods of higher rates. The wave of new issuance in 2002 is on track to break the previous record of $292 billion set in 1993.

Faltering investor sentiment also prolonged the bear market in equities. While this has been a painful time for equity investors, it has also been a boon for municipal bond funds. Investors were drawn by the relatively strong performance of municipal bonds, and they poured near-record amounts of money into municipal bond mutual funds.

This is not to say that the bond market was entirely immune to the bad news that drove equity markets down. Much of that news centered on corporate governance scandals and the faltering economy. These factors also undermined the corporate-backed segments of the municipal market and led to general underperformance by lower-rated bonds relative to AAA-rated issues.(6)

The period saw two divergent pictures of performance from intermediate and long-maturity municipal bonds. During the first six months of the period, expectations of an economic recovery created inevitable fears of rising interest rates. As a result, the short-to-intermediate portion of the curve achieved the best performance for that interval. The long end of the curve rallied sharply in the second half of the period, however, after hopes for a quick recovery vanished. Even with this rally, intermediate bonds outperformed long-term bonds for the entire period.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

One of our primary strategies was to realign the portfolio to benefit from a changing interest rate environment. We accomplished this by focusing on intermediate-term bonds. Our quantitative analysis indicated that this was the portion of the curve that offered the most attractive total return potential. We focused on premium bonds in the 15- to 20-year maturity range, which offered a greater income advantage with interest rate risk similar to that of 10-year bonds. With their superior risk/reward characteristics, these bonds had the advantage of meeting our desired investment profile while also producing attractive income characteristics.

We funded these purchases in part through the sale of some of the portfolio's longer, deep-discount securities. We had purchased these bonds in previous years when they were out of favor. As interest rates fell, however, they rallied strongly and added to overall performance. We sold them and reinvested the proceeds in a combination of intermediate bonds and longer bonds with attractive total return prospects. We continued to follow our longstanding strategy of trading between sectors and coupon structures as they move in and out of our fair value.

The Fund's rating distribution changed as the AAA and AA components increased from 89% to 91%.(6) We also shifted the Fund's sector concentration by increasing the transportation, public education, and industrial revenue sectors and by decreasing the retail electric, general purpose, and airport sectors.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Economic activity is likely to pick up at some point, though it is difficult to say precisely when this will happen. With long-bond yields at 30-year lows, the likelihood of an impending turn in the cycle is higher now than previously anticipated. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise rates.

We also expect equity market sentiment to remain a key driver of cash flows into the municipal market. Municipal bond funds are likely to continue to enjoy strong inflows as long as stocks remain weak. We believe that the Fund is positioned to perform well in the coming year. Fund performance could also benefit from the ongoing effort to improve the portfolio's credit quality and to position the Fund's maturity structure appropriately. The Fund's over-weighting in premium coupon bonds will also provide an effective hedge against rising interest rates should the economy recover in the coming months.

(6) Ratings are for portfolio holdings and are provided by Standard & Poor's Corporation (S&P). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/02.

                Portfolio Composition as of October 31, 2002(6)

               A                                   3%
               BBB                                 3%
               Not Rated/Other                     3%
               AA                                 26%
               AAA                                65%

-------------------------------------------------------------------------------
                                                      CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------------------
Growth of a $10,000 Investment (Class A shares)(1)

               NAV              Sales             Index            Inflation
Oct 92       10,000             9,550             10,000            10,000
             10,305             9,841             10,179            10,014
             10,454             9,984             10,283            10,007
             10,595            10,118             10,402            10,056
             11,043            10,546             10,779            10,091
             10,954            10,461             10,664            10,127
             11,074            10,576             10,772            10,155
             11,145            10,643             10,832            10,169
             11,357            10,846             11,013            10,183
             11,347            10,837             11,028            10,183
             11,642            11,118             11,257            10,212
             11,796            11,265             11,385            10,233
Oct 93       11,796            11,266             11,407            10,275
             11,622            11,099             11,307            10,282
             11,882            11,347             11,545            10,282
             12,007            11,467             11,677            10,310
             11,694            11,168             11,374            10,345
             11,096            10,597             10,911            10,380
             11,108            10,608             11,004            10,395
             11,193            10,689             11,100            10,402
             11,108            10,608             11,032            10,438
             11,289            10,781             11,234            10,466
             11,333            10,823             11,273            10,508
             11,182            10,679             11,108            10,536
Oct 94       10,955            10,462             10,910            10,543
             10,683            10,202             10,713            10,557
             10,859            10,370             10,948            10,557
             11,223            10,718             11,261            10,599
             11,567            11,046             11,589            10,642
             11,701            11,175             11,722            10,677
             11,724            11,196             11,736            10,712
             12,095            11,551             12,111            10,734
             11,949            11,412             12,005            10,755
             12,007            11,466             12,119            10,755
             12,155            11,608             12,273            10,783
             12,246            11,695             12,351            10,805
Oct 95       12,442            11,882             12,530            10,840
             12,672            12,102             12,738            10,833
             12,823            12,246             12,860            10,825
             12,880            12,301             12,958            10,889
             12,809            12,233             12,870            10,924
             12,620            12,053             12,705            10,981
             12,608            12,041             12,669            11,023
             12,607            12,040             12,664            11,044
             12,714            12,142             12,802            11,051
             12,846            12,268             12,919            11,072
             12,893            12,313             12,916            11,093
             13,062            12,474             13,097            11,128
Oct 96       13,207            12,613             13,245            11,164
             13,426            12,822             13,487            11,185
             13,389            12,786             13,431            11,185
             13,413            12,809             13,456            11,221
             13,523            12,914             13,580            11,256
             13,385            12,783             13,399            11,284
             13,484            12,877             13,512            11,298
             13,659            13,045             13,715            11,291
             13,835            13,213             13,861            11,304
             14,266            13,624             14,245            11,318
             14,150            13,513             14,112            11,339
             14,316            13,672             14,279            11,368
Oct 97       14,417            13,769             14,371            11,396
             14,533            13,879             14,456            11,389
             14,765            14,101             14,667            11,376
             14,880            14,211             14,818            11,397
             14,900            14,229             14,822            11,419
             14,900            14,229             14,836            11,441
             14,830            14,162             14,769            11,461
             15,066            14,388             15,002            11,482
             15,114            14,434             15,061            11,496
             15,124            14,444             15,098            11,509
             15,350            14,659             15,332            11,523
             15,572            14,872             15,524            11,537
Oct 98       15,540            14,840             15,524            11,565
             15,613            14,910             15,578            11,565
             15,661            14,956             15,617            11,558
             15,840            15,127             15,803            11,586
             15,778            15,068             15,734            11,599
             15,805            15,093             15,756            11,634
             15,814            15,102             15,795            11,719
             15,700            14,994             15,703            11,719
             15,430            14,736             15,477            11,719
             15,497            14,799             15,533            11,754
             15,263            14,576             15,409            11,783
             15,244            14,558             15,415            11,839
Oct 99       14,939            14,267             15,248            11,860
             15,089            14,410             15,410            11,867
             14,953            14,280             15,294            11,867
             14,847            14,179             15,229            11,896
             15,086            14,407             15,405            11,966
             15,477            14,780             15,743            12,064
             15,367            14,675             15,650            12,072
             15,259            14,572             15,568            12,079
             15,697            14,991             15,981            12,149
             15,959            15,241             16,203            12,169
             16,312            15,578             16,453            12,184
             16,199            15,470             16,367            12,247
Oct 00       16,329            15,594             16,546            12,268
             16,442            15,702             16,671            12,276
             16,890            16,130             17,083            12,268
             16,914            16,153             17,252            12,346
             16,977            16,213             17,307            12,395
             17,107            16,338             17,463            12,423
             16,818            16,061             17,275            12,473
             17,010            16,245             17,461            12,529
             17,093            16,324             17,578            12,551
             17,367            16,585             17,838            12,515
             17,843            17,040             18,133            12,515
             17,784            16,984             18,071            12,572
Oct 01       17,963            17,155             18,277            12,529
             17,793            16,992             18,123            12,508
             17,577            16,786             17,951            12,459
             17,822            17,020             18,262            12,488
             18,012            17,202             18,483            12,538
             17,614            16,822             18,120            12,608
             17,954            17,146             18,474            12,678
             18,120            17,304             18,587            12,678
             18,266            17,444             18,784            12,686
             18,480            17,648             19,026            12,700
             18,776            17,931             19,254            12,742
             19,316            18,447             19,676            12,770
Oct 02       18,787            17,942             19,349            12,802

--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02

CLASS A SHARES                              1 Year   5 Year    10 Year

      Fund (not adjusted for sales
        charge)(2)                           4.57%    5.44%     6.51%
      Fund (adjusted for maximum sales
        charge)(2)                          -0.10%    4.47%     6.03%
      Lehman Brothers Municipal Bond
        Index(3)                             5.87%    6.13%     6.82%

CLASS B SHARES                              1 Year   5 Year   Since Inception
                                                               (July 1, 1994)
      Fund (not adjusted for sales
        charge)(2)                           3.79%    4.65%     5.72%
      Fund (adjusted for maximum sales
        charge)(2)                          -1.21%    4.48%     5.72%
      Lehman Brothers Municipal Bond
        Index(3)                             5.87%    6.13%     6.97%

CLASS C SHARES                              1 Year   5 Year   Since Inception(4)
                                                                (March 1, 2002)
      Fund (not adjusted for sales
        charge)(2)                            N/A      N/A      3.77%
      Fund (adjusted for maximum sales
        charge)(2)                            N/A      N/A      1.77%
      Lehman Brothers Municipal Bond
        Index(3)                              N/A      N/A      4.69%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. It is unmanaged and assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark.

(4) Since inception returns for Class C shares are not annualized.

(5) A portion of the Fund's income may be subject to some state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors. Tax-equivalent SEC yield is based on a 39.1% federal tax bracket, 9.3% state tax bracket, and federal deduction of state taxes paid.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENT ADVISORY INC.

Mr. Piraro has had primary portfolio management responsibility for the California Municipal Fund since May 1992. He joined Van Kampen Investment Advisory Inc. in 1992 and serves as both Vice President and Portfolio Manager. Mr. Piraro has investment experience dating back to 1971. He received his B.S. in Marketing and Finance from DePaul University.

PERFORMANCE REVIEW

The WM CALIFORNIA MUNICIPAL FUND posted a total return of 4.57% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2002. The Fund`s long-term results have also been very favorable, with an average annual return of 6.51% for the past ten years (Class A shares not adjusted for sales charge). As of October 31, 2002, the Fund's 30-day SEC yield was 3.83% for Class A shares, 3.26% for Class B shares, and 3.20% for Class C shares. On a tax-equivalent basis, the yield was 6.93% for Class A shares, 5.89% for Class B shares, and 5.78% for Class C shares.(5)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The municipal bond market achieved remarkable levels of issuance against this year's recessionary economic backdrop. The first six months of the fiscal year saw investors wavering between expectations of economic recovery and continued economic malaise. The Federal Reserve attempted to stimulate the flagging economy by lowering the federal funds target interest rate in November and December of 2001. With short-term rates at extraordinary lows, the economy appeared to be moving gradually into recovery.

Optimism in the economy crumbled in the second half of the period. The economic indicators that had been giving mixed-to-positive signals moved into negative territory in April and closed the period weaker than expected. These factors, combined with corporate mismanagement and geopolitical concerns, led to a marked deterioration in investor sentiment. This environment helped to push municipal bond yields to levels not seen since the mid-1960s and to drive very strong performance during the second half of the period. Municipalities also moved aggressively to lock in lower financing rates by issuing new debt and refinancing outstanding bonds issued during periods of higher rates. We expect the 2002 calendar year to close with record levels of issuance. Faltering investor sentiment also prolonged the bear market in equities. While this has been a painful time for equity investors, it has been a boon for municipal bond funds.

This is not to say that the bond market was entirely immune to the bad news that drove equity markets down. Much of that news centered on corporate governance scandals and the faltering economy. These factors also undermined the corporate-backed segments of the municipal market and led to general underperformance by lower-rated bonds relative to AAA-rated issues.(6)

The period saw two divergent pictures of performance from intermediate and long-maturity municipal bonds. During the first six months of the period, expectations of an economic recovery created inevitable fears of rising interest rates. As a result, the short-to-intermediate portion of the curve achieved the best performance for that interval. The long end of the curve rallied sharply in the second half of the period, however, after hopes for a quick recovery vanished. Even with this rally, intermediate bonds outperformed long-term bonds for the entire period.

Our primary strategy during the period was to realign the portfolio to benefit from a changing interest rate environment. One of the main ways we accomplished this was by focusing purchases on the longer intermediate-term securities. Our quantitative analysis indicated that this area offered the most attractive total return potential for the Fund. The bonds purchased during the period had maturities in the 18- to 20-year range.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Through October 2002, approximately 65% of new California issues were insured bonds. The portfolio saw an increase in AAA-rated holdings from 59% to 69%.6 We continue to maintain a high percentage of these holdings for value and liquidity reasons. The Fund's AA-rated issues decreased from 15% to 9%, and its non-rated issues decreased from 12% to 9%.(6) We also increased exposure to tax districts and public building sectors. We continue to favor essential service sectors such as water and sewer, education, and transportation. We have no plans to increase health care holdings as this sector is experiencing some challenging financial times.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We will continue to emphasize quality in the Fund's holdings. Although the California economy is stabilizing, we intend to focus on issues rated AA and higher.(6) We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

The outlook for the municipal market will be closely tied to the prospects of the U.S. economy. Economic activity is likely to pick up at some point, though it is difficult to say precisely when this will happen. With long-bond yields at 30-year lows, the likelihood of an impending turn in the cycle is greater now than previously anticipated. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise rates. We also expect equity market sentiment to remain a key driver of cash flows into the municipal market.

(6) Ratings are for portfolio holdings and are provided by Standard & Poor's Corporation (S&P). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/02.

                Portfolio Composition as of October 31, 2002(6)

               A                                   5%
               BBB                                 8%
               AA                                  9%
               Not Rated/Other                     9%
               AAA                                69%

-------------------------------------------------------------------------------
                                 CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
-------------------------------------------------------------------------------
Growth of a $10,000 Investment (Class A shares)(1)

                NAV               Sales             Index            Inflation
Inception
 4/4/94        10,000             9,550
Apr            10,172             9,714             10,000            10,000
               10,264             9,802             10,087            10,007
               10,226             9,766             10,025            10,041
               10,410             9,942             10,209            10,068
               10,443             9,973             10,245            10,108
               10,333             9,868             10,094            10,136
Oct 94         10,181             9,723              9,914            10,143
               10,039             9,587              9,735            10,156
               10,175             9,717              9,949            10,156
               10,468             9,997             10,234            10,197
               10,793            10,308             10,531            10,237
               10,911            10,420             10,653            10,271
Apr            10,913            10,422             10,665            10,305
               11,253            10,746             11,006            10,326
               11,117            10,617             10,910            10,346
               11,257            10,751             11,013            10,346
               11,430            10,916             11,153            10,373
               11,507            10,989             11,224            10,394
Oct 95         11,648            11,123             11,386            10,428
               11,800            11,269             11,575            10,421
               11,849            11,316             11,686            10,414
               11,960            11,421             11,775            10,475
               11,939            11,402             11,695            10,509
               11,775            11,245             11,546            10,563
Apr            11,754            11,225             11,513            10,604
               11,733            11,205             11,509            10,625
               11,812            11,280             11,634            10,631
               11,925            11,388             11,740            10,651
               11,937            11,400             11,738            10,671
               12,028            11,487             11,902            10,706
Oct 96         12,153            11,607             12,036            10,740
               12,359            11,803             12,257            10,760
               12,312            11,758             12,205            10,760
               12,348            11,792             12,228            10,795
               12,418            11,859             12,341            10,828
               12,291            11,738             12,177            10,855
Apr            12,350            11,795             12,279            10,868
               12,503            11,941             12,463            10,862
               12,634            12,065             12,597            10,875
               12,929            12,347             12,945            10,888
               12,836            12,258             12,824            10,909
               12,955            12,372             12,976            10,936
Oct 97         13,005            12,419             13,059            10,963
               13,054            12,467             13,136            10,957
               13,191            12,598             13,328            10,943
               13,302            12,703             13,466            10,964
               13,323            12,724             13,470            10,985
               13,277            12,679             13,482            11,006
Apr            13,216            12,621             13,421            11,026
               13,402            12,799             13,633            11,046
               13,426            12,822             13,686            11,059
               13,464            12,858             13,721            11,072
               13,676            13,061             13,933            11,085
               13,888            13,263             14,107            11,099
Oct 98         13,888            13,263             14,107            11,125
               13,899            13,274             14,157            11,125
               13,884            13,259             14,192            11,119
               14,034            13,403             14,361            11,145
               13,974            13,345             14,298            11,159
               13,995            13,365             14,318            11,192
Apr            14,002            13,372             14,354            11,274
               13,933            13,306             14,270            11,274
               13,746            13,128             14,065            11,274
               13,825            13,203             14,116            11,308
               13,809            13,188             14,003            11,335
               13,856            13,233             14,008            11,389
Oct 99         13,735            13,116             13,857            11,410
               13,862            13,238             14,004            11,417
               13,769            13,150             13,899            11,417
               13,765            13,146             13,839            11,444
               13,892            13,267             14,000            11,511
               14,104            13,470             14,306            11,606
Apr            14,044            13,412             14,222            11,613
               14,013            13,382             14,148            11,620
               14,337            13,691             14,523            11,687
               14,511            13,858             14,725            11,707
               14,728            14,065             14,951            11,721
               14,653            13,993             14,874            11,782
Oct 00         14,746            14,083             15,036            11,802
               14,813            14,146             15,150            11,809
               15,070            14,392             15,524            11,802
               15,280            14,592             15,678            11,876
               15,286            14,598             15,728            11,924
               15,353            14,662             15,870            11,951
Apr            15,149            14,467             15,698            11,999
               15,319            14,629             15,868            12,053
               15,429            14,735             15,974            12,074
               15,614            14,912             16,210            12,040
               15,914            15,198             16,478            12,040
               15,922            15,205             16,422            12,094
Oct 01         16,076            15,353             16,609            12,053
               15,935            15,218             16,470            12,032
               15,795            15,084             16,313            11,986
               16,052            15,330             16,595            12,013
               16,230            15,500             16,796            12,061
               15,877            15,162             16,467            12,129
Apr            16,197            15,468             16,788            12,197
               16,354            15,618             16,890            12,197
               16,464            15,723             17,069            12,204
               16,694            15,943             17,290            12,217
               16,925            16,163             17,497            12,258
               17,321            16,541             17,880            12,285
Oct 02         16,896            16,136             17,584            12,315
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02

CLASS A SHARES                               1 Year   5 Year  Since Inception
                                                              (April 4, 1994)

      Fund (not adjusted for sales
        charge)(2)                            5.12%    5.38%       6.31%
      Fund (adjusted for maximum sales
        charge)(2)                            0.36%    4.42%       5.74%
      Lehman Brothers Municipal Bond
        Index(3)                              5.87%    6.13%       6.87%

CLASS B SHARES                               1 Year   5 Year  Since Inception
                                                               (July 1, 1994)

      Fund (not adjusted for sales
        charge)(2)                            4.32%    4.58%       5.41%
      Fund (adjusted for maximum sales
        charge)(2)                           -0.68%    4.41%       5.41%
      Lehman Brothers Municipal Bond
        Index(3)                              5.87%    6.13%       6.97%

CLASS C SHARES                               1 Year   5 Year  Since Inception(4)
                                                               (March 1, 2002)
      Fund (not adjusted for sales
        charge)(2)                             N/A      N/A        3.58%
      Fund (adjusted for maximum sales
        charge)(2)                             N/A      N/A        1.55%
      Lehman Brothers Municipal Bond
        Index(3)                               N/A      N/A        4.69%

(1) The performance of Class B shares and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(2) Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months. The returns shown for the Fund assume reinvestment of all dividends and distributions. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian not allowed its fees to be reduced by credits.

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. It is unmanaged and assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date, not from the inception date of the benchmark. However, the benchmark's performance for Class A shares is calculated as of 4/30/94.

(4) Since inception returns for Class C shares are not annualized.

(5) A portion of the Fund's income may be subject to some state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors. Tax-equivalent SEC yield is based on a 39.1% federal tax bracket, 9.3% state tax bracket, and federal deduction of state taxes paid.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance information provided for individual securities held within the Fund represents performance for the fiscal year ended October 31, 2002. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENT ADVISORY INC.

Mr. Piraro has had primary portfolio management responsibility for the California Insured Intermediate Municipal Fund since its inception in 1994. He joined Van Kampen Investment Advisory Inc. in 1992 and serves as both Vice President and Portfolio Manager. Mr. Piraro has investment experience dating back to 1971. He received his B.S. in Marketing and Finance from DePaul University.

PERFORMANCE REVIEW

The WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND(7) posted a total return of 5.12% (Class A shares not adjusted for sales charge) for the 12-month period ended October 31, 2002. The Fund's long-term results have also been very favorable, with an average annual return of 6.31% since its inception (Class A shares not adjusted for sales charge). As of October 31, 2002, the Fund's 30-day SEC yield was 2.77% for Class A shares, 2.12% for Class B shares, and 2.08% for Class C shares. On a tax-equivalent basis, the yield was 5.01% for Class A shares, 3.85% for Class B shares, and 3.76% for Class C shares.(5)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The municipal bond market achieved remarkable levels of issuance against this year's recessionary economic backdrop. The first six months of the fiscal year saw investors wavering between expectations of economic recovery and continued economic malaise. The Federal Reserve attempted to stimulate the flagging economy by lowering the federal funds target interest rate in November and December of 2001. With short-term rates at extra-ordinary lows, the economy appeared to be moving gradually into recovery.

Optimism in the economy crumbled in the second half of the period. The economic indicators that had been giving mixed-to-positive signals moved into negative territory in April and closed the period weaker than expected. These factors, in combination with corporate mismanagement and geopolitical concerns, led to a marked deterioration in investor sentiment. This environment helped to push municipal bond yields to levels not seen since the mid-1960s and to drive very strong performance during the second half of the period. Municipalities also moved aggressively to lock in lower financing rates by issuing new debt and refinancing outstanding bonds issued during periods of higher rates. We expect the 2002 calendar year to close with record levels of issuance. Faltering investor sentiment also prolonged the bear market in equities. While this has been a painful time for equity investors, it has been a boon for municipal bond funds.

This is not to say that the bond market was entirely immune to the bad news that drove equity markets down. Much of that news centered on corporate governance scandals and the faltering economy. These factors also undermined the corporate-backed segments of the municipal market and led to general underperformance by lower-rated bonds relative to AAA-rated issues.(6)

The period saw two divergent pictures of performance from intermediate and long-maturity municipal bonds. During the first six months of the period, expectations of an economic recovery created inevitable fears of rising interest rates. As a result, the short-to-intermediate portion of the curve achieved the best performance for that interval. The long end of the curve rallied sharply in the second half of the period, however, after hopes for a quick recovery vanished. Even with this rally, intermediate bonds outperformed long-term bonds for the entire period.

Our primary strategy during the period was to realign the portfolio to benefit from a changing interest rate environment. One of the main ways we accomplished this was by focusing purchases on the intermediate part of the yield curve. Our quantitative analysis indicated that this area offered the most attractive total return potential. The bonds that we purchased during the period had maturities in the 12- to 15-year range.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Through October 2002, approximately 65% of new issues in California were insured bonds. The portfolio experienced a modest increase in AAA-rated holdings from 92% to 93%.(6) We also increased general purpose holdings from 13% to 18%, public building issues from 7% to 13%, and wholesale electric issues from 0% to 4%. Conversely, public education holdings declined from 12% to 8%, and health care holdings decreased from 6% to 2%. Also, retail gas and electric declined from 5% to 1%. We continue to favor essential service sectors such as water and sewer, transportation, and general purpose. We have no plans to increase health care holdings as this sector is experiencing some challenging financial times.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

In line with the Fund's objective, we will stay well over the requirement for investing at least 80% of Fund assets in insured securities.(7) Although the California economy is stabilizing, we believe insured securities will maintain their strong demand and potential for price appreciation. We plan to continue building on positions in the essential service sector, which should be strong in today's environment.

The outlook for the municipal market will be closely tied to the prospects of the U.S. economy. Economic activity is likely to pick up at some point, though it is difficult to say precisely when. With long-bond yields at 30-year lows, the likelihood of an impending turn in the cycle is greater now than previously anticipated. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise rates. We also expect equity market sentiment to remain a key driver of cash flows into the municipal market.

(6) Ratings are for portfolio holdings and are provided by Standard & Poor's Corporation (S&P). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 10/31/02.

(7) Insurance applies only to the timely repayment of principal and interest of the underlying securities and does not protect the market value of the Fund.

                 Porfolio Composition as of October 31, 2002(6)

                    A                                   1%
                    Not Rated                           1%
                    AA                                  2%
                    BBB                                 3%
                    AAA                                93%

STATEMENTS OF ASSETS AND LIABILITIES

WM GROUP OF FUNDS

OCTOBER 31, 2002

                                                EQUITY         GROWTH &        WEST COAST                  MID CAP       SMALL CAP
                                                INCOME          INCOME           EQUITY        GROWTH       STOCK          STOCK
                                                 FUND            FUND             FUND          FUND         FUND           FUND
ASSETS:
Investments, at value (a) ...............   $633,890,329   $1,267,131,668    $674,434,130  $584,452,920  $273,338,385  $179,751,798
Cash ....................................             33              590             729        61,843       451,170       486,112
Cash held as collateral for
 securities loaned ......................     25,531,316       56,840,800      13,323,200     3,575,250     5,220,500    15,175,251
Unrealized appreciation of forward
  foreign currency contracts ............         --               --              --            74,194        --             --
Dividends and/or interest receivable ....      2,144,584        1,498,601         104,148       236,585       309,278        41,414
Receivable for Fund shares sold .........      1,471,271        1,368,036       1,498,764       284,899       326,747       136,816
Receivable for investment securities sold         --            4,210,663         797,441     3,441,266        --         1,521,042
Prepaid expenses and other receivables ..          1,554            5,840           2,718       186,357           647         1,146
                                            ------------   --------------    ------------  ------------  ------------  ------------
     Total Assets .......................    663,039,087    1,331,056,198     690,161,130   592,313,314   279,646,727   197,113,579
                                            ------------   --------------    ------------  ------------  ------------  ------------
LIABILITIES:
Payable upon return of securities loaned      25,531,316       56,840,800      13,323,200     3,575,250     5,220,500    15,175,251
Unrealized depreciation of forward
  foreign currency contracts ............         --               --              --           268,774        --            --
Payable for Fund shares redeemed ........        678,792          939,811       1,010,902       788,232        47,215       163,314
Payable for when-issued securities ......         --               --              --            --            --            --
Payable for investment securities
  purchased                                    3,160,715        2,242,486         606,404     6,327,920     1,170,418       581,045
Investment advisory fee payable .........        287,029          541,134         325,374       406,774       169,085       118,954
Shareholder servicing and
  distribution fees payable .............        110,289          198,699         161,107       126,262        16,823        19,761
Transfer agent fees payable .............         43,210           89,073          79,094       116,370         9,014        31,512
Variation margin ........................         --               --              --            --            --            --
Dividends payable .......................         --               --              --            --            --            --
Accrued printing and postage expenses ...         87,921          186,545         176,196       277,296        24,682        73,727
Accrued expenses and other payables .....         88,734          129,273          80,561        76,313        48,099        39,344
                                            ------------   --------------    ------------  ------------  ------------  ------------
     Total Liabilities ..................     29,988,006       61,167,821      15,762,838    11,963,191     6,705,836    16,202,908
                                            ------------   --------------    ------------  ------------  ------------  ------------
NET ASSETS ..............................   $633,051,081   $1,269,888,377    $674,398,292  $580,350,123  $272,940,891  $180,910,671
                                            ============   ==============    ============  ============  ============  ============
(a) Investments, at cost ................   $698,347,818   $1,309,434,125    $683,324,544  $666,692,147  $251,353,092  $366,520,393
                                            ============   ==============    ============  ============  ============  ============

                                                See Notes to Financial Statements.


                                                                                                                       CALIFORNIA
                                                 U.S.                                                                    INSURED
         INTERNATIONAL      SHORT TERM       GOVERNMENT                        HIGH      TAX-EXEMPT        CALIFORNIA  INTERMEDIATE
            GROWTH            INCOME         SECURITIES         INCOME         YIELD        BOND           MUNICIPAL     MUNICIPAL
             FUND              FUND             FUND             FUND          FUND         FUND             FUND          FUND
         -------------      ----------       ----------         ------         -----     ----------       -----------   -----------

         $210,510,206       $149,594,696    $837,421,680     $759,144,755    $298,167,524  $262,744,371  $586,983,953  $157,731,665
                  460                737             712           56,672             384        94,559        74,453       143,544
            5,212,645         24,305,654     104,624,017       81,934,392      52,446,550        --            --             --

              516,236              --             --               --              --            --            --             --
              357,323          2,235,509       5,124,966       10,939,225       5,898,096     3,612,655     7,516,194     1,930,074
              142,821            713,906       5,491,377        3,820,204       1,122,660       470,546     1,665,704     2,142,620
              840,113          1,001,075           4,857          315,007         630,014     1,708,273     5,025,378         --
                  960                574           2,054            1,888             781           991         1,913           319
         ------------       ------------    ------------     ------------    ------------  ------------  ------------  ------------
          217,580,764        177,852,151     952,669,663      856,212,143     358,266,009   268,631,395   601,267,595   161,948,222
         ------------       ------------    ------------     ------------    ------------  ------------  ------------  ------------

            5,212,645         24,305,654     104,624,017       81,934,392      52,446,550        --            --             --

               82,425             --              --               --              --            --            --             --
              244,965          5,643,700       1,632,577          854,380         210,379     1,025,055       706,609       825,633
               --                 --              --               --              --         3,583,797    10,570,848     6,498,033
              307,363             --              --            4,509,917          --            --            --             --
              385,609             68,911         354,354          317,399         153,377       111,208       251,539        19,804

                8,407             29,969         272,724          149,420          40,967        88,178       319,025        92,613
               10,925              3,562          30,600           23,845           4,416        10,928        17,287         3,439
               --                 26,563          --               --              --            78,438       265,362        81,782
               --                 41,492         382,808          504,304         280,627       290,345       613,982        86,338
               25,291             15,281          71,770           51,832          14,619        23,354        40,602        11,317
               63,356             36,264          92,995           82,803          53,931        44,044        60,208        34,365
         ------------       ------------    ------------     ------------    ------------  ------------  ------------   -----------
            6,340,986         30,171,396     107,461,845       88,428,292      53,204,866     5,255,347    12,845,462     7,653,324
         ------------       ------------    ------------     ------------    ------------  ------------  ------------   -----------
         $211,239,778       $147,680,755    $845,207,818     $767,783,851    $305,061,143  $263,376,048  $588,422,133  $154,294,898
         ============       ============    ============     ============    ============  ============  ============  ============
         $247,016,143       $147,142,541    $807,477,261     $759,791,223    $346,974,654  $241,217,834  $563,432,650  $152,300,518
         ============       ============    ============     ============    ============  ============  ============  ============

                                                See Notes to Financial Statements.

WM GROUP OF FUNDS

OCTOBER 31, 2002

                                               EQUITY         GROWTH &        WEST COAST                  MID CAP       SMALL CAP
                                               INCOME          INCOME           EQUITY        GROWTH       STOCK          STOCK
                                                FUND            FUND             FUND          FUND         FUND           FUND
                                              -------         --------        ----------      ------      -------       ---------
NET ASSETS consist of:
Undistributed net investment income ....   $  2,209,953   $   10,717,384    $     --     $     171,485  $    607,396  $     --
Accumulated net realized gain/(loss)
on investment transactions .............     (2,164,988)     (32,743,530)    (11,837,620) (405,191,068)   (4,246,570)  (28,849,591)
Net unrealized appreciation/
 (depreciation) of investments .........    (64,457,489)     (42,302,457)     (8,890,414)  (82,433,807)   21,985,293  (186,768,595)
Paid-in capital ........................    697,463,605    1,334,216,980     695,126,326 1,067,803,513   254,594,772   396,528,857
                                           ------------   --------------    ------------ -------------  ------------  -----------
        Total Net Assets. ..............   $633,051,081   $1,269,888,377    $674,398,292 $ 580,350,123  $272,940,891  $180,910,671
                                           ============   ==============    ============ =============  ============  ============
NET ASSETS:
Class A Shares .........................  $ 198,755,646   $  475,010,405    $375,820,512 $  94,847,619  $ 28,247,759  $ 42,983,780
                                           ============   ==============    ============ =============  ============  ============
Class B Shares .........................  $  82,329,916   $  123,422,658    $102,207,965 $ 128,007,499  $ 13,228,961  $ 14,238,341
                                           ============   ==============    ============ =============  ============  ============
Class C Shares .........................  $   1,780,164   $      264,141    $  1,340,580 $     198,685  $     54,693  $     68,644
                                           ============   ==============    ============ =============  ============  ============
Class I Shares .........................  $ 350,185,355   $  671,191,173    $195,029,235 $ 357,296,320  $231,409,478  $123,619,906
                                           ============   ==============    ============ =============  ============  ============
SHARES OUTSTANDING:
Class A Shares .........................     15,611,431       25,766,170      15,838,548     8,267,134     2,280,700     5,237,188
                                           ============   ==============    ============ =============  ============  ============
Class B Shares .........................      6,507,569        6,964,271       4,703,781    12,134,507     1,093,931     1,924,473
                                           ============   ==============    ============ =============  ============  ============
Class C Shares .........................        141,043           14,897          61,653        18,809         4,521         9,247
                                           ============   ==============    ============ =============  ============  ============
Class I Shares .........................     27,505,607       36,237,089       8,184,556    30,431,764    18,497,322    14,798,938
                                           ============   ==============    ============ =============  ============  ============
CLASS A SHARES:
Net asset value per share of beneficial
interest outstanding* ..................  $       12.73   $        18.44    $      23.73 $       11.47   $     12.39  $       8.21
                                           ============   ==============    ============ =============  ============  ============
Maximum sales charge . .................           5.50%            5.50%           5.50%         5.50%         5.50%         5.50%
                                           ============   ==============    ============ =============  ============  ============
Maximum offering price per share of
 beneficial interest outstanding .......  $       13.47   $        19.51    $      25.11 $       12.14   $     13.11  $       8.69
                                           ============   ==============    ============ =============  ============  ============
CLASS B SHARES:
Net asset value and offering
 price per share of beneficial
 interest outstanding * ................  $       12.65   $        17.72    $      21.73 $       10.55   $     12.09  $       7.40
                                           ============   ==============    ============ =============  ============  ============
CLASS C SHARES:
Net asset value per share of
 beneficial interest outstanding * .....  $       12.62   $       17.73     $      21.74 $       10.56   $     12.10  $       7.42
                                           ============   ==============    ============ =============  ============  ============
Maximum sales charge                               1.00%            1.00%           1.00%         1.00%         1.00%         1.00%
                                           ============   ==============    ============ =============  ============  ============
Maximum offering price per share
 of beneficial interest outstanding ....  $       12.75   $        17.91    $      21.96 $       10.67   $     12.22  $       7.49
                                           ============   ==============    ============ =============  ============  ============
CLASS I SHARES:
Net asset value, offering and
  redemption price per share of
  beneficial interest outstanding ......  $       12.73   $        18.52    $      23.83 $       11.74   $     12.51  $       8.35
                                           ============   ==============    ============ =============  ============  ============
-----------------------------
*  Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

                                                See Notes to Financial Statements.


                                                                                                                         CALIFORNIA
                                                 U.S.                                                                     INSURED
         INTERNATIONAL      SHORT TERM       GOVERNMENT                        HIGH      TAX-EXEMPT       CALIFORNIA    INTERMEDIATE
            GROWTH            INCOME         SECURITIES         INCOME         YIELD        BOND           MUNICIPAL      MUNICIPAL
             FUND              FUND             FUND             FUND          FUND         FUND             FUND           FUND
         -------------      ----------       ----------         ------         -----     ----------       -----------    -----------
         $  2,046,123       $     66,370   $    647,908     $    775,915    $      1,062  $     49,578  $     52,224   $     60,852

          (27,296,159)        (4,505,153)   (41,190,422)     (18,415,062)    (34,158,554)    2,373,311     4,066,720        848,037

          (36,064,477)         2,294,342     29,944,419         (646,468)    (48,807,692)   21,498,400    23,362,923      5,387,821
          272,554,291        149,825,196    855,805,913      786,069,466     388,026,327   239,454,759   560,940,266    147,998,188
         ------------       ------------    ------------     ------------    ------------  ------------  ------------  ------------
         $211,239,778       $147,680,755   $845,207,818     $767,783,851    $305,061,143  $263,376,048  $588,422,133  $ 154,294,898
         ============       ============   ============     ============    ============  ============  ============  =============


         $ 21,317,130       $ 28,105,896   $196,222,189     $130,512,309    $ 13,563,495  $213,673,040  $286,095,224  $  57,101,664
         ============       ============   ============     ============    ============  ============  ============  =============
         $  4,732,399       $ 24,621,142   $271,440,317     $142,185,872    $ 44,004,491  $ 47,308,198  $295,662,398  $  89,240,489
         ============       ============   ============     ============    ============  ============  ============  =============
         $     53,216       $  5,743,241   $ 11,633,614     $  7,709,994    $  2,556,255  $  2,394,810  $  6,664,511  $   7,952,745
         ============       ============   ============     ============    ============  ============  ============  =============
         $185,137,033       $ 89,210,476   $365,911,698     $487,375,676    $244,936,902        --            --              --
         ============       ============   ============     ============    ============  ============  ============  =============

            3,154,027         11,987,912     17,536,500       14,476,703       2,044,484    26,862,823    25,214,880      5,151,336
         ============       ============   ============     ============    ============  ============  ============  =============
              727,083         10,501,572     24,274,987       15,723,387       6,602,714     5,947,221    26,057,385      8,050,847
         ============       ============   ============     ============    ============  ============  ============  =============
                8,151          2,449,645      1,040,598          852,697         383,505       301,072       587,353        717,492
         ============       ============   ============     ============    ============  ============  ============  =============
           27,231,262         38,050,639     32,692,772       53,951,779      36,982,785        --            --               --
         ============       ============   ============     ============    ============  ============  ============  =============


         $       6.76       $       2.34   $      11.19     $       9.02    $       6.63  $      7.95   $      11.35  $       11.08
         ============       ============   ============     ============    ============  ============  ============  =============
                5.50%              3.50%          4.50%            4.50%           4.50%         4.50%         4.50%          4.50%
         ============       ============   ============     ============    ============  ============  ============  =============
         $       7.15       $       2.42   $      11.72     $       9.45    $       6.94  $       8.32  $      11.88  $       11.60
         ============       ============   ============     ============    ============  ============  ============  =============



         $       6.51       $       2.34   $      11.18     $       9.04    $       6.66  $       7.95  $      11.35  $       11.08
         ============       ============   ============     ============    ============  ============  ============  =============


         $       6.53       $       2.34   $      11.18     $       9.04    $       6.67  $       7.95  $      11.35  $       11.08
         ============       ============   ============     ============    ============  ============  ============  =============
                1.00%              1.00%          1.00%            1.00%           1.00%         1.00%         1.00%          1.00%
         ============       ============   ============     ============    ============  ============  ============  =============

         $       6.60       $       2.36   $      11.29     $       9.13    $       6.74  $       8.03  $      11.46  $       11.19
         ============       ============   ============     ============    ============  ============  ============  =============



         $       6.80       $       2.34   $      11.19     $       9.03    $       6.62        --            --              --
         ============       ============   ============     ============    ============  ============  ============  =============

                                                See Notes to Financial Statements.


STATEMENTS of OPERATIONS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2002

                                               EQUITY         GROWTH &        WEST COAST                   MID CAP       SMALL CAP
                                               INCOME          INCOME           EQUITY         GROWTH       STOCK          STOCK
                                                FUND            FUND             FUND           FUND         FUND           FUND
                                              -------         --------        ----------       ------      -------       ---------
INVESTMENT INCOME:
Dividends ..............................   $ 15,270,633    $  24,215,315    $  7,790,220   $  4,420,777  $  2,768,487  $    875,085
Interest ...............................      8,360,109        1,014,181         746,302      1,260,432       394,562        50,700
Foreign withholding taxes ..............        (72,954)        (208,161)         --            (62,015)       --            (8,751)
Securities lending income ..............         72,927           11,190          17,098         81,552        13,796       146,502
                                           ------------    -------------    ------------   ------------  ------------  ------------
     Total investment income ...........     23,630,715       25,032,525       8,553,620      5,700,746     3,176,845     1,063,536
                                           ------------    -------------    ------------   ------------  ------------  ------------
EXPENSES:
Investment advisory fee ................      3,487,589        7,566,028       4,454,952      5,128,571     2,078,637     1,879,642
Custodian fees .........................         35,625           76,463          45,464         88,081        16,750        20,070
Legal and audit fees ...................         44,380           66,270          49,797         82,196        35,809        33,979
Registration and filing fees ...........         38,987           45,132          83,749         47,285        41,103        49,483
Printing and postage expenses ..........        191,825          391,175         397,385        528,000        48,332       141,392
Other ..................................        222,949          494,216         303,652        329,713        80,691        92,961
Shareholder servicing and distribution fees:
     Class A Shares ....................        554,377        1,342,204       1,116,853        318,130        39,390       148,062
     Class B Shares ....................        851,473        1,674,047       1,217,142      1,836,882       134,101       250,926
     Class C Shares ....................          9,534            1,079           6,805            751           415           382
Transfer agent fees:
     Class A Shares ....................        183,882          522,037         448,204        518,642        26,478       251,655
     Class B Shares ....................        213,670          521,081         369,497        937,462        57,859       160,090
     Class C Shares ....................          1,574              255           1,761            266           170            94
                                           ------------    -------------    ------------   ------------  ------------  ------------
                   Total expenses ......      5,835,865       12,699,987       8,495,261      9,815,979     2,559,735     3,028,736
Fees waived by the investment advisor
  and/or transfer agent ................         --               --              --             --             --            --
Fees reduced by custodian credits ......           (402)             (63)         (1,343)        (3,414)          (41)       (1,431)
                                           ------------    -------------    ------------   ------------  ------------  ------------
           Net expenses ................      5,835,463       12,699,924       8,493,918      9,812,565     2,559,694     3,027,305
                                           ------------    -------------    ------------   ------------  ------------  ------------
NET INVESTMENT INCOME/(LOSS) ...........     17,795,252       12,332,601          59,702     (4,111,819)      617,151    (1,963,769)
                                           ------------    -------------    ------------   ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN/
(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on
  investment transactions ..............     (3,235,878)     (32,166,441)    (12,409,673)  (150,464,889)   (2,402,636)  (26,327,410)
Net increase from
  payments by a related party ..........         --               --              --          3,387,886        --             --
Net change in unrealized
  appreciation/(depreciation)
  of investments .......................   (100,836,906)    (213,211,961)   (111,615,987)   (26,851,806)  (14,761,671)  (61,873,664)
                                           ------------    -------------    ------------   ------------  ------------  ------------
Net realized and unrealized gain/(loss)
  on investments .......................   (104,072,784)    (245,378,402)   (124,025,660)  (173,928,809)  (17,164,307)  (88,201,074)
                                           ------------    -------------    ------------   ------------  ------------  ------------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...........................  $ (86,277,532)   $(233,045,801)  $(123,965,958) $(178,040,628) $(16,547,156) $(90,164,843)
                                          =============    =============   =============  =============  ============  ============

                                                See Notes to Financial Statements.

                                                                                                                        CALIFORNIA
                                                 U.S.                                                                    INSURED
         INTERNATIONAL      SHORT TERM       GOVERNMENT                        HIGH      TAX-EXEMPT       CALIFORNIA   INTERMEDIATE
            GROWTH            INCOME         SECURITIES         INCOME         YIELD        BOND           MUNICIPAL     MUNICIPAL
             FUND              FUND             FUND             FUND          FUND         FUND             FUND          FUND
         -------------      ----------       ----------         ------         -----     ----------       -----------   -----------
         $  3,092,330       $    --       $     --         $     230,208   $   1,968,196 $    --      $     --        $    --
              230,099          9,082,739     41,004,555       49,915,424      30,136,096    14,104,190    29,169,799      5,091,200
             (295,023)           --             --                --              --          --            --             --
              102,108             42,966        173,457          175,191         173,969      --            --             --
         ------------       ------------    -----------     ------------    ------------  ------------  ------------  ------------
            3,129,514          9,125,705     41,178,012       50,320,823      32,278,261    14,104,190    29,169,799      5,091,200
         ------------       ------------    -----------     ------------    ------------  ------------  ------------  ------------

            1,753,349            761,632      3,535,691        3,379,710       1,818,597     1,284,203     2,765,304        591,670
              211,812             14,156         63,065           43,010          30,086        15,098        27,046          7,304
               29,808             29,084         42,115           41,578          34,514        33,132        38,426         29,172
               44,936             44,890         61,176           50,345          42,777        45,588        28,969         29,243
               44,973             28,790        143,557          101,360          28,049        44,991        82,335         21,296
               68,048             54,045        238,894          199,654          86,073       110,449       188,530         45,487

               45,057             54,129        433,067          296,734          31,817       531,386       713,897        118,507
               66,108            120,498      1,746,679          980,575         411,635       451,698     2,652,366        686,291
                  209              9,155         25,023           20,976          11,072         8,265        22,657         23,018

               90,036             49,687        223,930          181,221          12,907       120,266       124,248         15,517
               47,749             18,720        170,298          109,009          40,672        20,489       100,142         28,242
                  101                604          1,272            1,099           1,164            99           441            721
         ------------       ------------    -----------     ------------    ------------  ------------  ------------  ------------
            2,402,186          1,185,390      6,684,767        5,405,271       2,549,363     2,665,664     6,744,361      1,596,468

               --                (35,472)        --               --             --             --            --           (226,944)
                 (140)              (130)        (1,263)            (955)           (971)       (2,607)      (11,217)        (5,224)
         ------------       ------------    -----------     ------------    ------------  ------------  ------------  ------------
            2,402,046          1,149,788      6,683,504        5,404,316       2,548,392     2,663,057     6,733,144      1,364,300
         ------------       ------------    -----------     ------------    ------------  ------------  ------------  ------------
              727,468          7,975,917     34,494,508       44,916,507      29,729,869    11,441,133    22,436,655      3,726,900
         ------------       ------------    -----------     ------------    ------------  ------------  ------------  ------------



          (15,074,146)        (1,258,838)     1,841,630       (3,029,819)    (16,272,123)    2,372,985     8,618,573        919,766

               --                --             --                --             --             --            --             --


           (9,475,235)        (2,355,096)     4,047,464      (15,640,058)    (18,544,515)   (1,504,270)   (8,062,810)       770,054
         ------------       ------------    -----------     ------------    ------------  ------------  ------------  ------------

          (24,549,381)        (3,613,934)     5,889,094      (18,669,877)    (34,816,638)      868,715       555,763      1,689,820
         ------------       ------------    -----------     ------------    ------------  ------------  ------------  ------------


        $ (23,821,913)      $  4,361,983   $ 40,383,602     $ 26,246,630    $ (5,086,769) $ 12,309,848  $ 22,992,418  $   5,416,720
        =============       ============   ============     ============    ============  ============  ============  =============

                                                See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2002

                                               EQUITY         GROWTH &        WEST COAST                  MID CAP       SMALL CAP
                                               INCOME          INCOME           EQUITY        GROWTH       STOCK          STOCK
                                                FUND            FUND             FUND          FUND         FUND           FUND
                                              -------         --------        ----------      ------      -------       ---------
Net investment income/(loss) ...........   $ 17,795,252   $   12,332,601    $     59,702  $ (4,111,819)  $   617,151  $ (1,963,769)
Net realized gain/(loss) on
  investment transactions ..............     (3,235,878)     (32,166,441)    (12,409,673) (150,464,889)   (2,402,636)  (26,327,410)
Net increase from payments
  by a related party ...................         --               --              --         3,387,886        --            --
Net change in unrealized appreciation/
  (depreciation) of investments ........   (100,836,906)    (213,211,961)   (111,615,987)  (26,851,806)  (14,761,671)  (61,873,664)
                                           ------------   --------------    ------------  ------------  ------------  ------------
Net increase/(decrease) in net assets
resulting from operations ..............    (86,277,532)    (233,045,801)   (123,965,958) (178,040,628)  (16,547,156)  (90,164,843)
 Distributions to shareholders from:
  Net investment income:
     Class A Shares ....................     (5,410,715)        (697,875)     (1,177,700)       --           --           --
     Class B Shares ....................     (1,384,529)          (6,169)         (2,896)       --           --           --
     Class C Shares ....................        (19,391)           --              --           --           --           --
     Class I Shares ....................     (9,061,157)      (1,824,626)     (1,122,522)       --          (397,973)     --
  Net realized gains on investments:
     Class A Shares ....................     (4,485,391)      (8,851,717)    (15,119,050)       --          (232,275)   (4,663,127)
     Class B Shares ....................     (1,483,636)      (3,027,861)     (4,225,635)       --          (398,885)   (2,251,033)
     Class I Shares ....................     (5,461,425)     (12,468,189)     (6,308,073)       --        (8,297,093)   (9,675,819)
  Net increase/(decrease) in net assets
    from Fund share transactions:
     Class A Shares ....................     22,372,717       16,629,208      35,943,997   (22,991,294)   25,381,584     5,233,867
     Class B Shares ....................     29,568,442      (29,887,599)     19,420,293   (41,118,513)    4,605,860    (2,318,753)
     Class C Shares ....................      2,168,435          306,776       1,683,187       226,668        67,712       107,023
     Class I Shares ....................    160,078,800       27,738,336      56,099,629   246,627,300    32,271,903    54,573,534
     Redemption fees                             --               --              --            --            --             --
                                           ------------   --------------    ------------  ------------  ------------  ------------
Net increase/(decrease) in net assets ..    100,604,618     (245,135,517)    (38,774,728)    4,703,533    36,453,677   (49,159,151)
NET ASSETS:
Beginning of year ......................    532,446,463    1,515,023,894     713,173,020   575,646,590   236,487,214   230,069,822
                                           ------------   --------------    ------------  ------------  ------------  ------------
End of year ............................   $633,051,081   $1,269,888,377    $674,398,292  $580,350,123  $272,940,891  $180,910,671
                                           ============   ==============    ============  ============  ============  ============
Undistributed net investment income
  at end of year .......................   $  2,209,953   $   10,717,384    $     --      $    171,485  $    607,396  $      --
                                           ============   ==============    ============  ============  ============  ============

                                                See Notes to Financial Statements.

                                                                                                                       CALIFORNIA
                                                                                                                         INSURED
                                                 U.S.                          HIGH      TAX-EXEMPT        CALIFORNIA INTERMEDIATE
        INTERNATIONAL       SHORT TERM       GOVERNMENT         INCOME         YIELD        BOND           MUNICIPAL    MUNICIPAL
        GROWTH FUND        INCOME FUND    SECURITIES FUND        FUND          FUND         FUND             FUND         FUND
         -------------      ----------       ----------         ------         -----     ----------       -----------  -----------
         $    727,468       $  7,975,917   $ 34,494,508     $ 44,916,507    $ 29,729,869  $ 11,441,133  $ 22,436,655  $  3,726,900

          (15,074,146)        (1,258,838)     1,841,630       (3,029,819)    (16,272,123)    2,372,985     8,618,573       919,766

               --                 --             --               --              --            --            --             --

           (9,475,235)        (2,355,096)     4,047,464      (15,640,058)    (18,544,515)   (1,504,270)   (8,062,810)      770,054
         ------------       ------------   ------------     ------------    ------------  ------------  ------------  ------------

          (23,821,913)         4,361,983     40,383,602       26,246,630      (5,086,769)   12,309,848    22,992,418     5,416,720


             (170,970)        (1,101,248)    (9,231,192)      (8,125,707)     (1,392,925)   (9,579,088)  (12,526,740)   (1,696,342)
              (12,443)          (516,826)    (7,925,972)      (5,952,703)     (4,213,906)   (1,696,175)   (9,589,166)   (1,928,497)
                 (103)           (36,227)      (104,942)        (122,534)       (108,943)      (28,681)      (75,003)      (58,977)
           (3,045,274)        (6,424,229)   (20,353,215)     (33,115,276)    (27,972,411)       --            --             --


               --                 --             --              --               --          (327,437)       --          (204,967)
               --                 --             --              --               --           (67,711)       --          (269,853)
               --                 --             --              --               --            --            --            --



            7,270,436          9,724,907     22,450,201       14,089,191       6,183,795    (6,692,583)   (5,115,663)   16,782,863
           (1,743,353)        18,332,176    142,262,185       72,825,350      13,701,855     3,231,998    57,411,305    36,827,997
               61,929          5,773,856     11,564,144        7,756,851       2,818,764     2,365,337     6,599,155     7,905,538
           83,905,785       (18,667,162)     62,305,101      113,203,391      75,320,471        --            --            --
              102,230            --              --               --              --            --            --            --
         ------------       ------------   ------------     ------------    ------------  ------------  ------------  ------------
           62,546,324         11,447,230    241,349,912      186,805,193      59,249,931      (484,492)   59,696,306    62,774,482

          148,693,454        136,233,525    603,857,906      580,978,658     245,811,212   263,860,540   528,725,827    91,520,416
         ------------       ------------   ------------     ------------    ------------  ------------  ------------  ------------
         $211,239,778       $147,680,755   $845,207,818     $767,783,851    $305,061,143  $263,376,048  $588,422,133  $154,294,898
         ============       ============   ============     ============    ============  ============  ============  ============



         $  2,046,123       $     66,370   $    647,908     $    775,915    $      1,062  $     49,578  $     52,224  $     60,852
         ============       ============   ============     ============    ============  ============  ============  ============

                                                See Notes to Financial Statements.

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2001

                                              EQUITY         GROWTH &        WEST COAST                    MID CAP       SMALL CAP
                                              INCOME          INCOME           EQUITY          GROWTH       STOCK          STOCK
                                               FUND            FUND             FUND            FUND         FUND           FUND
                                             -------         --------        ----------        ------      -------       ---------
Net investment income/(loss) ..........   $ 14,168,922   $    6,983,770    $  2,279,642  $   (4,687,340) $    525,319  $ (2,362,728)
                                          ------------   --------------    ------------  --------------  ------------  ------------
Net realized gain/(loss) on
investment transactions ...............     11,340,460       25,581,651      26,930,717    (244,656,762)    7,274,218    19,151,051
Net change in unrealized appreciation/
  (depreciation) of investments .......     (6,700,565)    (265,388,459)    (80,789,679)   (297,750,539)    6,895,290  (151,850,265)
                                          ------------   --------------    ------------  --------------  ------------  ------------
Net increase/(decrease) in net assets
  resulting from operations ...........     18,808,817     (232,823,038)    (51,579,320)   (547,094,641)   14,694,827  (135,061,942)
Distributions to shareholders from:
  Net investment income:
     Class A Shares ...................     (6,108,856)      (1,645,762)       (453,924)     (2,459,605)        --            --
     Class B Shares ...................     (1,247,638)           --              --           (856,275)        --            --
     Class I Shares ...................     (6,011,074)      (4,424,555)       (652,455)     (4,670,148)     (347,494)        --
  Net realized gains on investments:
     Class A Shares ...................    (13,756,024)     (28,243,935)    (61,651,639)    (42,339,774)      (12,521)  (16,106,051)
     Class B Shares ...................     (3,402,670)     (10,639,936)    (17,444,425)    (64,392,586)      (18,593)   (7,096,946)
     Class I Shares ...................     (7,171,309)     (31,908,067)    (21,574,782)    (50,397,294)     (658,961)  (19,257,208)
  Net increase/(decrease) in net assets
    from Fund share transactions:
     Class A Shares ...................     28,581,590       17,458,115      77,544,319       1,734,991     3,497,595       141,899
     Class B Shares ...................     24,126,556      (13,056,063)     20,266,190      17,579,704     6,337,143     3,635,420
     Class I Shares ...................    162,954,535      190,369,846      60,839,713      45,802,478    30,113,030    67,061,403
                                          ------------      -----------     -----------  --------------     ---------  ------------
Net increase/(decrease) in net assets .    196,773,927     (114,913,395)      5,293,677    (647,093,150)   53,605,026  (106,683,425)
NET ASSETS:
Beginning of year .....................    335,672,536    1,629,937,289     707,879,343   1,222,739,740   182,882,188   336,753,247
                                          ------------   --------------    ------------  --------------  ------------  ------------
End of year ...........................   $532,446,463   $1,515,023,894    $713,173,020  $  575,646,590  $236,487,214  $230,069,822
                                          ============   ==============    ============  ==============  ============  ============
Undistributed net investment income/
  (accumulated net investment loss)
  at end of year ......................   $  1,150,116   $      913,453    $  2,274,183  $     (270,230) $    388,218  $     --
                                          ============   ==============    ============  ==============  ============  ============

                                                See Notes to Financial Statements.

                                                                                                                         CALIFORNIA
                                               U.S.                                                                        INSURED
                                           GOVERNMENT                         HIGH       TAX-EXEMPT        CALIFORNIA   INTERMEDIATE
         INTERNATIONAL     SHORT TERM      SECURITIES          INCOME         YIELD         BOND            MUNICIPAL     MUNICIPAL
          GROWTH FUND     INCOME FUND          FUND             FUND          FUND          FUND              FUND          FUND
         -------------     ----------       ----------         ------         -----      ----------        -----------  -----------
        $     548,729     $   7,593,424  $  30,856,696    $  36,751,455   $  24,252,758  $  11,787,486  $  20,615,696   $ 2,628,476

           (8,797,383)          (25,676)     1,164,043        4,741,474     (10,758,075)     2,480,636      4,311,699       549,321

          (40,294,642)        6,064,464     31,125,452       19,956,794     (17,591,663)    10,531,983     18,048,728     2,734,709
        -------------     -------------  -------------    -------------   -------------  -------------  -------------   -----------

          (48,543,296)       13,632,212     63,146,191       61,449,723      (4,096,980)    24,800,105     42,976,123     5,912,506


              (17,334)       (1,081,039)    (9,947,890)      (9,138,268)       (901,418)   (10,408,907)   (12,853,813)   (1,323,518)
               (7,152)         (190,729)    (3,601,701)      (3,096,094)     (3,587,800)    (1,461,168)    (7,684,654)   (1,305,408)
             (102,880)       (6,313,055)   (17,307,105)     (24,870,107)    (21,639,531)        --             --            --

           (1,646,053)           --             --               --              --             --             --          (235,542)
             (757,067)           --             --               --              --             --             --          (287,950)
           (8,987,566)           --             --               --              --             --             --             --


           (7,174,792)       (2,228,444)    (5,025,109)     (16,945,010)      1,955,487      1,595,963     29,135,088     9,104,051
           (1,388,202)        2,941,393     68,252,151       30,657,601       7,110,129     15,693,026     68,126,293    14,314,033
           30,811,901        12,047,725     37,339,144       84,929,977      57,810,900         --             --             --
        -------------     -------------  -------------    -------------   -------------  ------------   ------------    -----------
          (37,812,441)       18,808,063    132,855,681      122,987,822      36,650,787     30,219,019    119,699,037    26,178,172

          186,505,895       117,425,462    471,002,225      457,990,836     209,160,425    233,641,521    409,026,790    65,342,244

        $ 148,693,454     $ 136,233,525  $ 603,857,906    $ 580,978,658   $ 245,811,212  $ 263,860,540  $ 528,725,827   $91,520,416
        =============     =============  =============    =============   =============  =============  =============   ===========


        $   2,270,436     $      70,415  $     623,549    $     919,002   $     797,459  $     101,534  $     (64,985)  $    36,530
        =============     =============  =============    =============   =============  =============  =============   ===========

                                                See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  CAPITAL STOCK ACTIVITY

WM GROUP OF FUNDS

                                                                                                        WEST COAST EQUITY
                                          EQUITY INCOME FUND            GROWTH & INCOME FUND                  FUND (a)
                                      --------------------------     --------------------------      ---------------------------
                                      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                        10/31/02       10/31/01       10/31/02        10/31/01         10/31/02         10/31/01
                                        --------       --------       --------        --------         --------         --------
AMOUNT
CLASS A:
Sold ..............................  $ 53,361,546    $ 39,667,069    $ 115,319,754    $  90,136,422    $ 87,170,821    $ 81,101,864
Issued as reinvestment of
  dividends .......................     9,388,317      18,890,840        9,270,125       29,086,542      15,956,585      60,924,268
Redeemed ..........................   (40,377,146)    (29,976,319)    (107,960,671)    (101,764,849)    (67,183,409)    (64,481,813)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase/(decrease) ...........  $ 22,372,717    $ 28,581,590    $  16,629,208    $  17,458,115    $ 35,943,997    $ 77,544,319
                                     ============    ============    =============    =============    ============    ============
CLASS B:
Sold ..............................  $ 55,360,071    $ 33,796,993    $  18,456,976    $  28,074,694    $ 48,734,157    $ 33,015,612
Issued as reinvestment of
  dividends .......................     2,784,067       4,557,276        2,981,841       10,462,761       4,129,318      17,178,930
Redeemed ..........................   (28,575,696)    (14,227,713)     (51,326,416)     (51,593,518)    (33,443,182)    (29,928,352)
                                                                                                                       ------------
Net increase/(decrease) ...........  $ 29,568,442    $ 24,126,556    $ (29,887,599)   $ (13,056,063)   $ 19,420,293    $ 20,266,190
                                     ============    ============    =============    =============    ============    ============
CLASS C:
Sold ..............................  $  2,982,226            --      $     321,234             --      $  1,860,648            --
Issued as reinvestment of
  dividends .......................        17,490            --               --               --              --              --
Redeemed ..........................      (831,281)           --            (14,458)            --          (177,461)           --
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase ......................  $  2,168,435            --      $     306,776             --      $  1,683,187            --
                                     ============    ============    =============    =============    ============    ============

CLASS I:
Sold ..............................  $155,552,718    $153,326,152    $ 163,737,521    $ 160,241,724    $ 50,593,034    $ 39,354,976
Issued as reinvestment of
  dividends .......................    14,522,582      13,182,383       14,292,815       36,332,622       7,430,595      22,227,237
Redeemed ..........................    (9,996,500)     (3,554,000)    (150,292,000)      (6,204,500)     (1,924,000)       (742,500)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase ......................  $160,078,800    $162,954,535    $  27,738,336    $ 190,369,846    $ 56,099,629    $ 60,839,713
                                     ============    ============    =============    =============    ============    ============
SHARES
CLASS A:
Sold ..............................     3,649,195       2,594,637        5,596,417        3,604,407       3,023,588       2,630,467
Issued as reinvestment of
  dividends .......................       633,032       1,298,120          398,260        1,186,347         518,191       2,049,639
Redeemed ..........................    (2,905,452)     (1,964,117)      (5,309,843)      (4,135,533)     (2,492,874)     (2,098,760)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase/(decrease) ...........     1,376,775       1,928,640          684,834          655,221       1,048,905       2,581,346
                                     ============    ============    =============    =============    ============    ============

CLASS B:
Sold ..............................     3,737,547       2,211,941          878,495        1,163,233       1,809,188       1,136,101
Issued as reinvestment of
  dividends .......................       188,350         315,006          131,998          436,676         145,400         620,402
Redeemed ..........................    (2,057,622)       (941,022)      (2,642,211)      (2,163,370)     (1,355,627)     (1,070,667)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase/(decrease) ...........     1,868,275       1,585,925       (1,631,718)        (563,461)        598,961         685,836
                                     ============    ============    =============    =============    ============    ============
CLASS C:
Sold ..............................       202,396            --             15,717             --            69,964            --
Issued as reinvestment of
  dividends .......................         1,262            --               --               --              --              --
Redeemed ..........................       (62,615)           --               (820)            --            (8,311)           --
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase ......................       141,043            --             14,897             --            61,653            --
                                     ============    ============    =============    =============    ============    ============


CLASS I:
Sold ..............................    10,296,562      10,148,723        8,138,909        6,422,535       1,947,752       1,263,835
Issued as reinvestment of
  dividends .......................       987,990         902,770          612,938        1,484,514         240,527         745,022
Redeemed ..........................      (778,162)       (239,254)      (6,845,722)        (278,559)        (84,179)        (27,107)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase ......................    10,506,390      10,812,239        1,906,125        7,628,490       2,104,100       1,981,750
                                     ============    ============    =============    =============    ============    ============

                                                    MID CAP                     SMALL CAP                  INTERNATIONAL
                 GROWTH FUND                     STOCK FUND                    STOCK FUND                   GROWTH FUND
        --------------------------      -------------------------      -------------------------       ------------------------
        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
         10/31/02       10/31/01        10/31/02        10/31/01        10/31/02        10/31/01        10/31/02        10/31/01
         --------       --------        --------        --------        --------        --------        --------        --------


      $ 17,590,516   $ 26,652,026     $ 29,821,711     $  5,042,947    $ 21,455,540    $ 40,148,218    $ 46,857,661    $296,697,110
              --       43,458,321          224,934           12,441       4,574,112      15,840,702         167,344       1,580,048
       (40,581,810)   (68,375,356)      (4,665,061)      (1,557,793)    (20,795,785)   $(55,847,021)    (39,754,569)   (305,451,950)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
      $(22,991,294)  $  1,734,991     $ 25,381,584     $  3,497,595    $  5,233,867    $    141,899    $  7,270,436    $ (7,174,792)
      ============   ============     ============     ============    ============    ============    ============    ============



      $ 11,992,979   $ 42,728,848     $  7,790,303     $  8,150,581    $  6,031,973    $  6,236,901    $    401,247    $    479,722
              --       63,652,245          394,086           18,570       2,062,715       6,956,134          12,312         756,739
       (53,111,492)   (88,801,389)      (3,578,529)      (1,832,008)    (10,413,441)     (9,557,615)     (2,156,912)     (2,624,663)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
      $(41,118,513)  $ 17,579,704     $  4,605,860     $  6,337,143    $ (2,318,753)   $  3,635,420    $ (1,743,353)   $ (1,388,202)
      ============   ============     ============     ============    ============    ============    ============    ============


      $    312,014           --       $     90,982             --      $    107,195            --      $     64,789            --
              --             --               --               --              --              --               103            --
           (85,346)          --            (23,270)            --              (172)           --            (2,963)           --
      ------------                    ------------                     ------------                    ------------
      $    226,668           --       $     67,712             --      $    107,023            --      $     61,929            --
      ============                    ============                     ============                    ============


      $258,201,800   $ 43,679,036     $ 42,954,837     $ 32,489,575    $ 45,854,715    $ 48,515,195    $ 89,934,511    $ 28,519,455
              --       55,067,442        8,695,066        1,006,455       9,675,819      19,257,208       3,045,274       9,090,446
       (11,574,500)   (52,944,000)     (19,378,000)      (3,383,000)       (957,000)       (711,000)     (9,074,000)     (6,798,000)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
      $246,627,300   $ 45,802,478     $ 32,271,903     $ 30,113,030    $ 54,573,534    $ 67,061,403    $ 83,905,785    $ 30,811,901
      ============   ============     ============     ============    ============    ============    ============    ============



         1,317,356      1,225,723        2,175,057          377,236       2,051,662       2,161,865       6,083,994      31,927,272
              --        1,663,579           16,430              992         306,802         769,713          21,838         154,452
        (3,024,246)    (3,341,304)        (367,448)        (116,441)     (1,992,525)     (3,019,653)     (5,137,374)    (32,539,442)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
        (1,706,890)      (452,002)       1,824,039          261,787         365,939         (88,075)        968,458        (457,718)
      ============   ============     ============     ============    ============    ============    ============    ============


           898,472      2,113,740          568,193          605,595         510,102         397,203          52,825          54,043
              --        2,620,324           29,235            1,490         152,144         366,112           1,837          76,054
        (4,345,770)    (4,809,421)        (274,915)        (137,721)     (1,092,905)       (590,175)       (303,868)       (300,761)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
        (3,447,298)       (75,357)         322,513          469,364        (430,659)        173,140        (249,206)       (170,664)
      ============   ============     ============     ============    ============    ============    ============    ============


            25,374           --              6,472             --             9,269            --             8,595            --
              --             --               --               --              --              --                16            --
            (6,565)          --             (1,951)            --               (22)           --              (460)           --
      ------------                    ------------                     ------------                    ------------
            18,809           --              4,521             --             9,247            --             8,151            --
      ============                    ============                     ============                    ============


        18,248,139      2,132,480        3,190,245        2,371,098       4,496,485       3,299,483      11,891,681       3,088,838
              --        2,077,136          630,576           80,545         641,657         931,650         388,308         886,008
          (969,606)    (3,065,163)      (1,516,745)        (259,304)       (126,267)        (50,072)     (1,292,205)       (929,717)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
        17,278,533      1,144,453        2,304,076        2,192,339       5,011,875       4,181,061      10,987,784       3,045,129
      ============   ============     ============     ============    ============    ============    ============    ============

--------------
(a) Formerly the Growth Fund of the Northwest.

                                                See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS  CAPITAL STOCK ACTIVITY (continued)

WM GROUP OF FUNDS

                                             SHORT TERM                   U.S. GOVERNMENT
                                            INCOME FUND                   SECURITIES FUND                     INCOME FUND
                                      --------------------------     --------------------------      ---------------------------
                                      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                        10/31/02       10/31/01       10/31/02        10/31/01         10/31/02         10/31/01
                                        --------       --------       --------        --------         --------         --------
AMOUNT
CLASS A:
Sold ..............................  $ 14,889,126    $  1,932,987    $  65,564,131    $ 172,088,638    $ 35,638,611    $ 19,542,131
Issued in exchange for Class A
  Shares of Florida Insured
  Municipal Fund ..................          --              --               --               --              --              --
Issued as reinvestment of
  dividends .......................       852,271         826,109        6,479,150        6,936,046       5,275,959       6,087,379
Redeemed ..........................    (6,016,490)     (4,987,540)     (49,593,080)    (184,049,793)    (26,825,379)    (42,574,520)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase/(decrease) ...........  $  9,724,907    $ (2,228,444)   $  22,450,201    $  (5,025,109)   $ 14,089,191    $(16,945,010)

CLASS B:
Sold ..............................  $ 22,423,572    $  4,070,698    $ 180,691,047    $  81,383,833    $ 95,785,438    $ 40,631,852
Issued in exchange for Class B
  Shares of Florida Insured
  Municipal Fund ..................          --              --               --               --              --              --
Issued as reinvestment of
  dividends .......................       438,968         160,702        6,358,034        2,899,525       3,670,484       1,967,437
Redeemed ..........................    (4,530,364)     (1,290,007)     (44,786,896)     (16,031,207)    (26,630,572)    (11,941,688)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase ......................  $ 18,332,176    $  2,941,393    $ 142,262,185    $  68,252,151    $ 72,825,350    $ 30,657,601
                                     ============    ============    =============    =============    ============    ============

CLASS C:
Sold ..............................  $  6,069,613            --      $  12,094,100             --      $  8,128,690            --
Issued as reinvestment of
  dividends .......................        28,307            --             87,894             --            86,418            --
Redeemed ..........................      (324,064)           --           (617,850)            --          (458,257)           --
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase ......................  $  5,773,856            --      $  11,564,144             --      $  7,756,851            --
                                     ============    ============    =============    =============    ============    ============

CLASS I:
Sold ..............................  $ 37,494,109    $ 15,022,670    $ 120,973,386    $  58,370,039    $175,984,615    $ 79,350,370
Issued as reinvestment of
  dividends .......................     6,424,229       6,313,055       20,353,215       17,307,105      33,115,276      24,870,107
Redeemed ..........................   (62,585,500)     (9,288,000)     (79,021,500)     (38,338,000)    (95,896,500)    (19,290,500)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase/(decrease) ...........  $(18,667,162)   $ 12,047,725    $  62,305,101    $  37,339,144    $113,203,391    $ 84,929,977
                                     ============    ============    =============    =============    ============    ============

SHARES
CLASS A:
Sold ..............................     6,307,318         819,978        5,912,163       15,887,348       3,917,227       2,120,848
Issued in exchange for Class A
  Shares of Florida Insured
  Municipal Fund ..................          --              --               --               --              --              --
Issued as reinvestment of dividends       360,973         351,097          587,237          638,082         579,303         667,209
Redeemed ..........................    (2,548,562)     (2,123,995)      (4,501,433)     (16,983,552)     (2,944,435)     (4,664,317)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase/(decrease) ...........     4,119,729        (952,920)       1,997,967         (458,122)      1,552,095      (1,876,260)
                                     ============    ============    =============    =============    ============    ============

CLASS B:
Sold ..............................     9,496,732       1,712,404       16,313,855        7,438,273      10,493,369       4,431,549
Issued in exchange for Class B
  Shares of Florida Insured
  Municipal Fund ..................          --              --               --               --              --              --
Issued as reinvestment of dividends       186,073          68,156          575,805          266,189         402,204         214,665
Redeemed ..........................    (1,922,636)       (548,797)      (4,064,112)      (1,479,623)     (2,921,068)     (1,307,011)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase ......................     7,760,169       1,231,763       12,825,548        6,224,839       7,974,505       3,339,203
                                     ============    ============    =============    =============    ============    ============

CLASS C:
Sold ..............................     2,575,299            --          1,088,068             --           893,585            --
Issued as reinvestment of
  dividends .......................        12,037            --              7,885             --             9,511            --
Redeemed ..........................      (137,691)           --            (55,355)            --           (50,399)           --
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase ......................     2,449,645            --          1,040,598             --           852,697            --
                                     ============    ============    =============    =============    ============    ============

CLASS I:
Sold ..............................    15,886,204       6,346,349       10,991,159        5,369,866      19,315,515       8,717,189
Issued as reinvestment of
  dividends .......................     2,720,169       2,680,702        1,844,184        1,590,293       3,629,864       2,717,869
Redeemed ..........................   (26,571,183)     (3,901,121)      (7,066,300)      (3,466,890)    (10,523,825)     (2,102,543)
                                     ------------    ------------    -------------    -------------    ------------    ------------
Net increase/(decrease) ...........    (7,964,810)      5,125,930        5,769,043        3,493,269      12,421,554       9,332,515
                                     ============    ============    =============    =============    ============    ============

                                                                            CALIFORNIA                     CALIFORNIA INSURED
            HIGH YIELD FUND               TAX-EXEMPT BOND FUND             MUNICIPAL FUND             INTERMEDIATE MUNICIPAL FUND
        --------------------------      -------------------------      -------------------------      --------------------------
        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
         10/31/02       10/31/01        10/31/02        10/31/01        10/31/02        10/31/01        10/31/02        10/31/01
         --------       --------        --------        --------        --------        --------        --------        --------


      $ 15,328,868   $  5,498,623     $ 19,237,007     $ 16,775,792    $ 46,521,657    $ 63,725,006    $ 30,316,417    $ 13,505,835


              --             --               --          8,123,898            --              --              --              --

           613,377        310,788        6,866,719        7,148,817       8,704,805       8,204,693       1,473,900       1,172,007
        (9,758,450)    (3,853,924)     (32,796,309)     (30,452,544)    (60,342,125)    (42,794,611)    (15,007,454)     (5,573,791)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
      $  6,183,795   $  1,955,487     $ (6,692,583)    $  1,595,963    $ (5,115,663)   $ 29,135,088    $ 16,782,863    $  9,104,051
      ============   ============     ============     ============    ============    ============    ============    ============


      $ 25,104,968   $ 14,979,312     $ 11,843,468     $ 15,382,839    $ 88,441,692    $ 83,400,021    $ 47,458,095    $ 18,973,977

              --             --               --          4,994,048            --              --              --              --

         1,711,545      1,466,545        1,131,982          929,895       7,084,580       5,054,455       1,696,630       1,222,281
       (13,114,658)    (9,335,728)      (9,743,452)      (5,613,756)    (38,114,967)    (20,328,183)    (12,326,728)     (5,882,225)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
      $ 13,701,855   $  7,110,129     $  3,231,998     $ 15,693,026    $ 57,411,305    $ 68,126,293    $ 36,827,997    $ 14,314,033
      ============   ============     ============     ============    ============    ============    ============    ============


      $  3,154,230           --       $  2,384,015             --      $  6,968,058            --      $  8,829,470            --

            59,738           --             25,986             --            61,579            --            49,963            --
          (395,204)          --            (44,664)            --          (430,482)           --          (973,895)           --
      ------------                    ------------                     ------------                    ------------
      $  2,818,764           --       $  2,365,337             --      $  6,599,155            --      $  7,905,538            --
      ============                    ============                     ============                    ============


      $ 83,275,560   $ 42,124,619             --               --              --              --              --              --
        27,972,411     21,639,531             --               --              --              --              --              --
       (35,927,500)    (5,953,250)            --               --              --              --              --              --
      ------------   ------------
      $ 75,320,471   $ 57,810,900             --               --              --              --              --              --
      ============   ============



         2,134,772        701,477        2,454,134        2,196,441       4,149,251       5,752,950       2,758,904       1,247,462

              --             --               --          1,078,362            --              --              --              --
            80,257         39,579          877,090          918,273         775,673         743,304         134,962         109,421
        (1,384,596)      (489,674)      (4,180,938)      (3,921,709)     (5,383,659)     (3,859,023)     (1,385,138)       (518,625)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
           830,433        251,382         (849,714)         271,367        (458,735)      2,637,231       1,508,728         838,258
      ============   ============     ============     ============    ============    ============    ============    ============


         3,493,853      1,874,956        1,505,576        1,996,050       7,878,763       7,518,763       4,327,891       1,752,069

              --             --               --            662,918            --              --              --              --
           219,287        185,998          144,570          119,292         631,064         457,689         155,576         114,244
        (1,845,525)    (1,177,925)      (1,245,394)        (721,373)     (3,404,740)     (1,838,171)     (1,125,084)       (548,224)
      ------------   ------------     ------------     ------------    ------------    ------------    ------------    ------------
         1,867,615        883,029          404,752        2,056,887       5,105,087       6,138,281       3,358,383       1,318,089
      ============   ============     ============     ============    ============    ============    ============    ============


           429,709           --            303,909             --           619,685            --           800,459            --
            12,613           --              2,644             --             5,410            --             4,495            --
           (58,817)          --             (5,481)            --           (37,742)           --           (87,462)           --
      ------------                    ------------                     ------------                    ------------
           383,505           --            301,072             --           587,353            --           717,492            --
      ============                    ============                     ============                    ============


        11,648,333      5,340,641             --               --              --              --              --              --
         3,625,776      2,762,689             --               --              --              --              --              --
        (5,403,397)      (807,619)            --               --              --              --              --              --
      ------------   ------------
         9,870,712      7,295,711             --               --              --              --              --              --
      ============   ============

                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                               --------------------------------------------   ------------------------------------------

                                                                              DIVIDENDS
                NET ASSET                        NET REALIZED                   FROM        DISTRIBUTIONS                  NET ASSET
                  VALUE,                        AND UNREALIZED   TOTAL FROM      NET            FROM                         VALUE,
               BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT    NET REALIZED        TOTAL        END OF
                 PERIOD         INCOME/(LOSS)    INVESTMENTS     OPERATIONS     INCOME      CAPITAL GAINS   DISTRIBUTIONS    PERIOD
                 ------         -------------    -----------     ----------     ------      -------------   -------------    ------
EQUITY INCOME FUND
CLASS A
10/31/02         $14.85            $0.40(6)(7)        $(1.85)(7)   $(1.45)      $(0.35)        $(0.32)         $(0.67)      $12.73
10/31/01          15.59             0.48(6)             0.37         0.85        (0.46)         (1.13)          (1.59)       14.85
10/31/00          14.60             0.49(6)             1.42         1.91        (0.48)         (0.44)          (0.92)       15.59
10/31/99          14.02             0.41                0.61         1.02        (0.40)         (0.04)          (0.44)       14.60
10/31/98          16.13             0.45(6)             0.21(8)      0.66        (0.45)         (2.32)          (2.77)       14.02
CLASS B
10/31/02          14.78             0.27(6)(7)         (1.85)(7)    (1.58)       (0.23)         (0.32)          (0.55)       12.65
10/31/01          15.52             0.35(6)             0.38         0.73        (0.34)         (1.13)          (1.47)       14.78
10/31/00          14.53             0.37(6)             1.42         1.79        (0.36)         (0.44)          (0.80)       15.52
10/31/99          13.96             0.27                0.63         0.90        (0.29)         (0.04)          (0.33)       14.53
10/31/98          16.10             0.33(6)             0.19(8)      0.52        (0.34)         (2.32)          (2.66)       13.96
CLASS C
10/31/02(3)       15.09             0.18(6)(7)         (2.43)(7)    (2.25)       (0.22)          --             (0.22)       12.62
CLASS I
10/31/02          14.85             0.45(6)(7)         (1.85)(7)    (1.40)       (0.40)         (0.32)          (0.72)       12.73
10/31/01          15.59             0.54(6)             0.35         0.89        (0.50)         (1.13)          (1.63)       14.85
10/31/00(4)       14.47             0.11(6)             1.13         1.24        (0.12)          --             (0.12)       15.59

GROWTH & INCOME FUND
CLASS A
10/31/02         $22.34            $0.17(6)           $(3.68)      $(3.51)      $(0.03)        $(0.36)         $(0.39)      $18.44
10/31/01          27.11             0.10               (3.63)       (3.53)       (0.07)         (1.17)          (1.24)       22.34
10/31/00          24.61             0.06                3.30         3.36        (0.03)         (0.83)          (0.86)       27.11
10/31/99          19.99             0.09(6)             4.62         4.71        (0.09)         (0.00)(9)       (0.09)       24.61
10/31/98          21.01             0.11(6)             1.43         1.54        (0.09)         (2.47)          (2.56)       19.99
CLASS B
10/31/02          21.67            (0.04)(6)           (3.55)       (3.59)       (0.00)(9)      (0.36)          (0.36)       17.72
10/31/01          26.49            (0.13)              (3.52)       (3.65)        --            (1.17)          (1.17)       21.67
10/31/00          24.24            (0.17)               3.25         3.08         --            (0.83)          (0.83)       26.49
10/31/99          19.77            (0.09)(6)            4.56         4.47         --             --              --          24.24
10/31/98          20.85            (0.07)(6)            1.46         1.39        (0.00)(9)      (2.47)          (2.47)       19.77
CLASS C
10/31/02(3)       21.36            (0.01)(6)           (3.62)       (3.63)        --             --              --          17.73
CLASS I
10/31/02(3)       22.39             0.24(6)            (3.70)       (3.46)       (0.05)         (0.36)          (0.41)       18.52
10/31/01          27.16             0.18               (3.64)       (3.46)       (0.14)         (1.17)          (1.31)       22.39
10/31/00          24.65             0.14                3.31         3.45        (0.11)         (0.83)          (0.94)       27.16
10/31/99          20.03             0.16(6)             4.61         4.77        (0.15)         (0.00)(9)       (0.15)       24.65
10/31/98(5)       21.42             0.11(6)            (1.43)(8)    (1.32)       (0.07)          --             (0.07)       20.03

                                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                  -----------------------------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                             EXPENSES TO AVERAGE
                                                                                                              NET ASSETS WITHOUT
                                                                                                            FEE WAIVERS, EXPENSES
                                                                                                            REIMBURSED AND/OR FEES
                   NET ASSETS,         RATIO OF                    RATIO OF NET                               REDUCED BY CREDITS
                  END OF PERIOD    OPERATING EXPENSES        INVESTMENT INCOME/(LOSS)      PORTFOLIO             ALLOWED BY THE
TOTAL RETURN(1)    (IN 000S)      TO AVERAGE NET ASSETS       TO AVERAGE NET ASSETS       TURNOVER RATE            CUSTODIAN(2)
---------------    ---------      ---------------------         ------------------       -------------            ------------
   (10.35)%        $198,756              0.97%                       2.77%(7)                 16%                     0.97%
     5.92%          211,445              0.96%                       3.17%                    17%                     0.97%
    13.73%          191,850              1.05%                       3.39%                    84%                     1.05%
     7.36%          241,746              1.05%                       2.61%                    45%                     1.05%
     4.03%          298,651              0.97%                       3.09%                    80%                     0.97%

   (11.20)%          82,330              1.88%                       1.86%(7)                 16%                     1.88%
     5.09%           68,549              1.81%                       2.32%                    17%                     1.82%
    12.84%           47,386              1.85%                       2.59%                    84%                     1.85%
     6.46%           75,485              1.84%                       1.82%                    45%                     1.84%
     3.12%           74,542              1.76%                       2.30%                    80%                     1.76%

   (15.07)%           1,780              1.80%(10)                   1.94%(7)(10)             16%                     1.80%(10)

   (10.04)%         350,185              0.63%                       3.11%(7)                 16%                     0.63%
     6.26%          252,453              0.64%                       3.49%                    17%                     0.65%
     8.63%           96,436              0.72%(10)                   3.72%(10)                84%                     0.72%(10)



   (16.10)%        $475,010              0.94%                       0.79%                    22%                     0.94%
   (13.40)%         560,226              0.92%                       0.40%                    35%                     0.92%
    13.95%          662,086              0.94%                       0.21%                    35%                     0.94%
    23.57%          705,835              1.00%                       0.37%                    47%                     1.00%
     7.38%          502,115              0.94%                       0.52%                    79%                     0.94%

   (16.94)%         123,423              1.91%                       (0.18)%                  22%                     1.91%
   (14.20)%         186,247              1.82%                       (0.50)%                  35%                     1.82%
    13.01%          242,611              1.78%                       (0.63)%                  35%                     1.78%
    22.61%          233,216              1.76%                       (0.39)%                  47%                     1.84%
     6.60%          117,063              1.79%                       (0.33)%                  79%                     1.79%

   (17.00)%             264              1.83%(10)                   (0.10)%(10)              22%                     1.83%(10)

   (15.84)%         671,191              0.60%                       1.13%                    22%                     0.60%
   (13.12)%         768,550              0.58%                       0.74%                    35%                     0.58%
    14.35%          725,241              0.60%                       0.55%                    35%                     0.60%
    23.87%          461,629              0.67%                       0.70%                    47%                     0.67%
    (6.18)%         185,528              0.62%(10)                   0.84%(10)                79%                     0.62%(10)


                                           See Notes to Financial Highlights on page 62.
                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                               --------------------------------------------   ------------------------------------------

                                              NET
                                            REALIZED
                                               AND                     DIVIDENDS
                NET ASSET       NET        UNREALIZED                   FROM     DISTRIBUTIONS                             NET ASSET
                  VALUE,     INVESTMENT    GAIN/(LOSS)  TOTAL FROM       NET          FROM      DISTRIBUTIONS                VALUE,
               BEGINNING OF   INCOME\         ON        INVESTMENT   INVESTMENT   NET REALIZED       FROM        TOTAL       END OF
                 PERIOD       (LOSS)      INVESTMENTS    OPERATIONS     INCOME     CAPITAL GAINS    CAPITAL   DISTRIBUTIONS  PERIOD
                 ------       ------      -----------    ----------     ------     -------------    -------   -------------  ------
WEST COAST EQUITY FUND
CLASS A
10/31/02         $28.89       $ 0.02(6)     $(4.09)       $(4.07)      $(0.07)        $(1.02)        $ --        $(1.09)     $23.73
10/31/01          36.23         0.11         (2.35)        (2.24)       (0.03)         (5.07)          --         (5.10)      28.89
10/31/00          32.04         0.10(6)       8.22          8.32         --            (4.13)          --         (4.13)      36.23
10/31/99          20.37        (0.05)        11.72         11.67         --             --             --          --         32.04
10/31/98          25.92        (0.02)(6)     (0.76)        (0.78)        --            (4.74)         (0.03)      (4.77)      20.37
CLASS B
10/31/02          26.71        (0.23)(6)     (3.73)        (3.96)       (0.00)(9)      (1.02)          --         (1.02)      21.73
10/31/01          34.12        (0.15)        (2.19)        (2.34)        --            (5.07)          --         (5.07)      26.71
10/31/00          30.63        (0.19)(6)      7.81          7.62         --            (4.13)          --         (4.13)      34.12
10/31/99          19.64        (0.25)        11.24         10.99         --             --             --          --         30.63
10/31/98          25.34        (0.20)(6)     (0.73)        (0.93)        --            (4.74)         (0.03)      (4.77)      19.64
CLASS C
10/31/02(3)       27.59        (0.14)(6)     (5.71)        (5.85)        --             --             --          --         21.74
CLASS I
10/31/02          29.00         0.12(6)      (4.10)        (3.98)       (0.17)         (1.02)          --         (1.19)      23.83
10/31/01          36.34         0.20         (2.34)        (2.14)       (0.13)         (5.07)          --         (5.20)      29.00
10/31/00          32.04         0.22(6)       8.21          8.43         --            (4.13)          --         (4.13)      36.34
10/31/99(11)      29.72         0.01          2.31          2.32         --             --             --          --         32.04
GROWTH FUND
CLASS A
10/31/02         $15.23       $(0.10)(6)    $(3.66)       $(3.76)      $ --           $ --           $ --        $ --        $11.47
10/31/01          32.78        (0.09)(6)    (13.13)       (13.22)       (0.20)         (4.13)          --         (4.33)      15.23
10/31/00          29.71        (0.14)(6)      7.04          6.90         --            (3.83)          --         (3.83)      32.78
10/31/99          17.64        (0.21)(6)     14.11         13.90         --            (1.83)          --         (1.83)      29.71
10/31/98(12)      18.46        (0.07)(6)     (0.75)        (0.82)                       --             --          --         17.64
06/30/98          14.90        (0.15)(6)      4.99          4.84         --            (1.28)          --         (1.28)      18.46
CLASS B
10/31/02          14.13        (0.21)(6)     (3.37)        (3.58)        --             --             --          --         10.55
10/31/01          30.78        (0.24)(6)    (12.24)       (12.48)       (0.04)         (4.13)          --         (4.17)      14.13
10/31/00          28.29        (0.38)(6)      6.70          6.32         --            (3.83)          --         (3.83)      30.78
10/31/99          16.99        (0.38)(6)     13.51         13.13         --            (1.83)          --         (1.83)      28.29
10/31/98(12)      17.82        (0.12)(6)     (0.71)        (0.83)                       --             --          --         16.99
06/30/98          14.53        (0.25)(6)      4.82          4.57         --            (1.28)          --         (1.28)      17.82
CLASS C
10/31/02(3)       13.48        (0.11)(6)     (2.81)        (2.92)        --             --             --          --         10.56
CLASS I
10/31/02          15.48        (0.01)(6)     (3.73)        (3.74)        --             --             --          --         11.74
10/31/01          33.23         0.02(6)     (13.31)       (13.29)       (0.33)         (4.13)          --         (4.46)      15.48
10/31/00          29.96         0.01(6)       7.09          7.10         --            (3.83)          --         (3.83)      33.23
10/31/99          17.76        (0.11)(6)     14.14         14.03         --            (1.83)          --         (1.83)      29.96
10/31/98(12)      18.56        (0.05)(6)     (0.75)        (0.80)        --             --             --          --         17.76
06/30/98          14.94        (0.10)(6)      5.00          4.90         --            (1.28)          --         (1.28)      18.56

                                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                  -----------------------------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                             EXPENSES TO AVERAGE
                                                                                                              NET ASSETS WITHOUT
                                                                                                            FEE WAIVERS, EXPENSES
                                                                                                            REIMBURSED AND/OR FEES
                   NET ASSETS,         RATIO OF                    RATIO OF NET                               REDUCED BY CREDITS
                  END OF PERIOD    OPERATING EXPENSES        INVESTMENT INCOME/(LOSS)      PORTFOLIO             ALLOWED BY THE
TOTAL RETURN(1)    (IN 000S)      TO AVERAGE NET ASSETS       TO AVERAGE NET ASSETS       TURNOVER RATE            CUSTODIAN(2)
---------------    ---------      ---------------------         ------------------       -------------            ------------

   (14.94)%        $375,821              1.05%                       0.07%                    16%                     1.05%
    (6.55)%         427,215              1.01%                       0.38%                    27%                     1.01%
    28.73%          442,253              1.02%                       0.27%                    42%                     1.02%
    57.29%          338,980              1.15%                       (0.21)%                  41%                     1.15%
    (4.81)%         243,126              1.10%                       (0.09)%                  39%                     1.10%

   (15.73)%         102,208              2.00%                       (0.88)%                  16%                     2.00%
    (7.40)%         109,655              1.89%                       (0.50)%                  27%                     1.89%
    27.67%          116,672              1.84%                       (0.55)%                  42%                     1.84%
    55.96%           77,658              1.99%                       (1.05)%                  41%                     1.99%
    (5.63)%          47,106              1.95%                       (0.94)%                  39%                     1.95%

   (21.20)%           1,341              1.96%(10)                   (0.84)%(10)              16%                     1.96%(10

   (14.65)%         195,029              0.70%                       0.42%                    16%                     0.70%
    (6.22)%         176,303              0.68%                       0.71%                    27%                     0.68%
    29.11%          148,954              0.70%                       0.59%                    42%                     0.70%
     7.81%            6,102              0.81%(10)                   0.13%(10)                41%                     0.81%(10)


   (24.69)%(13)    $ 94,848              1.69%                       (0.74)%                  170%                    1.69%
   (45.77)%         151,893              1.52%                       (0.43)%                  99%                     1.52%
    24.21%          341,777              1.30%                       (0.39)%                  92%                     1.36%
    84.96%          240,363              1.27%                       (0.84)%                  119%                    1.46%
    (4.44)%         104,775              1.69%(10)                   (1.21)%(10)              24%                     1.69%(10)
    35.43%          112,153              1.66%                       (0.91)%                  153%                    1.66%

   (25.34)%(13)     128,007              2.54%                       (1.59)%                  170%                    2.54%
   (46.19)%         220,108              2.31%                       (1.22)%                  99%                     2.31%
    23.28%          481,935              2.05%                       (1.14)%                  92%                     2.11%
    83.57%          226,507              2.03%                       (1.60)%                  119%                    2.25%
    (4.66)%          39,379              2.54%(10)                   (2.06)%(10)              24%                     2.54%(10)
    34.43%           38,390              2.46%                       (1.70)%                  153%                    2.46%

   (21.66)%(13)         199              2.38%(10)                   (1.43)%(10)              170%                    2.38%(10)

   (24.16)%(13)     357,296              1.03%                       (0.08)%                  170%                    1.03%
   (45.50)%         203,646              1.00%                       0.09%                    99%                     1.00%
    24.73%          399,028              0.90%                       0.01%                    92%                     0.96%
    85.13%          386,367              0.87%                       (0.44)%                  119%                    1.06%
    (4.31)%         119,351              1.26%(10)                   (0.78)%(10)              24%                     1.26%(10)
    35.75%          115,729              1.36%                       (0.61)%                  153%                    1.36%

                                           See Notes to Financial Highlights on page 62.
                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                    INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                               --------------------------------------------   ------------------------------------------

                                                                              DIVIDENDS
                NET ASSET                        NET REALIZED                   FROM        DISTRIBUTIONS                  NET ASSET
                  VALUE,                        AND UNREALIZED   TOTAL FROM      NET            FROM                         VALUE,
               BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT    NET REALIZED        TOTAL        END OF
                 PERIOD         INCOME/(LOSS)    INVESTMENTS     OPERATIONS     INCOME      CAPITAL GAINS   DISTRIBUTIONS    PERIOD
                 ------         -------------    -----------     ----------     ------      -------------   -------------    ------

MID CAP STOCK FUND
CLASS A
10/31/02         $13.50            $(0.01)(6)         $(0.60)      $(0.61)      $ --           $(0.50)         $(0.50)      $12.39
10/31/01          12.58            (0.03)(6)            1.00         0.97         --            (0.05)          (0.05)       13.50
10/31/00(14)      10.00            (0.02)(6)            2.60         2.58         --             --              --          12.58
CLASS B
10/31/02          13.31            (0.15)(6)           (0.57)       (0.72)        --            (0.50)          (0.50)       12.09
10/31/01          12.51            (0.15)(6)            1.00         0.85         --            (0.05)          (0.05)       13.31
10/31/00(14)      10.00            (0.08)(6)            2.59         2.51         --             --              --          12.51
CLASS C
10/31/02(3)       13.60            (0.10)(6)           (1.40)       (1.50)        --             --              --          12.10
CLASS I
10/31/02          13.59             0.04(6)            (0.60)       (0.56)       (0.02)         (0.50)          (0.52)       12.51
10/31/01          12.62             0.04(6)             1.00         1.04        (0.02)         (0.05)          (0.07)       13.59
10/31/00(14)      10.00             0.02(6)             2.60         2.62         --             --              --          12.62
SMALL CAP STOCK FUND
CLASS A
10/31/02         $13.60            $(0.14)(6)         $(4.28)      $(4.42)      $ --           $(0.97)         $(0.97)      $ 8.21
10/31/01          26.67            (0.20)              (9.56)       (9.76)        --            (3.31)          (3.31)       13.60
10/31/00          19.61            (0.27)(6)           10.01         9.74         --            (2.68)          (2.68)       26.67
10/31/99          16.25            (0.20)(6)            6.36         6.16         --            (2.80)          (2.80)       19.61
10/31/98(12)      19.49            (0.08)(6)           (3.16)       (3.24)        --             --              --          16.25
06/30/98          18.28            (0.22)(6)            2.50         2.28         --            (1.07)          (1.07)       19.49
CLASS B
10/31/02          12.46            (0.23)(6)           (3.86)       (4.09)        --            (0.97)          (0.97)        7.40
10/31/01          24.93            (0.32)              (8.84)       (9.16)        --            (3.31)          (3.31)       12.46
10/31/00          18.61            (0.47)(6)            9.47         9.00         --            (2.68)          (2.68)       24.93
10/31/99          15.67            (0.34)(6)            6.08         5.74         --            (2.80)          (2.80)       18.61
10/31/98(12)      18.86            (0.13)(6)           (3.06)       (3.19)        --             --              --          15.67
06/30/98          17.85            (0.36)(6)            2.44         2.08         --            (1.07)          (1.07)       18.86
CLASS C
10/31/02(3)       11.51            (0.10)(6)           (3.99)       (4.09)        --             --              --           7.42
Class I
10/31/02          13.74            (0.06)(6)           (4.36)       (4.42)        --            (0.97)          (0.97)        8.35
10/31/01          26.77            (0.06)              (9.66)       (9.72)        --            (3.31)          (3.31)       13.74
10/31/00(15)      24.98            (0.15)(6)            1.94         1.79         --             --              --          26.77

                                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                  -----------------------------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                             EXPENSES TO AVERAGE
                                                                                                              NET ASSETS WITHOUT
                                                                                                            FEE WAIVERS, EXPENSES
                                                                                                            REIMBURSED AND/OR FEES
                   NET ASSETS,         RATIO OF                    RATIO OF NET                               REDUCED BY CREDITS
                  END OF PERIOD    OPERATING EXPENSES        INVESTMENT INCOME/(LOSS)      PORTFOLIO             ALLOWED BY THE
TOTAL RETURN(1)    (IN 000S)      TO AVERAGE NET ASSETS       TO AVERAGE NET ASSETS       TURNOVER RATE            CUSTODIAN(2)
---------------    ---------      ---------------------         ------------------       -------------            ------------

    (4.86)%        $ 28,248              1.25%                       (0.10)%                  27%                     1.25%
     7.71%            6,165              1.36%                       (0.25)%                  33%                     1.36%
    25.80%            2,451              1.40%(10)                   (0.29)%(10)               9%                     1.40%(10)

    (5.79)%          13,229              2.26%                       (1.11)%                  27%                     2.26%
     6.79%           10,271              2.17%                       (1.06)%                  33%                     2.17%
    25.10%            3,778              2.16%(10)                   (1.05)%(10)               9%                     2.16%(10)

   (11.03)%              55              2.24%(10)                   (1.09)%(10)              27%                     2.24%(10)

    (4.44)%         231,409              0.83%                       0.32%                    27%                     0.83%
     8.29%          220,052              0.81%                       0.30%                    33%                     0.81%
    26.20%          176,653              0.88%(10)                   0.23%(10)                 9%                     0.88%(10)


   (35.71)%        $ 42,984              1.68%                       (1.20)%                  21%                     1.68%
   (40.84)%          66,262              1.52%                       (1.03)%                  46%                     1.52%
    53.57%          132,274              1.42%                       (0.96)%                  49%                     1.43%
    42.60%           92,130              1.78%                       (1.16)%                  45%                     1.94%
   (16.62)%          88,502              1.88%(10)                   (1.43)%(10)              20%                     1.89%(10)
    12.95%          118,473              1.66%                       (1.10)%                  112%                    1.66%

   (36.36)%          14,238              2.64%                       (2.16)%                  21%                     2.64%
   (41.35)%          29,346              2.42%                       (1.93)%                  46%                     2.42%
    52.34%           54,407              2.24%                       (1.78)%                  49%                     2.25%
    41.32%           28,969              2.70%                       (2.08)%                  45%                     2.86%
   (16.87)%          22,172              2.84%(10)                   (2.39)%(10)              20%                     2.85%(10)
    12.05%           28,540              2.47%                       (1.92)%                  112%                    2.47%

   (35.53)%              69              2.25%(10)                   (1.77)%(10)              21%                     2.25%(10)

   (35.32)%         123,620              1.00%                       (0.52)%                  21%                     1.00%
   (40.49)%         134,462              0.97%                       (0.48)%                  46%                     0.97%
     7.21%          150,073              0.98%(10)                   (0.52)%(10)              49%                     0.99%(10)

                                           See Notes to Financial Highlights on page 62.
                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                               --------------------------------------------   ------------------------------------------

                                              NET
                                            REALIZED
                                               AND                    DIVIDENDS
                NET ASSET       NET        UNREALIZED                  FROM      DISTRIBUTIONS
                  VALUE,     INVESTMENT    GAIN/(LOSS)  TOTAL FROM      NET           FROM      DISTRIBUTIONS
               BEGINNING OF   INCOME\         ON        INVESTMENT  INVESTMENT   NET REALIZED       FROM       TOTAL     REDEMPTION
                 PERIOD       (LOSS)      INVESTMENTS    OPERATIONS    INCOME     CAPITAL GAINS    CAPITAL  DISTRIBUTIONS   FEES
                 ------       ------      -----------    ----------    ------     -------------    -------   -------------  ------

INTERNATIONAL GROWTH FUND
CLASS A
10/31/02         $ 7.61       $(0.02)(6)    $(0.75)       $(0.77)      $(0.08)        $ --           $ --        $(0.08)   $ 0.00(9)
10/31/01          10.97        (0.02)        (2.67)        (2.69)       (0.01)         (0.66)          --         (0.67)     --
10/31/00          11.14        (0.03)(6)      0.00(9)      (0.03)       (0.14)         (0.00)(9)       --         (0.14)     --
10/31/99           8.86         0.01(6)       2.65          2.66        (0.27)         (0.11)          --         (0.38)     --
10/31/98(12)      10.20        (0.02)(6)     (1.32)        (1.34)        --             --             --          --        --
06/30/98          11.85         0.05(6)      (0.67)        (0.62)       (0.53)         (0.50)          --         (1.03)     --
CLASS B
10/31/02           7.35        (0.09)(6)     (0.73)        (0.82)       (0.02)          --             --         (0.02)     0.00(9)
10/31/01          10.70        (0.10)        (2.58)        (2.68)       (0.01)         (0.66)          --         (0.67)     --
10/31/00          10.87        (0.12)(6)      0.02         (0.10)       (0.07)         (0.00)(9)       --         (0.07)     --
10/31/99           8.72        (0.08)(6)      2.60          2.52        (0.26)         (0.11)          --         (0.37)     --
10/31/98(12)      10.07        (0.05)(6)     (1.30)        (1.35)        --             --             --          --        --
06/30/98          11.70        (0.04)(6)     (0.64)        (0.68)       (0.45)         (0.50)          --         (0.95)     --
CLASS C
10/31/02(3)        7.55        (0.05)(6)     (0.96)        (1.01)       (0.01)          --             --         (0.01)     0.00(9)
CLASS I
10/31/02           7.69         0.04(6)      (0.75)        (0.71)       (0.18)          --             --         (0.18)     0.00(9)
10/31/01          11.00         0.04         (2.68)        (2.64)       (0.01)         (0.66)          --         (0.67)     --
10/31/00          11.16         0.05(6)       0.00(9)       0.05        (0.21)         (0.00)(9)       --         (0.21)     --
10/31/99           8.83         0.07(6)       2.65          2.72        (0.28)         (0.11)          --         (0.39)     --
10/31/98(12)      10.16         0.00(6)(9)   (1.33)        (1.33)        --             --             --          --        --
06/30/98          11.82         0.09(6)      (0.69)        (0.60)       (0.56)         (0.50)          --         (1.06)     --
SHORT TERM INCOME FUND
CLASS A
10/31/02         $ 2.41       $ 0.12(7)     $(0.07)(7)    $ 0.05       $(0.12)        $ --           $ --        $(0.12)   $ --
10/31/01           2.29         0.13          0.12          0.25        (0.13)          --             --         (0.13)     --
10/31/00           2.29         0.13         (0.00)(9)      0.13        (0.13)          --             --         (0.13)     --
10/31/99           2.35         0.13(6)      (0.06)         0.07        (0.13)          --             --         (0.13)     --
10/31/98(12)       2.32         0.04          0.03          0.07        (0.04)          --             --         (0.04)     --
06/30/98           2.32         0.13          0.00(9)       0.13        (0.13)          --            (0.00)(9)   (0.13)     --
CLASS B
10/31/02           2.41         0.10(7)      (0.07)(7)      0.03        (0.10)          --             --         (0.10)     --
10/31/01           2.29         0.12          0.12          0.24        (0.12)          --             --         (0.12)     --
10/31/00           2.29         0.11         (0.00)(9)      0.11        (0.11)          --             --         (0.11)     --
10/31/99           2.35         0.10(6)      (0.06)         0.04        (0.10)          --             --         (0.10)     --
10/31/98(12)       2.32         0.04          0.03          0.07        (0.04)          --             --         (0.04)     --
06/30/98           2.32         0.12          0.00(9)       0.12        (0.12)          --            (0.00)(9)   (0.12)     --
CLASS C
10/31/02(3)        2.37         0.07(7)      (0.03)(7)      0.04        (0.07)          --             --         (0.07)     --
CLASS I
10/31/02           2.41         0.13(7)      (0.07)(7)      0.06        (0.13)          --             --         (0.13)     --
10/31/01           2.29         0.15          0.12          0.27        (0.15)          --             --         (0.15)     --
10/31/00           2.29         0.14         (0.00)(9)      0.14        (0.14)          --             --         (0.14)     --
10/31/99           2.35         0.13(6)      (0.06)         0.07        (0.13)          --             --         (0.13)     --
10/31/98(12)       2.32         0.04          0.03          0.07        (0.04)          --             --         (0.04)     --
06/30/98           2.32         0.14          0.00(9)       0.14        (0.14)          --            (0.00)(9)   (0.14)     --

                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                             ------------------------------------------------------------------------------------------------------

                                                                                                                RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                                NET ASSETS WITHOUT
                                                                                                              FEE WAIVERS, EXPENSES
NET ASSET                                                                                                     REIMBURSED AND/OR FEES
 VALUE,                      NET ASSETS,         RATIO OF                 RATIO OF NET                          REDUCED BY CREDITS
END OF                      END OF PERIOD    OPERATING EXPENSES     INVESTMENT INCOME/(LOSS)    PORTFOLIO          ALLOWED BY THE
PERIOD     TOTAL RETURN(1)   (IN 000S)      TO AVERAGE NET ASSETS    TO AVERAGE NET ASSETS     TURNOVER RATE         CUSTODIAN(2)
-------    ---------------   ---------      ---------------------      ------------------     -------------         ------------

$ 6.76         (10.36)%      $ 21,317              1.93%                    (0.20)%                 25%                 1.93%
  7.61         (25.99)%        16,636              1.93%                    (0.25)%                 27%                 1.93%
 10.97          (0.43)%        28,997              1.78%                    (0.25)%                 37%                 1.78%
 11.14          31.15%         28,618              1.88%                     0.13%                 164%                 1.89%
  8.86         (13.14)%        30,117              1.86%(10)                (0.50)%(10)             41%                 1.86%(10)
 10.20          (4.19)%        38,281              1.67%                     0.50%                 118%                 1.67%

  6.51         (11.23)%         4,732              2.91%                    (1.18)%                 25%                 2.91%
  7.35         (26.68)%         7,172              2.74%                    (1.06)%                 27%                 2.74%
 10.70          (1.03)%        12,272              2.48%                    (0.95)%                 37%                 2.48%
 10.87          29.87%         11,101              2.80%                    (0.79)%                164%                 2.81%
  8.72         (13.41)%         3,552              2.97%(10)                (1.61)%(10)             41%                 2.97%(10)
 10.07          (4.95)%         4,294              2.94%                    (0.35)%                118%                 2.94%

  6.53         (13.34)%            53              2.67%(10)                (0.94)%(10)             25%                 2.67%(10)

  6.80          (9.61)%       185,137              1.19%                     0.54%                  25%                 1.19%
  7.69         (25.53)%       124,886              1.18%                     0.50%                  27%                 1.18%
 11.00           0.26%        145,176              1.14%                     0.39%                  37%                 1.14%
 11.16          31.98%        163,610              1.28%                     0.73%                 164%                 1.29%
  8.83         (13.09)%        98,554              1.32%(10)                 0.04%(10)              41%                 1.32%(10)
 10.16          (3.98)%       108,521              1.36%                     0.81%                 118%                 1.36%


$ 2.34           2.18%       $ 28,106              0.96%                     5.03%(7)               28%                 1.09%
  2.41          11.31%         18,929              0.83%                     5.63%                  27%                 1.15%
  2.29          (5.70)%        20,224              0.99%                     5.55%                  14%                 1.29%
  2.29           2.84%         27,059              0.82%                     5.22%                  85%                 1.16%
  2.35           3.11%         32,748              0.82%(10)                 5.44%(10)              19%                 1.40%(10)
  2.32           5.91%         35,551              0.86%                     5.71%                 138%                 1.32%

  2.34           1.41%         24,621              1.71%                     4.28%(7)               28%                 1.77%
  2.41          10.52%          6,595              1.54%                     4.92%                  27%                 1.86%
  2.29           5.12%          3,461              1.55%                     4.99%                  14%                 1.85%
  2.29           1.79%          4,597              1.60%                     4.44%                  85%                 1.94%
  2.35           2.85%          3,747              1.57%(10)                 4.69%(10)              19%                 2.18%(10)
  2.32           5.13%          3,459              1.61%                     4.96%                 138%                 2.07%

  2.34           1.61%          5,743              1.68%(10)                 4.31%(7)(10)           28%                 1.68%(10)

  2.34           2.53%         89,210              0.61%                     5.38%(7)               28%                 0.61%
  2.41          11.93%        110,710              0.27%                     6.19%                  27%                 0.59%
  2.29           6.43%         93,741              0.30%                     6.24%                  14%                 0.60%
  2.29           2.93%        138,955              0.37%                     5.67%                  85%                 0.71%
  2.35           3.20%          1,631              0.57%(10)                 5.69%(10)              19%                 0.96%(10)
  2.32           6.17%          3,103              0.53%                     6.03%                 138%                 1.00%

                                           See Notes to Financial Highlights on page 62.
                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                               --------------------------------------------   ------------------------------------------

                                                                                     DIVIDENDS
                NET ASSET                            NET REALIZED                      FROM                       NET ASSET
                  VALUE,                            AND UNREALIZED    TOTAL FROM        NET                         VALUE,
               BEGINNING OF      NET INVESTMENT     GAIN/(LOSS) ON    INVESTMENT     INVESTMENT        TOTAL        END OF
                 PERIOD              INCOME           INVESTMENTS     OPERATIONS       INCOME      DISTRIBUTIONS    PERIOD
                 ------           -------------      -----------      ----------       ------      -------------    ------

U.S. GOVERNMENT SECURITIES FUND
CLASS A
10/31/02         $11.20           $ 0.54(7)          $ 0.04(7)          $ 0.58        $(0.59)            $(0.59)      $11.19
10/31/01          10.55             0.62               0.65               1.27         (0.62)             (0.62)       11.20
10/31/00          10.51             0.63               0.04               0.67         (0.63)             (0.63)       10.55
10/31/99          10.98             0.62              (0.47)              0.15         (0.62)             (0.62)       10.51
10/31/98(16)      10.84             0.54               0.14               0.68         (0.54)             (0.54)       10.98
12/31/97          10.46             0.62               0.38               1.00         (0.62)             (0.62)       10.84
CLASS B
10/31/02          11.19             0.46(7)            0.03(7)            0.50         (0.51)             (0.51)       11.18
10/31/01          10.54             0.54               0.65               1.19         (0.54)             (0.54)       11.19
10/31/00          10.50             0.56               0.04               0.60         (0.56)             (0.56)       10.54
10/31/99          10.97             0.54              (0.48)              0.06         (0.53)             (0.53)       10.50
10/31/98(16)      10.84             0.47               0.12               0.59         (0.46)             (0.46)       10.97
12/31/97          10.46             0.54               0.38               0.92         (0.54)             (0.54)       10.84
CLASS C
10/31/02(3)       11.00             0.33(7)            0.18(7)            0.51         (0.33)             (0.33)       11.18
Class I
10/31/02          11.20             0.58(7)            0.04(7)            0.62         (0.63)             (0.63)       11.19
10/31/01          10.55             0.66               0.65               1.31         (0.66)             (0.66)       11.20
10/31/00          10.51             0.67               0.04               0.71         (0.67)             (0.67)       10.55
10/31/99          10.99             0.66              (0.51)              0.15         (0.63)             (0.63)       10.51
10/31/98(5)       10.86             0.42               0.12               0.54         (0.41)             (0.41)       10.99
INCOME FUND
CLASS A
10/31/02         $ 9.32           $ 0.60(7)          $(0.28)(7)         $ 0.32        $(0.62)            $(0.62)      $ 9.02
10/31/01           8.90             0.62               0.43               1.05         (0.63)             (0.63)        9.32
10/31/00           8.99             0.62              (0.09)              0.53         (0.62)             (0.62)        8.90
10/31/99           9.44             0.63              (0.45)              0.18         (0.63)             (0.63)        8.99
10/31/98(16)       9.48             0.53              (0.04)(8)           0.49         (0.53)             (0.53)        9.44
12/31/97           9.15             0.60               0.33               0.93         (0.60)             (0.60)        9.48
CLASS B
10/31/02           9.35             0.54(7)           (0.29)(7)           0.25         (0.56)             (0.56)        9.04
10/31/01           8.92             0.56               0.44               1.00         (0.57)             (0.57)        9.35
10/31/00           9.00             0.56              (0.08)              0.48         (0.56)             (0.56)        8.92
10/31/99           9.45             0.56              (0.45)              0.11         (0.56)             (0.56)        9.00
10/31/98(16)       9.49             0.46              (0.04)(8)           0.42         (0.46)             (0.46)        9.45
12/31/97           9.17             0.53               0.32               0.85         (0.53)             (0.53)        9.49
CLASS C
10/31/02(3)        9.21             0.37(7)           (0.17)(7)           0.20         (0.37)             (0.37)        9.04
CLASS I
10/31/02           9.34             0.64(7)           (0.29)(7)           0.35         (0.66)             (0.66)        9.03
10/31/01           8.91             0.66               0.44               1.10         (0.67)             (0.67)        9.34
10/31/00           8.99             0.66              (0.08)              0.58         (0.66)             (0.66)        8.91
10/31/99           9.44             0.65              (0.45)              0.20         (0.65)             (0.65)        8.99
10/31/98(5)        9.57             0.41              (0.13)(8)           0.28         (0.41)             (0.41)        9.44

                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                             ------------------------------------------------------------------------------------------------------

                                                     RATIO OF                                                  RATIO OF OPERATING
                                                    OPERATING                                                 EXPENSES TO AVERAGE
                                                   EXPENSES TO                                                 NET ASSETS WITHOUT
                                     RATIO OF      AVERAGE NET                                                FEE WAIVERS, EXPENSES
                                    OPERATING        ASSETS                                                   REIMBURSED AND/OR FEES
                   NET ASSETS,      EXPENSES        INCLUDING            RATIO OF NET                          REDUCED BY CREDITS
                  END OF PERIOD    TO AVERAGE       INTEREST          INVESTMENT INCOME          PORTFOLIO        ALLOWED BY THE
 TOTAL RETURN(1)   (IN 000S)       NET ASSETS        EXPENSE         TO AVERAGE NET ASSETS     TURNOVER RATE       CUSTODIAN(2)
 ---------------   ---------       ----------        -------         ---------------------     -------------       ------------
      5.37%        $196,222           0.96%          0.96%               4.91%(7)                   48%               0.96%
     12.39%         174,047           0.95%          0.95%               5.71%                      30%               0.95%
      6.65%         168,728           0.96%          0.96%               6.12%                      13%               0.99%
      1.38%         221,592           0.96%          0.96%               5.76%                      55%               1.04%
      6.38%         266,334           0.92%(10)      1.36%(10)           5.99%(10)                  12%               1.45%(10)
      9.92%         107,054           1.05%          1.05%               5.92%                       6%               1.05%

      4.62%         271,440           1.68%          1.68%               4.19%(7)                   48%               1.68%
     11.59%         128,155           1.67%          1.67%               4.99%                      30%               1.67%
      5.91%          55,071           1.66%          1.66%               5.42%                      13%               1.69%
      0.53%          72,751           1.70%          1.70%               5.02%                      55%               1.78%
      5.54%          28,747           1.67%(10)      2.12%(10)           5.24%(10)                  12%               2.22%(10)
      9.03%           3,352           1.84%          1.84%               5.08%                       6%               1.84%

      4.74%          11,634           1.63%(10)      1.63%(10)           4.24%(7)(10)               48%               1.63%(10)

      5.77%         365,912           0.58%          0.58%               5.29%(7)                   48%               0.58%
     12.81%         301,656           0.57%          0.57%               6.09%                      30%               0.57%
      7.07%         247,204           0.56%          0.56%               6.52%                      13%               0.59%
      1.43%         184,708           0.60%          0.60%               6.12%                      55%               0.68%
      5.00%          39,939           0.66%(10)      1.10%(10)           6.25%(10)                  12%               1.11%(10)


      3.63%        $130,512           0.97%          0.97%               6.61%(7)                   20%               0.97%
     12.21%         120,508           0.97%          0.97%               6.86%                      35%               0.97%
      6.16%         131,665           1.02%          1.02%               6.98%                      32%               1.03%
      1.98%         172,217           1.06%          1.06%               6.84%                      19%               1.10%
      5.21%         213,397           1.07%(10)      1.07%(10)           6.66%(10)                  37%               1.07%(10)
     10.51%          77,864           1.08%          1.08%               6.47%                      27%               1.08%

      2.79%         142,186           1.68%          1.68%               5.90%(7)                   20%               1.68%
     11.52%          72,472           1.69%          1.69%               6.14%                      35%               1.69%
      5.53%          39,347           1.73%          1.73%               6.27%                      32%               1.74%
      1.12%          42,715           1.81%          1.81%               6.09%                      19%               1.85%
      4.51%          34,321           1.84%(10)      1.84%(10)           5.89%(10)                  37%               1.84%(10)
      9.51%           9,691           1.86%          1.86%               5.65%                      27%               1.86%

      2.25%           7,710           1.62%(10)      1.62%(10)           5.96%(7)(10)               20%               1.62%(10)

      3.94%         487,376           0.56%          0.56%               7.02%(7)                   20%               0.56%
     12.78%         387,998           0.56%          0.56%               7.27%                      35%               0.56%
      6.72%         286,979           0.60%          0.60%               7.40%                      32%               0.61%
      2.24%          76,145           0.68%          0.68%               7.22%                      19%               0.72%
      2.84%           7,342           0.71%(10)      0.71%(10)           7.02%(10)                  37%               0.71%(10)

                                           See Notes to Financial Highlights on page 62.
                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                               --------------------------------------------   ------------------------------------------

                                                                              DIVIDENDS
                NET ASSET                        NET REALIZED                   FROM        DISTRIBUTIONS                  NET ASSET
                  VALUE,                        AND UNREALIZED   TOTAL FROM      NET            FROM                         VALUE,
               BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT    NET REALIZED        TOTAL        END OF
                 PERIOD         INCOME/(LOSS)    INVESTMENTS     OPERATIONS     INCOME      CAPITAL GAINS   DISTRIBUTIONS    PERIOD
                 ------         -------------    -----------     ----------     ------      -------------   -------------    ------

HIGH YIELD FUND
CLASS A
10/31/02         $ 7.44          $ 0.71(7)        $(0.72)(7)       $(0.01)      $(0.80)        $ --             $(0.80)      $ 6.63
10/31/01           8.50            0.84            (1.00)           (0.16)       (0.90)          --              (0.90)        7.44
10/31/00           8.92            0.90(6)         (0.43)            0.47        (0.89)          --              (0.89)        8.50
10/31/99           8.86            0.91(6)          0.14(8)          1.05        (0.94)         (0.05)           (0.99)        8.92
10/31/98(17)      10.00            0.47            (1.15)           (0.68)       (0.46)          --              (0.46)        8.86
CLASS B
10/31/02           7.47            0.66(7)         (0.72)(7)        (0.06)       (0.75)          --              (0.75)        6.66
10/31/01           8.54            0.78            (1.01)           (0.23)       (0.84)          --              (0.84)        7.47
10/31/00           8.97            0.84(6)         (0.43)            0.41        (0.84)          --              (0.84)        8.54
10/31/99           8.90            0.86(6)          0.15(8)          1.01        (0.89)         (0.05)           (0.94)        8.97
10/31/98(17)      10.00            0.42            (1.09)           (0.67)       (0.43)          --              (0.43)        8.90
CLASS C
10/31/02(3)        7.55            0.46(7)         (0.86)(7)        (0.40)       (0.48)          --              (0.48)        6.67
CLASS I
10/31/02           7.43            0.73(7)         (0.72)(7)         0.01        (0.82)          --              (0.82)        6.62
10/31/01           8.48            0.87            (0.99)           (0.12)       (0.93)          --              (0.93)        7.43
10/31/00           8.91            0.93(6)         (0.43)            0.50        (0.93)          --              (0.93)        8.48
10/31/99           8.85            0.98(6)          0.11(8)          1.09        (0.98)         (0.05)           (1.03)        8.91
10/31/98(17)      10.00            0.22            (1.13)           (0.91)       (0.24)          --              (0.24)        8.85
TAX-EXEMPT BOND FUND
CLASS A
10/31/02         $ 7.93          $ 0.35(7)        $ 0.03(7)        $ 0.38       $(0.35)        $(0.01)          $(0.36)      $ 7.95
10/31/01           7.55            0.37             0.38             0.75        (0.37)          --              (0.37)        7.93
10/31/00           7.41            0.40             0.14             0.54        (0.40)          --              (0.40)        7.55
10/31/99           8.11            0.41            (0.70)           (0.29)       (0.41)          --              (0.41)        7.41
10/31/98(16)       8.09            0.34             0.02             0.36        (0.34)          --              (0.34)        8.11
12/31/97           7.83            0.38             0.27             0.65        (0.38)         (0.01)           (0.39)        8.09
CLASS B
10/31/02           7.93            0.29(7)          0.03(7)          0.32        (0.29)         (0.01)           (0.30)        7.95
10/31/01           7.55            0.31             0.38             0.69        (0.31)          --              (0.31)        7.93
10/31/00           7.41            0.34             0.14             0.48        (0.34)          --              (0.34)        7.55
10/31/99           8.11            0.35            (0.70)           (0.35)       (0.35)          --              (0.35)        7.41
10/31/98(16)       8.09            0.28             0.03             0.31        (0.29)          --              (0.29)        8.11
12/31/97           7.83            0.32             0.27             0.59        (0.32)         (0.01)           (0.32)        8.09
CLASS C
10/31/02(3)        7.83            0.20(7)          0.12(7)          0.32        (0.20)          --              (0.20)        7.95

                                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                  -----------------------------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                             EXPENSES TO AVERAGE
                                                                                                              NET ASSETS WITHOUT
                                                                                                            FEE WAIVERS, EXPENSES
                                                                                                            REIMBURSED AND/OR FEES
                   NET ASSETS,         RATIO OF                    RATIO OF NET                               REDUCED BY CREDITS
                  END OF PERIOD    OPERATING EXPENSES        INVESTMENT INCOME/(LOSS)      PORTFOLIO             ALLOWED BY THE
TOTAL RETURN(1)    (IN 000S)      TO AVERAGE NET ASSETS       TO AVERAGE NET ASSETS       TURNOVER RATE            CUSTODIAN(2)
---------------    ---------      ---------------------         ------------------       -------------            ------------
    (0.48)%       $ 13,563               1.03%                       9.72%(7)                  60%                     1.03%
    (1.97)%          9,035               1.08%                       10.47%                    27%                     1.09%
     5.28%           8,182               1.08%                       10.08%                    40%                     1.08%
    12.26%           5,827               0.73%                       10.17%                    30%                     1.37%
    (6.90)%         10,861               0.78%(10)                   8.80%(10)                 54%                     1.22%(10)

    (1.17)%         44,004               1.78%                       8.97%(7)                  60%                     1.78%
    (2.72)%         35,391               1.77%                       9.78%                     27%                     1.78%
     4.46%          32,881               1.78%                       9.38%                     40%                     1.78%
    11.44%          21,259               1.29%                       9.61%                     30%                     1.93%
    (6.33)%          2,830               1.57%(10)                   8.01%(10)                 54%                     2.02%(10)

    (5.66)%          2,556               1.78%(10)                   8.97%(7)(10)              60%                     1.78%(10)

    (0.15)%        244,937               0.68%                       10.07%(7)                 60%                     0.68%
    (1.49)%        201,385               0.68%                       10.87%                    27%                     0.69%
     5.54%         168,097               0.72%                       10.44%                    40%                     0.72%
    12.75%          44,662               0.21%                       10.69%                    30%                     0.85%
    (9.13)%          1,309               0.48%(10)                   9.10%(10)                 54%                     0.97%(10)


     5.02%        $213,673               0.90%                       4.49%(7)                  46%                     0.90%
    10.16%         219,883               0.89%                       4.75%                     44%                     0.89%
     7.52%         207,309               0.88%                       5.41%                     28%                     0.90%
    (3.77)%        247,814               0.89%                       5.16%                     57%                     0.89%
     4.58%         301,162               0.84%(10)                   5.14%(10)                  6%                     0.84%(10)
     8.59%         188,021               0.80%                       4.84%                     21%                     0.80%

     4.25%          47,308               1.64%                       3.75%(7)                  46%                     1.64%
     9.35%          43,978               1.63%                       4.01%                     44%                     1.63%
     6.73%          26,332               1.61%                       4.68%                     28%                     1.63%
    (4.52)%         25,059               1.64%                       4.41%                     57%                     1.64%
     3.88%          17,344               1.62%(10)                   4.36%(10)                  6%                     1.62%(10)
     7.71%           8,110               1.62%                       4.00%                     21%                     1.62%

     4.06%           2,395               1.61%(10)                   3.78%(7)(10)              46%                     1.61%(10)

                                           See Notes to Financial Highlights on page 62.
                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                               --------------------------------------------   ------------------------------------------

                                                                              DIVIDENDS
                NET ASSET                        NET REALIZED                   FROM        DISTRIBUTIONS                  NET ASSET
                  VALUE,                        AND UNREALIZED   TOTAL FROM      NET            FROM                         VALUE,
               BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT    NET REALIZED        TOTAL        END OF
                 PERIOD            INCOME        INVESTMENTS     OPERATIONS     INCOME      CAPITAL GAINS   DISTRIBUTIONS    PERIOD
                 ------         -------------    -----------     ----------     ------      -------------   -------------    ------

                 ------         -------------    -----------     ----------     ------      -------------   -------------    ------
CALIFORNIA MUNICIPAL FUND
CLASS A
10/31/02         $11.34          $ 0.50(7)        $ 0.00(7)(9)    $ 0.50       $(0.49)        $ --              $(0.49)      $11.35
10/31/01          10.81            0.53             0.53            1.06        (0.53)          --               (0.53)       11.34
10/31/00          10.43            0.55             0.38            0.93        (0.55)          --               (0.55)       10.81
10/31/99          11.46            0.54            (0.94)          (0.40)       (0.57)         (0.06)            (0.63)       10.43
10/31/98(12)      11.33            0.19(6)          0.13            0.32        (0.19)          --               (0.19)       11.46
06/30/98          10.92            0.58(6)          0.41            0.99        (0.58)          --               (0.58)       11.33
CLASS B
10/31/02          11.34            0.42(7)          0.00(7)(9)      0.42        (0.41)          --               (0.41)       11.35
10/31/01          10.81            0.44             0.53            0.97        (0.44)          --               (0.44)       11.34
10/31/00          10.43            0.48             0.38            0.86        (0.48)          --               (0.48)       10.81
10/31/99          11.46            0.48            (0.97)          (0.49)       (0.48)         (0.06)            (0.54)       10.43
10/31/98(12)      11.33            0.16(6)          0.13            0.29        (0.16)          --               (0.16)       11.46
06/30/98          10.92            0.50(6)          0.41            0.91        (0.50)          --               (0.50)       11.33
CLASS C
10/31/02(3)       11.20            0.28(7)          0.14(7)         0.42        (0.27)          --               (0.27)       11.35
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
CLASS A
10/31/02         $10.98          $ 0.39(7)        $ 0.15(7)       $ 0.54       $(0.39)        $(0.05)           $(0.44)      $11.08
10/31/01          10.58            0.44             0.49            0.93        (0.44)         (0.09)            (0.53)       10.98
10/31/00          10.30            0.44             0.31            0.75        (0.44)         (0.03)            (0.47)       10.58
10/31/99          11.02            0.44(6)         (0.55)          (0.11)       (0.45)         (0.16)            (0.61)       10.30
10/31/98(12)      10.81            0.16             0.21            0.37        (0.16)          --               (0.16)       11.02
06/30/98          10.74            0.49             0.17            0.66        (0.49)         (0.10)            (0.59)       10.81
CLASS B
10/31/02          10.98            0.31(7)          0.15(7)         0.46        (0.31)         (0.05)            (0.36)       11.08
10/31/01          10.58            0.36             0.49            0.85        (0.36)         (0.09)            (0.45)       10.98
10/31/00          10.30            0.36             0.31            0.67        (0.36)         (0.03)            (0.39)       10.58
10/31/99          11.02            0.36(6)         (0.56)          (0.20)       (0.36)         (0.16)            (0.52)       10.30
10/31/98(12)      10.81            0.13             0.21            0.34        (0.13)          --               (0.13)       11.02
06/30/98          10.74            0.41             0.17            0.58        (0.41)         (0.10)            (0.51)       10.81
CLASS C
10/31/02          10.90            0.21(7)          0.18(7)         0.39        (0.21)          --               (0.21)       11.08

                                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                  -----------------------------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                             EXPENSES TO AVERAGE
                                                                                                              NET ASSETS WITHOUT
                                                                                                            FEE WAIVERS, EXPENSES
                                                                                                            REIMBURSED AND/OR FEES
                   NET ASSETS,         RATIO OF                    RATIO OF NET                               REDUCED BY CREDITS
                  END OF PERIOD    OPERATING EXPENSES        INVESTMENT INCOME/(LOSS)      PORTFOLIO             ALLOWED BY THE
TOTAL RETURN(1)    (IN 000S)      TO AVERAGE NET ASSETS       TO AVERAGE NET ASSETS       TURNOVER RATE            CUSTODIAN(2)
---------------    ---------      ---------------------         ------------------       -------------            ------------

     4.57%        $286,095               0.86%                       4.39%(7)                  48%                     0.86%
     9.99%         291,132               0.85%                       4.74%                     52%                     0.86%
     9.33%         248,941               0.87%                       5.30%                     40%                     0.88%
    (3.87)%        283,929               0.88%                       4.94%                     92%                     0.91%
     2.82%         287,590               0.97%(10)                   4.87%(10)                 28%                     1.05%(10)
     9.26%         290,328               1.00%                       5.18%                     87%                     1.19%

     3.79%         295,662               1.60%                       3.65%(7)                  48%                     1.60%
     9.19%         237,594               1.58%                       4.01%                     52%                     1.59%
     8.53%         160,086               1.60%                       4.57%                     40%                     1.61%
    (4.62)%        133,842               1.63%                       4.19%                     92%                     1.66%
     2.56%          49,683               1.72%(10)                   4.12%(10)                 28%                     1.81%(10)
     8.45%          34,537               1.75%                       4.42%                     87%                     1.95%

     3.77%           6,665               1.58%(10)                   3.67%(7)(10)              48%                     1.58%(10)


     5.12%        $ 57,102               0.70%                       3.59%(7)                  28%                     0.89%
     9.00%          39,996               0.73%                       4.09%                     23%                     0.92%
     7.37%          29,657               0.91%                       4.19%                     45%                     0.93%
    (1.11)%         31,253               0.89%                       4.13%                     93%                     0.97%
     3.46%          37,529               0.82%(10)                   4.39%(10)                  7%                     1.15%(10)
     6.26%          38,724               0.86%                       4.49%                     25%                     1.25%

     4.32%          89,240               1.46%                       2.83%(7)                  28%                     1.65%
     8.19%          51,525               1.48%                       3.34%                     23%                     1.67%
     6.57%          35,685               1.66%                       3.44%                     45%                     1.68%
    (1.89)%         35,501               1.64%                       3.38%                     93%                     1.72%
     3.20%          23,960               1.57%(10)                   3.64%(10)                  7%                     1.90%(10)
     5.47%          21,688               1.61%                       3.74%                     25%                     2.01%

     3.58%           7,953               1.45%(10)                   2.84%(7)(10)              28%                     1.64%(10)

                                           See Notes to Financial Highlights on page 62.
                                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS

 (1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 (2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
 (3) On March 1, 2002 the Funds commenced selling Class C shares.
 (4) On August 1, 2000 the Equity Income Fund commenced selling Class I shares.
 (5) On March 23, 1998 the Growth & Income, U.S. Government Securities and Income Funds commenced selling Class I shares.
 (6) Per share numbers have been calculated using the average shares method.
 (7) The Trusts have adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the investment income per share, net realized and unrealized gain/(loss) per share and the ratio of net investment income to average net assets is as follows (note 2):

                                                                        INCREASE/(DECREASE)
                                              INCREASE/(DECREASE)         NET REALIZED            INCREASE/(DECREASE)
                                                NET INVESTMENT           AND UNREALIZED              RATIO OF NET
                                                   INCOME                  GAIN/(LOSS)             INVESTMENT INCOME
NAME OF FUND                                      PER SHARE                PER SHARE               AVERAGE NET ASSETS
--------------                                -------------------         ------------            -------------------
Equity Income Fund                                $   0.00*               $   0.00*                      0.01%
Short Term Income Fund                                0.00*                   0.00*                     (0.03)%
U.S. Government Securities Fund                      (0.03)                   0.03                      (0.29)%
Income Fund                                           0.00*                   0.00*                      0.03%
High Yield Fund                                       0.00*                   0.00*                     (0.02)%
Tax-Exempt Bond Fund                                  0.00*                   0.00*                      0.03%
California Municipal Fund                             0.00*                   0.00*                      0.02%
California Insured Intermediate Municipal Fund        0.00*                   0.00*                      0.00%**

 * Amount represents less than $0.01 per share.
** Amount represents less than 0.01% per share.

 (8) The amount shown may not agree with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
 (9) Amount represents less than $0.01 per share.
(10) Annualized.
(11) On June 7, 1999 the West Coast Equity Fund commenced selling Class I shares.
(12) Fiscal year end changed to October 31 from June 30.
(13) In 2002, 0.39%, 0.42%, 0.45% and 0.45% of Growth Fund's total return for Class A, Class B, Class C and Class I, respectively, consisted of voluntary reimbursements by a related party. Excluding the reimbursements, the total return would have been
     (25.08)%, (25.76)%, (22.11)% and (24.61)% for Class A, Class B, Class C and Class I, respectively (note 8).
(14) The Mid Cap Stock Fund commenced operations on March 1, 2000.
(15) On January 5, 2000 the Small Cap Stock Fund commenced selling Class I shares.
(16) Fiscal year end changed to October 31 from December 31.
(17) On April 8, 1998, May 5, 1998 and July 27, 1998 the High Yield Fund commenced selling Class A, Class B, and Class I shares, respectively.

                                                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

EQUITY INCOME FUND

OCTOBER 31, 2002

         SHARES                                                        VALUE
        --------                                                      -------
COMMON STOCKS - 70.3%
    CONSUMER DISCRETIONARY - 7.9%
          AUTOMOBILES & COMPONENTS - 2.0%
    117,000   General Motors Corporation......................     $  3,890,250
    169,000   Magna International Inc., Class A ..............        9,134,450
                                                                   ------------
                                                                     13,024,700
                                                                   ------------
          CONSUMER DURABLES & APPAREL - 1.2%
    400,000   Mattel, Inc.....................................        7,344,000
                                                                   ------------
          HOTELS, RESTAURANTS & LEISURE - 1.3%
    310,000   Carnival Corporation............................        8,097,200
                                                                   ------------
          RETAILING - 3.4%
    310,000   J.C. Penney Company, Inc. (Holding Company) ....        5,905,500
    200,000   May Department Stores Company...... ............        4,670,000
    446,000   Wal-Mart de Mexico SA de CV, ADR... ............       11,150,000
                                                                   ------------
                                                                     21,725,500
                                                                   ------------
              Total Consumer Discretionary....................       50,191,400
                                                                   ------------
     CONSUMER STAPLES - 4.6%
          FOOD & DRUG RETAILING - 1.4%
    538,000   Supervalu Inc...................................        9,038,400

          FOOD, BEVERAGE & TOBACCO - 2.2%
    290,000   ConAgra Foods Inc...............................        7,032,500
     99,000   Hershey Foods Corporation.......................        6,441,930
                                                                   ------------
                                                                     13,474,430
                                                                   ------------
          HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
     72,000   Procter & Gamble Company........................        6,368,400
                                                                   ------------
              Total Consumer Staples..........................       28,881,230
                                                                   ------------
          ENERGY - 4.8%
    135,000   BP PLC, Sponsored ADR...........................        5,190,750
     61,600   ChevronTexaco Corporation.......................        4,166,008
     77,200   ConocoPhillips..................................        3,744,200
    145,000   Royal Dutch Petroleum Company (F)...............        6,203,100
    121,000   Schlumberger Ltd................................        4,853,310
    130,000   Unocal Corporation**............................        3,593,200
     74,117   Valero Energy Corporation**.....................        2,609,660
                                                                   ------------
              Total Energy....................................       30,360,228
                                                                   ------------
    FINANCIALS - 19.3%
          BANKS - 5.5%
    138,000   Bank of America Corporation.....................        9,632,400
     89,551   First State Bancorporation......................        2,149,224
    210,000   FleetBoston Financial Corporation...............        4,911,900
    148,000   PNC Financial Services Group....................        6,017,680
    240,000   U.S. Bancorp....................................        5,061,600
    141,000   Wells Fargo & Company...........................        7,116,270
                                                                   ------------
                                                                     34,889,074
                                                                   ------------
          DIVERSIFIED FINANCIALS - 7.9%
    316,333   Citigroup Inc...................................       11,688,504
    178,500   Fannie Mae......................................       11,934,510
    177,000   Franklin Resources, Inc.........................        5,839,230
    344,000   J.P. Morgan Chase & Company**...................        7,138,000
    195,000   Morgan Stanley Dean Witter & Company ...........        7,589,400
    200,000   T. Rowe Price Group Inc.........................        5,646,000
                                                                   ------------
                                                                     49,835,644
                                                                   ------------
          INSURANCE - 5.9%
    362,000   ACE Ltd.........................................       11,131,500
    225,000   AFLAC Inc.......................................        6,849,000
    230,000   Allstate Corporation............................        9,149,400
    139,000   XL Capital Ltd., Class A........................       10,584,850
                                                                   ------------
                                                                     37,714,750
                                                                   ------------
              Total Financials................................      122,439,468
                                                                   ------------
    HEALTH CARE - 8.1%
          HEALTH CARE EQUIPMENT & SERVICES - 0.8%
    160,000   Becton Dickinson & Company......................        4,721,600
                                                                   ------------
          PHARMACEUTICALS & BIOTECHNOLOGY - 7.3%
    202,300   Abbott Laboratories.............................        8,470,301
    395,000   Bristol-Myers Squibb Company....................        9,720,950
     84,200   Johnson & Johnson...............................        4,946,750
    172,000   Merck & Company Inc.............................        9,329,280
    218,500   Mylan Laboratories Inc..........................        6,876,195
    328,000   Schering-Plough Corporation.....................        7,002,800
                                                                   ------------
                                                                     46,346,276
                                                                   ------------
              Total Health Care...............................       51,067,876
                                                                   ------------
    INDUSTRIALS - 8.8%
          CAPITAL GOODS - 8.8%
    272,000   Boeing Company..................................        8,092,000
    112,500   Emerson Electric Company........................        5,420,250
     75,000   General Dynamics Corporation....................        5,934,750
    307,000   General Electric Company........................        7,751,750
    260,000   Genuine Parts Company...........................        7,680,400
    335,000   Honeywell International Inc.....................        8,019,900
    885,000   Tyco International Ltd..........................       12,797,100
                                                                   ------------
              Total Industrials...............................       55,696,150
                                                                   ------------
    INFORMATION TECHNOLOGY - 7.3%
          COMMUNICATIONS EQUIPMENT - 1.0%
    685,000   Motorola Inc....................................        6,281,450
                                                                   ------------
          COMPUTERS & PERIPHERALS - 2.0%
    320,000   Hewlett-Packard Company.........................        5,056,000
     94,000   International Business Machines Corporation ....        7,420,360
                                                                   ------------
                                                                     12,476,360
                                                                   ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
    421,000   Diebold Inc.....................................       15,008,650
                                                                   ------------
          IT CONSULTING & SERVICES - 0.5%
    230,000   Electronic Data Systems Corporation ............        3,463,800
                                                                   ------------
          SOFTWARE - 1.4%
    596,000   Computer Associates International Inc. .........        8,856,560
                                                                   ------------
              Total Information Technology....................       46,086,820
                                                                   ------------
    MATERIALS - 1.4%
    144,000   Dow Chemical Company............................        3,742,560
     68,000   E.I. Du Pont de Nemours & Company...............        2,805,000
     55,000   PPG Industries, Inc.............................        2,586,650
                                                                   ------------
              Total Materials.................................        9,134,210
                                                                   ------------
    TELECOMMUNICATION SERVICES - 3.1%
    162,000   Alltel Corporation..............................        8,053,020
    301,000   Verizon Communications Inc......................       11,365,760
                                                                   ------------
              Total Telecommunication Services................       19,418,780
    UTILITIES - 5.0%
    363,000   Duke Energy Corporation.........................        7,437,870
    476,500   El Paso Corporation.............................        3,692,875
    175,000   FPL Group, Inc..................................       10,321,500
    205,000   Pinnacle West Capital Corporation...............        5,842,500
    155,000   Southern Company................................        4,603,500
                                                                   ------------
              Total Utilities.................................       31,898,245
                                                                   ------------
              Total Common Stocks (Cost $506,351,025) ........      445,174,407
                                                                   ------------

REAL ESTATE INVESTMENT TRUSTS - 10.8%
    345,000   AMB Property Corporation........................        9,246,000
    100,000   Apartment Investment & Management
                Company, Class A .............................        3,514,000
    135,000   Arden Realty Inc................................        2,889,000
     74,800   CarrAmerica Realty Corporation..................        1,775,752
    169,000   Duke-Weeks Realty Corporation...................        4,106,700
    336,000   Equity Office Properties Trust..................        8,090,880
    305,000   Equity Residential Properties Trust ............        7,234,600
    110,000   General Growth Properties Inc...................        5,288,800
    123,500   Health Care Property Investors Inc. ............        5,335,200
    149,500   Hospitality Properties Trust....................        4,891,640
    160,000   Plum Creek Timber Company Inc., Class A ........        3,617,600
    143,500   Shurgard Storage Centers Inc., Class A .........        4,333,700
    185,000   Simon Property Group Inc........................        6,317,750
    128,000   Taubman Centers Inc.............................        1,772,800
                                                                   ------------
              Total Real Estate Investment Trusts
                (Cost $68,775,283) ...........................       68,414,422
                                                                   ------------

 PRINCIPAL
  AMOUNT
 ---------

CONVERTIBLE SECURITIES - 6.4%
    CONVERTIBLE BONDS AND NOTES - 6.4%
$ 2,500,000   Adaptec Inc., Conv. Sub. Note,
                4.750% due 02/01/2004 ........................     $  2,412,500
  5,400,000   Analog Devices, Inc., Conv. Sub. Note,
               4.750% due 10/01/2005 .........................        5,312,250
  5,550,000   Cypress Semiconductor Corporation, Conv.
               Sub. Deb., 3.750% due 07/01/2005** ............        3,885,000
  1,000,000   Getty Images Inc., Conv. Sub. Note,
                5.000% due 03/15/2007 ........................          918,750
  6,000,000   LSI Logic Corporation, Conv. Sub. Note,
                4.000% due 02/15/2005** ......................        5,047,500
  6,250,000   Omnicare Inc., Conv. Sub. Deb.,
                5.000% due 12/01/2007 ........................        5,703,125
  5,500,000   RadiSys Corporation, Conv. Sub. Note,
                5.500% due 08/15/2007 ........................        4,647,500
  2,000,000   Rational Software Corporation, Conv.
                Sub. Note, 5.000% due 02/01/2007 .............        1,670,000
  8,000,000   TriQuint Semiconductor, Inc., Conv.
                Sub. Note, 4.000% due 03/01/2007 .............        6,050,000
  6,500,000   Vitesse Semiconductor Corporation,
                Conv.  Sub. Deb., 4.000% due 03/15/2005** ....        4,980,625
                                                                   ------------
              Total Convertible Bonds and Notes
                 (Cost $40,827,805) ..........................       40,627,250
                                                                   ------------
   SHARES
   ------

    CONVERTIBLE PREFERRED STOCKS - 0.0% ***
     40,000   DECS Trust VI, Conv. Pfd., 6.250%
                due 08/16/2004 ...............................           24,000
      6,000   Global Crossing Ltd., Conv. Pfd., (in arrears),
                6.375% due 11/05/2004+,++ ....................               60
                                                                   ------------
              Total Convertible Preferred Stocks
                (Cost $3,077,500) ............................           24,060
                                                                   ------------
              Total Convertible Securities
               (Cost $43,905,305) ............................       40,651,310
                                                                   ------------

 PRINCIPAL
  AMOUNT
 ---------

FIXED INCOME SECURITIES - 6.3%
    CORPORATE BONDS AND NOTES - 5.5%

$ 1,500,000   Aetna Inc., Company Guarantee,
                7.625% due 08/15/2026 ........................        1,626,886
  1,250,000   American Home Products Corporation,
                Deb., 7.250% due 03/01/2023 ..................        1,321,967
  2,000,000   Cendant Corporation, Note,
                7.750% due 12/01/2003 ........................        2,007,524
  4,500,000   Cox Enterprises, Inc., Note,
                7.875% due 09/15/2010++ ......................        4,700,686
  4,000,000   Erac USA Finance Enterprise Company,
                Note, 7.350% due 06/15/2008++ ................        4,363,220
  4,000,000   Federated Department Stores Inc., Sr. Note,
                6.625% due 04/01/2011** ......................        4,234,536
  1,250,000   First Nationwide Bank, Sub. Deb.,
                10.000% due 10/01/2006 .......................        1,500,923
  1,165,000   HEALTHSOUTH Corporation, Sr. Note,
                 6.875% due 06/15/2005 .......................          972,775
  1,000,000   Medpartners Inc., Sr. Note,
                 7.375% due 10/01/2006 .......................        1,000,000
    500,000   Merrill Lynch & Company Inc., Note,
                 6.375% due 10/15/2008 .......................          542,426
  1,000,000   Price/Costco Inc., Sr. Note,
                 7.125% due 06/15/2005 .......................        1,113,237
  1,750,000   Raytheon Company, Deb.,
                 7.200% due 08/15/2027 .......................        1,795,861
  1,500,000   Superior Financial Acquisition Corporation,
                 Sr. Note, 8.650% due 04/01/2003++ ...........        1,510,329
  4,000,000   TELUS Corporation, Note,
                 8.000% due 06/01/2011 .......................        3,100,000
  2,000,000   Texas-New Mexico Power Company, Sr.
                 Note, 6.250% due 01/15/2009 .................        1,829,220
  2,000,000   Time Warner Inc., Deb.,
                 9.150% due 02/01/2023 .......................        2,050,788
  1,000,000   Westinghouse Electric Corporation, Deb.,
                 7.875% due 09/01/2023 .......................        1,115,659
                                                                   ------------
              (Total Corporate Bonds and Notes
                Cost $34,828,381) ............................       34,786,037
                                                                   ------------
    U.S. GOVERNMENT AGENCY MORTGAGE-BACKED  SECURITIES - 0.6%
          FEDERAL HOME LOAN MORTGAGE CORPORATION  (FHLMC) - 0.6%
  2,409,238   6.500% due 09/01/2030...........................        2,500,706
  1,344,727   7.000% due 09/01/2030...........................        1,404,649
                                                                   ------------
              Total U.S. Government Agency
                Mortgage-Backed Securities
                (Cost $3,638,637) ............................        3,905,355
                                                                   ------------
    COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.2%
                (Cost $1,150,142)
  1,148,169   Reilly Mortgage FHA, Series 1982,
                7.430% due 08/01/2022 ........................        1,259,753
                                                                   ------------
              Total Fixed Income Securities
                 (Cost $39,617,160) ..........................       39,951,145
                                                                   ------------
    SHARES
    ------

WARRANTS - 0.0% ***
    (COST $45)
      4,500   V2 Music Holdings PLC,
                 Expires 04/15/2008+,++ ......................               45
                                                                   ------------
 PRINCIPAL
  AMOUNT
 ---------

REPURCHASE AGREEMENT - 6.3%
    (COST $39,699,000)

$39,699,000   Agreement  with Credit Suisse First
                Boston Corporation, 1.820% dated
                10/31/2002, to be repurchased
                at  39,701,007 on 11/01/2002,
                collateralized by $40,769,069
                U.S.  Treasury Bill, 1.390% due
                04/17/2003
                (Market Value $40,504,613)....................     $ 39,699,000
                                                                   ------------
TOTAL INVESTMENTS (COST $698,347,818*) ...............  100.1%      633,890,329
OTHER ASSETS AND LIABILITIES (NET) ...................   (0.1)         (839,248)
                                                        -----      ------------
NET ASSETS ...........................................  100.0%     $633,051,081
                                                        =====      ============
---------------------------

  * Aggregate cost for federal tax purposes is $697,521,095.
 ** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $24,520,900 representing 3.9% of the total net assets of the Fund (Collateral Value $25,531,316).
*** Amount represents less than 0.1% of total net assets.
  + Non-income
    producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

    ADR  --  American Depository Receipt
    (F)  --  Foreign Shares
    FHA  --  Federal Housing Authority
--------------------------------------------------------------------------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

GROWTH & INCOME FUND

OCTOBER 31, 2002


         SHARES                                                         VALUE
        --------                                                       -------

COMMON STOCKS - 96.2%

    CONSUMER DISCRETIONARY - 9.4%

          CONSUMER DURABLES & APPAREL - 1.3%

    871,000   Mattel, Inc.....................................    $   15,991,560
                                                                  --------------
          HOTELS, RESTAURANTS & LEISURE - 3.1%
  1,515,000   Carnival Corporation............................        39,571,800
                                                                  --------------
          MEDIA - 3.9%
    727,000   Comcast Corporation, Special Class A+** ........        16,728,270
  1,992,000   Liberty Media Corporation, Class A+ ............        16,473,840
    373,000   Viacom Inc., Class A+...........................        16,632,070
                                                                  --------------
                                                                      49,834,180
                                                                  --------------
          RETAIL STORES - 1.1%
    421,000   Costco Wholesale Corporation+...................        14,284,530
                                                                  --------------
              Total Consumer Discretionary....................       119,682,070
                                                                  --------------
    CONSUMER STAPLES - 10.2%
          FOOD & DRUG RETAILING - 3.0%
  2,540,500   Kroger Company+.................................        37,701,020
                                                                  --------------
    FOOD, BEVERAGE & TOBACCO - 1.6%
    462,000   PepsiCo Inc.....................................        20,374,200
                                                                  --------------
    HOUSEHOLD & PERSONAL PRODUCTS - 5.6%
    653,000   Avon Products Inc...............................        31,663,970
    461,000   Kimberly-Clark Corporation......................        23,741,500
    182,000   Procter & Gamble Company........................        16,097,900
                                                                  --------------
                                                                      71,503,370
                                                                  --------------
              Total Consumer Staples..........................       129,578,590
                                                                  --------------
    ENERGY - 7.6%
    536,000   BP PLC, Sponsored ADR...........................        20,609,200
    610,152   Exxon Mobil Corporation.........................        20,537,716
    558,000   Royal Dutch Petroleum Company (F)...............        23,871,240
    334,000   Schlumberger Ltd................................        13,396,740
    636,800   Unocal Corporation..............................        17,601,152
                                                                  --------------
              Total Energy....................................        96,016,048
                                                                  --------------
    FINANCIALS - 24.6%
          BANKS - 11.5%
    467,000   Bank of America Corporation.....................        32,596,600
  1,019,000   FleetBoston Financial Corporation...............        23,834,410
    629,000   PNC Financial Services Group....................        25,575,140
    763,000   Wachovia Corporation............................        26,544,770
    740,000   Wells Fargo & Company...........................        37,347,800
                                                                  --------------
                                                                     145,898,720
                                                                  --------------
          DIVERSIFIED FINANCIALS - 7.9%
    839,000   Citigroup Inc...................................        31,001,050
    682,000   Freddie Mac.....................................        41,997,560
  1,325,000   J.P. Morgan Chase & Company**...................        27,493,750
                                                                  --------------
                                                                     100,492,360
                                                                  --------------
          INSURANCE - 5.2%
    981,000   Allstate Corporation............................        39,024,180
    432,000   American International Group Inc................        27,021,600
                                                                  --------------
                                                                      66,045,780
                                                                  --------------
              Total Financials................................       312,436,860
                                                                  --------------
    HEALTH CARE - 16.4%
          HEALTH CARE EQUIPMENT & SERVICES - 4.9%
    544,000   Cardinal Health Inc.............................        37,650,240
    827,000   Guidant Corporation+............................        24,454,390
                                                                  --------------
                                                                      62,104,630
                                                                  --------------
          PHARMACEUTICALS & BIOTECHNOLOGY - 11.5%
    878,000   Bristol-Myers Squibb Company**..................        21,607,580
    285,600   Johnson & Johnson...............................        16,779,000
    427,000   Merck & Company Inc.............................        23,160,480
  1,177,000   Mylan Laboratories Inc..........................        37,040,190
    834,000   Pfizer Inc......................................        26,496,180
  1,020,000   Schering-Plough Corporation.....................        21,777,000
                                                                  --------------
                                                                     146,860,430
                                                                  --------------
              Total Health Care...............................       208,965,060
                                                                  --------------
    INDUSTRIALS - 10.3%
          CAPITAL GOODS - 8.4%
    902,000   Boeing Company..................................        26,834,500
    609,000   General Electric Company........................        15,377,250
  1,307,000   Honeywell International Inc.....................        31,289,580
  2,286,000   Tyco International Ltd..........................        33,055,560
                                                                  --------------
                                                                     106,556,890
                                                                  --------------
          COMMERCIAL SERVICES & SUPPLIES - 1.9%
    687,000   First Data Corporation..........................        24,003,780
                                                                  --------------
              Total Industrials...............................       130,560,670
                                                                  --------------
    INFORMATION TECHNOLOGY - 9.4%
          COMMUNICATIONS EQUIPMENT - 1.6%
  2,261,000   Motorola Inc.**.................................        20,733,370
                                                                  --------------
          COMPUTERS & PERIPHERALS - 3.7%
    770,000   Hewlett-Packard Company.........................        12,166,000
    437,000   International Business Machines  Corporation ...        34,496,780
                                                                  --------------
                                                                      46,662,780
                                                                  --------------
          SOFTWARE - 4.1%
  1,545,000   Computer Associates International Inc. .........        22,958,700
    542,000   Microsoft Corporation+..........................        28,980,740
                                                                  --------------
                                                                      51,939,440
                                                                  --------------
              Total Information Technology....................       119,335,590
                                                                  --------------
    TELECOMMUNICATION SERVICES - 2.9%
  1,023,000   AT&T Corporation................................        13,339,920
    924,000   SBC Communications Inc..........................        23,709,840
                                                                  --------------
              Total Telecommunication Services................        37,049,760
                                                                  --------------
    UTILITIES - 5.4%
    756,000   Duke Energy Corporation.........................        15,490,440
    429,000   FPL Group, Inc..................................        25,302,420
    758,000   NiSource Inc.**.................................        12,522,160
    522,000   Pinnacle West Capital Corporation...............        14,877,000
                                                                  --------------
              Total Utilities.................................        68,192,020
                                                                  --------------
              Total Common Stocks (Cost $1,264,119,125) ......     1,221,816,668
                                                                  --------------

 PRINCIPAL
  AMOUNT
 ---------

REPURCHASE AGREEMENT - 3.6%
  (COST $45,315,000)
$45,315,000   Agreement with Credit Suisse First
                Boston Corporation, 1.820% dated
                10/31/2002, to be repurchased at
                $45,317,291 on 11/01/2002,
                collateralized by $46,536,446
                U.S. Treasury Bill, 1.390%
                due  04/17/2003
                (Market Value $46,234,579) ...................    $   45,315,000
                                                                  --------------
TOTAL INVESTMENTS (Cost $1,309,434,125*) ..............  99.8%     1,267,131,668
OTHER ASSETS AND LIABILITIES (NET) ....................   0.2          2,756,709
                                                        -----     --------------
NET ASSETS ............................................ 100.0%    $1,269,888,377
                                                        =====     ==============
-----------------
 * Aggregate cost for federal tax purposes is $1,315,590,586.
** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $54,566,731, representing 4.3% of the total net assets of the Fund (Collateral Value $56,840,800).
 + Non-income producing security.

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS

              ADR       --            American Depository Receipt
              (F)       --            Foreign Shares
--------------------------------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

WEST COAST EQUITY FUND

OCTOBER 31, 2002

         SHARES                                                        VALUE
        --------                                                      -------
COMMON STOCKS - 93.0%

     CONSUMER DISCRETIONARY - 20.8%

          AUTOMOBILES & COMPONENTS - 3.6%
  1,074,500   Monaco Coach Corporation+.......................     $ 17,396,155
    151,700   Superior Industries International, Inc. ........        6,442,699
                                                                   ------------
                                                                     23,838,854
                                                                   ------------
          CONSUMER DURABLES & APPAREL - 4.5%
    156,800   Columbia Sportswear Company+....................        6,306,496
    395,550   Cutter & Buck Inc.+.............................        1,423,980
    166,800   KB Home.........................................        7,872,960
    389,000   Mattel, Inc.+...................................        7,142,040
    165,900   Nike Inc., Class B..............................        7,828,821
                                                                   ------------
                                                                     30,574,297
                                                                   ------------
          HOTELS, RESTAURANTS & LEISURE - 2.2%
    354,700   Starbucks Corporation+..........................        8,456,048
  1,240,085   WestCoast Hospitality Corporation+..............        6,597,252
                                                                   ------------
                                                                     15,053,300
                                                                   ------------
          MEDIA - 3.5%
    341,700   Getty Images Inc.+..............................        9,793,122
    159,500   Knight-Ridder, Inc..............................        9,598,710
    159,000   Univision Communications Inc.+**................        4,119,690
                                                                   ------------
                                                                     23,511,522
                                                                   ------------
          RETAILING - 7.0%
  1,063,925   Building Materials Holding  Corporation+ .......       13,096,917
    390,140   Costco Wholesale Corporation+...................       13,237,450
  1,066,400   Hollywood Entertainment Corporation+ ...........       20,965,424
                                                                   ------------
                                                                     47,299,791
                                                                   ------------
              Total Consumer Discretionary....................      140,277,764
                                                                   ------------
     CONSUMER STAPLES - 2.3%
          FOOD & DRUG RETAILING - 2.3%
  1,045,600   Kroger Company+.................................       15,516,704
                                                                   ------------
          ENERGY - 2.8%
    167,500   ChevronTexaco Corporation.......................       11,328,025
    218,900   Nabors Industries Ltd.+.........................        7,654,933
                                                                   ------------
              Total Energy....................................       18,982,958
                                                                   ------------
     FINANCIALS - 21.3%
          BANKS - 16.9%
    294,750   Bank of America Corporation.....................       20,573,550
    366,000   Banner Corporation..............................        6,752,700
    215,600   Greater Bay Bancorp.............................        3,285,744
    258,900   KeyCorp.........................................        6,324,927
    575,125   Pacific Northwest Bancorp.......................       14,119,319
  1,031,000   U.S. Bancorp....................................       21,743,790
    835,006   Washington Federal Inc..........................       20,591,248
    401,400   Wells Fargo & Company...........................       20,258,658
                                                                   ------------
                                                                    113,649,936
                                                                   ------------
          DIVERSIFIED FINANCIALS - 0.9%
    696,300   Charles Schwab Corporation......................        6,392,034
                                                                   ------------
          INSURANCE - 3.5%
    178,800   RenaissanceRe Holdings Ltd......................        7,330,800
    297,415   StanCorp Financial Group Inc....................       16,060,410
                                                                   ------------
                                                                     23,391,210
                                                                   ------------
              Total Financials................................      143,433,180
                                                                   ------------
     HEALTH CARE - 10.0%
          HEALTH CARE EQUIPMENT & SERVICES - 4.4%
    357,960   Health Net Inc.+................................        8,376,264
  1,864,400   Orasure Technologies Inc.+......................        9,471,152
    791,563   SonoSite Inc.+..................................       11,682,678
                                                                   ------------
                                                                     29,530,094
                                                                   ------------
     PHARMACEUTICALS & BIOTECHNOLOGY - 5.6%
     70,100   Allergan, Inc...................................        3,816,945
     94,039   Amgen, Inc.+....................................        4,378,456
  1,306,900   Corixa Corporation+.............................       11,173,995
    323,600   Dendreon Corporation+...........................        1,093,768
    478,375   EDEN Bioscience Corporation+....................          794,103
     96,500   Genentech, Inc.+................................        3,289,685
    331,620   ICOS Corporation+...............................        8,194,330
    161,600   Pfizer Inc......................................        5,134,032
                                                                   ------------
                                                                     37,875,314
                                                                   ------------
              Total Health Care...............................       67,405,408
                                                                   ------------
     INDUSTRIALS - 14.5%
          CAPITAL GOODS - 11.0%
    575,733   Boeing Company..................................       17,128,057
    539,430   Electro Scientific Industries Inc.+ ............       10,076,552
    912,700   Greenbrier Companies Inc........................        5,439,692
     89,800   Northrop Grumman Corporation**..................        9,261,074
    513,125   PACCAR Inc......................................       22,639,075
    290,850   Precision Castparts Corporation.................        5,645,399
    110,500   Simpson Manufacturing+..........................        3,900,650
                                                                   ------------
                                                                     74,090,499
                                                                   ------------
          COMMERCIAL SERVICES & SUPPLIES - 0.9%
    354,600   Robert Half International Inc.+.................        5,921,820
                                                                   ------------
          TRANSPORTATION - 2.6%
    168,110   Alaska Air Group Inc.+..........................        3,637,900
    453,520   Expeditors International of Washington Inc. ....       14,290,415
                                                                   ------------
                                                                     17,928,315
                                                                   ------------
              Total Industrials...............................       97,940,634
                                                                   ------------
     INFORMATION TECHNOLOGY - 15.5%
          COMPUTERS & PERIPHERALS - 2.6%
  1,205,800   Advanced Digital Information  Corporation+ .....        8,537,064
    250,300   Hewlett-Packard Company.........................        3,954,740
   869,800    InFocus Corporation+............................        5,097,028
                                                                    -----------
                                                                     17,588,832
                                                                   ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
    612,735   Microvision Inc.+**.............................        2,818,581
    475,900   Tektronix Inc.+.................................        8,409,153
                                                                   ------------
                                                                     11,227,734
                                                                   ------------
          INTERNET SOFTWARE & SERVICES - 0.9%
  1,770,000   Primus Knowledge Solutions Inc.+................          637,200
  1,251,000   WatchGuard Technologies, Inc.+..................        5,378,049
                                                                   ------------
                                                                      6,015,249
                                                                   ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.4%
    143,500   Applied Materials, Inc.+........................        2,156,805
    292,900   Atmel Corporation+..............................          489,143
    495,800   Credence Systems Corporation+...................        4,130,014
    480,125   FEI Company+....................................        7,706,006
    348,300   Intel Corporation...............................        6,025,590
     68,000   KLA-Tencor Corporation+.........................        2,421,480
    625,880   Lattice Semiconductor Corporation+. ............        4,237,208
     40,900   LSI Logic Corporation+..........................          241,310
     67,760   Micron Technology Inc.+**.......................        1,084,160
  1,147,800   Pixelworks Inc.+................................        6,542,460
    328,640   TriQuint Semiconductor Inc.+....................        1,659,632
                                                                   ------------
                                                                     36,693,808
                                                                   ------------
          SOFTWARE - 4.9%
    115,500   Adobe Systems Inc...............................        2,730,420
  1,318,700   BSQUARE Corporation+............................        1,529,692
    345,939   Microsoft Corporation+..........................       18,497,358
  2,334,800   ONYX Software Corporation+......................        4,646,252
    349,808   RadiSys Corporation+............................        2,340,216
    259,600   Rational Software Corporation+..................        1,718,552
    179,000   Siebel Systems, Inc.+...........................        1,346,080
                                                                   ------------
                                                                     32,808,570
                                                                   ------------
              Total Information Technology....................      104,334,193
                                                                   ------------
          MATERIALS - 5.7%
  1,820,600   Louisiana-Pacific Corporation...................       12,270,844
  1,590,700   Oregon Steel Mills Inc.+........................        6,633,219
    463,180   Schnitzer Steel Industries Inc., Class A .......        8,499,353
    250,000   Weyerhaeuser Company............................       11,325,000
                                                                   ------------
              Total Materials.................................       38,728,416
                                                                   ------------
          TELECOMMUNICATION SERVICES - 0.1%
    160,150   Metro One Telecommunications Inc.+. ............          718,913
                                                                   ------------
              Total Common Stocks (Cost $634,408,108) ........      627,338,170
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS - 3.0%
    536,000   Plum Creek Timber Company Inc.,  Class A .......       12,118,960
    260,000   Shurgard Storage Centers Inc., Class A .........        7,852,000
                                                                   ------------
              Total Real Estate Investment Trusts
                (Cost $21,791,436) ...........................       19,970,960
                                                                   ------------

 PRINCIPAL
  AMOUNT
 ---------

REPURCHASE AGREEMENT - 4.0%
       (COST $27,125,000)
$27,125,000   Agreement with Credit Suisse First
                Boston Corporation, 1.820% dated
                10/31/2002, to be repurchased
                at  $27,126,371 on 11/01/2002,
                collateralized by $27,856,142
                U.S. Treasury Bill, 1.390%
                due 04/17/2003
                (Market Value $27,675,449)....................       27,125,000
                                                                   ------------

TOTAL INVESTMENTS (COST $683,324,544*)                  100.0%      674,434,130
OTHER ASSETS AND LIABILITIES (NET)                       (0.0)          (35,838)
                                                        -----      ------------
NET ASSETS                                              100.0%     $674,398,292
                                                        =====      ============
-----------------
 * Aggregate cost for federal tax purposes is $683,744,506.
** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $12,817,410 representing 1.9% of the total net assets of the Fund (Collateral Value $13,323,200).
 + Non-income producing security.

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

GROWTH FUND

OCTOBER 31, 2002

     SHARES                                                           VALUE
     ------                                                           -----
COMMON STOCKS - 92.1%

     CONSUMER DISCRETIONARY - 25.5%

          AUTOMOBILES & COMPONENTS - 0.6%

     58,000   Harley-Davidson, Inc............................     $  3,033,400
      7,000   Winnebago Industries, Inc.......................          317,310
                                                                   ------------
                                                                      3,350,710
                                                                   ------------
          CONSUMER DURABLES & APPAREL - 0.9%
     45,300   Ethan Allen Interiors Inc.......................        1,451,865
     11,500   Fortune Brands, Inc.............................          575,690
     91,800   Mattel, Inc.....................................        1,685,448
     23,300   Nike Inc., Class B..............................        1,099,527
     14,955   Stanley Works...................................          484,093
                                                                   ------------
                                                                      5,296,623
                                                                   ------------
          HOTELS, RESTAURANTS & LEISURE - 2.7%
     75,800   Brinker International, Inc.+....................        2,151,962
    252,400   Carnival Corporation............................        6,592,688
     32,600   Mandalay Resort Group+..........................          922,254
    239,800   Royal Caribbean Cruises Ltd.....................        4,402,728
      8,600   Ruby Tuesday, Inc...............................          150,070
     20,900   Starwood Hotels & Resorts Worldwide Inc. .......          486,970
     45,410   Yum! Brands, Inc.+..............................        1,023,087
                                                                   ------------
                                                                     15,729,759
                                                                   ------------
          MEDIA - 15.7%
    743,630   AOL Time Warner Inc.+...........................       10,968,543
    280,654   Cablevision Systems Corporation-
                New York  Group, Class A+ ....................        2,683,052
    196,200   Clear Channel Communications, Inc.+ ............        7,269,210
      7,575   Comcast Corporation, Class A+...................          177,558
    544,035   Comcast Corporation, Special Class A+ ..........       12,518,245
     51,390   Cox Communications Inc., Class A+...............        1,408,086
     82,555   EchoStar Communications Corporation,
                Class A+ .....................................        1,683,296
     91,650   Fox Entertainment Group, Inc., Class A+ ........        2,237,177
      5,400   Gray Television, Inc............................           47,790
     63,200   Hispanic Broadcasting Corporation+..............        1,358,800
    944,149   Liberty Media Corporation, Class A+.............        7,808,112
    113,400   McGraw-Hill Companies, Inc......................        7,314,300
     50,900   New York Times Company, Class A.................        2,464,069
    165,900   News Corporation Ltd., Sponsored ADR ...........        3,853,857
     75,600   Omnicom Group Inc...............................        4,356,828
     80,645   TMP Worldwide Inc.+.............................        1,248,385
     52,000   Univision Communications Inc.+..................        1,347,320
    126,580   USA Networks, Inc.+.............................        3,207,537
    430,233   Viacom Inc., Class B+...........................       19,192,694
                                                                   ------------
                                                                     91,144,859
                                                                   ------------
          RETAILING - 5.6%
    113,440   Amazon.com Inc.+................................        2,196,198
     25,400   Autonation, Inc.+...............................          269,494
     18,700   AutoZone, Inc.+.................................        1,603,899
     35,100   Bed Bath & Beyond Inc.+.........................        1,244,646
      7,100   Best Buy Company, Inc.+.........................          146,331
     65,100   Costco Wholesale Corporation+...................        2,208,843
     49,217   Dollar Tree Stores, Inc.+.......................        1,293,915
      9,700   eBay Inc.+......................................          613,428
    135,300   Gap, Inc........................................        1,592,481
     33,500   Gymboree Corporation+...........................          615,060
     84,265   Home Depot Inc..................................        2,433,573
     76,300   Kohl's Corporation+.............................        4,459,735
     69,900   Limited, Inc....................................        1,095,333
     32,650   Lowe's Companies, Inc...........................        1,362,485
     72,450   Staples, Inc.+..................................        1,117,179
    102,300   Target Corporation..............................        3,081,276
     38,600   Tiffany & Company...............................        1,010,548
     64,935   TJX  Companies, Inc.............................        1,332,466
     24,100   Valuevision Media Inc., Class A+................          318,602
     66,000   Wal-Mart Stores Inc.............................        3,534,300
     26,450   Walgreen Company................................          892,688
                                                                   ------------
                                                                     32,422,480
                                                                   ------------
              Total Consumer Discretionary....................      147,944,431
                                                                   ------------
     CONSUMER STAPLES - 5.8%
          FOOD & DRUG RETAILING - 0.7%
     67,700   Kroger Company+.................................        1,004,668
     73,300   Safeway, Inc.+..................................        1,693,230
     42,000   Sysco Corporation...............................        1,330,560
                                                                   ------------
                                                                      4,028,458
                                                                   ------------
          FOOD, BEVERAGE & TOBACCO - 4.4%
    167,300   Anheuser-Busch Companies, Inc...................        8,826,748
     28,050   Coca-Cola Company...............................        1,303,764
     71,600   Dean Foods Company+.............................        2,684,284
     59,300   General Mills, Inc..............................        2,450,276
     19,100   Kraft Foods Inc., Class A.......................          754,450
     28,150   Pepsi Bottling Group, Inc.......................          758,642
    175,100   PepsiCo Inc.....................................        7,721,910
     16,350   Philip Morris Companies Inc.....................          666,262
      9,450   Wm. Wrigley Jr. Company.........................          498,677
                                                                   ------------
                                                                     25,665,013
                                                                   ------------
          HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
     19,100   Alberto-Culver Company, Class B.................          985,942
     11,300   Avon Products Inc...............................          547,937
     28,000   Estee Lauder Companies Inc., Class A ...........          815,360
     35,500   Gillette Company................................        1,060,740
      7,000   Procter & Gamble Company........................          619,150
                                                                   ------------
                                                                      4,029,129
                                                                   ------------
              Total Consumer Staples..........................       33,722,600
                                                                   ------------
          ENERGY - 5.9%
     53,400   Amerada Hess Corporation........................        2,739,420
     34,715   Anadarko Petroleum Corporation..................        1,546,206
    126,310   BJ Services Company+............................        3,830,982
     23,600   BP PLC, Sponsored ADR...........................          907,420
      5,700   ChevronTexaco Corporation.......................          385,491
     79,300   Encana Corporation..............................        2,302,287
      9,500   ENSCO International Inc.........................          256,880
    191,100   Exxon Mobil Corporation.........................        6,432,426
     61,700   Halliburton Company.............................          998,306
     48,291   Kinder Morgan Management, LLC+..................        1,435,704
     19,770   Murphy Oil Corporation..........................        1,657,319
     19,250   Nabors Industries Ltd.+.........................          673,173
     54,900   Noble Drilling Corporation+.....................        1,774,368
     11,860   Patterson-UTI Energy, Inc.+.....................          342,991
     51,800   Rowan Companies, Inc............................        1,056,202
     56,065   Smith International Inc.+.......................        1,752,592
     78,600   TotalFinaElf SA, Sponsored ADR..................        5,346,372
     32,300   Varco International, Inc.+......................          531,012
                                                                   ------------
              Total Energy....................................       33,969,151
                                                                   ------------
     FINANCIALS - 14.7%
          BANKS - 1.8%
     51,200   Bank of America Corporation.....................        3,573,760
    139,500   Bank One Corporation............................        5,380,515
     26,827   Fifth Third Bancorp.............................        1,703,515
                                                                   ------------
                                                                     10,657,790
                                                                   ------------
          DIVERSIFIED FINANCIALS - 8.5%
     95,300   American Express Company........................        3,466,061
    196,000   Charles Schwab Corporation......................        1,799,280
    353,924   Citigroup Inc...................................       13,077,492
     48,800   Countrywide Credit Industries, Inc..............        2,455,128
    132,735   E*TRADE Group Inc.+.............................          597,307
     89,250   Fannie Mae......................................        5,967,255
     97,650   Freddie Mac.....................................        6,013,287
     70,865   Goldman Sachs Group, Inc........................        5,073,934
     91,700   J.P. Morgan Chase & Company**...................        1,902,775
     64,350   MBNA Corporation................................        1,306,949
     54,700   Merrill Lynch & Company Inc.....................        2,075,865
    125,400   Morgan Stanley Dean Witter & Company ...........        4,880,568
      6,000   SLM Corporation.................................          616,440
                                                                   ------------
                                                                     49,232,341
                                                                   ------------
          INSURANCE - 4.4%
     81,765   AFLAC Inc.......................................        2,488,927
     90,675   Allstate Corporation............................        3,607,051
    112,550   American International Group Inc................        7,040,002
      2,401   Berkshire Hathaway, Class B+....................        5,906,460
     14,400   Everest Re Group Ltd............................          835,488
     19,900   Marsh & McLennan Companies, Inc.................          929,529
     23,850   Platinum Underwriters Holdings Ltd.+ ...........          598,635
     29,300   St. Paul Companies, Inc.........................          961,040
     38,610   Willis Group Holdings Ltd.+.....................        1,181,466
     26,425   XL Capital Ltd., Class A........................        2,012,264
                                                                   ------------
                                                                     25,560,862
                                                                   ------------
              Total Financials................................       85,450,993
                                                                   ------------
     HEALTH CARE - 14.6%
          HEALTH CARE EQUIPMENT & SERVICES - 6.1%
     43,085   AmerisourceBergen Corporation**.................        3,065,498
     64,260   Anthem, Inc.+...................................        4,048,380
    103,400   Applera Corporation-
                Applied Biosystems Group .....................        2,091,782
     17,000   Apria Healthcare Group Inc.+....................          414,630
     43,485   Cardinal Health Inc.............................        3,009,597
     89,900   Caremark Rx, Inc.+..............................        1,591,230
     72,900   Covance Inc.+...................................        1,624,212
     50,125   Guidant Corporation+............................        1,482,196
     16,400   HCA - The Healthcare Company....................          713,236
     63,100   Humana, Inc.+...................................          768,558
    108,715   McKesson Corporation............................        3,240,794
    129,530   Medtronic Inc...................................        5,802,944
     37,800   Oxford Health Plans, Inc.+......................        1,344,168
     12,500   Quest Diagnostics Inc.+.........................          797,875
     23,600   St. Jude Medical, Inc.+.........................          840,396
     15,000   STERIS Corporation+.............................          397,950
     54,845   Tenet Healthcare Corporation+...................        1,576,794
     24,205   UnitedHealth Group Inc..........................        2,201,445
                                                                   ------------
                                                                     35,011,685
                                                                   ------------
          PHARMACEUTICALS & BIOTECHNOLOGY - 8.5%
    109,050   Abbott Laboratories.............................        4,565,923
     82,650   Amgen, Inc.+....................................        3,848,184
     15,630   Biovail Corporation+............................          494,689
     41,665   Forest Laboratories, Inc.+......................        4,082,753
     44,215   Genentech, Inc.+................................        1,507,289
     45,135   Genzyme Corporation-General Division+ ..........        1,257,010
     49,750   IDEC Pharmaceuticals Corporation+...............        2,289,495
     65,150   Johnson & Johnson...............................        3,827,562
     33,950   Medimmune, Inc.+................................          867,423
     31,080   Novartis AG, ADR................................        1,179,175
     88,700   Perrigo Company+................................        1,117,620
    481,240   Pfizer Inc......................................       15,288,995
     61,950   Pharmacia Corporation...........................        2,663,850
     83,900   Serono SA, ADR..................................        1,178,795
     12,750   Teva Pharmaceutical Industries Ltd.,
                Sponsored ADR ................................          987,233
    129,455   Wyeth...........................................        4,336,743
                                                                   ------------
                                                                     49,492,739
                                                                   ------------
              Total Health Care...............................       84,504,424
                                                                   ------------
     INDUSTRIALS - 5.8%
          CAPITAL GOODS - 3.7%
      5,700   3M Company......................................          723,558
     22,700   Boeing Company..................................          675,325
      8,050   Danaher Corporation.............................          465,692
     25,300   Dover Corporation...............................          634,524
     23,025   General Dynamics Corporation....................        1,821,968
    104,075   General Electric Company........................        2,627,894
    110,100   Honeywell International Inc.....................        2,635,794
     52,800   Ingersoll-Rand Company, Class A.................        2,059,200
     21,455   Lockheed Martin Corporation.....................        1,242,244
     39,190   Northrop Grumman Corporation....................        4,041,665
     59,545   Raytheon Company................................        1,756,578
    207,700   Tyco International Ltd..........................        3,003,342
                                                                   ------------
                                                                     21,687,784
                                                                   ------------
          COMMERCIAL SERVICES & SUPPLIES - 1.7%
     42,300   Automatic Data Processing, Inc..................        1,799,019
     50,600   Concord EFS, Inc.+..............................          722,568
     86,750   First Data Corporation..........................        3,031,045
      4,950   H&R Block, Inc..................................          219,681
     14,350   Paychex, Inc....................................          413,567
    151,900   Waste Management Inc............................        3,496,738
                                                                   ------------
                                                                      9,682,618
                                                                   ------------
          TRANSPORTATION - 0.4%
     34,650   Canadian National Railway Company...............        1,478,516
     45,500   Canadian Pacific Railway Ltd....................          893,445
                                                                   ------------
                                                                      2,371,961
                                                                   ------------
              Total Industrials...............................       33,742,363
                                                                   ------------
     INFORMATION TECHNOLOGY - 15.0%
          COMMUNICATIONS EQUIPMENT - 1.1%
    421,675   Cisco Systems Inc.+.............................        4,714,326
    326,000   Lucent Technologies Inc.+.......................          400,980
     43,500   QUALCOMM Inc.+..................................        1,501,620
                                                                   ------------
                                                                      6,616,926
                                                                   ------------
          COMPUTERS & PERIPHERALS - 1.6%
    144,700   Apple Computer, Inc.+...........................        2,325,329
    180,550   Dell Computer Corporation+......................        5,165,536
     33,500   Hewlett-Packard Company.........................          529,300
     18,950   International Business Machines Corporation ....        1,495,913
                                                                    -----------
                                                                      9,516,078
                                                                   ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
    271,300   Flextronics International Ltd.+.................        2,268,068
     21,100   Millipore Corporation...........................          717,611
    282,000   Sanmina-SCI Corporation+........................          868,560
    134,900   Vishay Intertechnology, Inc.+...................        1,389,470
                                                                   ------------
                                                                      5,243,709
                                                                   ------------
          INTERNET SOFTWARE & SERVICES - 0.4%
     34,100   Overture Services, Inc.+........................          938,773
    108,385   Yahoo! Inc.+....................................        1,617,104
                                                                   ------------
                                                                      2,555,877
                                                                   ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.4%
     66,895   Analog Devices Inc.+............................        1,792,786
     15,610   Applied Materials, Inc.+........................          234,618
    148,900   Cypress Semiconductor Corporation+..............          836,818
    362,550   Intel Corporation...............................        6,272,115
     68,600   International Rectifier Corporation+ ...........        1,184,722
      6,550   KLA-Tencor Corporation+.........................          236,807
     42,250   Microchip Technology Inc.+......................        1,030,900
    170,850   Micron Technology Inc.+**.......................        2,733,600
     76,100   National Semiconductor Corporation+ ............        1,010,608
      7,450   Novellus System, Inc.+..........................          235,420
     60,600   QLogic Corporation+.............................        2,109,486
    127,700   RF Micro Devices, Inc.+.........................        1,084,045
     11,250   Samsung Electronics Company Ltd.................        3,185,371
     10,700   Samsung Electronics Company Ltd.,  GDR++ .......        1,514,820
     96,800   Texas Instruments Inc...........................        1,535,248
    126,700   Vitesse Semiconductor Corporation+..............          222,992
                                                                   ------------
                                                                     25,220,356
                                                                   ------------
          SOFTWARE - 6.6%
    115,200   Cadence Design Systems, Inc.+...................        1,166,976
    110,385   Electronic Arts Inc.+...........................        7,188,271
     33,435   Intuit Inc.+....................................        1,735,945
    419,710   Microsoft Corporation+..........................       22,441,894
     75,000   Oracle Corporation+.............................          764,250
     80,200   PeopleSoft Inc.+................................        1,451,620
     50,455   Rational Software Corporation+..................          334,012
      7,300   Reynolds and Reynolds Company, Class A .........          172,791
     80,700   SAP AG, Sponsored ADR...........................        1,544,598
     97,480   Satyam Computer Services Ltd....................          474,610
     82,400   Siebel Systems, Inc.+...........................          619,648
     16,200   VERITAS Software Corporation+...................          247,050
                                                                   ------------
                                                                     38,141,665
                                                                   ------------
              Total Information Technology....................       87,294,611
                                                                   ------------
          MATERIALS - 1.7%
     40,100   Air Products & Chemicals, Inc...................        1,772,420
     79,800   International Flavors & Fragrances, Inc. .......        2,677,290
     62,700   International Paper Company.....................        2,190,111
     53,900   Praxair, Inc....................................        2,937,550
                                                                   ------------
              Total Materials.................................        9,577,371
                                                                   ------------
          TELECOMMUNICATION SERVICES - 2.4%
     80,750   AT&T Corporation................................        1,052,980
    641,468   Nokia Oyj, Sponsored ADR........................       10,661,198
     78,100   Sprint Corporation-FON Group....................          970,002
     27,900   Sprint Corporation-PCS Group+...................           97,092
     83,900   Vodafone Group PLC, Sponsored ADR...............        1,335,688
                                                                   ------------
              Total Telecommunication Services................       14,116,960
                                                                   ------------
          UTILITIES - 0.7%
    119,400   Duke Energy Corporation.........................        2,446,506
    155,900   El Paso Corporation.............................        1,208,225
     11,600   Philadelphia Suburban Corporation...............          249,284
                                                                   ------------
              Total Utilities.................................        3,904,015
                                                                  -------------
              Total Common Stocks (Cost $615,602,446)               534,226,919
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS - 0.2%
  (Cost $1,954,217)
    174,100   Host Marriott Corporation.......................        1,427,620
                                                                  -------------
INVESTMENT COMPANY SECURITY - 0.3%  (Cost $1,651,092)
     58,900   Nasdaq-100 Index Tracking Stock+................        1,445,995
                                                                  -------------
PREFERRED STOCK - 0.1%  (Cost $958,392)
     41,800   News Corporation Ltd., Sponsored ADR ...........          826,386
                                                                  -------------
 PRINCIPAL
  AMOUNT
 ---------

COMMERCIAL PAPER - 0.9%
  (Cost $5,400,000)
$ 5,400,000   General Electric Capital Corporation,
                1.890% due 11/01/2002 ........................        5,400,000
                                                                  -------------
REPURCHASE AGREEMENT - 7.1%
  (Cost $41,126,000)
 41,126,000   Agreement with Credit Suisse First
                Boston Corporation, 1.820% dated
                10/31/2002, to be repurchased
                at $41,128,079 on 11/01/2002,
                collateralized by $42,234,533
                U.S. Treasury Bill, 1.390%
                due 04/17/2003
                (Market Value $41,960,572)....................       41,126,000
                                                                  -------------
TOTAL INVESTMENTS (Cost $666,692,147*) ............     100.7%      584,452,920
OTHER ASSETS AND LIABILITIES (NET) ................      (0.7)       (4,102,797)
                                                         ----     -------------
NET ASSETS ........................................     100.0%    $ 580,350,123
                                                        =====     ============

 * Aggregate cost for federal tax purposes is $679,026,548.
** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $3,147,520, representing 0.5% of the total net assets of the Fund (Collateral Value $3,575,250).
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933.

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                   FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                              CONTRACTS TO RECEIVE
-------------------------------------------------------------------------------
                                                                NET
                                                  IN         UNREALIZED
 EXPIRATION         LOCAL           VALUE IN   EXCHANGE     APPRECIATION
    DATE          CURRENCY          U.S. $     FOR U.S. $   OF CONTRACTS
-------------------------------------------------------------------------------

11/01/2002    INR    14,377,100     297,425     296,864    $       561
11/01/2002    KRW    33,395,510      27,408      27,203            205
11/04/2002    KRW   475,029,470     385,432     385,432              0
11/07/2002    EUR     1,845,000   1,826,550   1,753,122         73,428
11/07/2002    INR     7,471,747     154,425     154,425              0
                                                           -----------
                                                           $    74,194
                                                           -----------
                   FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                              CONTRACTS TO DELIVER
-------------------------------------------------------------------------------
                                                                NET
                                                  IN         UNREALIZED
 EXPIRATION         LOCAL           VALUE IN   EXCHANGE     (DEPRECIATION)
    DATE          CURRENCY          U.S. $     FOR U.S. $   OF CONTRACTS
-------------------------------------------------------------------------------

11/07/2002    EUR     2,440,000   1,959,320   2,187,460    $  (228,140)
01/31/2003    EUR       700,000     668,987     679,705        (10,718)
02/25/2003    KRW 1,650,000,000   1,306,447   1,330,307        (23,860)
04/15/2003    EUR       515,000     494,266     500,322         (6,056)
                                                           ------------
                                                           $  (268,774)
                                                           ------------
Net Unrealized Depreciation of Forward Foreign
  Currency Contracts                                       $   (194,580)
                                                           ============

                               GLOSSARY OF TERMS

              ADR       --      American Depository Receipt
              EUR       --      Euro
              GDR       --      Global Depository Receipt
              INR       --      Indian Rupee
              KRW       --      Korean Won

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

MID CAP STOCK FUND

OCTOBER 31, 2002

    SHARES                                                             VALUE
    ------                                                             -----

COMMON STOCKS - 92.4%

     CONSUMER DISCRETIONARY - 15.8%

          CONSUMER DURABLES & APPAREL - 7.6%
    165,000   Jones Apparel Group Inc.+.......................     $  5,715,600
    443,000   Mattel, Inc.....................................        8,133,480
    145,000   Nike Inc., Class B..............................        6,842,550
                                                                   ------------
                                                                     20,691,630
                                                                   ------------
          HOTELS, RESTAURANTS & LEISURE - 4.0%
    191,500   Papa John's International, Inc.+................        4,984,745
    258,000   Yum! Brands, Inc.+..............................        5,812,740
                                                                   ------------
                                                                     10,797,485
                                                                   ------------
          RETAILING - 4.2%
    295,000   J.C. Penney Company, Inc. (Holding  Company) ...        5,619,750
    225,000   Tiffany & Company...............................        5,890,500
                                                                   ------------
                                                                     11,510,250
                                                                   ------------
              Total Consumer Discretionary....................       42,999,365
                                                                   ------------
     CONSUMER STAPLES - 6.8%
          FOOD, BEVERAGE & TOBACCO - 3.3%
    158,000   Dean Foods Company+.............................        5,923,420
     47,000   Hershey Foods Corporation.......................        3,058,290
                                                                   ------------
                                                                      8,981,710
                                                                   ------------
          HOUSEHOLD & PERSONAL PRODUCTS - 3.5%
    102,000   Avon Products Inc...............................        4,945,980
    161,500   Estee Lauder Companies Inc., Class A** .........        4,702,880
                                                                   ------------
                                                                      9,648,860
                                                                   ------------
              Total Consumer Staples..........................       18,630,570
                                                                   ------------
     ENERGY - 6.2%
    169,000   Baker Hughes Inc................................        4,909,450
     39,200   ConocoPhillips..................................        1,901,200
    346,000   Ocean Energy Inc................................        6,445,980
    130,000   Unocal Corporation..............................        3,593,200
                                                                   ------------
              Total Energy....................... ............       16,849,830
                                                                   ------------
     FINANCIALS - 19.3%
          BANKS - 8.5%
    150,000   Astoria Financial Corporation...................        3,927,000
    204,750   Charter One Financial Inc.......................        6,199,830
    188,000   GreenPoint Financial Corporation................        8,191,160
    112,000   TCF Financial Corporation.......................        4,753,280
                                                                   ------------
                                                                     23,071,270
                                                                   ------------
          DIVERSIFIED FINANCIALS - 6.8%
    190,000   A.G. Edwards Inc................................        6,251,000
     93,000   Ambac Financial Group Inc.......................        5,747,400
    130,000   Countrywide Credit Industries, Inc..............        6,540,300
                                                                   ------------
                                                                     18,538,700
                                                                   ------------
     INSURANCE - 4.0%
    198,000   Fidelity National Financial, Inc................        5,979,600
    167,000   The PMI Group Inc...............................        4,976,600
                                                                   ------------
                                                                     10,956,200
                                                                   ------------
              Total Financials................................       52,566,170
                                                                   ------------
     HEALTH CARE - 12.5%
          HEALTH CARE EQUIPMENT & SERVICES - 9.6%
     91,000   AmerisourceBergen Corporation...................        6,474,650
    353,000   Covance Inc.+...................................        7,864,840
    107,000   Express Scripts Inc., Class A+..................        5,815,450
    164,000   Guidant Corporation+............................        4,849,480
    260,000   HEALTHSOUTH Corporation+........................        1,131,000
                                                                   ------------
                                                                     26,135,420
                                                                   ------------
          PHARMACEUTICALS & BIOTECHNOLOGY - 2.9%
    255,500   Mylan Laboratories Inc..........................        8,040,585
                                                                   ------------
              Total Health Care...............................       34,176,005
                                                                   ------------
     INDUSTRIALS - 10.2%
          CAPITAL GOODS - 5.8%
    290,000   Federal Signal Corporation......................        4,898,100
     52,000   Lincoln Electric Holdings, Inc..................        1,224,080
     86,000   Lockheed Martin Corporation.....................        4,979,400
    115,000   Teleflex Inc....................................        4,836,900
                                                                   ------------
                                                                     15,938,480
                                                                   ------------
          COMMERCIAL SERVICES & SUPPLIES - 4.4%
     70,000   Convergys Corporation+..........................        1,041,600
    278,000   IMS Health Inc..................................        4,181,120
    330,000   Republic Services Inc.+.........................        6,791,400
                                                                   ------------
                                                                     12,014,120
                                                                   ------------
              Total Industrials...............................       27,952,600
                                                                   ------------
     INFORMATION TECHNOLOGY - 14.4%
          COMMUNICATIONS EQUIPMENT - 0.6%
    189,600   CommScope Inc.+.................................        1,488,360
                                                                   ------------
          COMPUTERS & PERIPHERALS - 1.8%
    274,500   Electronics for Imaging Inc.+...................        5,001,390
                                                                   ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
    106,000   Arrow Electronics Inc.+.........................        1,391,780
     85,000   Diebold Inc.**..................................        3,030,250
                                                                   ------------
                                                                      4,422,030
                                                                   ------------

          IT CONSULTING & SERVICES - 2.3%
    501,000   Acxiom Corporation+.............................        6,312,600
                                                                   ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.5%
    280,000   Microchip Technology Inc.+......................        6,832,000
                                                                   ------------
          SOFTWARE - 5.6%
    330,000   BMC Software Inc.+..............................        5,260,200
    264,700   PeopleSoft Inc.+................................        4,791,070
    139,500   Synopsys Inc.+..................................        5,280,075
                                                                   ------------
                                                                     15,331,345
                                                                   ------------
              Total Information Technology....................       39,387,725
                                                                   ------------
     TELECOMMUNICATION SERVICES - 0.9%
     86,300   United States Cellular Corporation+ ............        2,381,880
                                                                   ------------
     UTILITIES - 6.3%
    113,000   FPL Group, Inc.**...............................        6,664,740
    290,000   NiSource Inc....................................        4,790,800
    206,200   Pinnacle West Capital Corporation...............        5,876,700
                                                                   ------------
              Total Utilities.................................       17,332,240
                                                                   ------------
              Total Common Stocks (Cost $230,291,092) ........      252,276,385
                                                                   ------------
PRINCIPAL
 AMOUNT
-----------
REPURCHASE AGREEMENT - 7.7%
  (Cost $21,062,000)
$21,062,000   Agreement with Credit Suisse First
                Boston Corporation, 1.820% dated
                10/31/2002, to be repurchased
                at $21,063,065 on 11/01/2002,
                collateralized by $21,629,717
                U.S.  Treasury Bill, 1.390%
                due  04/17/2003
               (Market Value $21,489,412)......................    $ 21,062,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $251,353,092*) ............     100.1%      273,338,385
OTHER ASSETS AND LIABILITIES (Net) ................      (0.1)         (397,494)
                                                        -----      ------------
NET ASSETS ........................................     100.0%     $272,940,891
                                                        =====      ============

-------------------
 * Aggregate cost for federal tax purposes is $253,226,932.
** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $5,039,033 representing 1.8% of the total net assets of the Fund (Collateral Value $5,220,500).
 + Non-income producing security.


See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

SMALL CAP STOCK FUND

OCTOBER 31, 2002

    SHARES                                                              VALUE
    ------                                                              -----

COMMON STOCKS - 99.4%

     CONSUMER DISCRETIONARY - 17.1%
          CONSUMER DURABLES & APPAREL - 5.3%
    436,600   Cutter & Buck Inc.+.............................      $  1,571,760
    219,055   K2 Inc.+........................................         2,190,550
    241,000   Quiksilver Inc.+................................         5,786,410
                                                                    ------------
                                                                       9,548,720
                                                                    ------------
          HOTELS, RESTAURANTS & LEISURE - 4.1%
    460,900   Intrawest Corporation...........................         6,268,240
    230,340   WestCoast Hospitality Corporation+..............         1,225,409
                                                                    ------------
                                                                       7,493,649
                                                                    ------------
          MEDIA - 4.2%
    230,200   Getty Images Inc.+..............................         6,597,532
  1,108,500   Sirius Satellite Radio Inc.+**..................         1,007,626
                                                                    ------------
                                                                       7,605,158
                                                                    ------------
          RETAILING - 3.5%
    466,900   Building Materials Holding Corporation+ ........         5,747,539
     34,900   West Marine, Inc.+..............................           494,882
                                                                    ------------
                                                                       6,242,421
                                                                    ------------
              Total Consumer Discretionary....................        30,889,948
                                                                    ------------
          CONSUMER STAPLES - 1.1%
Food & Drug Retailing - 1.1%
     41,000   Whole Foods Market, Inc.+.......................         1,912,814
                                                                    ------------
          ENERGY - 1.3%
    218,162   Hanover Compressor Company+.....................         2,288,520
                                                                    ------------
     FINANCIALS - 3.5%
          DIVERSIFIED FINANCIALS - 3.5%
    322,617   American Capital Strategies Ltd.**..............         6,342,650
                                                                    ------------
     HEALTH CARE - 23.4%
          HEALTH CARE EQUIPMENT & SERVICES - 5.1%
     74,200   DIANON Systems, Inc.+...........................         2,968,000
    427,700   SonoSite Inc.+..................................         6,312,424
                                                                    ------------
                                                                       9,280,424
                                                                    ------------
          PHARMACEUTICALS & BIOTECHNOLOGY - 18.3%
    157,000   Antigenics Inc.+................................         1,486,790
    827,500   Corixa Corporation+.............................         7,075,125
     86,400   CuraGen Corporation+............................           327,456
  1,394,500   Dendreon Corporation+...........................         4,713,410
    369,600   DUSA Pharmaceuticals Inc.+**....................           547,008
    468,000   Emisphere Technologies Inc.+**..................         1,811,160
    506,000   Incyte Genomics Inc.+...........................         2,499,640
    134,400   Medicis Pharmaceutical Corporation, Class A+ ...         6,168,960
    114,600   Neose Technologies Inc.+........................           842,310
    705,900   Pain Therapeutics Inc.+.........................         2,745,951
    459,500   Pharmacyclics Inc.+.............................         1,185,510
    430,700   Zymogenetics Inc.+**............................         3,738,476
                                                                    ------------
                                                                      33,141,796
                                                                    ------------
              Total Health Care...............................        42,422,220
                                                                    ------------
     INDUSTRIALS - 10.8%
          CAPITAL GOODS - 1.2%
    119,920   Electro Scientific Industries Inc.+ ............         2,240,105
                                                                    ------------
          COMMERCIAL SERVICES & SUPPLIES - 7.0%
    682,100   Digimarc Corporation+...........................         8,764,985
  1,555,000   Edison Schools Inc.+............................           699,750
    579,795   First Consulting Group Inc.+....................         3,159,883
                                                                    ------------
                                                                      12,624,618
                                                                    ------------
          TRANSPORTATION - 2.6%
    147,800   Expeditors International of Washington Inc.              4,657,178
                                                                    ------------
              Total Industrials...............................        19,521,901
                                                                    ------------
     INFORMATION TECHNOLOGY - 40.7%++
          COMPUTERS & PERIPHERALS - 1.4%
    356,100   Advanced Digital Information Corporation+ ......         2,521,188
                                                                    ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
    231,700   Microvision Inc.+**.............................         1,065,820
                                                                    ------------
          INTERNET SOFTWARE & SERVICES - 7.7%
  2,408,325   Click2learn Inc.+...............................         1,998,910
  3,335,000   Corillian Corporation+..........................         5,002,500
  1,052,300   Interwoven, Inc.+...............................         2,061,455
  4,433,100   Intraware Inc.+**...............................         4,433,100
    966,500   Primus Knowledge Solutions Inc.+................           347,940
                                                                    ------------
                                                                      13,843,905
                                                                    ------------
          IT CONSULTING & SERVICES - 5.8%
     63,300   Cognizant Technology Solutions Corporation+** ..         4,188,561
  2,627,800   Lionbridge Technologies, Inc.+..................         6,359,276
                                                                    ------------
                                                                      10,547,837
                                                                    ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.4%
    366,550   Credence Systems Corporation+...................         3,053,362
    307,200   FEI Company+....................................         4,930,560
    914,900   Pixelworks Inc.+................................         5,214,930
    120,300   Rudolph Technologies, Inc.+.....................         2,054,724
                                                                    ------------
                                                                      15,253,576
                                                                    ------------
          SOFTWARE - 16.8%
  2,826,100   BSQUARE Corporation+............................         3,278,276
    381,800   Business Objects S.A., Sponsored ADR+ ..........         5,688,820
    363,400   E.piphany, Inc.+................................         1,453,600
    887,100   Informatica Corporation+........................         4,612,920
    374,450   Made2Manage Systems Inc.+.......................         1,228,196
    417,089   NetIQ Corporation+..............................         5,885,126
    911,800   Nuance Communications Inc.+.....................         2,005,960
  3,146,900   ONYX Software Corporation+......................         6,262,331
                                                                    ------------
                                                                      30,415,229
                                                                    ------------
              Total Information Technology....................        73,647,555
                                                                    ------------
          TELECOMMUNICATION SERVICES - 1.5%
  1,779,800   Gilat Satellite Networks Ltd.+**................           800,910
  1,925,280   Latitude Communications Inc.+...................         1,925,280
                                                                    ------------
              Total Telecommunication Services................         2,726,190
                                                                    ------------
              Total Common Stocks (Cost $366,520,393)                179,751,798
                                                                    ------------
TOTAL INVESTMENTS (Cost $366,520,393*) ............       99.4%      179,751,798
OTHER ASSETS AND LIABILITIES (NET) ................        0.6         1,158,873
                                                         -----      ------------
NET ASSETS ........................................      100.0%     $180,910,671
                                                         =====      ============
-----------------
 * Aggregate cost for federal tax purposes is $373,753,031.
** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $12,033,008 representing 6.7% of the total net assets of the Fund (Collateral Value $15,175,251).
 + Non-income producing security.
++ Investments in the Information Technology sector as of October 31, 2002 are 40.7% of the total net assets of the Fund.

                               GLOSSARY OF TERMS
    ADR      --  American Depository Receipt

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INTERNATIONAL GROWTH FUND

OCTOBER 31, 2002

    SHARES                                                              VALUE
    ------                                                              -----
COMMON STOCKS - 96.9%

     UNITED KINGDOM - 19.9%
    111,000   ARM Holdings PLC+..............................       $     98,118
     87,900   AstraZeneca PLC................................          3,261,919
    132,200   AstraZeneca PLC (F)............................          4,932,834
        300   AstraZeneca PLC, Sponsored ADR.................             11,265
    262,169   BAE SYSTEMS PLC................................            763,931
    162,600   Barclays PLC...................................          1,124,396
    299,000   BG Group PLC...................................          1,192,856
    381,884   BHP Billiton PLC...............................          1,864,072
     73,100   BOC Group PLC..................................          1,028,144
    105,900   Brambles Industries Ltd., PLC..................            347,930
    210,200   Centrica PLC...................................            598,523
    153,600   Compass Group PLC..............................            680,672
     21,400   GlaxoSmithKline PLC**..........................            408,461
     99,300   HBOS PLC.......................................          1,099,138
     45,416   Lloyds TSB Group PLC...........................            390,794
    141,300   Marks & Spencer Group PLC......................            827,334
    181,300   National Grid Group PLC........................          1,290,583
    183,000   Pearson PLC....................................          1,952,595
    171,500   Prudential PLC.................................          1,226,188
    238,500   Reuters Group PLC..............................            703,358
    145,100   Royal Bank of Scotland Group PLC...............          3,414,223
     46,000   Shire Pharmaceuticals Group PLC+...............            370,631
    199,840   Smiths Group PLC...............................          2,293,291
    136,800   Standard Chartered PLC.........................          1,592,340
    194,000   TI Automotive Ltd., Class A+...................
    173,400   Unilever PLC...................................          1,713,165
  5,278,319   Vodafone Group PLC.............................          8,485,045
     31,000   Xstrata PLC+...................................            321,553
                                                                    ------------
                                                                      41,993,359
                                                                    ------------
     JAPAN - 18.1%+++
     24,300   ACOM Company Ltd.++............................            751,775
     29,810   Advantest Corporation..........................            980,639
     88,000   AEON Company Ltd...............................          2,162,178
     13,365   Aiful Corporation++............................            561,848
     21,000   Canon Inc......................................            774,819
     21,900   Chubu Electric Power Company Inc...............            365,578
     67,087   Chugai Pharmaceutical Company Ltd..............            548,717
      6,000   DAI NIPPON PRINTING Company Ltd................             61,319
    129,000   Daiwa Securities Group Inc.....................            602,321
     10,700   Fuji Soft ABC Inc..............................            161,584
     14,800   Hirose Electric Company Ltd....................          1,043,801
    163,000   Hitachi Ltd....................................            637,332
     16,500   Hoya Corporation...............................          1,132,719
    155,000   Japan Airlines System Corporation+** ..........            321,372
        169   Japan Telecom Company Ltd......................            444,206
     32,400   Kansai Electric Power Company, Inc. ...........            458,602
      3,110   Keyence Corporation............................            514,838
    139,000   Mitsubishi Estate Company Ltd..................          1,039,328
    368,000   Mitsubishi Heavy Industries Ltd.**.............            781,022
    264,000   Mitsubishi Motors Corporation+**...............            512,889
    169,000   Mitsui Fudosan Company Ltd.....................          1,295,372
    175,000   Mitsui Sumitomo Insurance Company Ltd. ........            727,107
      9,400   Murata Manufacturing Company Ltd...............            444,272
    148,000   NEC Corporation................................            543,646
    279,000   Nikko Cordial Corporation......................          1,118,222
     49,200   Nikon Corporation..............................            343,780
      7,200   Nintendo Company Ltd...........................            693,517
    346,000   Nissan Motor Company Ltd.......................          2,657,713
     19,700   Nitto Denko Corporation........................            519,411
    111,000   Nomura Securities Company Ltd..................          1,277,569
        742   NTT DoCoMo Inc.................................          1,368,846
     22,800   ORIX Corporation...............................          1,289,764
        600   Promise Company Ltd............................             19,444
     13,900   Rohm Company Ltd...............................          1,750,745
     55,000   Sankyo Company Ltd.............................            648,294
    124,000   Sekisui House Ltd..............................            911,987
        800   Shimamura Company Ltd..........................             51,197
     11,800   Shin-Etsu Chemical Company Ltd.................            364,096
     91,000   Shionogi & Company Ltd.........................          1,043,662
     42,690   Sony Corporation...............................          1,836,450
    110,000   Suzuki Motor Corporation.......................          1,177,166
     22,200   TDK Corporation................................            871,646
     43,800   Tokyo Electron Ltd.**..........................          1,766,214
    168,000   Tokyu Corporation**............................            589,685
    216,000   Toray Industries Inc...........................            463,716
      3,000   Ushio Inc......................................             31,370
     35,000   Yamato Transport Company, Ltd..................            498,547
                                                                    ------------
                                                                      38,160,325
                                                                    ------------
     NETHERLANDS - 10.8%
    134,658   ABN AMRO Holding NV............................          1,977,656
    301,893   AEGON NV.......................................          4,092,925
     73,400   ASML Holding NV (F)+...........................            631,240
     32,500   Hagemeyer NV...................................            246,219
     42,000   Heineken Holding NV, Class A...................          1,228,675
     61,125   Heineken NV....................................          2,455,846
     63,200   ING Groep NV...................................          1,057,120
    307,700   Koninklijke (Royal) KPN NV+....................          1,950,225
     42,800   Koninklijke (Royal) Philips Electronics  NV+ ..            767,184
      4,600   Koninklijke (Royal) Philips Electronics  NV (F)             81,420
     21,500   Koninklijke Numico NV+.........................            342,801
    101,100   Royal Dutch Petroleum Company..................          4,373,318
      9,300   Royal Dutch Petroleum Company (F)..............            397,854
     25,100   STMicroelectronics NV..........................            493,717
     58,200   STMicroelectronics NV (F)......................          1,155,619
     15,000   Unilever NV....................................            961,852
     22,768   VNU NV.........................................            611,268
                                                                    ------------
                                                                      22,824,939
                                                                    ------------
     SWITZERLAND - 9.1%
    104,397   Compagnie Financiere Richemont AG, A Units ....          1,803,375
     52,243   Credit Suisse Group............................            998,010
     10,046   Holcim Ltd., Class B...........................          1,548,220
     13,536   Nestle SA......................................          2,902,163
     89,527   Novartis AG....................................          3,414,445
     14,000   Roche Holding AG...............................            991,065
     55,226   Swiss Reinsurance Company......................          3,834,645
      9,371   Swisscom AG....................................          2,786,815
     17,856   UBS AG.........................................            850,954
                                                                    ------------
                                                                      19,129,692
                                                                    ------------
     FRANCE - 8.6%
     24,800   Accor SA.......................................            880,477
     34,200   BNP Paribas SA.................................          1,363,569
     78,700   Bouygues SA++..................................          2,072,385
     10,500   Carrefour SA...................................            487,477
     14,600   Essilor International SA.......................            587,748
      8,200   Groupe Danone..................................          1,063,806
     12,662   L'Air Liquide SA...............................          1,622,609
     33,400   Renault SA.....................................          1,571,149
     98,800   Sanofi-Synthelabo SA...........................          6,041,868
     21,400   Schneider Electric SA..........................            991,829
     13,200   Societe Television Francaise 1.................            339,879
     95,700   Vivendi Universal SA...........................          1,175,198
                                                                    ------------
                                                                      18,197,994
                                                                    ------------
     HONG KONG - 3.7%+++
    187,000   Cheung Kong Holdings Ltd.......................          1,240,816
    229,500   China Mobile (Hong Kong) Ltd.+.................            563,517
    692,000   Hang Lung Properties Ltd.**....................            674,334
    114,400   Hang Seng Bank Ltd.............................          1,235,809
    329,000   Hongkong Land Holdings Ltd.....................            454,020
    169,200   Hutchison Whampoa Ltd..........................          1,041,351
    647,000   Johnson Electric Holdings Ltd..................            684,406
    590,000   Li & Fung Ltd..................................            586,286
    458,000   Shangri-La Asia Ltd.++.........................            281,879
     72,000   Sung Hung Kai Properties Ltd...................            448,667
    165,300   Swire Pacific Ltd., Class A....................            695,188
                                                                    ------------
                                                                       7,906,273
                                                                    ------------
     GERMANY - 3.7%
     14,000   Aixtron AG.....................................             83,326
      5,600   Allianz AG.....................................            588,300
     18,900   Bayerische Motoren Werke (BMW) AG..............            674,752
     35,400   DaimlerChrysler AG.............................          1,218,247
     72,800   Deutsche Telekom AG............................            831,262
     13,600   Epcos AG+......................................            142,496
     38,300   Infineon Technologies AG+......................            373,605
      1,200   Infineon Technologies, ADR.....................             11,652
     32,000   Metro AG**.....................................            749,794
      3,600   Muenchener Rueckversicherungs-Gesellschaft AG .            460,120
     37,500   Siemens AG**...................................          1,774,785
     80,800   ThyssenKrupp AG................................            845,792
                                                                    ------------
                                                                       7,754,131
                                                                    ------------
     AUSTRALIA - 3.0%+++
     92,400   Australia & New Zealand Banking Group  Ltd. ...            965,684
     75,240   BHP Billiton Ltd...............................            404,655
     97,100   Brambles Industries Ltd........................            369,167
    344,802   Foster's Brewing Group Ltd.....................            909,025
     37,000   National Australia Bank Ltd....................            705,820
     55,747   News Corporation Ltd...........................            329,212
     12,400   News Corporation Ltd., Sponsored ADR ..........            288,052
    112,690   QBE Insurance Group Ltd.++.....................            481,602
     30,442   Westpac Banking Corporation Ltd................            239,924
    100,000   WMC Ltd........................................            421,264
    173,700   Woolworths Ltd.................................          1,186,780
                                                                    ------------
                                                                       6,301,185
                                                                    ------------
     CANADA - 2.7%
     76,800   Abitibi-Consolidated Inc.......................            487,641
      8,600   Alcan Inc......................................            240,891
     91,400   BCE Inc........................................          1,576,386
     15,000   Bombardier Inc., Class B+......................             49,729
      6,500   Inco Ltd.+.....................................            123,524
     35,600   Suncor Energy Inc..............................            515,075
     66,100   TELUS Corporation..............................            466,992
     82,800   Thomson Corporation............................          2,287,541
     16,300   Zarlink Semiconductor Inc.+....................             42,377
                                                                    ------------
                                                                       5,790,156
                                                                    ------------
     FINLAND - 2.6%
    258,400   Nokia Oyj......................................          4,388,680
     36,500   UPM-Kymmene Oyj................................          1,183,809
                                                                    ------------
                                                                       5,572,489
                                                                    ------------
     SINGAPORE - 2.4%+++
    114,000   DBS Group Holdings Ltd.........................            800,603
    135,000   DBS Group Holdings Ltd., ADR++.................            948,078
     82,000   Singapore Airlines Ltd.........................            510,854
     64,000   Singapore Press Holdings Ltd...................            717,688
    409,000   Singapore Technologies Engineering Ltd. .......            428,534
  2,099,880   Singapore Telecommunications Ltd.  (F)+,++ ....          1,721,902
                                                                    ------------
                                                                       5,127,659
                                                                    ------------
     SPAIN - 2.4%
     22,300   Altadis SA.....................................           463,989
    214,400   Banco Bilbao Vizcaya Argentaria SA.............          2,042,571
     79,200   Industria de Diseno Textil SA (Inditex)+ ......          1,780,444
     82,855   Telefonica SA+.................................            786,071
                                                                    ------------
                                                                       5,073,075
                                                                    ------------
     SOUTH KOREA - 2.1%+++
     35,270   Hyundai Motor Company Ltd.,  GDR++** ..........            451,456
     10,596   Samsung Electronics Company Ltd................          3,000,194
      6,310   Samsung Electronics Company Ltd., GDR** .......            900,753
                                                                    ------------
                                                                       4,352,403
                                                                    ------------
     ITALY - 1.5%
     17,600   Assicurazioni Generali SpA.....................            313,734
    202,150   Eni SpA........................................          2,806,720
                                                                    ------------
                                                                       3,120,454
                                                                    ------------
     MEXICO - 1.4%
     47,600   America Movil SA de C.V., Series L, ADR .......            639,744
     75,300   Telefonos de Mexico SA, Class L,
                Sponsored ADR ...............................          2,296,650
                                                                    ------------
                                                                       2,936,394
                                                                    ------------
     SWEDEN - 1.1%
     85,700   Assa Abloy AB, B Shares........................            846,515
     99,000   ForeningsSparbanken AB.........................          1,091,345
     31,500   Svenska Handlesbanken AB, A Shares.............            402,256
     11,739   Telefonaktiebolaget LM Ericsson, B Shares+ ....              9,481
      2,504   Telefonaktiebolaget LM Ericsson, Sponsored ADR+             19,756
                                                                    ------------
                                                                       2,369,353
                                                                    ------------
     IRELAND - 0.8%
     32,892   Allied Irish Banks PLC.........................            462,547
     68,860   CRH PLC........................................            869,470
     28,300   Irish Life & Permanent PLC.....................            336,314
                                                                    ------------
                                                                       1,668,331
                                                                    ------------
     NORWAY - 0.8%
     13,300   Norsk Hydro ASA................................            512,403
    152,300   Statoil ASA....................................          1,105,934
                                                                    ------------
                                                                       1,618,337
                                                                    ------------
     BRAZIL - 0.6%
     25,197   Companhia Vale do Rio Doce, ADR+...............            663,941
     25,000   Companhia Vale do Rio Doce, Sponsored  ADR ....            637,500
                                                                    ------------
                                                                       1,301,441
                                                                    ------------
     TAIWAN - 0.4%+++
     15,435   Asustek Computer Inc., GDR**...................             31,951
    117,244   Taiwan Semiconductor Manufacturing
                Company Ltd., Sponsored ADR+ ................            916,848
                                                                    ------------
                                                                         948,799
                                                                    ------------
     GREECE - 0.4%
     79,600   Hellenic Telecommunications Organization  SA ..            895,506
                                                                    ------------
     RUSSIA - 0.3%
     10,700   OAO Lukoil Holdings, Sponsored ADR. ...........            698,977
                                                                    ------------
     NEW ZEALAND - 0.2%+++
    136,800   Telecom Corporation of New Zealand Ltd. .......            336,564
                                                                    ------------
     LUXEMBOURG - 0.1%
     63,600   SES GLOBAL, FDR................................            321,221
                                                                    ------------
     PORTUGAL - 0.1%
     23,400   Vodafone Telecel-Comunicacoes SA+..............            161,288
                                                                    ------------
     DENMARK - 0.1%
      4,700   Novo Nordisk A/S, Class B......................            129,643
                                                                    ------------
              Total Common Stocks (Cost $241,338,982) .......        204,689,988
                                                                    ------------
PREFERRED STOCK - 0.4%
  (Cost $551,495)

     SOUTH KOREA - 0.4%+++
      6,100   Samsung Electronics Company Ltd................            821,036
                                                                    ------------
CONVERTIBLE PREFERRED STOCK - 0.0% ***
  (Cost $162,666)
     SOUTH KOREA - 0.0%+++***
 18,000,000   Sanwa International Finance Bermuda
                Trust, Conv. Pfd., 1.250%
                due 08/01/2005 (F)+ .........................             36,182
                                                                    ------------

 PRINCIPAL
  AMOUNT
----------

REPURCHASE AGREEMENT - 2.4%
  (Cost $4,963,000)

$ 4,963,000   Agreement with Credit Suisse
                First Boston Corporation, 1.820%
                dated 10/31/2002, to be repurchased
                at $4,963,251 on 11/01/2002,
                collateralized by $5,096,775
                U.S.  Treasury Bill, 1.390%
                due  04/17/2003  (Market Value $5,063,714)..........   4,963,000

TOTAL INVESTMENTS (Cost $247,016,143*) ....................  99.7%   210,510,206
OTHER ASSETS AND LIABILITIES (NET) ........................   0.3        729,572
                                                            -----   ------------
NET ASSETS ................................................ 100.0%  $211,239,778
                                                            =====   ============

-----------------
  * Aggregate cost for federal tax purposes is $249,481,627.
 ** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $5,036,150 representing 2.4% of the total net assets of the Fund (Collateral Value $5,212,645).
*** Amount represents less than 0.1% of total net assets. + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933.
+++ Investments in the areas of the Pacific Rim as of October 31, 2002 are 30.3% of the total net assets of the Fund.

See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

OCTOBER 31, 2002

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                   FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                              CONTRACTS TO RECEIVE
-------------------------------------------------------------------------------
                                                                      NET
                                                  IN              UNREALIZED
 EXPIRATION         LOCAL           VALUE IN   EXCHANGE         (DEPRECIATION)
    DATE          CURRENCY          U.S. $     FOR U.S. $        OF CONTRACTS
-------------------------------------------------------------------------------

11/01/02    EUR      47,084         46,625      46,314            $    311
11/04/02    EUR     263,282        260,683     259,251               1,432
11/21/02    EUR   1,572,628      1,556,040   1,502,540              53,500
11/22/02    EUR   1,508,612      1,492,641   1,467,346              25,295
11/26/02    EUR   2,623,736      2,595,550   2,546,198              49,352
12/04/02    EUR     811,302        802,296     780,878              21,418
12/09/02    AUD   1,615,915        893,795     865,290              28,505
12/09/02    EUR     899,615        889,404     885,205               4,199
12/12/02    EUR   1,367,110      1,351,388   1,333,967              17,421
01/15/03    EUR     813,045        802,443     794,695               7,748
03/12/03    EUR   1,266,392      1,246,991   1,211,967              35,024
03/31/03    EUR   3,815,348      3,753,768   3,677,661              76,107
04/22/03    EUR     817,469        803,556     782,392              21,164
                                                                  --------
                                                                  $341,476
                                                                  ---------
                   FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                              CONTRACTS TO RECEIVE
--------------------------------------------------------------------------------
                                                                      NET
                                                  IN              UNREALIZED
 EXPIRATION         LOCAL           VALUE IN   EXCHANGE         (DEPRECIATION)
    DATE          CURRENCY          U.S. $     FOR U.S. $        OF CONTRACTS
-------------------------------------------------------------------------------

11/01/02    CAD     192,711        123,096     122,978                (119)
11/01/02    EUR      42,981         42,562      42,328                (234)
11/01/02    JPY   5,862,572         47,856      47,770                 (86)
11/04/02    CAD     325,290        208,649     208,713                  64
11/05/02    EUR      12,867         12,739      12,733                  (6)
11/05/02    JPY   8,053,638         65,754      65,606                (148)
11/06/02    JPY  10,506,913         85,787      85,648                (139)
11/21/02    CAD   1,662,263      1,061,179   1,060,868                (311)
11/21/02    JPY  55,571,600        454,050     441,673             (12,377)
11/22/02    JPY 179,766,300      1,468,856   1,467,346              (1,510)
11/26/02    JPY 302,338,420      2,470,840   2,546,198              75,358
12/04/02    MXN   7,545,353        738,569     780,878              42,309
12/09/02    JPY 207,092,400      1,693,466   1,750,495              57,029
12/12/02    GBP     858,955      1,340,330   1,333,967              (6,363)
01/15/03    JPY  98,240,184        804,654     794,695              (9,959)
03/12/03    JPY 148,053,854      1,215,289   1,211,967              (3,322)
03/31/03    JPY 450,554,560      3,701,393   3,677,662             (23,731)
04/22/03    JPY  98,096,370        806,512     782,392             (24,120)
                                                                 ----------
                                                                 $  92,335
                                                                 ---------
Net Unrealized Appreciation of Forward Foreign
  Currency Contracts                                             $  433,811
                                                                 ==========



AS OF OCTOBER 31, 2002, SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                            % OF
        SECTOR DIVERSIFICATION           NET ASSETS               VALUE
        ----------------------           ----------               -----
COMMON STOCKS:
Telecommunication Services ...........      13.0%             $27,383,404
Pharmaceuticals & Biotechnology ......      10.3               21,802,804
Banks ................................      10.3               21,705,717
Materials ............................       6.4               13,610,308
Semiconductor Equipment & Products ...       5.9               12,548,827
Insurance ............................       5.7               12,060,935
Food, Beverage & Tobacco .............       5.7               12,041,322
Energy ...............................       5.6               11,603,137
Capital Goods ........................       4.7                9,932,982
Media ................................       4.1                8,726,012
Automobiles & Components .............       3.9                8,263,372
Diversified Financials ...............       3.5                7,373,251
Retailing ............................       2.9                6,157,233
Consumer Durables & Apparel ..........       2.9                6,093,933
Real Estate Investment Trusts ........       2.4                5,152,537
Electronic Equipment & Instruments ...       2.3                4,787,104
Communications Equipment .............       2.1                4,417,917
Utilities ............................       1.3                2,713,286
Other ................................       3.9                8,315,907
                                            ----              -----------
TOTAL COMMON STOCKS ..................      96.9              204,689,988
PREFERRED STOCKS .....................       0.4                  821,036
CONVERTIBLE PREFERRED STOCKS .........       0.0***                36,182
REPURCHASE AGREEMENT .................       2.4                4,963,000
                                           -----            -------------
TOTAL INVESTMENTS ....................      99.7              210,510,206
OTHER ASSETS AND LIABILITIES (NET) ...       0.3                  729,572
                                           -----            -------------
NET ASSETS ...........................     100.0%            $211,239,778
                                           =====             ============
---------------
  *** Amount represents less than 0.1% of total net assets.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

           ADR   --   American Depository Receipt
           AUD   --   Australian Dollar
           CAD   --   Canadian Dollar
           EUR   --   Euro
           (F)   --   Foreign Shares
           FDR   --   Fiduciary Depository Receipt
           GBP   --   Great Britain Pound Sterling
           GDR   --   Global Depository Receipt
           JPY   --   Japanese Yen
           MXN   --   Mexican Peso
           USD   --   United States Dollar
--------------------------------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

SHORT TERM INCOME FUND

OCTOBER 31, 2002

  PRINCIPAL
   AMOUNT                                                              VALUE
  ---------                                                            -----

CORPORATE BONDS AND NOTES - 60.4%

     FINANCIAL SERVICES - 11.4%
$ 1,000,000   Bear Stearns Company, Inc., Note,
                6.200% due 03/30/2003** .........................  $  1,016,019
              CIT Group Inc., Sr. Note:
  1,000,000     6.375% due 11/15/2002 ...........................     1,000,644
  1,500,000     7.375% due 04/02/2007 ...........................     1,550,985
  2,000,000     7.625% due 08/16/2005 ...........................     2,079,006
              Household Finance Corporation, Note:
  3,500,000     5.750% due 01/30/2007** .........................     3,115,899
  1,500,000     7.875% due 03/01/2007 ...........................     1,422,053
  1,500,000   Merrill Lynch & Company Inc., Series B,
                Note, 8.300% due 11/01/2002 .....................     1,500,000
  3,500,000   Rollins Truck Leasing Corporation, Deb.,
                8.375% due 02/15/2007*** ........................     4,140,812
  1,000,000   Salomon Smith Barney Holdings Inc., Note,
                6.125% due 01/15/2003 ...........................     1,008,265
                                                                   ------------
                                                                     16,833,683
                                                                   ------------
     BANKS - 7.5%
  3,000,000   J.P. Morgan Chase & Company, Note,
                5.350% due 03/01/2007 ...........................     3,160,956
  3,500,000   MBNA America Bank N.A., Note,
                6.500% due 06/20/2006 ...........................     3,629,703
  1,000,000   Northern Trust Company, Sub. Note,
                6.500% due 05/01/2003 ...........................     1,022,845
  3,000,000   Wachovia Corporation, Sr. Unsub. Note,
                6.700% due 06/21/2004** .........................     3,214,671
                                                                   -----------
                                                                     11,028,175
                                                                   ------------
     INFORMATION TECHNOLOGY - 5.5%
  4,000,000   Analog Devices, Inc., Conv. Sub. Note,
                4.750% due 10/01/2005*** ........................     3,935,000
  3,000,000   Computer Science Corporation, Note,
                6.750% due 06/15/2006** .........................     3,202,059
  1,000,000   Sony Corporation, Unsub. Note,
                6.125% due 03/04/2003 ...........................     1,014,300
                                                                   ------------
                                                                      8,151,359
                                                                   ------------
     REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 5.4%
  3,000,000   Nationwide Health Properties Inc., Note,
                9.750% due 03/20/2008 ...........................     3,518,490
  2,750,000   Shurgard Storage Centers Inc., Note,
                7.500% due 04/25/2004 ...........................     2,900,774
  1,500,000   Sun Communities Inc., Sr. Note,
                7.625% due 05/01/2003 ...........................     1,531,671
                                                                   ------------
                                                                      7,950,935
                                                                   ------------
    FOOD - 3.7%
  2,000,000   ConAgra Inc., Sr. Note,
                9.875% due 11/15/2005 ...........................     2,389,276
  2,000,000   Philip Morris Companies Inc., Note,
                7.500% due 04/01/2004 ...........................     2,109,260
  1,000,000   Tyson Foods, Inc., Note,
                6.000% due 01/15/2003 ...........................     1,004,801
                                                                   ------------
                                                                      5,503,337
                                                                   ------------
     UTILITIES - 3.0%
  1,500,000   Texas-New Mexico Power Company, Sr.  Note,
                6.250% due 01/15/2009 ...........................     1,371,915
  1,000,000   United Illuminating Company, Note,
                6.000% due 12/15/2003 ...........................     1,036,062
  2,000,000   Wisconsin Electric Power Company, Deb.,
                6.625% due 12/01/2002 ...........................     2,005,928
                                                                   ------------
                                                                      4,413,905
                                                                   ------------
     AEROSPACE/DEFENSE - 2.9%
  4,250,000   Boeing Capital Corporation, Sr. Note,
                5.650% due 05/15/2006 ...........................     4,358,664
                                                                   ------------
     RETAIL - 2.8%
  3,500,000   Dayton Hudson Corporation, Deb.,
                8.500% due 12/01/2022 ...........................     3,642,289
    500,000   Federated Department Stores Inc.,
                 Bond, 6.790% due 07/15/2027 ....................       531,102
                                                                   ------------
                                                                      4,173,391
                                                                   ------------
     AIRLINES - 2.8%
  4,000,000   Southwest Airlines Company, Pass-thru
                Certificates, 5.496% due 11/01/2006 .............     4,161,634
                                                                   ------------
     CABLE TV - 2.7%
  4,000,000   AOL Time Warner Inc., Note,
                6.150% due 05/01/2007 ...........................    3,961,012
                                                                   ------------
     PAPER/FOREST PRODUCTS - 2.5%
  3,500,000   Weyerhaeuser Company, Note, 6.000% due 08/01/2006 .     3,676,603
                                                                   ------------
     AUTO MANUFACTURING & PARTS - 2.5%
  4,000,000   Ford Motor Credit  Company, Note,
                6.500% due 01/25/2007** .........................     3,626,248
                                                                   ------------
     PIPELINES - 1.9%
  3,000,000   El Paso Natural Gas Company, Note,
                6.750% due 11/15/2003*** ........................     2,760,780
                                                                   ------------
     SERVICES - 1.7%
  2,750,000   Interpublic Group Companies, Inc., Note,
                7.875% due 10/15/2005*** ........................     2,539,988
                                                                   ------------
     OIL/ENERGY - 1.3%
    900,000   PDVSA Finance Ltd., Bond, 6.450% due 02/15/2004 ...      880,875
  1,000,000   Union Texas Petroleum Holdings, Inc.,
                Series A, MTN, 6.600% due 12/04/2002 ............     1,003,113
                                                                   ------------
                                                                      1,883,988
                                                                   ------------
     TELECOMMUNICATIONS - 0.8%
  1,500,000   TELUS Corporation, Note, 7.500% due 06/01/2007 ....     1,245,000
                                                                   ------------
     CHEMICALS/MINING/MACHINERY - 0.7%
  1,000,000   Praxair, Inc., Note, 6.150% due 04/15/2003 ........     1,018,426
                                                                   ------------
     RAILS/TRANSPORTATION - 0.7%
  1,000,000   Union Pacific Corporation, Deb.,
                9.625% due 12/15/2002 ...........................     1,007,889
                                                                   ------------
     HEALTH CARE - 0.6%
  2,000,000   Athena Neurosciences Finance LLC,
                Company Guarantee, 7.250% due 02/21/2008 ........       910,000
                                                                   ------------
              Total Corporate Bonds and Notes (Cost $88,816,031)     89,205,017
                                                                   ------------
ASSET-BACKED SECURITIES - 10.3%
  5,000,000   Conseco Finance Lease, LLC, Series 2000-1,
                Class A4, 7.480% due 08/20/2005 .................     5,066,498
              FFCA Secured Lending Corporation:
  3,705,888   Series 1999-1A , Class A1A, 6.370%
                due 09/18/2025++ ................................     3,936,298
  2,634,658   Series 1999-2, Class WA1A, 7.130%
                due 05/18/2026++ ................................     2,674,178
  3,250,000   GMAC Mortgage Corporation Loan Trust,
                Series 2002-HE2, Class A3, 5.290% due 06/25/2027      3,392,838
    120,478   Green Tree Financial Corporation,
                Series 1995-6, Class B1, 7.700% due 09/15/2026 ..       125,077
                                                                   ------------
              Total Asset-Backed Securities (Cost $14,706,003) ..    15,194,889
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.5%
              Federal Home Loan Mortgage Corporation, Note:
  2,000,000     4.250% due 06/15/2005** .........................     2,102,068
  4,000,000     6.875% due 01/15/2005** .........................     4,418,104
              Federal National Mortgage Association, Note:
  4,000,000     4.250% due 07/15/2007** .........................     4,193,184
  3,000,000     5.500% due 02/15/2006** .........................     3,273,810
                                                                   ------------
              Total U.S. Government Agency Obligations
                (Cost $13,200,761) ..............................    13,987,166
                                                                   ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED  SECURITIES - 7.9%
     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 4.5%
  6,303,011   6.000% due 04/01/2017-05/01/2017 ..................     6,568,173
     83,807   9.500% due 08/01/2016 .............................        93,229
                                                                   ------------
              Total FHLMCs (Cost $6,526,527) ....................     6,661,402
                                                                   ------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 2.5%
  3,324,111   6.500% due 01/01/2012-01/01/2014 ..................     3,502,668
    138,780   8.500% due 11/01/2017 .............................       150,428
     79,321   10.000% due 05/01/2022 ............................        90,719
                                                                   ------------
              Total FNMAs (Cost $3,572,236) .....................     3,743,815
                                                                   ------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.5%
     20,701   8.000% due 03/15/2012 .............................        22,367
     36,625   9.000% due 04/20/2025 .............................        40,397
    281,908   10.000% due 01/15/2019-02/15/2019 .................       324,155
    309,203   11.000% due 02/15/2010-08/15/2020,*** .............       360,340
                                                                   ------------
              Total GNMAs (Cost $702,745) .......................       747,259
                                                                   ------------
     ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 0.4%
    116,679   Federal Home Loan Mortgage Corporation
                (FHLMC), 4.732% due 11/01/2021+ .................       119,760
              Federal National Mortgage Association (FNMA):
    172,462   5.109% due 11/01/2035+ ............................       178,151
     86,701   5.580% due 04/01/2019+ ............................        89,687
     10,193   5.764% due 11/01/2022+ ............................        10,388
     74,286   5.947% due 01/01/2019+ ............................        77,578
     37,007   6.125% due 11/01/2021+ ............................        38,172
                                                                   ------------
              Total ARMSs (Cost $507,450) .......................       513,736
                                                                   ------------
              Total U.S. Government Agency Mortgage-
                Backed Securities (Cost $11,308,958) ............    11,666,212
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 4.3%
     15,479   Countrywide Funding Corporation, Series
                1994-1, Class A3, 6.250% due 03/25/2024 .........        15,547
  1,668,247   Norwest Asset Securities Corporation,
                Series  1994-4, Class A1, 6.500% due 03/26/2029 .     1,696,448
              Residential Funding Mortgage Security I:
     97,142   Series 1998-S20, Class A18,
                6.400% due 09/25/2028 ...........................        97,048
  4,419,600   Series 1999-S3, Class A1,
                6.500% due 01/25/2029 ...........................     4,482,778
                                                                   ------------
              Total CMOs (Cost $6,288,103) ......................     6,291,821
                                                                   ------------
U.S. TREASURY NOTES - 3.4%
  3,000,000     5.500% due 02/15/2008** .........................     3,377,112
  1,500,000     6.000% due 08/15/2004** .........................     1,616,622
                                                                   ------------
              Total U.S. Treasury Notes (Cost $4,860,512) .......     4,993,734
                                                                   ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 3.1%
  2,509,388   GMAC Commercial Mortgage Securities  Inc.,
                Series 1999-CTL1, Class A, 7.150%
                due 12/15/2016++ ................................     2,722,686
  1,869,392   Morgan Stanley Capital I, Series 1999-
                CAMI, Class A1, 6.540% due 04/15/2004 ...........     1,944,171
                                                                   ------------
              Total CMBSs (Cost $4,373,173) .....................     4,666,857
                                                                   ------------
REPURCHASE AGREEMENT - 2.4%
  (COST $3,589,000)
  3,589,000   Agreement with Credit Suisse First Boston
                Corporation, 1.820% dated 10/31/2002,
                to be repurchased at $3,589,181 on
                11/01/2002, collateralized by $3,685,740
                U.S. Treasury Bill, 1.390% due
                04/17/2003
                (Market Value $3,661,832) .......................  $  3,589,000
                                                                   ------------
TOTAL INVESTMENTS (COST $147,142,541*) ..............  101.3%       149,594,696
OTHER ASSETS AND LIABILITIES (NET) ..................   (1.3)        (1,913,941)
                                                       -----       ------------
NET ASSETS ..........................................  100.0%      $147,680,755
                                                       =====       ============

  * Aggregate cost for federal tax purposes.
 ** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $23,630,298 representing 16.0% of the total net assets of the Fund (Collateral Value $24,305,654).
*** Security pledged as collateral for futures contract.
  + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2002
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933.


  NUMBER OF                                                 UNREALIZED
  CONTRACTS                                      VALUE    (DEPRECIATION)
------------                                     -----    --------------
FUTURES CONTRACTS-SHORT POSITION

  100   U.S. 5 Year Treasury Note,
          December 2002 ................     $11,373,438   $ (157,813)
                                                           ==========

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS

                            MTN  --  Medium Term Note
--------------------------------------------------------------------------------


See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT SECURITIES FUND

OCTOBER 31, 2002

  PRINCIPAL
   AMOUNT                                                              VALUE
  ----------                                                          ------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 73.8%

     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 34.7%
$     11,504   5.500% due 02/01/2009..............................  $     12,047
 102,835,579   6.000% due 12/01/2016-01/01/2032...................   106,671,216
 142,594,649   6.500% due 09/01/2024-04/01/2032...................   148,088,904
   3,198,890   6.820% due 02/01/2011..............................     3,550,654
  15,297,803   7.000% due 06/01/2010-07/01/2029...................    16,072,554
  13,106,618   7.500% due 12/01/2024-02/01/2030...................    13,949,800
   1,137,067   8.000% due 05/01/2022-01/01/2025...................     1,216,369
     164,592   8.500% due 02/01/2023-09/01/2025...................       177,337
   3,480,439   9.000% due 06/01/2016-09/01/2030...................     3,745,750
                                                                    ------------
              Total FNMAs (Cost $284,658,438).....................   293,484,631
                                                                    ------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 26.1%
  52,423,625   6.000% due 04/01/2017-05/01/2031...................    54,479,587
  79,239,883   6.500% due 02/01/2011-01/01/2032...................    82,589,854
  52,909,987   7.000% due 07/01/2024-04/01/2032...................    55,315,039
  20,484,652   7.500% due 12/01/2006-02/01/2031...................    21,768,860
   2,887,542   8.000% due 12/01/2030..............................     3,083,462
   2,952,402   8.500% due 04/01/2019-07/01/2029...................     3,158,830
     227,111   8.750% due 01/01/2013..............................       238,623
     371,328   9.000% due 12/01/2008-08/01/2022...................       405,913
     115,869   9.500% due 06/01/2016-05/01/2017...................       128,694
                                                                    ------------
              Total FHLMCs (Cost $216,317,512)....................   221,168,862
                                                                    ------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 12.9%
  20,881,410   6.000% due 04/20/2026-05/20/2032...................    21,604,300
  31,355,209   6.500% due 03/15/2024-07/15/2032...................    32,648,101
   1,494,365   6.800% due 04/20/2025..............................     1,566,854
  21,780,785   7.000% due 07/15/2008-06/20/2031...................    22,891,418
  17,465,113   7.500% due 03/15/2024-11/15/2029...................    18,592,465
   1,329,401   7.750% due 12/15/2029..............................     1,420,440
   4,103,466   8.000% due 04/15/2022-06/20/2030...................     4,379,220
     436,658   8.500% due 05/15/2022..............................       478,443
   1,967,151   9.000% due 11/15/2021..............................     2,185,299
   2,897,585   9.500% due 04/15/2016-08/15/2021...................     3,261,702
      15,540   13.500% due 09/15/2014-12/15/2014..................        18,913
                                                                    ------------
              Total GNMAs (Cost $104,003,608).....................   109,047,155
                                                                    ------------
     ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 0.1%
       (Cost $574,444)
     573,467   Federal National Mortgage Association
                (FNMA), 5.870% due 03/01/2028+ ...................       591,324
                                                                    ------------
              Total U.S. Government Agency Mortgage-
                Backed Securities (Cost $605,554,002) ............   624,291,972
                                                                    ------------
     U.S. TREASURY BONDS - 6.9%
  5,000,000   3.500% due 11/15/2006**.............................     5,187,085
 16,000,000   3.625% due 03/31/2004**.............................    16,483,488
  9,000,000   5.000% due 08/15/2011**.............................     9,806,328
  8,000,000   5.500% due 08/15/2028**.............................     8,394,064
 13,000,000   5.875% due 11/15/2004**.............................    14,087,905
  3,250,000   7.250% due 08/15/2022**.............................     4,143,370
                                                                    ------------
              Total U.S. Treasury Bonds (Cost $55,187,665) .......    58,102,240
                                                                    ------------
     U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.2%
             Federal Home Loan Bank, Bond:
  6,000,000   6.500% due 08/14/2009 ..............................     6,917,544
  7,000,000   7.375% due 02/12/2010** ............................     8,447,026
 10,000,000  Federal Home Loan Mortgage Corporation,
                Sub. Note, 5.875% due 03/21/2011** ...............    10,830,740
             Federal National Mortgage Association:
  5,000,000  Bond, 6.250% due 05/15/2029** ................            5,390,030
  1,250,000  Deb., 6.210% due 08/06/2038 ................              1,353,809
  7,500,000  Note, 6.000% due 05/15/2008** ................            8,445,315
 10,000,000  Sub. Note, 6.250% due 02/01/2011** ................      11,053,790
                                                                    ------------
              Total U.S. Government Agency Obligations
               (Cost $47,266,786) ................................    52,438,254
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 6.6%
             Federal Home Loan Mortgage Corporation:
    684,491   Series 1049, Class F, 2.713% due 02/15/2021+ .......       693,616
  4,282,408   Series 1638, Class K, 6.500% due 03/15/2023 ........     4,392,697
  2,000,000   Series 1652, Class PL, 7.000% due 01/15/2024 .......     2,219,098
  7,204,280   Series 1981, Class C, 6.500% due 08/15/2027 ........     7,613,675
  2,717,139   Series 2073, Class VA, 6.500% due 12/15/2005 .......     2,824,358
    956,335   Series 2076, Class PB, 6.000% due 10/15/2017 .......       956,857
             Federal National Mortgage Association:
  7,000,000   Grantor Trust, Series 2000-T5,
                Class B, 7.300% due 05/25/2010 ...................     8,326,565
  3,152,465   Trust 259 STRIP, 7.000% due 04/01/2024 .............       466,851
             Federal National Mortgage Association,
                REMIC, Pass-through Certificates:
    523,603   Series 1989-18, Class C, 9.500% due 04/25/2004 .....       542,373
    557,608   Series 1990-49, Class G, 9.000% due 05/25/2020 .....       600,214
  1,252,685   Series 1992-83, Class X, 7.000% due 02/25/2022 .....     1,285,102
  1,397,036   Series 1993-162, Class E, 6.000% due 08/25/2023 ....     1,436,476
  2,194,931   Series 1993-163, Class BE, 7.000% due 10/25/2021 ...     2,213,396
    746,846   Series 1997-32, Class FA, 2.444% due 04/25/2027+ ...       759,767
  9,415,302   Series 2000-31, Class PC, 7.500% due 08/25/2029 ....     9,608,505
 10,750,000   Government National Mortgage Association,
                Series 2000-16, Class PB, 7.500% due 02/16/2028 ..    11,288,462
    253,664   L.F. Rothschild Mortgage Trust, Series 3,
                Class Z, 9.950% due 09/01/2017 ...................       287,202
                                                                    ------------
              Total CMOs (Cost $52,394,808)...... ................    55,515,214
                                                                    ------------
REPURCHASE AGREEMENT - 5.6%
  (Cost $47,074,000)
 47,074,000   Agreement with Credit Suisse First
                Boston  Corporation, 1.820% dated
                10/31/2002,  to be repurchased
                at $47,076,378 on  11/01/2002,
                collateralized by $48,342,859
                U.S. Treasury Bill, 1.390%
                due 04/17/2003  (Market Value
                $48,029,275) .....................................  $ 47,074,000
                                                                    ------------
TOTAL INVESTMENTS (COST $807,477,261*) .................    99.1%    837,421,680
OTHER ASSETS AND LIABILITIES (NET) .....................     0.9       7,786,138
                                                           -----    ------------
NET ASSETS .............................................   100.0%   $845,207,818
                                                           =====    ============

 * Aggregate cost for federal tax purposes is $807,025,637.
** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $102,052,487 representing 12.1% of the total net assets of the Fund (Collateral Value $104,624,017).
 + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2002.

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS

                REMIC -- Real Estate Mortgage Investment Conduit
                STRIP -- Separate trading of registered interest and
                         principal of securities
--------------------------------------------------------------------------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

INCOME FUND

OCTOBER 31, 2002

  PRINCIPAL
   AMOUNT                                                             VALUE
  ----------                                                          -----
     CORPORATE BONDS AND NOTES - 66.5%
          FINANCIAL SERVICES/BANKS - 10.1%
$   175,000   Abbey National First Capital BV, Sub. Note,
                8.200% due 10/15/2004 ............................ $    194,387
  1,500,000   Aetna Inc., Company Guarantee,
                7.625% due 08/15/2026 ............................    1,626,887
    400,000   Banc One Corporation, Sub. Note, 10.000%
                due 08/15/2010 ...................................      523,787
  5,000,000   Bank of America Corporation, Sub. Note, 7.800%
                due 02/15/2010 ...................................    5,897,170
  1,000,000   Bank of New York, Sub. Note, 7.875% due 11/15/2002 .    1,001,687
  1,000,000   BankAmerica Corporation, Sub. Note, 6.625%
                due 08/01/2007 ...................................    1,133,552
  1,000,000   Barnett Banks Inc., Sub. Note, 10.875%
                due 03/15/2003 ...................................    1,032,438
    690,000   BB&T Corporation, Sub. Note, 7.250% due 06/15/2007 .      798,557
  2,500,000   CIT Group Inc., Sr. Note, 7.750% due 04/02/2012** ..    2,559,860
  1,000,000   Citicorp, Sub. Note, 8.000% due 02/01/2003 .........    1,014,452
 10,000,000   Citigroup, Inc., Note, 6.500% due 01/18/2011 .......   11,026,480
  2,000,000   Continental Corporation, Note, 7.250% due 03/01/2003    2,000,268
  1,100,000   First Interstate Bancorp, Sub. Note, 9.125%
                due 02/01/2004 ...................................    1,198,330
  1,000,000   First Nationwide Bank, Sub. Deb., 10.000%
                due 10/01/2006 ...................................    1,200,738
    995,000   Fleet Financial Group, Inc., Sub. Deb., 6.875%
                due 01/15/2028 ...................................      981,729
 10,000,000   Goldman Sachs Group, Inc., Bond, 6.875%
                due 01/15/2011 ...................................   11,020,070
    500,000   Jefferson-Pilot Capital Trust A, Bond, 8.140%
                due 01/15/2046+ ..................................      525,752
    100,000   Jefferson-Pilot Capital Trust B, Company Guarantee,
                8.285% due 03/01/2046+ ...........................      106,959
  1,250,000   Kemper Corporation, Note, 6.875% due 09/15/2003 ....    1,301,126
  1,000,000   Key Bank NA, Sub. Deb., 6.950% due 02/01/2028 ......    1,051,787
  3,000,000   Legg Mason, Inc., Sr. Note, 6.750% due 07/02/2008 ..    3,249,912
  1,000,000   Manufacturers & Trade Trust Company,  Sub. Note,
                8.125% due 12/01/2002 ............................    1,004,401
              MBNA Corporation:
  3,000,000     Note, 6.250% due 01/17/2007** ....................    3,068,967
  2,000,000     Sr. Note, 7.500% due 03/15/2012** ................    2,038,246
              Merrill Lynch & Company Inc., Note:
  5,000,000     6.000% due 02/17/2009** ..........................    5,237,555
  1,450,000     6.500% due 07/15/2018 ............................    1,471,196
  2,000,000     6.750% due 06/01/2028 ............................    1,980,436
  7,500,000   Morgan Stanley Dean Witter & Company,  Unsub. Note,
                6.750% due 04/15/2011 ............................    8,195,730
    670,000   NationsBank Corporation, Sub. Note, 6.800%
                due 03/15/2028 ...................................      708,118
  1,000,000   Norwest Bancorp, Sub. Deb., 6.650% due 10/15/2023 ..    1,041,051
              Paine Webber Group, Inc., Sr. Note:
    415,000     7.390% due 10/16/2017 ............................      475,674
    830,000     8.060% due 01/17/2017 ............................    1,003,091
    500,000   PNC Institute Capital B, Company Guarantee,
                8.315% due 05/15/2027+ ...........................      523,715
  1,750,000   SB Treasury Company LLC, Bond, 9.400% to 06/30/2008;
                10.925% due 12/29/2049+** ........................    1,751,722
                                                                   ------------
                                                                     77,945,830
                                                                   ------------
     INFORMATION TECHNOLOGY - 9.9%
  9,750,000   Adaptec Inc., Conv. Sub. Note, 4.750%
                due 02/01/2004** .................................    9,408,750
 12,000,000   Analog Devices, Inc., Conv. Sub. Note, 4.750%
                due 10/01/2005 ...................................   11,805,000
  7,707,000   Arbor Software Corporation, Conv. Sub. Note,
                4.500% due 03/15/2005 ............................    7,523,959
  5,000,000   BEA Systems Inc., Conv. Sub. Note, 4.000%
                due 12/15/2006 ...................................    4,137,500
  6,000,000   Conexant Systems Inc., Conv. Sub. Note, 4.000%
                due 02/01/2007 ...................................    1,987,500
  4,500,000   Cypress Semiconductor Corporation,
                Conv. Sub. Deb., 3.750% due 07/01/2005** .........    3,150,000
  1,000,000   Extreme Networks, Inc., Conv. Sub. Note, 3.500%
                due 12/01/2006 ...................................      672,500
  7,500,000   LSI Logic Corporation, Conv. Sub. Note, 4.000%
                due 02/15/2005** .................................    6,309,375
  8,000,000   Motorola Inc., Note, 7.625% due 11/15/2010 .........    7,800,552
  3,900,000   RadiSys Corporation, Conv. Sub. Note, 5.500%
                due 08/15/2007 ...................................    3,295,500
  7,200,000   Rational Software Corporation, Conv. Sub. Note,
                5.000% due 02/01/2007 ............................    6,012,000
  3,000,000   Siebel Systems Inc., Conv. Sub. Note, 5.500%
                due 09/15/2006** .................................    2,880,000
 10,250,000   TriQuint Semiconductor, Inc., Conv. Sub.  Note,
                4.000% due 03/01/2007 ............................    7,751,562
  4,000,000   Vitesse Semiconductor Corporation, Conv.
                Sub. Deb., 4.000% due 03/15/2005** ...............    3,065,000
                                                                   ------------
                                                                     75,799,198
                                                                   ------------
     HEALTH CARE - 6.2%
  4,500,000   Aetna Inc., Sr. Note, 7.375% due 03/01/2006 ........    4,837,644
  2,000,000   American Health Properties, Inc., Note, 7.500%
                due 01/15/2007 ...................................   2,184,144
  1,500,000   American Home Products Corporation, Deb., 7.250%
                due 03/01/2023 ...................................    1,586,361
 10,000,000   Cardinal Health, Inc., Note, 6.750% due 02/15/2011 .   11,329,170
  7,000,000   DVI, Inc., Sr. Note, 9.875% due 02/01/2004 .........    4,865,000
  4,850,000   HIH Capital Ltd., Conv. Note, 7.500% due 09/25/2006     2,065,663
  7,350,000   IVAX Corporation, Conv. Sr. Sub. Note, 4.500%
                due 05/15/2008 ...................................    5,852,438
  2,000,000   Omnicare Inc., Conv. Sub. Deb., 5.000%
                due 12/01/2007 ...................................    1,827,500
 12,000,000   Tenet Healthcare Corporation, Sr. Note, 6.375%
                due 12/01/2011 ...................................   12,728,304
                                                                   ------------
                                                                     47,276,224
                                                                   ------------
     TRANSPORTATION/AUTO - 6.1%
              Burlington Northern Santa Fe:
  5,000,000     Deb., 8.125% due 04/15/2020 ......................    5,948,335
  1,500,000     Note, 8.750% due 02/25/2022 ......................    1,872,768
  3,030,000   Consolidated Rail Corporation, Deb., 9.750%
                due 06/15/2020 ...................................    4,029,479
  2,000,000   Ford Holdings Inc., Company Guarantee, 9.300%
                due 03/01/2030 ...................................    1,800,352
              Ford Motor Company, Deb.:
    825,000     7.400% due 11/01/2046 ............................      596,957
  3,750,000     8.900% due 01/15/2032 ............................    3,243,682
  5,000,000   Ford Motor Credit Company, Sr. Note, 5.800%
                due 01/12/2009 ...................................    4,227,370
  8,000,000   General Motors Corporation, Deb., 9.400%
                due 07/15/2021 ...................................    8,085,992
  5,000,000   Norfolk Southern Corporation, Sr. Note, 6.200%
                due 04/15/2009 ...................................    5,399,885
  7,500,000   TRW Inc., Deb., 7.750% due 06/01/2029 ..............    7,562,707
              United Air Lines Inc.:
  5,000,000     Equipment Trust Certificates, 10.850%
                due 07/05/2014+++ ................................    1,624,435
                Pass-through Certificates:
  3,000,000     9.080% due 10/26/2015+++ .........................      971,535
  5,500,000     9.560% due 10/19/2018+++ .........................    1,777,903
                                                                   ------------
                                                                     47,141,400
                                                                   ------------
     OIL & GAS - 6.1%
  1,600,000   Burlington Resources Inc., Deb., 9.125%
                due 10/01/2021 ...................................    2,041,813
  7,500,000   Consolidated Natural Gas Company, Sr. Note, 6.850%
                due 04/15/2011 ...................................    8,081,595
 10,000,000   El Paso Natural Gas Company, Deb., 7.500%
                due 11/15/2026 ...................................    8,224,250
  8,500,000   Petro-Canada, Deb., 9.250% due 10/15/2021 ..........   10,725,691
  8,000,000   Petrobras International Finance Company, Sr. Note,
                9.750% due 07/06/2011 ............................    5,940,000
  4,000,000   Southern Natural Gas Company, Sr. Note, 8.000%
                due 03/01/2032 ...................................    3,571,120
  2,000,000   Tennessee Gas Pipeline Company, Bond, 8.375%
                due 06/15/2032 ...................................    1,906,006
  5,750,000   Trans-Canada Pipeline Corporation, Deb., 8.500%
                due 03/20/2023 ...................................    5,987,935
                                                                   ------------
                                                                     46,478,410
                                                                   ------------
     CONSUMER PRODUCTS/SERVICES - 5.0%
    185,000   Black & Decker Corporation, Note, 7.500%
                due 04/01/2003 ...................................      188,620
  4,000,000   Cendant Corporation, Note, 6.875% due 08/15/2006** .    3,983,260
  5,000,000   ConAgra, Inc., Sr. Note, 7.125% due 10/01/2026 .....    5,636,005
    350,000   CPC International, Inc., Note, 6.150% due 01/15/2006      384,511
  3,650,000   International Speedway Corporation, Company
              Guarantee, 7.875% due 10/15/2004 ...................    3,934,441
              Mattel Inc., Note:
  1,750,000     6.125% due 07/15/2005 ............................    1,786,939
  1,000,000     7.300% due 06/13/2011 ............................      978,874
 10,000,000   Reed Elsevier Capital, Company Guarantee,
                6.750% due 08/01/2011 ............................   11,054,240
 10,825,000   S3 Inc., Conv. Sub. Note, 5.750% due 10/01/2003 ....    1,677,875
              USA Waste Services, Inc., Sr. Note:
  1,000,000     7.000% due 07/15/2028 ............................      884,122
    495,000     7.125% due 10/01/2007 ............................      522,079
              Waste Management Inc.:
  3,450,000   Company Guarantee, 6.875% due 05/15/2009 ...........    3,577,350
  3,500,000     Sr. Note, 7.375% due 08/01/2010** ................    3,681,181
                                                                   ------------
                                                                     38,289,497
                                                                   ------------
     REAL ESTATE INVESTMENT TRUSTS - 3.4%
              Franchise Finance Corporation:
  3,000,000     MTN, 7.070% due 01/15/2008 .......................    3,492,054
  1,100,000     Sr. Note, 7.875% due 11/30/2005 ..................    1,234,119
              Health Care Property Investors Inc.:
  1,000,000     Note, 6.875% due 06/08/2005 ......................    1,058,588
  1,000,000     Sr. Note, 6.500% due 02/15/2006 ..................    1,055,395
  7,500,000   Healthcare Realty Trust, Inc., Sr. Note,
                8.125% due 05/01/2011 ............................    8,038,162
              Nationwide Health Properties Inc., Note:
  1,500,000     7.060% due 12/05/2006 ............................    1,596,875
  8,500,000     9.750% due 03/20/2008 ............................    9,969,055
                                                                   ------------
                                                                     26,444,248
                                                                   ------------
     GAMING - 3.3%
  5,000,000   Circus Circus Enterprise Inc., Deb.,
                7.000% due 11/15/2036 ............................    4,793,720
  3,500,000   Harrah's Operating Company Inc., Company
                Guarantee, 8.000% due 02/01/2011 .................    3,904,747
  3,000,000   Mandalay Resort Group, Series B, Sr. Sub.  Note,
                10.250% due 08/01/2007** .........................    3,232,500
              Park Place Entertainment Corporation, Sr. Note:
  1,500,000     7.500% due 09/01/2009 ............................    1,510,714
  5,000,000     8.500% due 11/15/2006 ............................    5,205,430
  7,500,000   Riviera Holdings Corporation, Company Guarantee,
                11.000% due 06/15/2010+ ..........................    6,881,250
                                                                   ------------
                                                                     25,528,361
                                                                   ------------
     TELECOMMUNICATIONS - 3.3%
  5,000,000   Deutsche Telephone Finance, Bond, 8.000%
                due 06/15/2010 ...................................    5,579,050
  8,000,000   Qwest Corporation, Note, 8.875% due 03/15/2012+ ....    7,320,000
  3,500,000   TELUS Corporation, Note, 8.000% due 06/01/2011 .....    2,712,500
  8,000,000   Vodafone Group, PLC, Note, 7.750% due 02/15/2010** .    9,158,456
    650,000   Voicestream Wire Company, Sr. Note, 10.375%
                due 11/15/2009 ...................................      672,750
                                                                   ------------
                                                                     25,442,756
                                                                   ------------
     MEDIA - 3.2%
              Comcast Cable Communications Inc.:
    550,000     Note, 6.200% due 11/15/2008 ......................      525,480
  7,000,000     Sr. Note, 7.125% due 06/15/2013** ................    6,700,204
  7,500,000   Cox Communications Inc., Note, 7.875%
                due 08/15/2009** .................................    8,062,628
  4,000,000   Getty Images Inc., Conv. Sub. Note, 5.000%
                due 03/15/2007 ...................................    3,675,000
  5,260,000   Time Warner Inc., Deb., 9.150% due 02/01/2023 ......    5,393,572
                                                                   ------------
                                                                     24,356,884
                                                                   ------------
     UTILITIES - 2.6%
  5,000,000   Arizona Public Service Company, Note,
                6.500% due 03/01/2012 ............................    5,162,180
    300,000   Avon Energy Partners Holdings, Sr. Note,
                6.730% due 12/11/2002+ ...........................      300,692
  4,500,000   Illinois Power Company, First Mortgage,
                7.500% due 06/15/2009 ............................    3,667,500
  1,332,000   Niagara Mohawk Power Corporation, Deb.,
                8.770% due 01/01/2018 ............................    1,396,056
              Oncor Electric Delivery Company:
  7,000,000     Bond, 7.000% due 09/01/2022+ .....................    6,118,098
  1,000,000     Note, 5.000% due 09/01/2007+ .....................      942,796
  1,845,000   Texas-New Mexico Power Company, Sr. Note,
                6.250% due 01/15/2009 ............................    1,687,455
  1,000,000   WPD Holdings UK, Jr. Note, 6.750% due 12/15/2004+ ..    1,057,291
                                                                   ------------
                                                                     20,332,068
                                                                   ------------
     AEROSPACE/DEFENSE - 1.9%
  5,000,000   Boeing Capital Corporation, Bond, 5.800%
                due 01/15/2013** .................................    4,874,000
              Lockheed Martin Corporation:
    955,000   Company Guarantee, 7.750% due 05/01/2026 ...........    1,124,246
  5,000,000     Note, 8.200% due 12/01/2009** ....................    6,063,240
              Loral Corporation, Deb.:
  1,000,000     7.625% due 06/15/2025 ............................    1,139,528
  1,000,000     8.375% due 06/15/2024 ............................    1,225,167
                                                                   ------------
                                                                     14,426,181
                                                                   ------------
     INDUSTRIAL PRODUCTS - 1.8%
  5,000,000   Champion International Corporation, Deb.,
                7.200% due 11/01/2026 ............................    5,683,075
    500,000   Crane Company, Note, 8.500% due 03/15/2004 .........      542,361
  1,000,000   Jackson Products, Inc., Company Guarantee,
                9.500% due 04/15/2005 ............................      505,000
    250,000   Lennar Corporation, Sr. Note, 7.625% due 03/01/2009       254,375
  5,850,000   Ogden Corporation, Deb., (in default),
                9.250% due 03/01/2022 ............................    3,992,625
              Weyerhaeuser Company:
  1,500,000     Deb., 7.375% due 03/15/2032 ......................    1,519,720
  1,500,000     Note, 6.750% due 03/15/2012 ......................    1,574,891
                                                                   ------------
                                                                     14,072,047
                                                                   ------------
     RETAIL - 1.6%
  5,000,000   Fred Meyer Inc., Company Guarantee, 7.450%
                due 03/01/2008 ...................................    5,633,260
  5,000,000   Safeway Inc., Note, 7.500% due 09/15/2009 ..........    5,789,180
    866,000   Saks Inc., Company Guarantee, 8.250%
                due 11/15/2008** .................................      792,390
                                                                   ------------
                                                                     12,214,830
                                                                   ------------
     INDEX PRODUCT - 1.2%
  9,700,000   J.P. Morgan HYDI SM May 15, 2007, Credit-
                Linked Trust Certificates, 8.750%
                due 05/15/2007+** ................................    8,984,625
                                                                   ------------
     FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 0.8%
  5,000,000   United Mexican States, Bond, 9.875% due 02/01/2010 .    5,845,000
                                                                   ------------
              Total Corporate Bonds and Notes (Cost $519,435,580)   510,577,559
                                                                   ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED  SECURITIES - 22.2%
     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 10.5%
 10,366,946   5.500% due 05/01/2031 ..............................   10,508,404
 27,395,551   6.000% due 03/01/2031-05/01/2032 ...................   28,235,608
 31,340,612   6.500% due 01/01/2029-08/01/2029 ...................   32,542,530
  9,148,136   7.000% due 01/01/2032 ..............................    9,555,052
                                                                   ------------
              Total FHLMCs (Cost $76,708,068) ....................   80,841,594
                                                                   ------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 8.3%
  9,886,688   6.000% due 04/01/2032 ..............................   10,180,405
 40,037,000   6.500% due 09/01/2028-05/01/2032 ...................   41,521,123
  1,718,855   7.000% due 01/01/2030 ..............................    1,797,332
    304,607   7.536% due 06/01/2016 ..............................      345,461
  8,000,000   7.630% due 02/01/2010 ..............................    9,500,202
                                                                   ------------
              Total FNMAs (Cost $60,238,866) .....................   63,344,523
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.4%
 19,482,589   6.000% due 05/20/2032 ..............................   20,143,605
  5,962,543   7.000% due 06/20/2031 ..............................    6,236,786
                                                                   ------------
              Total GNMAs (Cost $25,373,547) .....................   26,380,391
                                                                   ------------
              Total U.S. Government Agency Mortgage-Backed
                Securities (Cost $162,320,481) ...................  170,566,508

U.S. TREASURY BONDS - 4.1%
 10,000,000   5.250% due 02/15/2029** ............................   10,136,330
 19,000,000   5.500% due 08/15/2028** ............................   19,935,902
  1,000,000   6.250% due 08/15/2023** ............................    1,148,633
                                                                   ------------
              Total U.S. Treasury Bonds (Cost $30,199,158) .......   31,220,865
                                                                   ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.3%
  (Cost $2,195,493)
  2,191,726   Reilly Mortgage FHA, Series 1982, 7.430%
                due 08/01/2022 ...................................   2,404,729
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 0.2%
  1,285,907   Donaldson, Lufkin & Jenrette Mortgage
                Acceptance Corporation, Series 1995-Q10,
                Class B1, 5.809% due 01/25/2026++ ................    1,367,659
     72,325   Federal National Mortgage Association,
                Series 1997-42, Class EA, 7.250% due 03/18/2026 ..       72,435
                                                                   ------------
              Total CMOs (Cost $1,275,511) .......................    1,440,094
                                                                   ------------
  Shares
  ------

CONVERTIBLE PREFERRED STOCK - 0.5%
  (Cost $5,100,000)
    100,000   Ford Motor Company Capital Trust II,
                Conv.  Pfd., 6.500% due 01/15/2032 ...............    3,670,000
                                                                   ------------
 PRINCIPAL
  AMOUNT
  ------
REPURCHASE AGREEMENT - 5.1%
  (Cost $39,265,000)
$39,265,000   Agreement with Credit Suisse First Boston
                Corporation, 1.820% dated 10/31/2002,
                to be repurchased at $39,266,985 on
                11/01/2002, collateralized by $40,323,371
                U.S. Treasury Bill, 1.390% due 04/17/2003
                (Market Value $40,061,806) .......................   39,265,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $759,791,223*) ..................  98.9%    759,144,755
OTHER ASSETS AND LIABILITIES (NET) ......................   1.1       8,639,096
                                                          -----    ------------
NET ASSETS .............................................. 100.0%   $767,783,851
                                                          =====    ============
-------------------
  * Aggregate cost for federal tax purposes is $761,051,130.
 ** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $78,937,440, representing 10.3% of the total net assets of the Fund (Collateral Value $81,934,392).
  + Security exempt from registration under Rule 144A of the Securities Act of 1933.
 ++ Floating rate security whose rate is reset periodically based on an index.
+++ Issuer filed for Chapter 11 Bankruptcy protection on December 9, 2002.

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS

                      FHA  -  Federal Housing Authority
                      MTN  -  Medium Term Note
--------------------------------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

HIGH YIELD FUND

OCTOBER 31, 2002

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                              -----

CORPORATE BONDS AND NOTES - 85.6%

    SOFTWARE/OTHER - 14.3%
$ 10,525,000  Arbor Software Corporation, Conv. Sub.
                Note, 4.500% due 03/15/2005 ...................    $ 10,275,031
  14,000,000  BEA Systems Inc., Conv. Sub. Note, 4.000%
                due 12/15/2006** ..............................      11,585,000
  12,700,000  Rational Software Corporation, Conv. Sub.
                Note, 5.000% due 02/01/2007** .................      10,604,500
  11,500,000  Siebel Systems Inc., Conv. Sub. Note, 5.500%
                due 09/15/2006** ..............................      11,040,000
                                                                   ------------
                                                                     43,504,531
                                                                   ------------
    WIRELESS/COMMUNICATIONS/BROADBAND - 12.3%
  10,500,000  Extreme Networks, Inc., Conv. Sub. Note, 3.500%
                due 12/01/2006** ..............................       7,061,250
  11,950,000  RadiSys Corporation, Conv. Sub. Note, 5.500%
                due 08/15/2007 ................................      10,097,750
  14,960,000  TriQuint Semiconductor, Inc., Conv. Sub. Note,
                4.000% due 03/01/2007 .........................      11,313,500
  11,750,000  Vitesse Semiconductor Corporation, Conv. Sub.
                Deb., 4.000% due 03/15/2005** .................       9,003,437
                                                                   ------------
                                                                     37,475,937
                                                                   ------------
    HEALTH CARE - 11.5%
   3,500,000  CuraGen Corporation, Conv. Sub. Deb., 6.000%
                due 02/02/2007 ................................       2,235,625
              DVI, Inc., Sr. Note:
   7,650,000    9.875% due 02/01/2004** .......................       5,316,750
   3,675,000    9.875% due 02/01/2004 .........................       2,554,125
              HIH Capital Ltd., Conv. Note:
   3,500,000    7.500% due 09/25/2006 .........................       1,490,685
   1,300,000    7.500% due 09/25/2006++ .......................         617,500
   3,000,000  Human Genome Sciences, Inc., Conv. Sub. Note,
                3.750% due 03/15/2007** .......................       1,893,750
   2,900,000  Incyte Genomics Inc., Conv. Sub. Note, 5.500%
                due 02/01/2007 ................................       1,870,500
  13,350,000  IVAX Corporation, Conv. Sr. Sub. Note, 4.500%
                due 05/15/2008 ................................      10,629,937
   6,745,000  Omnicare Inc., Conv. Sub. Deb., 5.000%
                due 12/01/2007 ................................       6,154,813
   3,000,000  Vertex Pharmaceuticals Inc., Conv. Sub.
                Note, 5.000% due 09/19/2007 ...................       2,246,250
                                                                   ------------
                                                                     35,009,935
                                                                   ------------
    INDEX PRODUCT - 10.1%
  16,975,000  J.P. Morgan HYDI SM May 15, 2007, Credit- Linked
                Trust Certificates, 8.750% due 05/15/2007++ ...      15,723,094
  17,400,000    Trains HY-1-2002, Note, 8.654% due 02/01/2012++      15,172,748
                                                                   ------------
                                                                     30,895,842

    OIL/ENERGY - 9.5%
$  7,750,000  Hanover Compressor Company, Conv. Sr. Note,
                4.750% due 03/15/2008 .........................    $  5,880,312
  5,695,000   PDVSA Finance Ltd., Note, 8.500% due 11/16/2012         4,741,088
  10,000,000  Petrobras International Finance Company,
                Sr. Note, 9.750% due 07/06/2011 ...............       7,425,000
   5,000,000  Southern Natural Gas Company, Sr. Note, 8.000%
                due 03/01/2032 ................................       4,463,900
   4,000,000  Tennessee Gas Pipeline Company, Bond, 8.375%
                due 06/15/2032 ................................       3,812,012
              Tri-Union Development Corporation, Company
                Guarantee:
  2,962,000     12.500% due 06/01/2006 ........................       2,428,840
    218,750   Series AI, 12.500% due 06/01/2006++ .............         179,375
                                                                   ------------
                                                                     28,930,527
                                                                   ------------
    BROAD SEMICONDUCTOR - 6.6%
  15,000,000  Conexant Systems Inc., Conv. Sub. Note, 4.000%
                due 02/01/2007 ................................       4,968,750
              Cypress Semiconductor Corporation:
   2,000,000    Conv. Sub. Deb., 3.750% due 07/01/2005** ......       1,400,000
   2,500,000    Conv. Sub. Note, 4.000% due 02/01/2005 ........       1,778,125
  14,370,000  LSI Logic Corporation, Conv. Sub. Note, 4.000%
                due 02/15/2005** ..............................      12,088,763
                                                                   ------------
                                                                     20,235,638
                                                                   ------------
    GAMING - 5.5%
   7,825,000  Aladdin Gaming Holdings, LLC, Series B, Sr.
                Disc. Note, (in default), Zero coupon to
                03/01/2003; 13.500% due 03/01/2010 ............         195,625
   2,500,000  Mandalay Resort Group, Series B, Sr. Sub.
                Note, 10.250% due 08/01/2007** ................       2,693,750
   3,500,000  Mikohn Gaming Corporation, Series B,
                Company Guarantee, 11.875% due 08/15/2008 .....       2,537,500
  12,500,000  Riviera Holdings Corporation, Company
                Guarantee, 11.000% due 06/15/2010++ ...........      11,468,750
                                                                   ------------
                                                                     16,895,625
                                                                   ------------
    TELECOMMUNICATIONS - 5.1%
  13,500,000  Qwest Corporation, Note, 8.875% due 03/15/2012++       12,352,500
   3,250,000  Voicestream Wire Company, Sr. Note, 10.375%
                due 11/15/2009 ................................       3,363,750
                                                                   ------------
                                                                     15,716,250
                                                                   ------------
    SERVICES - 3.8%
  12,000,000  Allied Waste North America, Inc., Series B,
                Company Guarantee, 10.000% due 08/01/2009** ...      11,580,000
                                                                   ------------
    MANUFACTURING - 2.9%
$  5,000,000  Hockey Company & Sport Maska Inc., Sr. Sec.
                Note, 11.250% due 04/15/2009 ..................    $  4,800,000
   1,350,000  Jackson Products, Inc., Company Guarantee,
                9.500% due 04/15/2005** .......................         681,750
   5,000,000  Ogden Corporation, Deb., (in default), 9.250%
                due 03/01/2022 ................................       3,412,500
                                                                   ------------
                                                                      8,894,250
                                                                   ------------
    CABLE TV - 1.9%
              @ Entertainment Inc., Sr. Disc. Note:
   5,800,000    Zero coupon to 02/01/2004; 14.500%
                  due 02/01/2009+ .............................       1,015,000
   1,000,000    Zero coupon to 07/15/2003; 14.500%
                  due 07/15/2008 ..............................         175,000
   5,500,000  Century Communications Corporation, Sr. Note,
                (in default), 8.750% due 10/01/2007 ...........       1,155,000
   5,000,000  Olympus Communications LP, Series B,
                Sr. Note, (in default), 10.625% due 11/15/2006        3,575,000
                                                                   ------------
                                                                      5,920,000
                                                                   ------------
    DIVERSIFIED MEDIA - 1.2%
   4,000,000  Getty Images Inc., Conv. Sub. Note, 5.000%
                due 03/15/2007 ................................       3,675,000
                                                                   ------------
    CONSUMER PRODUCTS - 0.6%
  11,500,000  S3 Inc., Conv. Sub. Note, 5.750% due 10/01/2003         1,782,500

    METALS/MINING - 0.2%
   5,000,000  Pen Holdings Inc., Series B, Company Guarantee,
                (in default), 9.875% due 06/15/2008 ...........         525,000

   PC/SERVER - 0.1%
     332,468  Komag Inc., Jr. Sub. Note, 12.000% due 12/31/2007         218,431

              Total Corporate Bonds and Notes
                (Cost $309,309,347) ...........................     261,259,466

COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.1%
  (Cost $372,691)
    395,984   Donaldson, Lufkin & Jenrette Mortgage
                Acceptance Corporation, Series 1995-Q10,
                Class B1, 5.809% due 01/25/2026+++ ............         421,159

     SHARES
     ------

COMMON STOCKS - 8.2%
      57,845  Credence Systems Corporation+ ...................         481,849
     287,200  Health Care Property Investors Inc. .............      12,407,040
     180,460  ICO Global Communications Holdings Ltd.+ ........         123,615
     206,173  Komag Inc.+ .....................................         587,593
     123,430  Life Sciences Research, Inc.+ ...................         308,575
     648,800  Nationwide Health Properties Inc. ...............      11,055,552
       2,064  Tri-Union Development Corporation, Class A+ .....              21
       3,500  Tribo Petroleum Corporation, Class A+ ...........              35
                                                                   ------------
              Total Common Stocks (Cost $24,845,117) ..........      24,964,280
                                                                   ------------
CONVERTIBLE PREFERRED STOCK - 1.2%
  (Cost $4,597,000)
     100,000  Ford Motor Company Capital Trust II, Conv.
                Pfd., 6.500% due 01/15/2032 ...................       3,670,000

WARRANTS - 0.0% ***
      78,250  Aladdin Gaming Holdings, LLC,
                Expires 03/01/2010+,++ ........................               0
      45,327  ICO Global Communications Holdings, Ltd.,
                Expires 05/16/2006+ ...........................             340
      45,870  Komag Inc.,  Expires 06/30/2005+ ................          10,779
       3,500  Mikohn Gaming Corporation,
                Expires 08/15/2008+,++ ........................           3,500
                                                                   ------------
              Total Warrants (Cost $12,499) ...................          14,619
                                                                   ------------
 PRINCIPAL
  AMOUNT
  ------

REPURCHASE AGREEMENT - 2.6%
  (Cost $7,838,000)
$ 7,838,000   Agreement with Credit Suisse First Boston
                Corporation, 1.820% dated 10/31/2002,
                to be repurchased at $7,838,396 on
                11/01/2002, collateralized by $8,049,270
                U.S. Treasury Bill, 1.390% due
                04/17/2003
                (Market Value $7,997,057) .....................       7,838,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $346,974,654*) .................  97.7%     298,167,524
OTHER ASSETS AND LIABILITIES (NET) .....................   2.3        6,893,619
                                                         -----     ------------
NET ASSETS ............................................. 100.0%    $305,061,143
                                                         =====     ============

  * Aggregate cost for federal tax purposes is $346,977,492.
 ** These securities or a partial position of these securities are on loan at October 31, 2002, and have an aggregate market value of $50,757,979 representing 16.6% of the total net assets of the Fund (Collateral Value $52,446,550).
*** Amount represents less than 0.1% of total net assets.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of
    1933.
+++ Floating rate security whose rate is reset periodically based on an index.

                      See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT BOND FUND

OCTOBER 31, 2002

  PRINCIPAL
   AMOUNT                                                            VALUE
   ------                                                            -----

MUNICIPAL BONDS AND NOTES - 97.3%

    ALABAMA - 0.4%
$  1,000,000  Jefferson County, GO, Series A, (AMBAC
                Insured), 5.000% due 04/01/2009 ...............    $  1,098,770
                                                                   ------------
    ALASKA - 3.2%
   4,500,000  Alaska State International Airports, Airport
                & Marina Revenue, Series B, (AMBAC  Insured),
                5.250% due 10/01/2027** .......................       4,581,630
   1,235,000  Anchorage, Electric Utilities, Power & Light
                Revenue, Sr. Lien, (MBIA Insured), 6.500%
                due 12/01/2013 ................................       1,521,038
   2,000,000  Anchorage, Ice Rink, Recreational Revenue, 6.375%
                due 01/01/2020 ................................       2,362,220
                                                                   ------------
                                                                      8,464,888
                                                                   ------------
    ARIZONA - 1.8%
              Salt River Project, Agricultural Improvement
                & Power District, Electric Systems Revenue:
   3,000,000    Series A, 5.750% due 01/01/2009 ...............       3,423,990
     155,000    Series C, 6.250% due 01/01/2019 ...............         158,791
   1,000,000  Tucson, Street & Highway User Revenue, Jr.
                Lien, (Projects of 1994 & 2000), (AMBAC
                Insured), 6.000% due 07/01/2013 ...............       1,185,120
                                                                   ------------
                                                                      4,767,901
                                                                   ------------
    CALIFORNIA - 5.7%
   1,000,000  Alameda County, Fremont Unified School
                District, GO, Series A, (FGIC Insured), 5.000%
                due 08/01/2025 ................................       1,010,290
   1,400,000  Anaheim, Unified High School District, GO,
                Series A, (FSA Insured), 5.000% due 08/01/2025        1,413,342
   2,000,000  Center Unified School District, Capital
                Appreciation, GO, Series C, (MBIA  Insured),
                Zero coupon due 09/01/2018 ....................         917,160
   2,000,000  Foothill Eastern Transportation Corridor
                Agency, Capital Appreciation, Toll Road
                Revenue, (MBIA Insured), Zero coupon
                due 01/15/2018 ................................         893,700
   2,700,000  Jurupa, Unified School District, GO, (FGIC
                Insured), 5.125% due 08/01/2022 ...............       2,766,420
   2,000,000  Orange County, COP, Series A, (MBIA
                Insured), 6.000% due 07/01/2026 ...............       2,269,300
   2,000,000  Placentia-Yorba Linda, Unified School
                District, GO, Series A, (FGIC Insured), 5.000%
                due 08/01/2026 ................................       2,015,980
   1,500,000  Port of Oakland, Airport & Marina Revenue,
                Series L, AMT, (FGIC Insured), 5.000%
                due 11/01/2032 ................................       1,491,915
     930,000  Sacramento, COP, (Centrex System Lease),
                Series A, 5.550% due 09/15/2004 ...............         969,460
   7,000,000  San Joaquin Hills, Transportation Corridor
                Agency, Toll Road Revenue, Series A, (MBIA
                Insured), Zero coupon due 01/15/2034 ..........       1,325,310
                                                                   ------------
                                                                     15,072,877
                                                                   ------------
    COLORADO - 1.8%
   1,000,000  Colorado Health Facility Authority Revenue,
                (Catholic Health Initiatives), 5.250%
                due 09/01/2021 ................................         994,600
   1,920,000  Denver, City & County Airport, Airport &
                Marina Revenue, Series C, AMT, 6.600%
                due 11/15/2004 ................................       1,962,547
   1,650,000  Lakewood, COP, (AMBAC Insured), 5.350%
                due 12/01/2017 ................................       1,764,741
                                                                   ------------
                                                                      4,721,888
                                                                   ------------
    CONNECTICUT - 1.0%
   1,500,000  Connecticut State Special Obligation Parking,
                Airport & Marina Revenue, (Bradley
                International Airport), Series A, AMT,
                (ACA Insured), 6.600% due 07/01/2024 ..........       1,602,615
     995,000  Mashantucket Western Pequot Tribe, Special
                Revenue, Series A, ETM, 6.500% due 09/01/2005 .       1,117,853
                                                                   ------------
                                                                      2,720,468
                                                                   ------------
    DISTRICT OF COLUMBIA - 0.3%
     225,000  District of Columbia, COP, 6.875% due 01/01/2003          226,388
     500,000  District of Columbia, Water & Sewer
                Authority, Public Utilities Revenue, (FSA
                Insured), 5.500% due 10/01/2017 ...............         559,965
                                                                   ------------
                                                                        786,353
                                                                   ------------
    FLORIDA - 12.0%
     250,000  Bay County, Water Systems Revenue,
                (AMBAC Insured), 5.700% due 09/01/2030 ........         268,352
     500,000  Brevard County, School Board Authority,
                COP, Series B, (AMBAC Insured), 5.500%
                due 07/01/2021 ................................         527,015
     450,000  Collier County, Industrial Development
                Authority, IDR, (Southern States Utilities
                Project), AMT, 6.500% due 10/01/2025 ..........         449,968
     600,000  Dade County, Aviation Revenue, Series B,
                AMT, (MBIA Insured), 6.600% due 10/01/2022 ....         614,694
   9,750,000  Dade County, Guaranteed Entitlement Revenue,
                Series A, (MBIA Insured), Zero coupon
                due 02/01/2018 ................................       4,103,775
     250,000  Dade County, Water & Sewer Systems
                Revenue, (FGIC Insured), 5.250% due 10/01/2026          256,618
   1,000,000  Daytona Beach, Utility Systems Revenue,
                Series B, (FGIC Insured), 5.000% due 11/15/2027       1,009,110
              Escambia County, Health Facilities Authority,
                Health Facilities Revenue:
     200,000    (Baptist Hospital Inc.), Series B, 6.000%
                  due 10/01/2014 ..............................         203,172
   2,000,000    (Florida Health Care Facilities Loan-VHA
                Program), (AMBAC Insured), 5.950%
                due 07/01/2020 ................................       2,278,180
     650,000  Escambia County, Utilities Authority, Utility
                Systems Revenue, (FGIC Insured), 5.250%
                due 01/01/2029 ................................         667,316
     900,000  Florida Housing Finance Agency, Housing
                Revenue, (Spinnaker Cove Apartments
                Project), Series G, AMT, (AMBAC  Insured),
                6.500% due 07/01/2036 .........................         948,483
     495,000  Florida Housing Finance Agency, SFMR,
                Series A, AMT, (GNMA/FNMA  Collateral),
                (AMBAC-TCRS Insured), 6.650% due 01/01/2024 ...         517,280
   1,000,000  Florida State Board of Education, GO,
                (Public Education Capital Outlay), Series C,
                (FGIC Insured), 5.000% due 06/01/2022 .........       1,017,100
     800,000  Florida State Board of Education, Lottery
                Revenue, Series A, (FGIC Insured), 5.250%
                due 07/01/2017 ................................         856,544
   1,175,000  Florida State Municipal Power Agency,
                Power & Light Revenue, (Stanton Project),
                (FSA Insured), 5.500% due 10/01/2014 ..........       1,322,686
   1,000,000  Florida State Turnpike Authority, Turnpike
                Revenue, (Department of Transportation),
                Series A, (FGIC Insured), 5.000% due 07/01/2016       1,024,110
   1,000,000  Gulf Breeze, Revenue Bonds, (Venice Local
                Government Loan), Series E, (FGIC
                Insured), 4.950% due 12/01/2020 ...............       1,074,980
     800,000  Hillsborough County, Capital Improvement
                Program Revenue, (Criminal Justice
                Facilities Project), (FGIC Insured), 5.250%
                due 08/01/2016 ................................         823,248
   1,000,000  Hillsborough County, Port District Revenue,
                (Tampa Port Authority Project), Series A,
                AMT, (MBIA Insured), 5.375% due 06/01/2027 ....       1,022,990
   1,615,000  Jacksonville Electric Authority, Water &
                Sewer Revenue, Series A, 5.000% due 10/01/2014        1,655,633
     600,000  Jacksonville, Water & Sewer Revenue,
                (United Waterworks Inc. Project), AMT,
                (AMBAC Insured), 6.350% due 08/01/2025 ........         654,270
     625,000  Manatee County, Housing Finance Authority,
                SFMR, Series 94-4, AMT, (GNMA/FNMA  Collateral),
                (AMBAC-TCRS Insured), 6.875% due 11/01/2026 ...         700,038
     500,000  Orange County, Housing Finance Authority,
                MFHR, (Hands Inc. Project), Series A, 8.000%
                due 10/01/2025 ................................         552,790
   5,000,000  Orlando, Utilities Commission, Water &
                Electric Revenue, 6.000% due 10/01/2010 .......       5,855,750
     600,000  Orlando-Orange County, Expressway Authority,
                Expressway Revenue, Jr. Lien,
                (FSA Insured), 5.950% due 07/01/2023 ..........         607,422
   1,500,000  Osceola County, School Board, COP, Series A,
                (AMBAC Insured), 5.125% due 06/01/2022 ........       1,541,910
     900,000  Pasco County, Solid Waste Disposal & Resource
                Recovery System, Resource  Recovery Revenue,
                AMT, (AMBAC  Insured), 6.000% due 04/01/2011 ..       1,018,935
                                                                   ------------
                                                                     31,572,369
                                                                   ------------
    GEORGIA - 5.3%
   1,000,000  Georgia Municipal Electric Authority, Power
                & Light Revenue, (Combustion Turbine  Project),
                Series A, (MBIA Insured), 5.250% due 11/01/2016       1,081,200
   5,000,000  Georgia State, GO, Series B, 6.300%
                due 03/01/2009 ................................       5,856,300
              Monroe County, Development Authority, PCR,
                (Oglethorpe Power Corporation  Project),
                Series A, (MBIA-IBC Insured):
   2,500,000    6.700% due 01/01/2009 .........................       2,961,600
   3,410,000    6.750% due 01/01/2010** .......................       4,084,191
                                                                   ------------
                                                                     13,983,291
                                                                   ------------
    HAWAII - 0.9%
              Honolulu City and County, GO, Series A:
   1,270,000    (Unrefunded Balance), 6.000% due 01/01/2012 ...       1,488,250
     730,000    ETM, 6.000% due 01/01/2012 ....................         863,524
                                                                   ------------
                                                                      2,351,774
                                                                   ------------
    IDAHO - 0.9%
   2,000,000  Idaho Health Facilities Authority, Health Care
                Revenue, (IHC Hospitals Inc. Project),
                (Inverse Floater), ETM, 6.650% due 02/15/2021+        2,467,780
                                                                   ------------
    ILLINOIS - 7.8%
   2,090,000  Bolingbrook, Capital Appreciation, GO, Series C,
                (MBIA Insured), Zero coupon due 01/01/2025 ....         630,511
   2,665,000  Chicago, Gas Supply, IDR, (Peoples Gas Light
                Project), Series A, 6.875% due 03/01/2015 .....       2,730,985
              Chicago, O'Hare International Airport, Special
                Facilities Revenue:
     965,000    (Second Lien Passanger Facility), Series B,
                  (AMBAC Insured), 5.500% due 01/01/2017 ......       1,049,756
   1,000,000    (United Airlines Project), Series B, AMT, 6.100%
                  due 11/01/2035 ..............................         140,110
   2,570,000  Cook County, Oak Lawn School District No. 122,
                Capital Appreciation, GO, (FGIC Insured),
                Zero coupon due 12/01/2016 ....................       1,310,469
              Cook County, River Trails School District
                No. 026, Capital Appreciation, GO, ETM,
                (MBIA Insured):
   1,445,000    Zero coupon due 12/01/2003 ....................       1,415,594
   1,020,000    Zero coupon due 12/01/2004 ....................         975,355
   2,000,000  Illinois State, GO, Series 1, (MBIA Insured),
                5.750% due 12/01/2012 .........................       2,324,320
              Metropolitan Pier & Exposition Authority,
                Capital Appreciation, Dedicated State Tax
                Revenue, Series A, (FGIC Insured):
              (Unrefunded Balance):
      85,000    Zero coupon due 06/15/2008 ....................          69,720
     130,000    Zero coupon due 06/15/2009 ....................         101,369
              ETM:
     620,000    Zero coupon due 06/15/2008 ....................         510,117
   3,295,000    Zero coupon due 06/15/2008 ....................       2,711,027
     815,000    Zero coupon due 06/15/2009 ....................         636,833
   5,055,000    Zero coupon due 06/15/2009 ....................       3,949,926
   2,000,000  Metropolitan Pier & Exposition Authority,
                Sales Tax Revenue, (McCormick Place
                Expansion Project), Series A, (MBIA Insured),
                5.250% due 06/15/2042 .........................       2,044,840
                                                                   ------------
                                                                     20,600,932
                                                                   ------------
    INDIANA - 2.7%
   6,000,000  Indiana Municipal Power Agency, Power Supply
                System Revenue, Series A, ETM, (MBIA
                Insured), 6.125% due 01/01/2013** .............       6,976,500
                                                                   ------------
    KANSAS - 1.2%
   1,000,000  Dodge City, Unified School District No. 443,
                GO, (FGIC Insured), 4.000% due 09/01/2015 .....         976,770
   1,315,000  Kansas State Development Finance Authority,
                Limited Tax Revenue, (Department of Commerce &
                Housing IMPACT Program), (MBIA Insured), 5.000%
                due 06/01/2010 ................................       1,445,435
     705,000  Unified Government of Wyandotte County & Kansas
                City, IDR, (Board of Public  Utilities Office
                Building Complex Project), (MBIA Insured),
                5.000% due 05/01/2008 .........................         774,055
                                                                   ------------
                                                                      3,196,260
                                                                   ------------
    KENTUCKY - 2.1%
   2,100,000  Jefferson County, Alliant Health Systems Inc.,
                Hospital Revenue, (Inverse Floater), (MBIA
                Insured), (Unrefunded Balance), 10.828%
                due 10/09/2008+ ...............................       2,199,603
   1,435,000  Kentucky State Property & Buildings Commission,
                Lease Revenue, (Project No.  74), (FSA
                Insured), 5.375% due 02/01/2016 ...............       1,559,027
   1,500,000  Kentucky State Turnpike Authority, Economic
                Development Road Revenue, (Revitalization
                Project), (Partially Pre-refunded to
                01/01/2011) (FSA Insured), 5.625%
                due 07/01/2013 ................................       1,687,770
                                                                   ------------
                                                                      5,446,400
                                                                   ------------
    LOUISIANA - 1.5%
   1,500,000  Louisiana Public Facilities Authority, Customer
                Receipts Revenue, Series B, ETM, Zero coupon
                due 12/01/2019 ................................    $    644,130
   1,500,000  Louisiana Public Facilities Authority, Health
                Care Revenue, (Ochsner Clinic Foundation
                Project), Series B, 5.500% due 05/15/2032 .....       1,470,990
   1,500,000  Louisiana State, GO, Series A, (FGIC Insured),
                5.500% due 11/15/2008 .........................       1,696,950
                                                                   ------------
                                                                      3,812,070
                                                                   ------------
    MARYLAND - 1.0%
   2,500,000  Baltimore, Port Facilities, Industrial Revenue,
                (Consolidated Coal Sales Project), Series
                B, 6.500% due 10/01/2011 ......................       2,584,675
                                                                   ------------
    MASSACHUSETTS - 2.4%
   1,500,000  Massachusetts Municipal Wholesale Electric
                Company, Power Supply System Revenue,
                (Project 6-A), (MBIA Insured), 5.250%
                due 07/01/2015 ................................       1,631,955
              Massachusetts State Development Finance Agency,
                Revenue Bonds:
   1,000,000    (100 Cambridge Street Redevelopment Project),
                  Series A, (MBIA Insured), 5.125% due 08/01/2028     1,013,450
   1,000,000    (Hillcrest Educational Centers Inc. Project),
                  6.375% due 07/01/2029 .......................         975,500
   1,000,000  Massachusetts State Health & Educational
                Facilities Authority, Health Care Revenue,
                (Health Care System-Covenant Health), 6.000%
                due 07/01/2031 ................................       1,042,490
   1,500,000  Massachusetts State, Federal Highway Grant
                Anticipation Notes Revenue, Series A, 5.750%
                due 06/15/2015 ................................       1,683,195
                                                                   ------------
                                                                      6,346,590
                                                                   ------------
    MICHIGAN - 0.8%
   1,000,000  Manchester, Community Schools, GO, (Building and
                Site Project), 5.000% due 05/01/2031 ..........       1,001,030
   1,000,000  Michigan State Strategic Fund, Revenue Bonds,
                (Detroit Edison Pollution Control Project),
                Series B, AMT, 5.650% due 09/01/2029 ..........       1,017,300
                                                                   ------------
                                                                      2,018,330
                                                                   ------------
    MISSOURI - 2.4%
   1,000,000  Cape Girardeau County, Industrial Development
                Authority, Health Care  Facilities Revenue,
                (Southeast Hospital Association Project),
                5.625% due 06/01/2027 .........................         995,990
     600,000  Fenton, Tax Increment Revenue, (Gravois Bluffs
                Improvement Project), 7.000% due 10/01/2021 ...         629,904
   1,500,000  Jackson County, Reorganized School District
                No. 7, GO, (Lee's Summit School District),
                (FSA Insured), 5.250% due 03/01/2015 ..........       1,631,970
   1,000,000  Missouri State Health and Education Facilities
                Authority, Education Facilities Revenue,
                (University of Missouri-Columbia Arena
                Project), 5.000% due 11/01/2018 ...............       1,042,310
              St. Louis County, Pattonville School District
                No. R-3, GO, (Missouri Direct Deposit Program),
                (FGIC Insured):
   1,000,000    5.750% due 03/01/2017 .........................       1,104,600
     880,000    5.750% due 03/01/2018 .........................         966,205
                                                                   ------------
                                                                      6,370,979
                                                                   ------------
    MONTANA - 0.4%
   1,000,000  Forsyth, PCR, (Puget Sound Power & Light Company
                Project), Series B, AMT, (AMBAC Insured),
                7.250% due 08/01/2021 .........................       1,014,010

    NEBRASKA - 3.1%
   7,000,000  Omaha Public Power District, Electric Revenue,
                Series B, ETM, 6.150% due 02/01/2012** ........       8,199,100

    NEVADA - 0.8%
   1,000,000  Clark County, GO, (Las Vegas Convention Center
                Project), Series A, 5.000% due 07/01/2024 .....         996,650
   1,000,000  Reno, Sales & Room Tax Revenue, Sr. Lien,
                (ReTrac-Reno Transportation Rail Access
                Corridor Project), (AMBAC Insured), 5.125%
                due 06/01/2037  ...............................       1,008,400
                                                                   ------------
                                                                      2,005,050
                                                                   ------------
    NEW JERSEY - 0.8%
   1,000,000  New Jersey Economic Development Authority,
                Economic Development Revenue, (Kapkowski Road
                Landfill Project), 5.750% due 04/01/2031 ......         978,720
   1,000,000  New Jersey Transit Corporation, COP, (Federal
                Transit Administration Grants Projects),
                Series A, (AMBAC Insured), 5.500%
                due 09/15/2013 ................................       1,141,110
                                                                   ------------
                                                                      2,119,830
                                                                   ------------
    NEW YORK - 6.4%
     385,000  Attica, Central School District, GO, (FGIC
                Insured), 4.500% due 06/15/2015 ...............         396,046
   1,265,000  Metropolitan Transportation Authority, Service
                Contract Revenue, (Transportation Facilities
                Project), Series 7, 4.750% due 07/01/2019 .....       1,325,707
              Metropolitan Transportation Authority,
                Transportation Revenue, Series A, (FGIC
                Insured):
   4,500,000    5.000% due 11/15/2025** .......................       4,537,035
   1,500,000    5.250% due 11/15/2031 .........................       1,546,605
   2,000,000  Nassau County, Interim Finance Authority, Sales
                Tax Revenue, Series A, 5.750% due 11/15/2013 ..       2,253,920
   1,000,000  New York State Dormitory Authority, College &
                University Revenue, (State University
                Educational Facilities Project), Series 1989,
                (MBIA Insured), 6.000% due 05/15/2016 .........       1,145,240
     580,000  New York State Housing Finance Agency, MFHR,
                (Secured Mortgage Program), Series F, AMT,
                6.625% due 08/15/2012 .........................         594,338
   1,500,000  New York State Mortgage Agency, Homeowner
                Mortgage Revenue,  Series 82, AMT, 5.650%
                due 04/01/2030 ................................       1,549,620
              New York State, GO:
   1,000,000  Series B, ETM, (FSA Insured), 7.000%
                due 06/01/2014 ................................       1,025,990
   1,000,000  Series H, 5.750% due 03/15/2013 .................       1,092,130
   1,250,000  Triborough Bridge & Tunnel Authority, Highway
                Improvement Revenue, (MBIA Insured), 5.000%
                due 11/15/2032*** .............................       1,254,375
                                                                   ------------
                                                                     16,721,006
                                                                   ------------
    OHIO - 4.6%
   1,000,000  Cleveland, Municipal School District, GO, (FGIC
                Insured), 5.000% due 12/01/2022 ...............       1,010,620
   1,000,000  Cuyahoga County, Hospital Facilities Revenue,
                (Canton Inc. Project), 7.500% due 01/01/2030 ..       1,099,280
   1,000,000  Franklin County, Convention Facilities Authority,
                Tax & Lease Revenue, (AMBAC Insured), 5.250%
                due 12/01/2013*** .............................       1,118,260
   1,000,000  Montgomery County, Hospital Revenue, (Grandview
                Hospital & Medical Center Project), ETM, 5.250%
                due 12/01/2003 ................................       1,037,840
              Ohio State Building Authority, Lease Revenue,
                Series A:
   2,175,000    (Administrative Building Fund Projects), (FSA
                  Insured), 5.500% due 04/01/2015 .............       2,417,099
   1,000,000    (Arts Facilities Building Fund Projects), 5.000%
                  due 10/01/2007 ..............................       1,102,060
   1,000,000  Ohio State University, General Receipts Revenue,
                Series A, 5.125% due 12/01/2031 ...............       1,015,070
   2,000,000  Ohio State, GO, (Higher Education Capital
                Facilities Project), Series A, 5.250%
                due 02/01/2006 ................................       2,181,380
   1,000,000  University of Cincinnati, College & University
                Revenue, Series A, (FGIC Insured), 5.500%
                due 06/01/2009 ................................       1,129,010
                                                                   ------------
                                                                     12,110,619
                                                                   ------------
    OKLAHOMA - 0.7%
     670,000  Oklahoma Housing & Finance Authority, SFMR,
                Series B, AMT, (GNMA Collateral), 7.997%
                due 08/01/2018 ................................         741,650
   1,000,000  Tulsa County, Public Facilities Authority,
                Capital Improvement Revenue, (AMBAC Insured),
                6.250% due 11/01/2022 .........................       1,151,020
                                                                   ------------
                                                                      1,892,670
                                                                   ------------
    OREGON - 1.2%
     895,000  Clackamas County, Lake Oswego School District
                No. 7J, GO, 5.500% due 06/01/2010 .............       1,019,745
   1,000,000  Oregon State Department of Administrative
                Services, COP, Series C, (MBIA Insured), 5.250%
                due 11/01/2018 ................................       1,064,220
   1,000,000  Portland, Tax Allocation Revenue, (Downtown
                Waterfront Urban Renewal & Redevelopment
                Project), Series A,  (AMBAC Insured), 5.750%
                due 06/15/2016 ................................       1,119,590
                                                                   ------------
                                                                      3,203,555
                                                                   ------------
    PENNSYLVANIA - 2.1%
   1,000,000  Pennsylvania State Turnpike, Community Oil
                Franchise Tax Revenue, Series B, (AMBAC
                Insured), 4.750% due 12/01/2027 ...............         970,850
   2,500,000  Philadelphia, Gas Works, Natural Gas Revenue,
                Second Series, (FSA Insured), 5.250%
                due 07/01/2029 ................................       2,548,000
     820,000  Philadelphia, Parking Authority, Auto Parking
                Revenue, Series A, (AMBAC Insured), 5.250%
                due 02/15/2029 ................................         837,097
   1,000,000  Philadelphia, Redevelopment Authority Revenue,
                (Neighborhood Transformation Project), Series
                A, (FGIC Insured), 5.500% due 04/15/2017 ......       1,093,630
                                                                   ------------
                                                                      5,449,577
                                                                   ------------
    RHODE ISLAND - 0.6%
   1,455,000  Providence, GO, Series A, (FGIC Insured), 5.500%
                due 01/15/2014 ................................       1,624,929
                                                                   ------------
    SOUTH CAROLINA - 1.5%
   1,300,000  Chesterfield County, School District, GO,
                (FSA Insured), 5.375% due 03/01/2018 ..........       1,397,630
   1,375,000  Lancaster County, School District, GO, (FSA
                Insured), 4.750% due 03/01/2019 ...............       1,389,534
   1,250,000  Myrtle Beach, Jobs Economic Development
                Authority, Revenue Bonds, (Myrtle Beach
                Convention Center Hotel Project), Series B,
                6.625% due 04/01/2036 .........................       1,258,225
                                                                   ------------
                                                                      4,045,389
                                                                   ------------
    TENNESSEE - 1.3%
   1,000,000  Johnson City, Health & Educational Facility
                Board, Hospital Revenue, (Mountain States
                Health Care Facilities First Mortgage Project),
                Series A, 7.500% due 07/01/2033 ...............       1,072,850
   2,290,000  Tennessee Housing Development Agency, Housing
                Revenue, (Homeownership Program), Series 2A,
                AMT, 5.700% due 07/01/2031 ....................       2,354,464
                                                                   ------------
                                                                      3,427,314
                                                                   ------------
    TEXAS - 7.6%
   1,000,000  Brazos River Authority, PCR, (TXU Energy Company
                LLC Project), Series C, AMT, 5.750%
                due 05/01/2036 ................................         861,740
   1,000,000  Corpus Christi, GO, (FSA Insured), 5.750%
                due 03/01/2018 ................................       1,098,020
   1,500,000  Dallas-Fort Worth International Airport Board,
                Airport & Marina Revenue, Series A, AMT,  (FGIC
                Insured), 5.500% due 11/01/2031 ...............       1,546,695
   3,400,000    Harris County, GO, 4.500% due 10/01/2023 ......       3,169,208
   2,000,000  Houston, Airport System, Airport & Marina
                Revenue, Sub. Lien, Series A, AMT, (FSA
                Insured), 5.125% due 07/01/2032 ...............       1,990,780
   1,000,000    Houston, GO, (FSA Insured), 5.750% due 03/01/2015     1,118,410
   1,000,000  Houston, Hotel Occupancy Tax & Special Revenue,
                (Convention & Entertainment Project), Series B,
                (AMBAC Insured), 5.750% due 09/01/2015 ........       1,122,360
   2,050,000  Houston, Water & Sewer System Revenue, Jr. Lien,
                Series C, (FGIC Insured), 5.375% due 12/01/2027       2,103,895
   1,100,000  Metro Health Facilities Development Corporation,
                Health Care Revenue, (Wilson  N. Jones Memorial
                Hospital Project), 7.200% due 01/01/2021 ......       1,161,600
              North Central, Health Facilities Development
                Corporation Revenue:
   1,000,000    (Baylor Health Care System Project), Series A,
                  5.125% due 05/15/2029 .......................         960,750
   2,000,000    (Children's Medical Center of Dallas Project),
                  (AMBAC Insured), 5.250% due 08/15/2032 ......       2,014,420
   1,925,000  Round Rock, Independent School District, GO,
                4.500% due 08/01/2019 .........................       1,881,668
   1,000,000  Texas Tech University System, Financing System
                Revenue, Seventh Series, (MBIA Insured), 5.000%
                due 08/15/2025 ................................       1,000,290
                                                                   ------------
                                                                     20,029,836
                                                                   ------------
    VIRGINIA - 1.1%
              Richmond, GO, (FSA Insured):
     600,000    5.125% due 01/15/2008 .........................         661,092
   1,000,000    5.250% due 01/15/2009 .........................       1,111,770
   1,000,000    5.500% due 01/15/2010 .........................       1,129,400
                                                                   ------------
                                                                      2,902,262
                                                                   ------------
WASHINGTON - 7.8%
   2,500,000  Energy Northwest, Electric Revenue, (Nuclear
                Project 3), Series A, (FSA Insured), 5.500%
                due 07/01/2017 ................................    $  2,708,675
   1,000,000  Grant County, Public Utility District No. 002,
                Electric Revenue, Series H, (FSA Insured),
                5.375% due 01/01/2015 .........................       1,088,180
   4,500,000  King County, Kent School District No. 415, GO,
                Series C, 6.300% due 12/01/2008** .............       5,225,220
              Washington State, GO:
   3,000,000    Series B & AT-7, 6.400% due 06/01/2017 ........       3,664,320
     130,000    Series B, (Pre-refunded to 05/01/2004), 5.000%
                  due 05/01/2017 ..............................         136,297
   7,440,000    Series B, (Unrefunded Balance), 5.000%
                  due 05/01/2017** ............................       7,800,394
                                                                   ------------
                                                                     20,623,086
                                                                   ------------
    WEST VIRGINIA - 1.0%
   2,500,000  Harrison County, County Community Solid Waste
                Disposal Authority, IDR, (Monongahela Power
                Company Project), Series A, AMT, (MBIA-IBC
                Insured), 6.875% due 04/15/2022 ...............       2,561,225
                                                                   ------------
    WISCONSIN - 1.1%
   1,000,000  De Pere, Unified School District, GO, (FGIC
                Insured), 5.000% due 10/01/2012 ...............       1,088,820
   1,000,000  Wisconsin Housing & Economic Development
                Authority, Home Ownership Revenue, Series F,
                AMT, 5.250% due 07/01/2029 ....................       1,001,240
     860,000  Wisconsin State Health & Educational Facilities
                Authority, Health Care Revenue,  (Waukesha
                Memorial Hospital Project), Series A, (AMBAC
                Insured), 7.125% due 08/15/2007 ...............         863,758
                                                                   ------------
                                                                      2,953,818
                                                                   ------------
              Total Municipal Bonds and Notes
                (Cost $234,717,834) ...........................     256,244,371
                                                                   ------------
SHORT-TERM MUNICIPAL BONDS - 2.5%
   1,200,000  Jackson County, Mississippi, PCR, (Chevron Inc.
                Project), 1.900% due 06/01/2023++ .............       1,200,000
   1,700,000  New York City Municipal Water Financing
                Authority, Water & Sewer System Revenue,
                Series G, (FGIC Insured), 1.900% due
                06/15/2024++ ..................................       1,700,000
     400,000  New York City, GO, Sub-series A, 1.950%
                due 08/01/2017++ ..............................         400,000
   1,200,000  Ohio State, Water Development Authority, IDR,
                (Environmental Mead Company Project), Series
                B, 1.990% due 11/01/2015++ ....................       1,200,000
   2,000,000  South Fork, Pennsylvania, Municipal Authority,
                Hospital Revenue, (Conemaugh Health Systems
                Project), Series A, (MBIA Insured), 1.990%
                due 07/01/2028++ ..............................       2,000,000
                                                                   ------------
              Total Short-Term Municipal Bonds
                (Cost $6,500,000) .............................       6,500,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $241,217,834*) ................   99.8%    $262,744,371
OTHER ASSETS AND LIABILITIES (NET) ....................    0.2          631,677
                                                         -----     ------------
NET ASSETS ............................................  100.0%    $263,376,048
                                                         =====     ============

--------------
  * Aggregate cost for federal tax purposes is $241,056,917.
** Security pledged as collateral for when-issued securities or futures contracts.
*** Security purchased on a when-issued basis.
  + Floating rate note. The interest rate shown reflects the rate in effect at
    October 31, 2002.
 ++ Variable rate securities payable upon demand with not more that five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2002.

Tax-Exempt Bond Fund had the following industry concentrations greater than 10% at October 31, 2002 (as a percentage of net assets) (unaudited):

              General Purpose                             18.0%
              Public Education                            14.0%
              Public Buildings                            11.3%
              Retail Utilities                            10.5%

Tax-Exempt Bond Fund had the following insurance concentrations greater than 10% at October 31, 2002 (as a percentage of net assets) (unaudited):

              MBIA                                        19.5%
              FGIC                                        17.4%
              AMBAC                                       11.6%
              FSA                                         10.8%

                                                                    UNREALIZED
  NUMBER OF                                                        APPRECIATION/
  CONTRACTS                                         VALUE         (DEPRECIATION)
  ---------                                         -----         --------------

FUTURES CONTRACTS-SHORT POSITION
    210  U.S. 5 Year Treasury Note,
              December 2002 ................   $ 23,884,220        $   (43,550)
     50  U.S. 10 Year Treasury Note,
              December 2002 ................      5,735,938             15,413
                                                                   -----------
         Net Unrealized Depreciation of
           Future Contracts ...............................        $   (28,137)
                                                                   ===========

-------------------------------------------------------------------------------
GLOSSARY OF TERMS
    ACA      -- American Capital Access
    AMBAC    -- American Municipal Bond Assurance Corporation
    AMT      -- Alternative Minimum Tax
    COP      -- Certificate of Participation
    ETM      -- Escrowed to Maturity
    FGIC     -- Federal Guaranty Insurance Corporation
    FNMA     -- Federal National Mortgage Association
    FSA      -- Financial Security Assurance
    GNMA     -- Government National Mortgage Association
    GO       -- General Obligation Bond
    IBC      -- Insured Bond Certificate
    IDR      -- Industrial Development Revenue
    MBIA     -- Municipal Bond Investors Assurance
    MFHR     -- Multi-family Housing Revenue
    PCR      -- Pollution Control Revenue
    SFMR     -- Single Family Mortgage Revenue
    TCRS     -- Transferable Custodial Receipts
    VHA      -- Veterans Housing Authority
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2002

  PRINCIPAL
   AMOUNT                                                            VALUE
   ------                                                            -----

MUNICIPAL BONDS AND NOTES - 97.5%

CALIFORNIA - 97.1%
              ABAG Financing Authority for Nonprofit
                Corporations, COP:
$    340,000  (Episcopal Homes Foundation), 5.000%
                due 07/01/2007 ................................    $    361,692
              (O'Connor Woods Obligation Group),  (ACA Insured):
   1,000,000    5.400% due 11/01/2009 .........................       1,103,220
   2,530,000    5.700% due 11/01/2013 .........................       2,768,174
   1,000,000  ABAG Financing Authority for Nonprofit
                Corporations, MFHR, (Archstone Redwood),
                Series A, 5.300% due 10/01/2008 ...............       1,064,600
   1,240,000  ABAG Financing Authority for Nonprofit
                Corporations, Revenue Bonds,  (California School
                of Mechanical Arts), 5.250% due 10/01/2026 ....       1,266,400
   5,360,000  Alhambra, Improvement Board Act of 1915,
                Special Tax Revenue, (Public Works Assessment
                District No. 1), (MBIA  Insured), 6.125%
                due 09/02/2018** ..............................       5,538,006
   1,050,000  Alta Loma, School District, Capital Appreciation,
                GO, Series A, (FGIC Insured), Zero coupon
                due 08/01/2022 ................................         369,757
   2,000,000  Anaheim, Public Financing Authority, Tax
                Allocation Revenue, (Inverse Floater), (MBIA
                Insured), 11.020% due 12/28/2018+ .............       2,738,760
   2,000,000  Barstow, Redevelopment Agency, Tax Allocation
                Revenue, (Central Redevelopment Project), Series
                A, (MBIA Insured), 7.000% due 09/01/2014 ......       2,566,560
   1,500,000  Bay Area Governments Association, Lease Revenue,
                (Capital Projects), Series A, (AMBAC
                Insured), 5.000% due 07/01/2031 ...............       1,506,675
   2,000,000  Bay Area Governments Association, San Francisco
                International Airport Station Premium Fare
                Revenue, (BART  SFO Projects), Series A,
                (AMBAC Insured), 5.000% due 08/01/2026 ........       2,015,980
              Bay Area Toll Authority, Toll Bridge Revenue,
                (San Francisco Bay Area Highway Improvements),
                Series D:
   8,705,000    5.000% due 04/01/2016 .........................       9,178,378
   3,000,000    5.000% due 04/01/2017 .........................       3,139,320
   1,555,000  Beverly Hills, Unified School District, GO,
                Series A, 5.000% due 08/01/2022 ...............       1,583,114
   3,155,000  Burbank, Waste Disposal Revenue, Series B,
                (FSA Insured), 5.250% due 05/01/2024 ..........       3,268,391
   2,895,000  Butte-Glenn Community College District, Capital
                Appreciation, GO, Series A, Zero coupon
                due 02/01/2027 ................................         792,217
   2,725,000  California Community College Financing
                Authority, Lease Revenue, (San Diego Community
                College), Series B, (MBIA  Insured), 5.000%
                due 12/01/2020 ................................       2,797,948
   2,000,000  California Department of Veteran Affairs, Home
                Purchase Revenue, Series A, (AMBAC Insured),
                5.400% due 12/01/2018 .........................       2,128,860
                California Educational Facilities Authority,
                College & University Revenue:
   2,485,000    (Heald College), 5.450% due 02/15/2022 ........       2,479,185
   1,000,000    (Pooled College & University), Series B, 6.625%
                  due 06/01/2020 ..............................       1,087,350
   1,000,000    (University of San Diego), Series A, 5.250%
                  due 10/01/2030 ..............................       1,022,850
   1,000,000  California Educational Facilities Authority,
                Student Loan Revenue, (California Loan Program),
                Series A, AMT, (MBIA Insured), 5.100%
                due 03/01/2014 ................................       1,056,890
   2,250,000  California Financing Authority for Resource
                Efficiency, Lease Revenue, (First Resource
                Efficiency Program), (AMBAC Insured), 6.000%
                due 07/01/2017 ................................       2,422,215
              California Housing Finance Agency, Home Ownership
                & Improvement Revenue,  AMT:
     100,000    Series B, (MBIA Insured), 5.200% due 08/01/2026         101,871
   5,010,000    Series C, 6.650% due 08/01/2014** .............       5,214,258
   4,265,000    Series D, Zero coupon due 02/01/2019 ..........       1,721,695
     665,000    Series D, (MBIA Insured), 6.300% due 08/01/2014         692,019
   2,630,000    Series F, (MBIA Insured), 6.800% due 08/01/2014       2,773,466
   1,000,000  California Housing Finance Agency, Mortgage
                Revenue, (Home Mortgages), Series B, AMT, (FHA
                Collateral), (MBIA Insured), 6.000%
                due 08/01/2016 ................................       1,058,730
   1,000,000  California Infrastructure & Economic Development
                Bank, Health Care Revenue, (The J. David
                Gladstone Institute Project), 5.500%
                due 10/01/2015 ................................       1,083,690
   3,855,000  California Infrastructure & Economic Development
                Bank, Lease Revenue, (Asian Art Museum of San
                Francisco Project), (MBIA Insured), 5.500%
                due 06/01/2017 ................................       4,193,777
   2,500,000  California Pollution Control Financing Authority,
                PCR, (San Diego Gas and Electric), Series A,
                AMT, (AMBAC Insured), 5.850% due 06/01/2021 ...       2,555,650
     480,000  California Rural Home Mortgage Finance Authority,
                SFMR, (Mortgage-Backed Securities Program),
                Issue A, Series 2, AMT, (GNMA/FHLMC Collateral),
                7.950% due 12/01/2024 .........................         523,066
   6,320,000  California State Department of Transportation,
                COP, Series A, (MBIA Insured), 5.250%
                due 03/01/2016 ................................       6,788,691
              California State Department of Water Resources,
                Water Revenue:
   5,000,000    (Center Valley Project), Series Y, (FGIC
                  Insured), 5.250% due 12/01/2013*** ..........       5,465,150
              Series W, (FSA Insured):
   2,000,000    5.000% due 12/01/2018 .........................       2,085,180
   1,000,000    5.500% due 12/01/2013 .........................       1,152,080
              California State Public Works Board, Lease  Revenue:
   1,500,000    (California Community Colleges),  Series A,
                  5.250% due 12/01/2014 .......................       1,596,615
   3,000,000    (California State University), Series C, 5.400%
                  due 10/01/2022 ..............................       3,086,790
                (Department of Corrections Program):
   2,000,000    Series A, (MBIA-IBC Insured), 5.000%
                  due 09/01/2018 ..............................       2,064,620
                Series B:
   2,000,000    5.250% due 01/01/2012 .........................       2,202,260
   4,000,000    5.250% due 01/01/2013 .........................       4,394,800
   2,630,000    Series B, (AMBAC-TCRS BNY Insured), 5.250%
                  due 01/01/2012 ..............................       2,947,599
              (Department of Corrections-Ten Administrative
                Segregation Housing),  Series A, (AMBAC Insured):
   2,500,000    5.250% due 03/01/2018 .........................       2,662,050
   4,330,000    5.250% due 03/01/2019 .........................       4,576,680
              California State University, Fresno Association
                Inc. Revenue, (Auxiliary  Organization Event
                Center):
   1,500,000    6.000% due 07/01/2022 .........................       1,538,475
   1,500,000    6.000% due 07/01/2031 .........................       1,512,885
              California State, GO:
   1,000,000    5.750% due 10/01/2010 .........................       1,130,380
              (FGIC-TCRS Insured):
  10,000,000    5.500% due 03/01/2011** .......................      11,291,600
   4,430,000    5.500% due 06/01/2025 .........................       4,635,020
   5,000,000  (FSA Insured), 5.250% due 02/01/2010 ............       5,540,550
              (MBIA-IBC Insured):
  10,000,000    5.250% due 02/01/2011** .......................      11,104,000
   1,125,000    5.250% due 10/01/2013 .........................       1,269,079
   5,000,000    5.750% due 10/01/2010 .........................       5,755,100
   2,000,000  (Veterans), AMT, Series BJ, 5.700% due 12/01/2032       2,048,320
                (Veterans), AMT, Series BT:
   2,000,000    4.900% due 12/01/2011 .........................       2,044,800
   2,510,000    5.000% due 12/01/2012 .........................       2,563,287
   2,000,000    5.450% due 12/01/2017 .........................       2,033,360
              (XLCA Insured):
   2,000,000    5.000% due 10/01/2028 .........................       2,008,460
   7,000,000    5.750% due 05/01/2010** .......................       8,053,500
   7,050,000    6.750% due 08/01/2012** .......................       8,799,316
   3,000,000  California Statewide Communities Development
                Authority, COP, (Cedars-Sinai Medical Center),
                (MBIA-IBC  Insured), 6.500% due 08/01/2012 ....       3,515,400
              California Statewide Communities Development
                Authority, MFHR, (Equity  Residential Housing):
   1,000,000    Series B, 5.200% due 12/01/2029 ...............       1,056,650
   3,300,000    Series C, 5.200% due 06/15/2009 ...............       3,486,945
   1,120,000  Carson, Improvement Board Act of 1915, GO, 7.375%
                due 09/02/2022** ..............................       1,159,861
   1,000,000  Carson, Redevelopment Agency, Tax Allocation
                Revenue, (Area No. 1 Project), (MBIA Insured),
                5.500% due 10/01/2016 .........................       1,143,310
  10,830,000  Cerritos, Public Financing Authority, Tax
                Allocation Revenue, (Redevelopment Project),
                Series A, (AMBAC Insured), 5.000%
                due 11/01/2020** ..............................      11,291,466
   5,030,000  Cerritos, Public Financing Authority, Tax
                Allocation Revenue, Series A, (AMBAC Insured),
                5.000% due 11/01/2019 .........................       5,305,141
   1,000,000  Chino Valley, Unified School District, COP,
                Series A, (FSA Insured), 5.250% due 09/01/2014        1,101,160
   3,000,000  Chula Vista, COP, (MBIA Insured), 5.000%
                due 08/01/2027 ................................       3,020,730
   4,675,000  Chula Vista, IDR, (San Diego Gas and Electric),
                Series A, AMT, (AMBAC Insured), 6.400%
                due 12/01/2027** ..............................       4,783,039
   1,875,000  Chula Vista, Public Financing Authority, Special
                Tax Revenue, (Assessment Districts Refinancing),
                Sr. Lien, Series A, (FSA Insured), 4.700%
                due 09/02/2014 ................................       1,986,862
  2,760,000   Chula Vista, Redevelopment Agency, Tax Allocation
                Revenue, 8.625% due 09/01/2024 ................       3,306,232
  2,000,000   Coachella, Redevelopment Agency, Tax Allocation
                Revenue, (Area No. 3 Project), 5.875%
                due 12/01/2028 ................................       2,011,380
   2,160,000  Contra Costa County, Public Financing Authority,
                Lease Revenue, (Capital  Projects), Series B,
                (MBIA Insured), 5.250% due 06/01/2027 .........       2,219,832
              Contra Costa, Water District Revenue,  Series K,
                (FSA Insured):
   1,445,000    5.000% due 10/01/2017 .........................       1,517,568
   1,520,000    5.000% due 10/01/2018 .........................       1,583,764
   1,500,000  Culver City, Redevelopment Finance Authority,
                Tax Allocation Revenue, Series B, 6.250%
                due 11/01/2025 ................................       1,528,335
   1,000,000  Cupertino, Unified School District, GO, (FSA
                Insured), 5.000% due 08/01/2020 ...............       1,025,940
   1,670,000  Davis, Public Facilities Finance Authority Local
                Agency, Special Tax Revenue, (Mace Ranch Area),
                Series A, 6.600% due 09/01/2025 ...............       1,751,329
   1,200,000  Duarte, Unified School District, Capital
                Appreciation, GO, Series B, (FSA Insured),
                Zero coupon due 11/01/2024 ....................         372,804
   1,985,000  El Cajon, COP, (Helix View Nursing Home), AMT,
                (FHA Insured), 7.750% due 02/01/2029 ..........       1,987,918
   2,215,000  Fairfield, Housing Authority, Mortgage Revenue,
                (Creekside Estates Mobile  Homes), 5.625%
                due 09/01/2023** ..............................       2,119,799
   1,650,000  Florin, Resource Conservation District, COP,
                (Capital Improvement), Series B, (MBIA
                Insured), 5.000% due 03/01/2033 ...............       1,656,468
  1,000,000   Fontana, Redevelopment Agency, Tax Allocation
                Revenue, (Southwest Industrial Park Project),
                (MBIA Insured), 5.200% due 09/01/2030 .........       1,020,140
              Foothill Eastern Transportation Corridor Agency,
                Toll Road Revenue:
   9,000,000    Zero coupon due 01/15/2026** ..................       6,036,030
  20,000,000    Zero coupon due 01/15/2030 ....................       4,054,000
  10,000,000    Zero coupon due 01/15/2032 ....................       1,792,200
  10,000,000    Zero coupon due 01/15/2033 ....................       1,686,600
  10,000,000    Zero coupon due 01/15/2034 ....................       1,585,300
  10,000,000    Zero coupon due 01/15/2036 ....................       1,402,500
  10,000,000    Zero coupon due 01/15/2037 ....................       1,320,500
   9,000,000    Zero coupon due 01/15/2038 ....................       1,118,970
   3,500,000   (MBIA Insured), 5.000% due 01/15/2016 ..........       3,697,155
   2,000,000  Fresno, Joint Powers Financing Authority,
                Lease Revenue, Series A, (FSA Insured), 5.750%
                due 06/01/2026 ................................       2,149,020
              Glendale, Unified School District, GO, Series D,
                (MBIA Insured):
   1,770,000    5.375% due 09/01/2018 .........................       1,902,449
   1,865,000    5.375% due 09/01/2019 .........................       1,990,459
              Golden West Schools Financing Authority,
                Capital Appreciation, Revenue Bonds, (School
                District Refinancing Program),  Series A, (MBIA
                Insured):
   1,215,000    Zero coupon due 08/01/2016 ....................         603,758
   1,580,000    Zero coupon due 02/01/2017 ....................         749,331
              Hi Desert, Members Health Care District,
                Health Care Revenue:
   2,250,000    5.500% due 10/01/2015 .........................       2,166,570
   1,175,000    5.500% due 10/01/2019 .........................       1,111,844
   2,000,000  Huntington Park, Public Financing Authority,
                Lease Revenue, (Wastewater System  Project),
                6.200% due 10/01/2025 .........................       2,065,720
   5,000,000  Imperial Irrigation District, COP, (Water System
                Projects), (AMBAC Insured), 5.500%
                due 07/01/2029** ..............................       5,284,050
   1,250,000  Imperial, Water Facilities Revenue, COP, (FGIC
                Insured), 5.000% due 10/15/2020 ...............       1,286,650
   1,000,000  Irvine, Meadows Mobile Home Park, Mortgage
                Revenue, Series A, 5.700% due 03/01/2018 ......         984,860
                Irvine, Public Facilities & Infrastructure
                Authority, Assessment Revenue, Series B,
                (AMBAC Insured):
   1,455,000    5.000% due 09/02/2020 .........................       1,496,482
   3,630,000    5.000% due 09/02/2021 .........................       3,701,838
   1,175,000  Kings County, Waste Management Authority, Solid
                Waste Revenue, AMT, 7.200% due 10/01/2014 .....       1,249,965
   4,950,000  La Quinta, Redevelopment Agency, Tax Allocation
                Revenue, (Area No. 1 Project), (AMBAC
                Insured), 5.000% due 09/01/2021** .............       5,051,425
   1,500,000  La Verne, Public Financing Authority, Revenue
                Bonds, (Capital Improvement Projects), 7.250%
                due 09/01/2026 ................................       1,597,725
   1,000,000  Laguna Hills, COP, (Community Center Project),
                (MBIA Insured), 5.000% due 12/01/2017 .........       1,050,990
   1,975,000  Lake Elsinore, Public Financing Authority, Local
                Agency Revenue, Series G, 5.800% due 09/02/2015       2,050,702
   1,070,000  Larkspur, School District, Capital Appreciation,
                GO, Series A, (FGIC  Insured), Zero coupon
                due 08/01/2019 ................................         461,427
     500,000  Lodi, COP, (Public Improvement Financing
                Project), (MBIA Insured), 5.000% due 10/01/2031         502,505
   1,315,000  Long Beach, Redevelopment Agency, Tax Allocation
                Revenue, (North Long Beach Redevelopment
                Projects), Series A, (AMBAC Insured), 5.000%
                due 08/01/2022 ................................       1,330,596
   2,000,000  Long Beach, Community Facilities District No. 5,
                Special Tax Revenue, (Towne Center), 6.875%
                due 10/01/2025 ................................       2,102,980
   1,425,000  Los Angeles, Community Redevelopment Agency,
                Financing Authority Revenue, (Grand Central
                Square Multi-family Housing Project),
                Series A, AMT, 5.850% due 12/01/2026 ..........       1,350,187
   1,490,000  Los Angeles, Community Redevelopment Agency,
                Housing Revenue, Series C, (FHA Collateral)
                (AMBAC Insured), 6.750% due 07/01/2014 ........       1,551,924
   1,000,000  Los Angeles, Community Redevelopment Agency,
                Parking Systems Revenue,  (Cinerama Dome Public
                Parking Project), (ACA Insured), 5.500%
                due 07/01/2016 ................................       1,049,450
   2,500,000  Los Angeles, Community Redevelopment Agency, Tax
                Allocation Revenue, (North Hollywood Project),
                Series E, (MBIA Insured), 5.400% due 07/01/2024       2,615,575
                Los Angeles, Department of Airports, Airport
                Revenue, (Ontario International Airport),
                Series A, AMT, (FGIC Insured):
   2,205,000    5.600% due 05/15/2007 .........................       2,392,315
   2,575,000    5.700% due 05/15/2008 .........................       2,778,940
   2,500,000  Los Angeles, Harbor Department Revenue, Series B,
                AMT, 5.500% due 08/01/2008 ....................       2,685,600
     125,000  Los Angeles, Home Mortgage Revenue,
                (Mortgage-Backed Securities Project), (GNMA
                Collateral), 8.100% due 05/01/2017 ............         131,584
              Los Angeles, MFHR, AMT, (GNMA  Collateral):
   3,000,000    (Park Parthenia Project), 7.400% due 01/20/2022       3,012,270
   1,000,000    (Ridgecroft Apartments Project), Series E, 6.250%
                  due 09/20/2039 ..............................       1,052,100
     103,000  Los Angeles, SFHR, Series B, (GNMA Collateral),
                7.600% due 08/01/2016 .........................         104,431
   1,445,000  Los Angeles, Special Assessment Revenue,
                (Landscaping & Lighting District No. 96-1
                Project), (AMBAC Insured), 5.000% due 03/01/2022      1,464,811
   6,660,000  Los Angeles, Unified School District, GO,
                (Election of 1997), Series E, (MBIA  Insured),
                5.500% due 07/01/2018** .......................       7,272,520
              Los Angeles, Water & Power Revenue,  (Power
                Systems), Series A-A-3:
   1,705,000    5.250% due 07/01/2018 .........................       1,793,848
   3,000,000    5.250% due 07/01/2019 .........................       3,145,860
   3,000,000    5.375% due 07/01/2020 .........................       3,130,380
   1,405,000  Los Gatos-Saratoga, Joint Unified High School
                District, GO, (Election of 1998), Series B, 5.750%
                due 12/01/2021 ................................       1,522,219
              M-S-R Public Power Agency, San Juan Project
                Revenue, Series I, (MBIA Insured):
   1,810,000    5.000% due 07/01/2016 .........................       1,910,817
   1,250,000    5.000% due 07/01/2017 .........................       1,309,450
   4,050,000  Metropolitan Water District, Southern California
                Waterworks Revenue, Series A, 4.750%
                due 07/01/2022 ................................       3,976,128
              Montebello, Unified School District, Capital
                Appreciation, GO, (FGIC Insured):
     255,000    Zero coupon due 08/01/2009 ....................         198,505
     635,000    Zero coupon due 08/01/2010 ....................         468,052
   1,265,000    Zero coupon due 08/01/2011 ....................         884,981
   1,280,000    Zero coupon due 08/01/2012 ....................         851,469
   1,050,000    Zero coupon due 08/01/2013 ....................         657,993
   1,015,000    Zero coupon due 08/01/2014 ....................         599,966
   1,540,000  Moorpark, Unified School District , GO, Series A,
              (FSA Insured), 5.375% due 08/01/2019 ............       1,652,204
   1,490,000  Mountain View, Shoreline Regional Park Community,
                Tax Allocation Revenue, Series A, (MBIA
              Insured), 5.250% due 08/01/2015..................       1,623,415
   2,785,000  Needles, Public Utilities Authority, Utilities
                Revenue, (Utilities System Acquisition  Project),
                Series A, 6.500% due 02/01/2022 ...............       2,815,217
   1,790,000  Newport-Mesa Unified School District, GO,
                (Election 2000), (MBIA Insured), 5.000%
                due 08/01/2017 ................................       1,886,624
   3,500,000  Novato, Community Facilities District No. 1,
                Special Tax Revenue, 7.200% due 08/01/2015**          3,698,170
                Oakland, Alameda County Unified School District,
                COP, (Energy Retrofit Project):
   2,645,000    (Pre-refunded to 11/15/2005), 7.000%
                  due 05/15/2011+++ ...........................       3,086,662
   3,445,000    (Pre-refunded to 11/15/2006), 6.750%
                  due 11/15/2014+++ ...........................       4,106,922
   1,700,000  Oakland, Revenue Bonds, (YMCA East Bay Project),
                7.100% due 06/01/2010 .........................       1,844,126
   1,565,000  Oakland, Unified School District, GO, (Alameda
                County School Improvements), (FSA Insured),
                5.000% due 08/01/2017 .........................       1,627,099
   1,500,000  Oceanside, COP, Series A, (AMBAC Insured), 5.250%
              due 04/01/2018*** ...............................       1,547,700
   4,000,000  Orange County, COP, Series A, (MBIA Insured),
              5.800% due 07/01/2016 ...........................       4,438,000
   1,280,000  Palm Desert, Financing Authority, Tax Allocation
              Revenue, (Project Area No. 2),  Series A, (MBIA
              Insured), 5.000% due 08/01/2022..................       1,297,523
              Palm Springs, Financing Authority, Lease Revenue,
              (Convention Center Project),  Series A,
              (MBIA Insured):
   1,250,000    5.250% due 11/01/2017 .........................       1,349,775
   1,315,000    5.250% due 11/01/2018 .........................       1,409,772
   1,995,000  Pomona, COP, (Mission Promenade Project), Series
                AE, (AMBAC Insured), 5.375% due 10/01/2032 ....       2,065,483
   5,000,000  Pomona, Public Financing Authority, Tax
                Allocation Revenue, (Merged Redevelopment
                Project), Series AD, (MBIA Insured), 5.000%
                due 02/01/2021** ..............................       5,082,450
   1,000,000  Pomona, Unified School District, GO, (MBIA
                Insured), 6.150% due 08/01/2030 ...............       1,177,230
                Port of Oakland, Airport & Marina Revenue:
   5,000,000    Series K, AMT, (FGIC Insured), 5.750%
                  due 11/01/2029 ..............................       5,362,900
   3,000,000    Series M, (FGIC Insured), 5.250% due 11/01/2018       3,213,300
  5,260,000     Series N,  AMT, (MBIA Insured), 5.000%
                  due 11/01/2011 ..............................       5,672,857
              Port of Oakland, Special Facilities Revenue,
              (Mitsui O.S.K. Lines Ltd. Project), Series A, AMT:
   3,030,000    6.750% due 01/01/2012 .........................       3,096,327
   1,465,000    6.800% due 01/01/2019 .........................       1,484,294
   1,000,000  Poway, Redevelopment Agency, Tax Allocation
                Revenue, (Paguay Redevelopment Project), (AMBAC
                Insured), 5.375% due 06/15/2019 ...............       1,072,560
   2,750,000  Redding, Electrical Systems, COP,
                (Inverse Floater), (MBIA Insured), 11.184%
                due 07/01/2022+ ...............................       3,689,180
   1,000,000  Redondo Beach, Public Financing Authority,
                Revenue Bonds, (South Bay Center Redevelopment
                Project), 7.125% due 07/01/2026 ...............       1,073,800
              Riverside County, Public Financing Authority, COP:
   1,500,000    5.750% due 05/15/2019 .........................       1,505,475
   2,100,000    5.800% due 05/15/2029 .........................       2,068,353
              Rocklin, Unified School District, Capital
                Appreciation, GO, (FGIC Insured):
   1,030,000    Zero coupon due 08/01/2014 ....................         577,820
   1,210,000    Zero coupon due 08/01/2016 ....................         599,071
   1,255,000    Zero coupon due 08/01/2017 ....................         585,006
   1,360,000    Zero coupon due 08/01/2019 ....................         561,313
   1,415,000    Zero coupon due 08/01/2020 ....................         550,449
   1,225,000    Zero coupon due 08/01/2023 ....................         390,603
              Rohnert Park, Community Development Agency, Tax
              Allocation Revenue, (Rohnert Redevelopment
              Project),  (MBIA Insured):
   1,745,000    Zero coupon due 08/01/2021 ....................         658,580
   1,755,000    Zero coupon due 08/01/2023 ....................         582,660
   1,755,000    Zero coupon due 08/01/2025 ....................         521,604
   1,755,000    Zero coupon due 08/01/2027 ....................         467,023
   1,755,000    Zero coupon due 08/01/2029 ....................         418,111
              Sacramento County, Airport System Revenue,
                Series A, (FSA Insured):
   2,425,000    5.250% due 07/01/2019 .........................       2,569,069
   2,550,000    5.250% due 07/01/2020 .........................       2,683,084
   2,000,000  Sacramento County, Sanitation District Financing
                Authority, Sewer Revenue, ETM, 5.000%
                due 12/01/2016 ................................       2,100,200
   1,500,000  Sacramento, City Financing Authority, Lease
                Revenue, (City Hall & Redevelopment Projects),
                Series A, (FSA Insured), 5.000% due 12/01/2028        1,511,160
                Salinas Valley, Solid Waste Authority, Resource
                Recovery Revenue, ATM,  (AMBAC Insured):
   2,475,000    5.250% due 08/01/2027 .........................       2,511,011
   2,000,000    5.250% due 08/01/2031 .........................       2,026,500
     995,000  Salinas, Improvement Board Act of 1915, Special
                Tax Revenue, (Assessment District No. 90-1),
                Series C-185, 5.400% due 09/02/2012..............    1,026,930
                San Bernardino, Redevelopment Agency, Tax
                Allocation Revenue, (San Sevaine  Redevelopment
                Project), Series A:
   1,000,000    6.900% due 09/01/2018 .........................       1,070,150
   2,000,000    7.100% due 09/01/2029 .........................       2,113,920
   1,885,000  San Buenaventura, COP, Series B, (AMBAC Insured),
                5.500% due 01/01/2017 .........................       2,071,276
     600,000  San Diego County, COP, 5.700% due 02/01/2028 ....         607,380
              San Diego, Redevelopment Agency, Auto Parking
                Revenue:
   1,000,000    (Centre City Redevelopment Project), Series A,
                  6.400% due 09/01/2019 .......................       1,072,780
   1,125,000    (Southcrest Redevelopment Project), 6.500%
                  due 10/01/2025 ..............................       1,209,296
   4,000,000  San Diego, Water Authority Revenue, COP,
                Series B, (Inverse Floater), (MBIA Insured),
                10.920% due 04/08/2021+** .....................       5,221,960
   1,000,000  San Dimas, Housing Authority Revenue, (Charter
                Oak Mobile Home Project), Series A, 5.700%
                due 07/01/2028 ................................         963,400
              San Francisco City and County, International
                Airports Commission, Airport Revenue, Second
                Series, AMT:
   1,940,000  Issue 25, (FSA Insured), 4.750% due 05/01/2006          2,066,488
              Issue 27A, (MBIA Insured):
   4,000,000    5.250% due 05/01/2026 .........................       4,064,400
   3,000,000    5.250% due 05/01/2031** .......................       3,044,160
   4,070,000  Issue 28A (MBIA Insured), 5.250% due 05/01/2020**       4,166,296
              San Francisco City and County, MFMR, Series A,
                (FNMA Collateral):
     965,000    6.350% due 02/15/2012 .........................         967,577
   1,250,000    6.450% due 02/15/2024 .........................       1,253,613
   4,295,000  San Francisco City and County, Public Utilities
                Commission, Water Revenue,  Series A, (FSA
                Insured), 5.000% due 11/01/2017** .............       4,512,499
              San Francisco City and County, Redevelopment
                Agency, Capital Appreciation, Lease Revenue,
                (George R.  Moscone Project):
   2,000,000    Zero coupon due 07/01/2011 ....................       1,389,720
   3,000,000    Zero coupon due 07/01/2013 ....................       1,861,380
              San Francisco City and County, Redevelopment
                Financing Authority, Tax Allocation Revenue,
                (San Francisco Redevelopment Projects), Series A,
                (FSA Insured):
   3,150,000    5.000% due 08/01/2017 .........................       3,258,644
   3,320,000    5.000% due 08/01/2018 .........................       3,415,749
   2,000,000  San Francisco, State Building Authority, Lease
                Revenue, (San Francisco Civic Center Complex),
                Series A, (AMBAC Insured), 5.250% due 12/01/2016      2,171,940
   9,310,000  San Jose, Financing Authority, Lease Revenue,
                (Convention Center Project), Series F,  (MBIA
                Insured), 5.000% due 09/01/2018** .............       9,697,389
   1,000,000  San Jose, MFHR, (Sixth & Martha Family
                Apartments), AMT, (FNMA Collateral), 5.875%
                due 03/01/2033 ................................       1,049,060
              San Jose, Unified School District, COP,
                (FSA Insured):
   1,000,000    Zero coupon due 01/01/2009*** .................         795,480
   1,000,000    Zero coupon due 01/01/2010*** .................         754,210
              San Juan, Unified School District, GO,
                (FSA Insured):
   1,825,000    Zero coupon due 08/01/2020 ....................         736,899
   1,000,000    Zero coupon due 08/01/2021 ....................         377,410
   1,820,000    Zero coupon due 08/01/2022 ....................         640,913
   2,000,000  San Marcos, Public Facilities Authority, Revenue
                Bonds, 5.800% due 09/01/2018 ..................       2,062,620
   1,000,000  San Mateo County, Joint Powers Authority, Lease
                Revenue, (Capital Projects Program), (MBIA
                Insured), 6.500% due 07/01/2015 ...............       1,238,020
   2,000,000  San Mateo, Unified High School District, Capital
                Appreciation, GO, (Election of 2000), Series B,
                (FGIC Insured), Zero coupon due 09/01/2025 ....         591,780
   3,035,000  Santa Ana, Unified School District, GO, (Election
                of 1999), Series B, (FGIC  Insured), Zero coupon
                due 08/01/2011*** .............................       2,116,397
   1,500,000  Santa Clarita, Community College District, GO,
                (FGIC Insured), 5.125% due 08/01/2026 .........       1,529,880
   3,000,000  Santa Clarita, Community Facilities District
                No. 92-1, Special Tax Revenue, Series A, 7.500%
                due 11/15/2012 ................................       3,066,420
   1,500,000  Santa Maria, Joint Unified High School District,
                GO, Series A, (FSA Insured), 5.250%
                due 08/01/2025 ................................       1,576,335
              Santa Monica-Malibu Unified School  District, GO:
   1,175,000    5.250% due 08/01/2017 .........................       1,306,130
   1,350,000    5.750% due 08/01/2025 .........................       1,463,157
   4,765,000  Santa Rosa, Mortgage Revenue, (Channate Lodge),
                (FHA Collateral), 6.700% due 12/01/2024** .....       4,913,287
   2,215,000  Simi Valley, Community Development Agency,
                Commonwealth Mortgage  Revenue, (Sycamore Plaza
                II), 6.000% due 09/01/2012+++ .................       2,365,487
   1,500,000  South Gate, Public Financing Authority, Tax
                Allocation Revenue, (South Gate  Redevelopment
                Project No. 1), (XLCA  Insured), 5.000%
                due 09/01/2016 ................................       1,581,540
   2,500,000  Southern California Public Power Authority,
                Transmission Project Revenue, (Southern
                Transmission), Sub-series A, (FSA Insured),
                5.250% due 07/01/2017 .........................       2,689,150
   1,305,000  Stockton, Community Facilities District No. 1,
              Special Tax Revenue, (Mello Roos-Weston Ranch),
              Series A, 6.000% due 09/01/2018..................       1,372,573
   1,780,000  Stockton-East, Water District, COP, (1975 & 1990
                Projects), Series A , (FGIC Insured), 5.250%
                due 04/01/2022 ................................       1,846,180
              Sweetwater Authority, Water Revenue, (FSA Insured):
   1,025,000    5.250% due 04/01/2013 .........................       1,133,250
   1,075,000    5.250% due 04/01/2014 .........................       1,171,729
   3,270,000  Temecula, Redevelopment Agency, Tax Allocation
                Revenue, (Redevelopment Project No.1), (MBIA
                Insured), 5.250% due 08/01/2036** .............       3,346,191
   1,000,000  Torrance, Hospital Revenue, (Torrance Memorial
                Medical Center), Series A, 6.000% due 06/01/2022      1,056,250
              University of California, College & University
              Revenue, (Multi Purpose  Projects), (FGIC Insured):
   1,720,000    Series F, 5.000% due 09/01/2016 ...............       1,814,411
                Series M:
   2,260,000    5.125% due 09/01/2017 .........................       2,388,210
   4,635,000    5.125% due 09/01/2018** .......................       4,883,853
              Vallejo City, Unified School District, GO,
                Series A, (MBIA Insured):
   2,035,000    5.900% due 02/01/2021 .........................       2,352,297
   1,905,000    5.900% due 02/01/2022 .........................       2,193,646
   2,025,000  Vallejo, Public Financing Authority, Revenue
                Bonds, (Fairgrounds Drive Assessment
                District), 5.700% due 09/02/2011 ..............       2,085,001
              Ventura County, Public Financing Authority, COP,
                Series I, (FSA Insured):
   2,790,000    5.250% due 08/15/2015** .......................       3,048,242
   3,040,000    5.250% due 08/15/2016 .........................       3,321,382
   3,500,000  Vista, Unified School District, GO, Series A,
                (FSA Insured), 5.000% due 08/01/2023** ........       3,541,510
              Walnut, Public Financing Authority, Tax
                Allocation Revenue, (Walnut Improvement Project),
                (AMBAC Insured):
   1,660,000    5.375% due 09/01/2018 .........................       1,791,406
   2,305,000    5.375% due 09/01/2022 .........................       2,417,899
   1,350,000  West Contra Costa, Unified School District, GO,
                Series A, (MBIA Insured), 5.350% due 02/01/2017       1,509,719
                                                                   ------------
                                                                    571,589,013
                                                                   ------------
VIRGIN ISLANDS - 0.4%
              Virgin Islands, Public Finance Authority,
                Revenue Bonds, (Gross Receipts of Taxes on Loan
                Notes), Series A:
   1,000,000    5.625% due 10/01/2010 .........................       1,063,440
   1,000,000    6.375% due 10/01/2019 .........................       1,108,500
                                                                   ------------
                                                                      2,171,940
                                                                   ------------
              Total Municipal Bonds and Notes
                (Cost $550,209,650) ...........................     573,760,953
                                                                   ------------
SHORT-TERM MUNICIPAL BONDS - 2.3%
   8,045,000  California Statewide Communities Development
                Authority, COP, (North  California Retired
                Officers), 1.850% due 06/01/2026++ ............       8,045,000
   1,200,000  Irvine Ranch, Water District, COP, (1986
                Capital Improvements Project), 2.000%
                due 08/01/2016++ ..............................       1,200,000
     100,000  Irvine Ranch, Water District, GO, (Consolidated
                Improvement Districts Nos.  140, 186, 188 &
                240), 1.950% due 06/01/2015++ .................         100,000
   2,678,000  Irvine, Improvement Board Act of 1915, Special
                Tax Revenue, (Assessment  District No.
                97-16), 1.950% due 09/02/2022++ ...............       2,678,000
   1,200,000  Orange County, Water District, COP, Project B,
                1.950% due 08/15/2015++ .......................       1,200,000
                                                                   ------------
              Total Short-Term Municipal Bonds
                (Cost $13,223,000) ............................      13,223,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $563,432,650*) ..............     99.8%     586,983,953
OTHER ASSETS AND LIABILITIES (NET) ..................      0.2        1,438,180
                                                         -----     ------------
NET ASSETS ..........................................    100.0%    $588,422,133
                                                         =====     ============

----------------
  * Aggregate cost for federal tax purposes.
** Security pledged as collateral for when-issued securities or futures contracts.
*** Security purchased on a when-issued basis.
  + Variable rate security. The interst rate shown reflects the rate in effect at October 31, 2002.
 ++ Variable rate securities payable upon demand with not more that five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2002.
+++ Security deemed illiquid by the Portfolio Manager.

California Municipal Fund had the following industry concentrations greater than 10% at October 31, 2002 (as a percentage of net assets) (unaudited):

              Tax District                                17.8%
              General Purpose                             13.3%
              Public Building                             13.3%
              Public Education                            10.0%

California Municipal Fund had the following insurance concentrations greater than 10% at October 31, 2002 (as a percentage of net assets) (unaudited):

              MBIA                                        25.8%
              AMBAC                                       12.8%
              FGIC                                        11.0%
              FSA                                         10.1%

                                                                    UNREALIZED
  NUMBER OF                                                        APPRECIATION/
  CONTRACTS                                  VALUE                (DEPRECIATION)
  ---------                                  -----                --------------
FUTURES CONTRACTS-SHORT POSITION
  709   U.S. 5 Year Treasury Note,
           December 2002 ..............    $80,637,675            $   (240,782)
  170   U.S. 10 Year Treasury Note,
           December 2002 ..............     19,502,188                  52,402
                                                                  ------------

        Net Unrealized Depreciation of
          Future Contracts ............                           $   (188,380)
                                                                  ============

-------------------------------------------------------------------------------
                             GLOSSARY OF TERMS
    ACA         -- American Capital Access
    AMBAC       -- American Municipal Bond Assurance Corporation
    AMT         -- Alternative Minimum Tax
    BNY         -- Bank of New York
    COP         -- Certificate of Participation
    ETM         -- Escrowed to Maturity
    FGIC        -- Federal Guaranty Insurance Corporation
    FHA         -- Federal Housing Authority
    FHLMC       -- Federal Home Loan Mortgage Corporation
    FNMA        -- Federal National Mortgage Association
    FSA         -- Financial Security Assurance
    GNMA        -- Government National Mortgage Association
    GO          -- General Obligation Bond
    IBC         -- Insured Bond Certificate
    IDR         -- Industrial Development Revenue
    MBIA        -- Municipal Bond Investors Assurance
    MFHR        -- Multi-family Housing Revenue
    PCR         -- Pollution Control Revenue
    SFHR        -- Single Family Housing Revenue
    SFMR        -- Single Family Mortgage Revenue
    TCRS        -- Transferable Custodial Receipts
    XLCA        -- XL Capital Assurance
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

OCTOBER 31, 2002

  PRINCIPAL
   AMOUNT                                                            VALUE
   ------                                                            -----

MUNICIPAL BONDS AND NOTES - 95.0%

    CALIFORNIA - 91.7%
$  1,000,000  ABAG Financing Authority for Nonprofit
                Corporations, COP, (Episcopal Homes
                Foundation), 6.250% due 08/15/2030 ..........      $  1,074,480
              Alameda County, COP, (MBIA Insured):
   1,000,000    (Santa Rita Jail Project), 5.375%
                due 06/01/2009 ..............................         1,141,860
    2,330,00    Series A, 5.375% due 12/01/2010** ...........         2,646,624
   1,000,000  Alameda County, Public Financing Authority,
                Lease Revenue, 5.000% due 09/02/2008 ........         1,023,060
   2,000,000  Anaheim, Public Financing Authority, Lease
                Revenue, (Convention Center Project),
                Series A, (AMBAC Insured), 5.250%
                due 08/01/2013** ............................         2,238,640
              Anaheim, Public Financing Authority, Power &
                Light Revenue, (Electric System  Generation
                Project), Series B, (FSA Insured):
   2,000,000    5.000% due 10/01/2015** .....................         2,146,240
   2,000,000    5.250% due 10/01/2014** .....................         2,219,360
     150,000  California Educational Facilities Authority,
                College & University Revenue, (University of
                San Diego), (AMBAC Insured), Zero coupon
                due 10/01/2009 ..............................           115,969
   1,000,000  California Educational Facilities Authority,
                Student Loan Revenue, (California Loan Program),
                Series A, AMT, (MBIA Insured), 5.100%
                due 03/01/2014 ..............................         1,056,890
   1,000,000  California Health Facilities Financing
                Authority, Health Care Revenue, (Insured De
                Las Companas Project), Series A, (AMBAC
                Insured), 5.875% due 07/01/2009 .............         1,098,240
              California Housing Finance Agency, Mortgage
                Revenue:
   1,170,000    Series B-1, AMT, (AMBAC-TCRS Insured), 6.200%
                  due 02/01/2007**                                    1,200,361
     445,000    Series E, (MBIA Insured), 6.050%
                  due 08/01/2006 ............................           480,248
                Series L, AMT, (MBIA Insured):
     330,000    5.000% due 08/01/2008 .......................           352,935
     500,000    5.100% due 02/01/2009 .......................           532,080
                Series N, AMT, (AMBAC Insured):
   1,000,000    5.000% due 08/01/2008 .......................         1,069,500
   1,000,000    5.100% due 02/01/2009 .......................         1,064,160
     380,000  California Housing Finance Agency, SFMR, Series
                D1, 4.750% due 08/01/2009                               404,005
   3,000,000  California State Department of Water Resources,
                Water System Revenue, (Central Valley System
                Project), Series Y, (FGIC Insured), 5.250%
                due 12/01/2014***                                     3,252,000
              California State Public Works Board, Lease
                Revenue:
   1,000,000    (California Community Colleges), Series A,
                  (AMBAC Insured), 5.250% due 12/01/2012 ....         1,087,440
                (Department of Corrections Program):
   2,000,000    Series A, (AMBAC Insured), 5.250%
                  due 06/01/2012** ..........................         2,250,720
   1,000,000    Series B, 5.250% due 01/01/2013                       1,098,700
   1,000,000    (Department of Corrections-Ten
                Administrative Segregation Housing Units),
                Series A, (AMBAC Insured), 5.250%
                  due 03/01/2016 ............................         1,082,330
   1,000,000    (Regents University), Series A, (AMBAC
                  Insured), 5.250% due 06/01/2014 ...........         1,121,360
   1,000,000  California State University, Fresno Association
                Inc. Revenue, (Auxiliary Organization Event
                Center), 5.000% due 07/01/2012 ..............         1,039,180
              California State, GO:
   1,000,000    (FGIC Insured), 6.200% due 09/01/2005** .....         1,109,750
                (FSA Insured):
   1,000,000    4.500% due 10/01/2008 .......................         1,076,530
   3,000,000    5.250% due 02/01/2010** .....................         3,324,330
   1,000,000    5.500% due 03/01/2012** .....................         1,122,300
                (MBIA-IBC Insured):
   3,000,000    5.250% due 02/01/2011** .....................         3,331,200
   2,000,000    5.750% due 10/01/2010** .....................         2,302,040
   2,000,000    6.250% due 09/01/2012** .....................         2,405,180
   1,985,000  (XLCA Insured), 5.500% due 03/01/2011** .......         2,247,477
   1,600,000  California Statewide Community Development
                Authority, COP, (Children's Hospital of Los
                Angeles Project), (MBIA Insured), 6.000%
                due 06/01/2007 ..............................         1,826,000
   1,000,000  Carson, Redevelopment Agency, Tax Allocation
                Revenue, (Area No. 1 Project), (MBIA Insured),
                5.500% due 10/01/2014 .......................         1,149,760
   1,000,000  Castaic Lake, Water Agency, COP, (Water System
                Improvement Project), Series A, (MBIA
                Insured), 5.600% due 08/01/2005 .............         1,082,250
   1,240,000  Chino Valley, Unified School District, COP,
                Series A, (FSA Insured), 5.250% due 09/01/2013        1,385,960
   1,690,000  Chula Vista, Public Financing Authority,
                Special Tax Revenue, (Assessment Districts
                Refinancing), Sr. Lien, Series A, (FSA Insured),
                4.500% due 09/02/2013 .......................         1,782,663
   1,795,000  Escondido, Unified School District, GO, Series
                A, (FSA Insured), 5.250% due 08/01/2016 .....         1,951,147
   2,540,000  Fontana, Public Financing Authority, Tax
                Allocation Revenue, (North Fontana
                Redevelopment Project), Series A, (FSA
                Insured), 5.500% due 09/01/2010** ...........         2,895,549
              Foothill Eastern Transportation Corridor
                Agency, Toll Road Revenue:
                (MBIA Insured):
   1,000,000    4.375% due 01/15/2007 .......................         1,069,130
   2,000,000    5.000% due 01/15/2016** .....................         2,112,660
   1,000,000    Sr. Lien, Series A, Zero coupon due 01/01/2004          978,580
     685,000  Golden West Schools Financing Authority,
                Revenue Bonds, Series A, (MBIA Insured),
                5.650% due 02/01/2012 .......................           789,654
   1,500,000  Huntington Beach, MFHR, (Huntington Village
                Apartments Project), Series A, AMT, (FNMA
                Collateral), 4.800% due 11/01/2016 ..........         1,501,800
   1,000,000  Inland Empire Solid Waste Financing Authority,
                Lease Revenue, (Landfill Improvement Financing
                Project), Series B, AMT, (FSA Insured),
                6.000% due 02/01/2006 .......................         1,113,130
   1,080,000  Long Beach, Bond Financing Authority, Lease
                Revenue, (Public Safety Facilities Projects),
                (AMBAC Insured), 5.250% due 11/01/2013 ......         1,211,663
     175,000  Los Angeles County Schools Regionalized
                Business Services Corporation, Capital
                Appreciation, COP, (Los Angeles County
                Schools Pooled Financing Program), Series C,
                (AMBAC Insured), 4.400% due 11/01/2006 ......           176,766
   1,250,000  Los Angeles County, Capital Asset Leasing
                Corporation, Leasehold Revenue, (AMBAC
                Insured), 6.000% due 12/01/2006** ...........         1,422,337
   1,000,000  Los Angeles County, Metropolitan Transportation
                Authority, Sales Tax  Revenue, (Proposition C
                Second Senior), Series A, (AMBAC Insured),
                5.600% due 07/01/2011 .......................         1,098,500
     385,000  Los Angeles, Community Redevelopment Agency,
                Housing Revenue, Series C, (FHA Collateral)
                (AMBAC Insured), 6.000% due 07/01/2004 ......           396,034
              Los Angeles, GO, Series A:
   1,470,000    (FGIC Insured), 5.250% due 09/01/2011 .......         1,656,205
   1,000,000    (MBIA Insured), 5.000% due 09/01/2016 .......         1,058,100
   2,500,000  Los Angeles, Harbor Department Revenue, Series
                B, AMT, 5.500% due 08/01/2008** .............         2,685,600
   1,500,000  Los Angeles, State Building Authority, Lease
                Revenue, (State of California Department of
                General Services Lease Project), Series A,
                (MBIA-IBC Insured), 5.625% due 05/01/2011 ...         1,724,880
              Los Angeles, Unified School District, COP,
                Series B, (MBIA Insured):
   1,000,000    5.250% due 10/01/2005 .......................         1,090,130
   2,000,000    5.500% due 10/01/2007 .......................         2,259,120
   2,000,000  Los Angeles, Water & Power Revenue, (Power
                Systems Project), Series A-A-1, (MBIA
                Insured), 5.250% due 07/01/2013 .............         2,213,100
   2,105,000  M-S-R Public Power Agency, San Juan Project
                Revenue, Series I, (MBIA Insured), 5.000%
                due 07/01/2015 ..............................         2,239,531
     245,000  Modesto, Mortgage Revenue, (Stonebridge
                Project), Series A, (GNMA Collateral), 5.875%
                due 12/01/2004 ..............................           249,033
   1,640,000  Newport Mesa, Unified School District, GO,
                (Election 2000), (MBIA Insured), 5.000%
                due 08/01/2016 ..............................         1,743,304
   1,000,000  North Orange County, Community College
                District, GO, Series A, (MBIA Insured), 5.250%
                due 08/01/2014 ..............................         1,114,990
     105,000  Oakland, Improvement Board Act of 1915,
                Special Tax Revenue, (Medical Hill Parking
                Assessment District No. 3), (MBIA Insured),
                6.000% due 09/02/2004 .......................           109,627
   1,575,000  Oceanside, COP, Series A, (AMBAC Insured),
                5.250% due 04/01/2016*** ....................         1,651,545
              Ontario, Redevelopment Financing Authority,
                Lease Revenue:
   1,055,000    (Capital Projects), (AMBAC Insured), 5.500%
                  due 08/01/2016 ............................         1,167,136
   1,060,000    (Project No.1, Center City & Cimarron
                  Projects), (MBIA Insured), 5.250%
                  due 08/01/2016 ............................         1,149,305
              Orange County, Local Transportation Authority,
                Sales Tax Revenue, (Second  Senior-Measure M):
                (FGIC Insured):
   2,000,000    5.800% due 02/15/2005 .......................         2,168,900
   2,000,000    5.900% due 02/15/2006 .......................         2,224,100
   2,000,000    Series A, (AMBAC Insured), 5.000%
                  due 02/15/2009** ..........................         2,202,920
   1,000,000  Orange County, Public Financing Authority,
                Lease Revenue, (Juvenile Justice Center
                Facility Project), (AMBAC Insured), 5.375%
                due 06/01/2016 ..............................         1,102,340
     795,000  Palm Desert Financing Authority, Tax Allocation
                Revenue, (Area No. 2 Project), Series A,
                (MBIA Insured), 5.000% due 08/01/2012 .......           880,621
              Paramount, Redevelopment Agency, Tax Allocation
                Revenue, (Area No. 1 Project), (MBIA Insured):
   1,610,000    6.100% due 08/01/2006** .....................         1,693,978
   1,700,000    6.100% due 08/01/2007** .....................         1,788,672
   1,000,000  Port of Oakland, Airport & Marina Revenue,
                Series N, AMT, (MBIA Insured), 5.000%
                due 11/01/2011 ..............................         1,078,490
   1,000,000  Rancho, Water District Financing Authority,
                Water & Sewer Revenue, Series A, (FSA
                Insured), 5.000% due 08/01/2007 .............         1,103,870
     720,000  Redondo Beach, Public Financing Authority,
                Revenue Bonds, (South Bay Center Redevelopment
                Project), 6.750% due 07/01/2006 .............           777,370
   1,100,000  Riverside, Special Tax Revenue, (Community
                Facilities District No. 90-1-A), (MBIA
                Insured), 5.500% due 09/01/2013 .............         1,241,350
   2,000,000  San Bernardino County, COP, (West Valley
                Detention Center Refinancing Project),
                Series B, (MBIA Insured), 5.000%
                due 11/01/2009 ..............................         2,224,840
              San Francisco City and County, International
                Airports Commission, Airport Revenue,
                Second Series, AMT:
   2,485,000    Issue 18A, (MBIA Insured), 6.000%
                  due 05/01/2006 ............................         2,749,951
                Issue 22, (AMBAC Insured):
   1,705,000    6.000% due 05/01/2006 .......................         1,886,787
   1,000,000    6.000% due 05/01/2008** .....................         1,119,580
     690,000    Issue 23A, (FGIC Insured), 5.500%
                  due 05/01/2005 ............................           741,640
   2,690,000    Issue 28A, (MBIA Insured), 5.000%
                  due 05/01/2012 ............................         2,877,816
   1,000,000  San Francisco City and County, Public Utilities
                Commission, Water Revenue,  Series A, (FSA
                Insured), 5.000% due 11/01/2016 .............         1,059,060
   1,200,000  San Jose, Financing Authority, Lease Revenue,
                (Convention Center Project), Series F,  (MBIA
                Insured), 5.000% due 09/01/2016 .............         1,269,720
   1,000,000  San Jose, Unified School District, COP,
                (FSA Insured), Zero coupon due 01/01/2008***            834,400
              San Mateo, Unified High School District,
                Capital Appreciation, GO, (Election of 2000
                Project), Series B, (FGIC Insured):
   1,010,000    Zero coupon due 09/01/2011 ..................           704,182
     900,000    Zero coupon due 09/01/2012 ..................           596,610
   1,900,000    Zero coupon due 09/01/2013 ..................         1,186,360
   1,050,000  Santa Ana, COP, (Santa Ana Recycling Project),
                Series A, AMT, (AMBAC  Insured), 5.400%
                due 05/01/2007 ..............................         1,123,027
   1,000,000  Santa Ana, Unified School District, GO,
                (Election of 1999 Project), Series B,(FGIC
                Insured), Zero coupon due 08/01/2008*** .....           813,730
     650,000  Santa Clara, Redevelopment Agency, Tax
                Allocation Revenue, (Bay Shore North Project),
                (AMBAC Insured), 7.000% due 07/01/2010 ......           781,898
   1,000,000  South Gate, Public Financing Authority, Tax
                Allocation Revenue, (South Gate Redevelopment
                Project No. 1), (XLCA  Insured), 5.000%
                due 09/01/2016 ..............................         1,054,360
   1,300,000  South Orange County, Public Financing
                Authority, Special Tax Revenue, (Foothill
                Area-Mello Roos), Series C, (FGIC  Insured),
                6.500% due 08/15/2010  ......................         1,566,253
     995,000  Southern California Home Financing Authority,
                MFHR, (The Fountains Project), Series A, AMT,
                (FNMA Collateral),  (AMBAC Insured), 5.400%
                due 01/01/2027 ..............................         1,058,033
   2,000,000  Southern California Public Power Authority,
                Power & Light Revenue, (San Juan Unit 3
                Project), Series A, (FSA Insured), 5.375%
                due 01/01/2011 ..............................         2,254,440
     965,000  Stanton, MFHR, (Continental Gardens LP Project),
                AMT, (FNMA Collateral),  (AMBAC-TCRS Insured),
                5.625% due 08/01/2029** .....................         1,057,891
   1,305,000  Stockton, Community Facilities District No. 1,
                Supplemental Tax Revenue, (Mello  Roos-Weston
                Ranch), Series A, 5.500% due 09/01/2009 .....         1,393,140
   1,000,000  Tracy, Area Public Facilities Financing Agency,
                Special Tax Revenue, (Community  Facilities
                District No. 87-1-H), (MBIA  Insured), 5.875%
                due 10/01/2013 ..............................         1,129,430
   1,070,000  University of California, College & University
                Revenue, Series A, (CONNIE LEE Insured),
                5.500% due 09/01/2006 .......................         1,084,017
     815,000  Valley Health Systems, Hospital Revenue, Series
                A, (ACA Insured), 6.125% due 05/15/2005** ...           856,141
                                                                   ------------
                                                                    141,456,295
                                                                   ------------
    GUAM - 2.6%
   1,000,000  Guam Government, GO, Series A, (FSA Insured),
                5.500% due 12/01/2011 .......................         1,148,990
   2,500,000  Guam Government, Limited Obligation Revenue,
                Series A, (FSA Insured), 5.500%
                due 12/01/2008** ............................         2,839,000
                                                                   ------------
                                                                      3,987,990
                                                                   ------------
    PUERTO RICO - 0.7%
   1,000,000  Puerto Rico Commonwealth, GO, (FGIC Insured),
                5.000% due 07/01/2008 .......................         1,102,380
                                                                   ------------
              Total Municipal Bonds and Notes
                (Cost $141,115,518) .........................       146,546,665
                                                                   ------------
SHORT-TERM MUNICIPAL BONDS - 7.2%
   1,100,000  California Housing Finance Agency, Mortgage
                Revenue, (Home Mortgages), Series U, AMT,
                (MBIA Insured), 1.980% due 08/01/2032+ ......         1,100,000
   1,185,000  California Statewide Communities Development
                Authority, COP, (MBIA Insured), 1.950%
                due 04/01/2028+ .............................         1,185,000
   6,600,000  California Statewide Communities Development
                Authority, COP, (John Muir/ Mt. Diablo Health
                Center), (AMBAC  Insured), 1.950%
                due 08/15/2027+ .............................         6,600,000
     500,000  M-S-R Public Power Agency, San Juan Project
                Revenue, Sub. Lien, Series F, (MBIA Insured),
                1.900% due 07/01/2022+ ......................           500,000
   1,800,000  Orange County, Sanitation Districts Nos. 1-3,
                5-7 & 11, COP, (AMBAC Insured), 1.950%
                due 08/01/2016+ .............................         1,800,000
                                                                   ------------
              Total Short-Term Municipal Bonds
                (Cost $11,185,000) ..........................        11,185,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $152,300,518*) ............    102.2%       157,731,665
OTHER ASSETS AND LIABILITIES (NET) ................     (2.2)        (3,436,767)
                                                       -----       ------------
NET ASSETS ........................................    100.0%      $154,294,898
                                                       =====       ============

--------------
   * Aggregate cost for federal tax purposes.
 ** Security pledged as collateral for when-issued securities or futures contracts.
*** Security purchased on a when-issued basis.
  + Variable rate securities payable upon demand with not more that five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2002.

                                                                 UNREALIZED
  NUMBER OF                                                     APPRECIATION/
  CONTRACTS                                 VALUE               (DEPRECIATION)
  ---------                                 -----               --------------
FUTURES CONTRACTS-SHORT POSITION
  255   U.S. 5 Year Treasury Note,
          December 2002 ...............  $29,002,267             $  (52,882)
   31   U.S. 10 Year Treasury Note,
               December 2002 ..........    3,556,281                  9,556
                                                                 ----------
        Net Unrealized Depreciation of
               Future Contracts .........................        $  (43,326)
                                                                 ==========

California Insured Intermediate Municipal Fund had the following industry concentrations greater than 10% at October 31, 2002 (as a percentage of net assets) (unaudited):

              General Purpose                             18.5%
              Public Building                             13.4%
              Tax District                                12.5%

California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10% at October 31, 2002 (as a percentage of net assets) (unaudited):

              MBIA                                        36.7%
              AMBAC                                       23.0%
              FSA                                         18.3%
              FGIC                                        11.1%

-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
   ACA        --   American Capital Access
   AMBAC      --   American Municipal Bond Assurance Corporation
   AMT        --   Alternative Minimum Tax
   CONNIE LEE --   College Construction Loan Association
   COP        --   Certificates of Participation
   FGIC       --   Federal Guaranty Insurance Corporation
   FHA        --   Federal Housing Authority
   FNMA       --   Federal National Mortgage Association
   FSA        --   Financial Security Assurance
   GNMA       --   Government National Mortgage Association
   GO         --   General Obligation Bond
   IBC        --   Insured Bond Certificate
   MBIA       --   Municipal Bond Investors Assurance
   MFHR       --   Multi-family Housing Revenue
   SFMR       --   Single Family Mortgage Revenue
   TCRS       --   Transferable Custodial Receipts
   XLCA       --   XL Capital Assurance
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

WM GROUP OF FUNDS

1. ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust
II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are each registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. Trust I and Trust II consist of 17 funds (each a "Fund," collectively, the "Funds"), 14 of which are presented in this report. The Funds being reported on are as follows:

TRUST I                                          TRUST II
EQUITY FUNDS                                     EQUITY FUNDS
Equity Income Fund                               Growth Fund
Growth & Income Fund                             Small Cap Stock Fund
West Coast Equity Fund                           International Growth Fund
(formerly, Growth Fund of the Northwest)
Mid Cap Stock Fund

FIXED-INCOME FUNDS                               FIXED-INCOME FUND
U.S. Government Securities Fund                  Short Term Income Fund
Income Fund
High Yield Fund
                                                 MUNICIPAL FUNDS
MUNICIPAL FUND                                   California Municipal Fund
Tax-Exempt Bond Fund                             California Insured Intermediate
                                                 Municipal Fund

WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment manager to the Funds. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trusts are authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each of the Fixed-Income Funds and the Equity Funds offer four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares. Each of the Municipal Funds currently offer Class A shares, Class B shares and Class C shares. Class A shares of the Funds are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are subject to an initial sales charge at the time of purchase and are subject to a CDSC if redeemed within one year from the date of purchase. In addition, redemptions from International Growth Fund, Class A, Class B and Class C shares, including exchange redemptions, within 90 days of purchase are subject to a redemption fee equal to 2.00% of the redemption proceeds, which will be retained by the Fund. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, LLC (the "Portfolios"), an affliated open-end management investment company, or affiliates of Washington Mutual and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and the U.S. Government Securities System) are valued at the mean of the current bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may engage in futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." The Funds invest in futures contracts solely for the purpose of hedging existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DOLLAR ROLL TRANSACTIONS:

The Short Term Income, U.S. Government Securities and Income Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The values of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to repurchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within a Fund's limitation on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

The Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies effective November 1, 2001. Prior to November 1, 2001, only the Short Term Income Fund and Municipal Funds amortized premiums. All the Funds, other than the Municipal Funds, accreted market discount. Paydown gains and losses on mortgage-backed and asset-backed securities were presented as realized gains and losses. The cumulative effect of applying the required changes has no impact on the net assets reported in the financial statements but resulted in the following:

                                        AT OCTOBER 31, 2001                    FOR THE YEAR ENDED OCTOBER 31, 2002
                                    ----------------------- ----------------------------------------------------------------------
                                      INCREASE/(DECREASE)   INCREASE/(DECREASE)   INCREASE/(DECREASE)      INCREASE/(DECREASE)
                                         IN AMORTIZED        UNDISTRIBUTED NET        ACCUMULATED            NET UNREALIZED
                                            COST OF             INVESTMENT           NET REALIZED      APPRECIATION/(DEPRECIATION)
   NAME OF FUND                         SECURITIES HELD           INCOME              GAIN/(LOSS)            OF INVESTMENTS
   ------------                         ---------------           ------              -----------            --------------
   Equity Income Fund ..............     $ (114,246)           $     37,244           $  (80,148)              $   42,904
   Short Term Income Fund ..........         --                     (44,518)              44,518                    --
   U.S. Government Securities Fund .      (297,942)              (2,077,786)           1,924,104                  153,682
   Income Fund .....................      (879,643)                (425,033)             273,511                  151,522
   High Yield Fund .................       (90,962)                 (60,189)             133,727                  (73,538)
   Tax-Exempt Bond Fund ............       162,139                   92,805              (92,859)                      54
   California Municipal Fund .......       134,344                  108,723             (123,136)                  14,413
   California Insured Intermediate
     Municipal Fund ................        15,217                    3,545                 (296)                  (3,249)

The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect these changes in presentation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed-Income Funds and the Municipal Funds are declared daily and paid monthly. Dividends from net investment income of the Equity Income Fund is declared and paid quarterly. Dividends from any net investment income of the Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds are declared and paid annually. Distributions of any net capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductable excise tax on certain undistributed amounts of ordinary income and capital gains.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund. The following adjustments have been reflected in the components of net assets on the Statements of Assets and Liabilities to present these balances on an income tax basis, excluding certain temporary differences:

                                                      INCREASE/       INCREASE/
                                                     (DECREASE)       (DECREASE)
                                  INCREASE/        UNDISTRIBUTED    ACCUMULATED
                                 (DECREASE)       NET INVESTMENT    NET REALIZED
                               PAID-IN CAPITAL     INCOME/(LOSS)     GAIN/(LOSS)
                               -------------       -----------      -----------
Equity Income Fund ...........  $          1        $ (859,624)     $   859,623
West Coast Equity Fund .......      (961,235)          (30,767)         992,002
Growth Fund ..................    (3,571,903)        4,553,534         (981,631)
Small Cap Stock Fund .........    (1,974,248)        1,963,769           10,479
International Growth Fund ....      (385,537)        2,277,009       (1,891,472)
Short Term Income Fund .......        --                98,568          (98,568)
U.S. Government Securities
  Fund .......................   (30,560,838)        3,145,172       27,415,666
Income Fund ..................   (12,346,181)        2,256,626       10,089,555
High Yield Fund ..............            (1)        3,161,919       (3,161,918)
Tax-Exempt Bond Fund .........       172,230          (189,145)          16,915
California Municipal Fund ....       322,786          (128,537)        (194,249)
California Insured Intermediate
  Municipal Fund .............        89,600          (18,762)          (70,838)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights for the year ended October 31, 2002.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon the relative average net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trusts. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                                        FROM $0    FROM $50     FROM $125    FROM $200     FROM $250   FROM $500
                                        TO $50      TO $125      TO $200      TO $250       TO $500    MILLION TO     OVER
                                        MILLION     MILLION      MILLION      MILLION       MILLION    $1 BILLION  $1 BILLION
                                      ---------------------------------------------------------------------------------------
Equity Income Fund ................    0.625%       0.625%       0.625%       0.625%        0.500%       0.500%       0.500%
Growth & Income Fund ..............    0.625%       0.625%       0.625%       0.625%        0.500%       0.500%       0.500%
West Coast Equity Fund ............    0.625%       0.625%       0.625%       0.625%        0.625%       0.500%       0.375%
Growth Fund .......................    0.850%       0.850%       0.850%       0.850%        0.850%       0.850%       0.850%
Mid Cap Stock Fund ................    0.750%       0.750%       0.750%       0.750%        0.750%       0.750%       0.750%
Small Cap Stock Fund ..............    0.850%       0.850%       0.850%       0.850%        0.850%       0.850%       0.850%
International Growth Fund .........    1.100%       1.000%       0.800%       0.800%        0.800%       0.800%       0.800%
Short Term Income Fund ............    0.500%       0.500%       0.500%       0.450%        0.450%       0.400%       0.400%
U.S. Government Securities Fund ...    0.500%       0.500%       0.500%       0.500%        0.500%       0.500%       0.500%
Income Fund .......................    0.500%       0.500%       0.500%       0.500%        0.500%       0.500%       0.500%
High Yield Fund ...................    0.625%       0.625%       0.625%       0.625%        0.500%       0.500%       0.500%
Tax-Exempt Bond Fund ..............    0.500%       0.500%       0.500%       0.500%        0.400%       0.400%       0.400%
California Municipal Fund .........    0.500%       0.500%       0.500%       0.500%        0.500%       0.500%       0.500%
California Insured Intermediate
  Municipal Fund ..................    0.500%       0.500%       0.500%       0.500%       0.500%        0.500%       0.500%

The Advisor has voluntarily waived $226,944 of its advisory fees for the California Insured Intermediate Municipal Fund for the year ended October 31, 2002.

Effective November 1, 2002, the Advisor will change its monthly fee based upon average daily net assets for the indicated Funds to the following annual rates:

                                        FROM $0    FROM $125    FROM $500     FROM $1       FROM $2
                                        TO $125     TO $500    MILLION TO      TO $2         TO $3        OVER
                                        MILLION     MILLION    $1 BILLION     BILLION       BILLION    $3 BILLION
                                     -----------------------------------------------------------------------------
Growth Fund .......................    0.80%        0.80%        0.75%        0.75%         0.70%        0.65%
Mid Cap Stock Fund ................    0.75%        0.75%        0.75%        0.75%         0.75%        0.70%
Small Cap Stock Fund ..............    0.85%        0.85%        0.85%        0.85%         0.85%        0.80%
International Growth Fund .........    1.00%        0.80%        0.80%        0.75%         0.75%        0.70%
U.S. Government Securities Fund ...    0.50%        0.50%        0.50%        0.50%         0.50%        0.45%
Income Fund .......................    0.50%        0.50%        0.50%        0.50%         0.50%        0.45%
California Municipal Fund .........    0.50%        0.50%        0.50%        0.45%         0.45%        0.45%
California Insured Intermediate
  Municipal Fund ..................    0.50%        0.50%        0.50%        0.45%         0.45%        0.45%

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Funds. Fees were paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized annual shareholder servicing fee is $20.52, $22.70 and $22.70 for Class A, Class B and Class C shareholder accounts for the Equity Funds, Fixed-Income Funds and Municipal Funds, respectively. Class I shares are not subject to shareholder servicing fees. The Transfer Agent has voluntarily waived $28,201and $7,271 of its transfer agent fees for Class A and Class B shares of the Short Term Income Fund, respectively.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. These Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended October 31, 2002 are shown separately in the Statements of Operations.

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, Inc., pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trusts. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 38 funds within the WM Group of Funds.

5. DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares. For the year ended October 31, 2002, the Distributor received $818,860 representing commissions (front-end sales charges) on Class A and Class C shares and $3,618,148 representing CDSC fees from Class A, Class B and Class C shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of each class, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 2002 were as follows:

NAME OF FUND                                        PURCHASES         SALES
-------------------------------                     ---------          ----
Equity Income Fund ............................. $  285,855,444     $ 93,972,738
Growth & Income Fund ...........................    319,319,754      304,360,772
West Coast Equity Fund .........................    215,740,520      114,138,380
Growth Fund ....................................  1,069,617,768      884,812,308
Mid Cap Stock Fund .............................    117,827,654       68,073,989
Small Cap Stock Fund ...........................     86,562,344       45,070,007
International Growth Fund ......................    133,765,915       42,168,935
Short Term Income Fund .........................     41,027,989       23,653,096
U.S. Government Securities Fund ................       --                 86,234
Income Fund ....................................    160,184,447       77,098,068
High Yield Fund ................................    251,349,510      171,784,486
Tax-Exempt Bond Fund ...........................    117,612,256      121,432,068
California Municipal Fund ......................    321,299,432      260,078,070
California Insured Intermediate Municipal Fund       91,236,988       31,139,445

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended October 31, 2002, were as follows:

NAME OF FUND                                         PURCHASES         SALES
------------                                         ---------         -----
Equity Income Fund ............................. $      --         $  3,223,880
Short Term Income Fund .........................     29,169,550      17,476,021
U.S. Government Securities Fund ................    538,822,280     331,558,333
Income Fund ....................................    133,526,025      52,406,402

At October 31, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                    TAX BASIS       TAX BASIS
                                                    UNREALIZED      UNREALIZED
NAME OF FUND                                       APPRECIATION    DEPRECIATION
------------                                       ------------    ------------

Equity Income Fund .............................   $ 43,740,244    $107,371,010
Growth & Income Fund ...........................    193,140,205     241,599,123
West Coast Equity Fund .........................    148,130,014     157,440,390
Growth Fund ....................................     11,535,473     106,109,101
Mid Cap Stock Fund .............................     42,537,766      22,426,313
Small Cap Stock Fund ...........................     17,090,083     211,091,316
International Growth Fund ......................      8,458,937      47,430,358
Short Term Income Fund .........................      5,082,907       2,630,752
U.S. Government Securities Fund ................     30,637,303         241,260
Income Fund ....................................     41,192,765      43,099,140
High Yield Fund ................................     11,181,324      59,991,292
Tax-Exempt Bond Fund ...........................     22,798,779       1,111,325
California Municipal Fund ......................     25,441,004       1,889,701
California Insured Intermediate Municipal Fund        5,501,050          69,903

Information regarding dollar roll transactions by the U.S. Government Securities Fund is as follows:

Maximum amount outstanding during the year .....    $55,463,894
Average amount outstanding during the year* ....    $ 5,318,456
Average monthly shares outstanding during
  the year .....................................     64,553,041
Average debt per share outstanding during
  the year .....................................          $0.08

-----------
* The average amount outstanding during the year was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2002.

7. LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At October 31, 2002, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian.

8. TRANSACTIONS WITH AFFILIATES

In October 2002 and August 2002, the Growth Fund received payments of $2,191,700 and $1,196,186, representing voluntary reimbursements by a related party for a realized investment loss. This loss was incurred during the transition to new sub-advisors on March 1, 2002.

At October 31, 2002, the Portfolios held investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding in each of the Underlying Funds owned by the Portfolios.

                                                                                   PORTFOLIOS
                                                ------------------------------------------------------------------------------
                                                STRATEGIC        CONSERVATIVE                       CONSERVATIVE     FLEXIBLE
                                                  GROWTH            GROWTH            BALANCED        BALANCED        INCOME
NAME OF FUND                                     PORTFOLIO         PORTFOLIO          PORTFOLIO       PORTFOLIO      PORTFOLIO
--------------------                             ---------         ---------          ---------       ---------      ---------
Equity Income Fund .........................       21.8%             37.3%              34.9%           1.8%            4.2%
Growth & Income Fund .......................       24.3%             37.8%              30.6%           1.7%            5.6%
West Coast Equity Fund .....................       25.2%             37.4%              32.5%           1.5%            3.4%
Growth Fund ................................       22.8%             37.7%              33.4%           1.8%            4.3%
Mid Cap Stock Fund .........................       26.3%             34.8%              31.7%           1.7%            5.5%
Small Cap Stock Fund .......................       25.8%             35.9%              32.8%           1.7%            3.8%
International Growth Fund ..................       26.1%             38.7%              33.6%           1.6%            --
Short Term Income Fund .....................        --                --                31.4%           8.2%           60.4%
U.S. Government Securities Fund ............        --               16.9%              48.5%           5.5%           29.1%
Income Fund ................................        --               22.5%              45.4%           5.8%           26.3%
High Yield Fund ............................       12.5%             23.9%              28.8%           2.9%           11.8%

9. CAPITAL LOSS CARRYFORWARDS

At October 31, 2002, the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                  EXPIRING   EXPIRING    EXPIRING   EXPIRING    EXPIRING   EXPIRING    EXPIRING      EXPIRING
NAME OF FUND                      IN 2003     IN 2004     IN 2005    IN 2006     IN 2007    IN 2008     IN 2009       IN 2010
-------------                     --------    --------   ---------  ---------   ---------  ---------   ---------      ----------
Equity Income Fund ........  $     --     $    --     $  --        $ --       $  --     $    --     $      --       $ 2,911,711
Growth and Income Fund ....        --          --        --          --          --          --            --         26,587,069
West Coast Equity Fund ....        --          --        --          --          --          --            --         11,750,801
Growth Fund ...............        --          --        --          --          --          --      241,087,663     151,769,004
Mid Cap Stock Fund ........        --          --        --          --          --          --            --          2,372,730
Small Cap Stock Fund ......        --          --        --          --          --          --            --         21,616,953
International Growth Fund .        --          --        --          --          --          --        9,423,697      15,436,141
Short Term Income Fund ....      206,653     672,111   773,684      75,015     312,683   1,103,217       380,865       1,138,737
U.S. Government Securities
  Fund ....................   33,964,115   3,198,017   503,754       --        254,447   1,966,547         --            851,918
Income Fund ...............   11,486,626     676,598     --          --          --          --            --          4,333,079
High Yield Fund ...........        --          --        --          --        216,842     925,459    10,498,493      20,939,815

10. GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

There are certain risks arising from the California Municipal and California Insured Intermediate Municipal Funds' investments in California municipal securities. The California Municipal and California Insured Intermediate Municipal Funds are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

The West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The West Coast Equity Fund is not intended as a complete investment program and could be adversely impacted by economic trends within this region.

Certain Funds may invest a portion of their assets in foreign securities, developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
WM Trust I and WM Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Equity Income Fund, WM Growth & Income Fund, WM High Yield Fund, WM Income Fund, WM Mid Cap Stock Fund, WM Tax-Exempt Bond Fund, WM U.S. Government Securities Fund and WM West Coast Equity Fund (formerly known as WM Growth Fund of the Northwest) (all funds of WM Trust I) and WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Growth Fund, WM International Growth Fund, WM Short Term Income Fund, and WM Small Cap Stock Fund (all funds of WM Trust II) (collectively the "Funds") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts
December 11, 2002

OTHER INFORMATION (unaudited)

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 2002

1. TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amounts of long term capital gain paid as follows:

    NAME OF FUND
    ------------
    Tax-Exempt Bond Fund ......................................    $1,823,351
    California Municipal Fund .................................     4,081,193
    California Insured Intermediate Municipal Fund ............       876,736

Of the distributions made from investment income the following percentages are tax exempt for regular Federal income tax purposes.

    NAME OF FUND
    ------------
    Tax-Exempt Bond Fund ......................................         99.52%
    California Municipal Fund .................................         99.60%
    California Insured Intermediate Municipal Fund ............        100.00%

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

    NAME OF FUND
    ------------
    Equity Income Fund ........................................         57.39%
    Growth & Income Fund ......................................        100.00%
    West Coast Equity Fund ....................................        100.00%
    Mid Cap Stock Fund ........................................         32.08%
    Small Cap Stock Fund ......................................         14.02%
    Income Fund ...............................................          0.49%
    High Yield Fund ...........................................          3.99%

The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States was $0.0994 per share (representing a total of $3,092,330). The total amount of taxes paid to such countries was $0.0095 per share (representing a total of $295,023).

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

2. TRUSTEES AND OFFICERS INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS                     LENGTH OF TIME            PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE                    SERVED (1)                DURING PAST 5 YEARS               HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
David E. Anderson, 75,                  Sierra Funds-8 years       Retired President and CEO of     Children's Bureau Foundation;
17960 Seabreeze Drive                       WM Group of            GTE California, Inc.             Upward Bound House of Santa
Pacific Palisades, CA 90272                Funds-4 years                                            Monica
-----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 73,           Composite Funds-11 years     Retired doctor of internal
3 East 40th Avenue                           WM Group of           medicine and gastroenterology.
Spokane, WA 99203                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 48,                 Composite Funds-3 years      CPA specializing in personal     Frank Russell Investment
P.O. Box 28338                              WM Group of            financial and tax planning.      Company; Russell Insurance
Spokane, WA 99228-8338                     Funds-4 years                                            Funds; Avista Corporation; St.
                                                                                                    George's School; YMCA of the
                                                                                                    Inland Northwest
-----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 74,              Sierra Funds-8 years       Partner at the law firm of       Braille Institute of America,
553 South Marengo Avenue                    WM Group of            Davis & Whalen LLP.              Inc; Children's Bureau of
Pasadena, CA 91101                         Funds-4 years                                            Southern California, Children's
                                                                                                    Bureau Foundation; Fifield
                                                                                                    Manors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 59,                Griffin Funds-5 years       Founder of McGinnis              Baptist Foundation of Texas;
9225 Katy Freeway, Suite 205                WM Group of            Investments.                     Concord  Trust Company
Houston, TX 77024                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D., 57,      Sierra Funds-7 years       University professor,            Nordstrom Inc.; K2, Inc.; First
110 Westwood Plaza,                         WM Group of            researcher and administrator     Pacific  Advisors' Capital,
Suite C305                                 Funds-4 years           in the Anderson Graduate         Crescent and New Income Funds;
Los Angeles, CA90095-1481                                          School of Management at the      Equity Marketing Inc.; Member
                                                                   University of California Los     of Investment Company Institute
                                                                   Angeles.                         National Board of Governors.
-----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 58,                Composite Funds-1 year      Retired Chairman and CEO of      Wild Seed, Inc.; Catalytic, Inc.
4311 South Madison Road                     WM Group of            BDO Seidman, LLP.
Spokane, WA 99206                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 74,                       Composite Funds-3 years      Founder and Chairman of The      Downtown Seattle Association;
2121 Fifth Avenue                           WM Group of            Rockey  Company.                 Rainier Club; WSU Foundation
Seattle, WA 98121                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 49,                Griffin Funds-5 years       President of Williams College    Marsh and McLennan
P.O. Box 687                                WM Group of            since 2000. Prior thereto,
Williamstown, MA 01267                     Funds-4 years           Dean of the College of
                                                                   Letters, Arts and Sciences;
                                                                   Professor of Economics and
                                                                   Vice President of Planning,
                                                                   University of Southern
                                                                   California.
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey                     Composite Funds-23 years     Retired Managing Director of     AdMedia Partners Inc.; Czech
(Lead Trustee), 76,                         WM Group of            Dillon, Read & Co., an           and Slovak  American Enterprise
444 Madison Avenue, 19th Floor             Funds-4 years           Investment Bank now part of      Fund
New York, NY 10022                                                 UBS Warburg.
-----------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 67,                  Composite Funds-4 years      President of the Seattle         Washington Mutual, Inc.; REI
425 Pike Street, Suite 510                  WM Group of            Foundation.
Seattle, WA 98101                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 65,                Composite Funds-3 years      Chairman of CPM Development      Washington Mutual, Inc.
P.O. Box 3366                               WM Group of            Corporation.
Spokane, WA 99220-3366                      Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 59,                Composite Funds-9 years      President, CEO and Director of
President and CEO                           WM Group of            the Advisor, Distributor and
1201 Third Avenue, 22nd Floor              Funds-4 years           Administrator.
Seattle, WA 98101
-----------------------------------------------------------------------------------------------------------------------------------
                                                  POSITION(S) HELD
                                                  WITH REGISTRANT
       NAME, AGE, AND ADDRESS                            &                              PRINCIPAL OCCUPATION(S)
             OF OFFICER                        LENGTH OF TIME SERVED                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 58,             First Vice President of the Funds since   First Vice President and Director of
1201 Third Avenue, 22nd Floor            2002. First Vice President, Chief      the Administrator, Advisor and
Seattle, WA 98101                      Financial Officer and Treasurer since    Distributor.
                                        2001. First Vice President and Chief
                                         Financial Officer since 1998. Vice
                                        President and Treasurer since 1988.
--------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh, 48,                     Senior Vice President since 2000.      Senior Vice President and Director of
12009 Foundation Place,                   First Vice President since 1997.      the Distributor and Director of the
Suite 350                                                                       Advisor and Administrator since 1997.
GoldRiver, CA 95670                                                             Prior thereto, senior level positions
                                                                                with AIM Management.
--------------------------------------------------------------------------------------------------------------------
Sharon L. Howells, 52,                    First Vice President since 2000.      First Vice President, Secretary and
1201 Third Avenue,                                                              Director of the Advisor, Distributor,
22nd Floor                                                                      and Administrator.
Seattle, WA 98101
--------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski, 41,                    First Vice President since 2001.      First Vice President of the Advisor.
1201 Third Avenue,                           Vice President since 1999.
22nd Floor
Seattle, WA 98101
--------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer, 44,                   First Vice President since 2001.      First Vice President of the Advisor.
1201 Third Avenue,                                                              Prior thereto, senior level positions
22nd Floor                                                                      with Smoot, Miller, Cheney and Co.
Seattle, WA 98101
--------------------------------------------------------------------------------------------------------------------
John T. West, 47,                         First Vice President, Secretary,      Vice President of the Administrator.
1201 Third Avenue,                    Compliance Officer, Treasurer and Chief
22nd Floor                              Financial Officer since 2002. First
Seattle, WA 98101                          Vice President, Secretary and
                                        Compliance Officer since 2001. Vice
                                        President, Secretary and Compliance
                                        Officer since 1998. Secretary since
                                                       1993.
--------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum, 42,                   Senior Vice President since 2001.      Senior Vice President and Chief
1201 Third Avenue,                        First Vice President since 1999.      Investment Officer of the Advisor.
22nd Floor                                                                      Prior to 1999, senior positions at
Seattle, WA 98101                                                               D.A. Davidson and Boatmen's Trust.
--------------------------------------------------------------------------------------------------------------------

------------------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(2) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

3. SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the West Coast Equity Fund (formerly known as Growth Fund of the Northwest) series of WM
Trust I was convened on February 1, 2002, at which shareholders approved the amendment to the Fund's investment objective as described in the Prospectus/Proxy Statement.

                                             AFFIRMATIVE           AGAINST           ABSTAINED             TOTAL
                                             -----------           -------           ---------             -----
Voted Shares .........................      15,251,396.937        472,992.915        159,157.007        15,883,546.859
% of Outstanding Shares ..............      58.463%               1.814%             .610%              60.887%
% of Shares Voted ....................      96.020%               2.978%             1.002%             100.000%

A special meeting of shareholders of the Growth Fund series of WM Trust II was convened on February 7, 2002, at which shareholders approved three new Sub-advisory Agreements, as described in the Prospectus/Proxy Statement.

To approve the Sub-advisory Agreement relating to the Fund among the Fund, WM Advisors, Inc. and Columbia Management Company.

                                              AFFIRMATIVE          AGAINST           ABSTAINED             TOTAL
                                             -----------           -------           ---------             -----
Voted Shares .........................      17,966,746.720        229,509.733        244,605.227        18,440,861.680
% of Outstanding Shares ..............      46.366%               .592%              .631%              47.589%
% of Shares Voted ....................      97.429%               1.245%             1.326%             100.000%

To approve the Sub-advisory Agreement relating to the Fund among the Fund, WM Advisors, Inc. and
OppenheimerFunds, Inc.

                                              AFFIRMATIVE          AGAINST           ABSTAINED             TOTAL
                                             -----------           -------           ---------             -----
Voted Shares .........................      18,016,438.037        198,115.920        226,307.723        18,440,861.680
% of Outstanding Shares ..............      46.494%               .511%              .584%              47.589%
% of Shares Voted ....................      97.698%               1.075%             1.227%             100.000%

To approve the Sub-advisory Agreement relating to the Fund among the Fund, WM Advisors, Inc. and Janus Capital Management.

                                              AFFIRMATIVE          AGAINST           ABSTAINED             TOTAL
                                             -----------           -------           ---------             -----
Voted Shares .........................      17,961,315.301        253,874.816        225,671.563        18,440,861.680
% of Outstanding Shares ..............      46.352%               .655%              .582%              47.589%
% of Shares Voted ....................      97.400%               1.376%             1.224%             100.000%

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

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